Oppenheimer
Main Street Opportunity Fund(R)

Prospectus dated September 29, 2004

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                                       Oppenheimer Main Street Opportunity
                                       Fund(R) is a mutual fund that seeks
                                       long-term capital appreciation. It
                                       invests primarily in common stocks.

                                       This Prospectus contains important
                                       information about the Fund's objective,
                                       its investment policies, strategies and
                                       risks. It also contains important
                                       information about how to buy and sell
                                       shares of the Fund and other account
                                       features. Please read this Prospectus
                                       carefully before you invest and keep it
                                       for future reference about your account.

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved the Fund's securities nor has it determined that this Prospectus is accurate or complete.  It is a criminal offense to represent otherwise.
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                                                (logo) OppenheimerFunds
                                                The Right Way to Invest

CONTENTS

                  A B O U T  T H E  F U N D

                  The Fund's Investment Objective and Principle Investment
                  Strategies

                  Main Risks of Investing in the Fund

                  The Fund's Past Performance

                  Fees and Expenses of the Fund

                  About the Fund's Investments

                  How the Fund is Managed

                  A B O U T  Y O U R  A C C O U N T

                  How to Buy Shares
                  Class A Shares
                  Class B Shares
                  Class C Shares
                  Class N Shares
                  Class Y Shares

                  Special Investor Services
                  AccountLink
                  PhoneLink
                  OppenheimerFunds Internet Website
                  Automatic Withdrawal and Exchange Plans
                  Reinvestment Privilege
                  Retirement Plans

                  How to Sell Shares
                  By Mail
                  By Telephone

                  How to Exchange Shares

                  Shareholder Account Rules and Policies

                  Dividends, Capital Gains and Taxes

                  Financial Highlights

A B O U T  T H E  F U N D

The Fund's Investment Objective and Principle Investment Strategies

WHAT IS THE FUND'S INVESTMENT OBJECTIVE?  The Fund seeks long-term capital appreciation.

WHAT DOES THE FUND INVEST IN?  The Fund invests primarily in common stocks of
U.S. companies of small, medium and large capitalization ranges.

HOW DO THE PORTFOLIO MANAGERS DECIDE WHAT SECURITIES TO BUY OR SELL? The Fund's
portfolio managers use an investment process that combines quantitative models, fundamental research about particular securities and individual judgment in order to decide which securities to buy or sell. The selection process currently involves the use of:
   o  Multi-factor quantitative models: "Top-down" models analyze data such as relative valuations, relative price trends, interest rates and the shape of the yield curve. These help direct portfolio emphasis by market capitalization (small, mid, or large), industries, and value or growth styles. "Bottom up" models help to rank stocks in a universe typically including 3,000 stocks, selecting stocks for relative attractiveness by analyzing stock and company characteristics.
   o  Fundamental research: Internal research and analysis by other market analysts, with emphasis on current company news and industry-related events.
   o  Judgment: After analyzing the models and fundamental research, the portfolio managers apply their judgment to decide which securities to buy or sell.

WHO IS THE FUND DESIGNED FOR? The Fund is designed primarily for investors seeking long-term capital appreciation. Investors in the Fund should be willing to assume the risks of short-term share price fluctuations. The Fund is a moderately aggressive Fund focusing on stock investments. The Fund does not seek income and is not designed for investors needing current income. Because of its focus on long-term growth, the Fund may be appropriate for a portion of a retirement plan investment. The Fund is not a complete investment program.

Main Risks of Investing in the Fund

All investments have risks to some degree. The Fund's investments are subject to changes in their value from a number of factors described below. There is also the risk that poor security selection by the Fund's investment Manager,
OppenheimerFunds, Inc., will cause the Fund to underperform other funds having a similar objective. There is no assurance that the Fund will achieve its objective.

RISKS OF INVESTING IN STOCKS. Stocks fluctuate in price, and their short-term volatility at times may be great. Because the Fund invests primarily in common stocks, the value of the Fund's portfolio will be affected by changes in the stock markets. The Fund's net asset values per share will fluctuate as the value of the Fund's portfolio securities change.

      The prices of individual stocks do not all move in the same direction uniformly or at the same time. Different stock markets may behave differently from each other. The Fund currently focuses its stock investments in U.S.
issuers and accordingly will be affected primarily by changes in U.S. stock markets.

      Other factors can affect a particular stock's price, such as poor earnings reports by the issuer, loss of major customers, major litigation against the issuer, or changes in government regulations affecting the issuer or its industry. Also, securities of small and medium-size companies may have more volatile prices than stocks of large companies.

      At times, the Manager may increase the Fund's emphasis of its investments in a particular industry compared to the weighting of that industry in the
Russell 3000 Index which the Fund uses as a performance benchmark. To the extent that the Fund increases its emphasis on stocks in a particular industry, its share values may fluctuate in response to events affecting that industry, such as changes in economic conditions, government regulations, availability of basic resources or supplies, or other events that affect that industry more than others.

HOW RISKY IS THE FUND OVERALL? The risks described above collectively form the overall risk profile of the Fund and can affect the value of the Fund's investments, its investment performance and its prices per share. Particular investments and investment strategies also have risks. These risks mean that you can lose money by investing in the Fund. When you redeem your shares, they may be worth more or less than what you paid for them. There is no assurance that the Fund will achieve its investment objective.

      In the short term, the stock markets can be volatile, and the price of the
Fund's shares will go up and down. The Fund generally will not use income-oriented investments to help cushion the Fund's return from changes in stock prices. In the OppenheimerFunds spectrum, the Fund is generally more conservative than aggressive growth stock funds, but may be more volatile than funds that invest in both stocks and bonds.

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An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
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The Fund's Past Performance

The bar chart and table below show one measure of the risks of investing in the
Fund, by showing changes in the Fund's performance (for its Class A shares) from year to year for the full calendar years since the Fund's inception and by showing how the average annual total returns of the Fund's shares, both before and after taxes, compare to those of a broad-based market index. The after-tax returns for the other classes of shares will vary.

The after-tax returns are shown for Class A shares only and are calculated using the historical highest individual federal marginal income tax rates in effect during the periods shown, and do not reflect the impact of state or local taxes.
The after-tax returns are calculated based on certain assumptions mandated by regulation and your actual after-tax returns may differ from those shown, depending on your individual tax situation. The after-tax returns set forth below are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or IRAs or to institutional investors not subject to tax. The Fund's past investment performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

Annual Total Returns (Class A) (as of 12/31 each year)

[See appendix to Prospectus for data in bar chart showing annual total returns]

Sales charges and taxes are not included in the calculations of return in this bar chart, and if those charges and taxes were included, the returns may be less than those shown. For the period from 1/1/04 through 6/30/04, the cumulative return (not annualized) before taxes for Class A shares was 3.64%.
During the period shown in the bar chart, the highest return (not annualized)
before taxes for a calendar quarter was 18.20% (2QTR03) and the lowest return
(not annualized) before taxes for a calendar quarter was -17.13% (3QTR02).

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Average Annual Total Returns                                 Past 5 Years
for the periods ended December           1 Year          (or life of class if
31, 2003                                                         less)
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Class A Shares (inception
9/25/00)                                 32.47%                  5.55%
Return Before Taxes                      32.47%                  5.54%
Return After Taxes on                    21.11%                  4.75%
Distributions
Return After Taxes on
Distributions and Sale of Fund
Shares
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Russell 3000 Index (reflects no          31.06%                 -5.63%1
deduction for fees, expenses or
taxes)
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Class B Shares (inception                34.44%                  5.85%
9/25/00)
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Class C Shares (inception                38.50%                  6.70%
9/25/00)
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Class N Shares (inception                39.07%                  8.97%
3/1/01)
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Class Y Shares (inception                41.33%                  7.87%
9/25/00)
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1     From 9/30/00.
The Fund's average annual total returns in the table include the applicable sales charges: for Class A shares, the current maximum initial sales charge of
5.75%; for Class B shares, the contingent deferred sales charges of 5% (1-year)
and 3% (life of class); and for Class C and Class N shares, the 1% contingent deferred sales charge for the 1-year period. There is no sales charge on Class Y shares. The returns measure the performance of a hypothetical account and assume that all dividends and capital gains distributions have been reinvested in additional shares. The performance of the Fund's Class A shares is compared to the Russell 3000 Index, an unmanaged index of large-capitalization U.S.
companies. The index performance includes reinvestment of income but does not reflect transaction costs, fees, expenses or taxes. The Fund investments vary from those in the index.

Fees and Expenses of the Fund

The following tables are provided to help you understand the fees and expenses you may pay if you buy and hold shares of the Fund. The Fund pays a variety of expenses directly for management of its assets, administration, distribution of its shares and other services. Those expenses are subtracted from the Fund's assets to calculate the Fund's net asset values per share. All shareholders therefore pay those expenses indirectly. Shareholders pay other transaction expenses directly, such as sales charges. The numbers below are based on the
Fund's expenses during its fiscal year ended July 31, 2004.

Shareholder Fees (charges paid directly from your investment):

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                              Class A   Class B   Class C   Class N   Class Y
                              Shares    Shares    Shares    Shares    Shares
 ------------------------------------------------------------------------------
 ------------------------------------------------------------------------------
 Maximum Sales Charge          5.75%     None      None                None
 (Load)                                                      None
 on purchases (as % of
 offering price)
 ------------------------------------------------------------------------------
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 Maximum Deferred Sales        None1      5%2                          None
 Charge (Load) (as % of the                         1%3       1%4
 lower of the original
 offering price or
 redemption proceeds)
 ------------------------------------------------------------------------------

  Annual Fund Operating Expenses (deducted from Fund assets):
  (% of average daily net assets)

                                 Class A   Class B  Class C  Class N  Class Y
                                 Shares    Shares    Shares   Shares   Shares
  -----------------------------------------------------------------------------
  -----------------------------------------------------------------------------
  Management Fees                 0.65%     0.65%    0.65%    0.65%    0.65%
  -----------------------------------------------------------------------------
  -----------------------------------------------------------------------------
  Distribution and/or Service     0.25%     1.00%    1.00%    0.50%     N/A
  (12b-1) Fees
  -----------------------------------------------------------------------------
  -----------------------------------------------------------------------------
  Other Expenses                  0.27%     0.36%    0.24%    0.47%    0.02%
  -----------------------------------------------------------------------------
  -----------------------------------------------------------------------------
  Total Annual Operating 1.17% 2.01% 1.89% 1.62% 0.67% Expenses Expenses may
  vary in future years. "Other Expenses" include transfer agent fees, custodial fees, and accounting and legal expenses that the Fund pays. The "Other
  Expenses" in the table are based on, among other things, the fees the Fund would have paid if the transfer agent had not waived a portion of its fee to
  0.35% of average daily net assets per fiscal year for all classes. Prior to
  November 1, 2002, the voluntary waiver for Class Y shares was 0.25%. That undertaking may be amended or withdrawn at any time. After the waiver, the actually "Other Expenses and "Total Annual Operating Expenses" as percentages of average daily net assets were 0.39% and 1.54 % for Class N. For Class A,
  Class B, Class C, and Class Y the "other expenses" represents the expenses incurred during the prior fiscal year due to the expense limitation described above not being exceeded.
  1 Acontingent deferred sales charge may apply to redemptions of investments of
    $1 million or more ($500,000 for certain retirement plan accounts) of Class
    A shares. See "How to Buy Shares" for details.
  2 Applies to redemptions in first year after purchase. The contingent deferred sales charge gradually declines from 5% to 1% in years one through six and is eliminated after that.
  3 Applies to shares redeemed within 12 months of purchase.
  4 Acontingent deferred sales charge applies to shares redeemed within 18 months of retirement plan's first purchase of Class N shares.

EXAMPLES. The following examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in a class of shares of the Fund for the time periods indicated and reinvest your dividends and distributions.

      The first example assumes that you redeem all of your shares at the end of those periods. The second example assumes that you keep your shares. Both examples also assume that your investment has a 5% return each year and that the class's operating expenses remain the same. Your actual costs may be higher or lower because expenses will vary over time. Based on these assumptions your expenses would be as follows:

If shares are redeemed:     1 Year      3 Years     5 Years     10 Years
-----------------------------------------------------------------------------
Class A Shares              $687.38     $925.23     $1,181.65   $1,913.72
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Class B Shares              $704.00     $930.49     $1,282.87   $1,921.99
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Class C Shares              $291.94     $593.91     $1,021.27   $2,211.54
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Class N Shares              $264.74     $511.11     $881.29     $1,921.93
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Class Y Shares              $68.45      $214.37     $373.20     $834.50
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If shares are not redeemed: 1 Year      3 Years     5 Years     10 Years
-----------------------------------------------------------------------------
Class A Shares              $687.38     $925.23     $1,181.65   $1,913.72
-----------------------------------------------------------------------------
Class B Shares              $204.00     $630.49     $1,082.87   $1,921.99
-----------------------------------------------------------------------------
Class C Shares              $191.94     $593.91     $1,021.27   $2,211.54
-----------------------------------------------------------------------------
-----------------------------------------------------------------------------
Class N Shares              $164.74     $511.11     $881.29     $1,921.93
-----------------------------------------------------------------------------
-----------------------------------------------------------------------------
Class Y Shares              $68.45      $214.37     $373.20     $834.50
-----------------------------------------------------------------------------
   In the first example, expenses include the initial sales charge for Class A and the applicable Class B, Class C or Class N contingent deferred sales charges. In the second example, the Class A expenses include the sales charge, but Class B, Class C and Class N expenses do not include the contingent deferred sales charges. There is no sales charge on Class Y shares.
 1 Class B expenses for years 7 through 10 are based on Class A expenses, since
   Class B shares automatically convert to Class A shares 72 months after purchase.

About the Fund's Investments

THE FUND'S PRINCIPAL INVESTMENT POLICIES AND RISKS. The allocation of the Fund's portfolio among different investments will vary over time based upon the
Manager's evaluation of economic and market trends. The Fund's portfolio might not always include all of the different types of investments described below. At times, the Fund may invest more heavily (or all of its assets) in the stocks of one capitalization range or the Fund may vary its investments among the different capitalization ranges. The Statement of Additional Information contains more detailed information about the Fund's investment policies and risks.

      The Manager tries to reduce risks by carefully researching securities before they are purchased. The Fund attempts to reduce its exposure to market risks by diversifying its investments, that is, by not holding a substantial amount of stock of any one company and by not investing too great a percentage of the Fund's assets in any one company. Also, the Fund does not concentrate 25%
or more of its total assets in investments in any one industry.

Stock Investments.  The Fund invests primarily in common stocks of U.S. companies.
      The Fund focuses on securities of issuers in small, medium and large capitalization ranges. "Capitalization" refers to the market value of all of the issuers' outstanding common stock.

Portfolio Turnover. A change in the securities held by the Fund is known as
      "portfolio turnover." The Fund can engage in active and frequent trading to try to achieve its objective, and may have a high portfolio turnover rate (for example, over 100%). Increased portfolio turnover creates higher brokerage and transaction costs for the Fund (and may reduce performance).
      If the Fund realizes capital gains when it sells its portfolio investments, it must generally pay those gains out to shareholders, increasing their taxable distributions. The Financial Highlights table at the end of this Prospectus shows the Fund's portfolio turnover rate during prior fiscal years.

CAN THE FUND'S INVESTMENT OBJECTIVE AND POLICIES CHANGE? The Fund's Board of
Trustees can change non-fundamental investment policies without shareholder approval, although significant changes will be described in amendments to this
Prospectus. Fundamental policies cannot be changed without the approval of a majority of the Fund's outstanding voting shares. The Fund's investment objective is a fundamental policy. Other investment restrictions that are fundamental policies are listed in the Statement of Additional Information. An investment policy is not fundamental unless this Prospectus or the Statement of
Additional Information says that it is.

OTHER INVESTMENT STRATEGIES. The Fund can also use the investment techniques and strategies described below. The Fund might not always use all of them. These techniques have certain risks, although some are designed to help reduce overall investment or market risks.

Risks of Foreign Investing. The Fund can buy securities of companies or governments in any country, developed or underdeveloped. While there is no limit on the amount of the Fund's assets that may be invested in foreign securities, the Manager does not currently plan to invest significant amounts of the Fund's assets in foreign securities. While foreign securities offer special investment opportunities, there are also special risks, such as the effects of a change in value of a foreign currency against the U.S. dollar, which will result in a change in the U.S. dollar value of securities denominated in that foreign currency.

Other Equity Securities. Equity securities include common stocks, as well as
      "equity equivalents" such as preferred stocks and securities convertible into common stock. Preferred stock has a set dividend rate and ranks after bonds and before common stocks in its claim for dividends and on assets if the issuer is liquidated or becomes bankrupt. The Manager considers some convertible securities to be "equity equivalents" because of the conversion feature and in that case their rating has less impact on the investment decision than in the case of debt securities.

Illiquid and Restricted Securities. Investments may be illiquid because they do not have an active trading market, making it difficult to value them or dispose of them promptly at an acceptable price. Restricted securities may have terms that limit their resale to other investors or may require registration under applicable securities laws before they may be sold publicly. The Fund will not invest more than 10% of its net assets in illiquid or restricted securities. The Board can increase that limit to
      15%. Certain restricted securities that are eligible for resale to qualified institutional purchasers may not be subject to that limit. The
      Manager monitors holdings of illiquid securities on an ongoing basis to determine whether to sell any holdings to maintain adequate liquidity.

Derivative Investments. The Fund can invest in a number of different kinds of
      "derivative" investments. In general terms, a derivative investment is an investment contract whose value depends on (or is derived from) the value of an underlying asset, interest rate or index. In the broadest sense, options, futures contracts, and other hedging instruments the Fund might use may be considered "derivative" investments. The Fund does not expect to use derivatives to a significant degree and is not required to use them in seeking its objective.

      Derivatives have risks. If the issuer of the derivative investment does not pay the amount due, the Fund can lose money on the investment. The underlying security or investment on which a derivative is based, and the derivative itself, may not perform the way the Manager expected it to. As a result of these risks, the Fund could realize less principal or income from the investment than expected or its hedge might be unsuccessful. As a result, the Fund's share prices could fall. Certain derivative investments held by the Fund might be illiquid.

   o  Hedging. The Fund can buy and sell futures contracts, put and call options, forward contracts and options on futures and broadly-based securities indices. These are all referred to as "hedging instruments."
      Some of these strategies would hedge the Fund's portfolio against price fluctuations. Other hedging strategies, such as buying futures and call options, would tend to increase the Fund's exposure to the securities market.

      There are also special risks in particular hedging strategies. Options trading involves the payment of premiums and can increase portfolio turnover. If the Manager used a hedging instrument at the wrong time or judged market conditions incorrectly, the strategy could reduce the Fund's return.

Temporary Defensive and Interim Investments. In times of adverse or unstable market or economic conditions, the Fund can invest up to 100% of its assets in temporary defensive investments that are inconsistent with the
      Fund's principal investment strategies. Generally they would be, highly-rated commercial paper and money market instruments, U.S.
      government securities and repurchase agreements. The Fund might also hold these types of securities pending the investment of proceeds from the sale of Fund shares or portfolio securities or to meet anticipated redemptions of Fund shares. To the extent the Fund invests defensively in these securities, it may not achieve its investment objective.

Loans of Portfolio Securities. The Fund has entered into a Securities Lending
      Agreement with JP Morgan Chase. Under that agreement portfolio securities of the Fund may be loaned to brokers, dealers and other financial institutions. The Securities Lending Agreement provides that loans must be adequately collateralized and may be made only in conformity with the
      Fund's Securities Lending Guidelines, adopted by the Fund's Board of
      Trustees. The value of the securities loaned may not exceed 25% of the value of the Fund's net assets.

How the Fund is Managed

THE MANAGER. The Manager chooses the Fund's investments and handles its day-to-day business. The Manager carries out its duties, subject to the policies established by the Fund's Board of Trustees, under an investment advisory agreement that states the Manager's responsibilities. The agreement sets the fees the Fund pays to the Manager and describes the expenses that the Fund is responsible to pay to conduct its business.

      The Manager has been an investment advisor since January 1960. The Manager and its subsidiaries and controlled affiliates managed more than $155 billion in assets as of June 30, 2003, including other Oppenheimer funds, with more than 10 million shareholder accounts. The Manager is located at Two World Financial
Center, 225 Liberty Street, 11th Floor, New York, New York 10281-1008.

Portfolio Managers. The portfolio managers of the Fund are Nikolaos Monoyios and
      Mark Zavanelli. Mr. Monoyios is a Vice President of the Fund, a Senior
      Vice President of the Manager since October 2003 and an officer and portfolio manager of other Oppenheimer funds. Mr. Zavanelli is a Vice
      President of the Fund, a Vice President of the Manager since November 2000 and an officer and portfolio manager of other Oppenheimer funds. Before joining the Manager in April 1998, Mr. Zavanelli was President of
      Waterside Capital Management, a registered investment advisor (from August
      1995), and a financial research analyst for Elder Research (from June
      1997).

Advisory Fees. Under the Investment Advisory Agreement, the Fund pays the
      Manager an advisory fee at an annual rate that declines on additional assets as the Fund grows: 0.75% of the first $200 million of average annual net assets of the Fund, 0.72% of the next $200 million, 0.69% of the next $200 million, 0.66% of the next $200 million, and 0.60% of average annual net assets in excess of $800 million. The Fund's management fee for its last fiscal year ended July 31, 2004 was 0.65% of average annual net assets for each class of shares.

ABOUT YOUR ACCOUNT

How to Buy Shares

     You  can  buy  shares  several  ways,  as  described   below.   The  Fund's
Distributor, OppenheimerFunds Distributor, Inc., may appoint servicing agents to
accept  purchase  (and  redemption)   orders.  The  Distributor,   in  its  sole
discretion, may reject any purchase order for the Fund's shares.

Buying Shares Through Your Dealer. You can buy shares through any dealer, broker or financial institution that has a sales agreement with the Distributor.
      Your dealer will place your order with the Distributor on your behalf. A broker or dealer may charge for that service.
Buying Shares Through the Distributor. Complete an OppenheimerFunds New Account
      Application and return it with a check payable to "OppenheimerFunds
      Distributor, Inc." Mail it to P.O. Box 5270, Denver, Colorado 80217. If
      you don't list a dealer on the application, the Distributor will act as your agent in buying the shares. However, we recommend that you discuss your investment with a financial advisor before you make a purchase to be sure that the Fund is appropriate for you.
o     Paying by Federal Funds Wire. Shares purchased through the Distributor may be paid for by Federal Funds wire. The minimum investment is $2,500.
      Before sending a wire, call the Distributor's Wire Department at
      1.800.225.5677 to notify the Distributor of the wire and to receive further instructions.
o     Buying Shares Through OppenheimerFunds AccountLink. With AccountLink, you
      pay for shares by electronic funds transfers from your bank account.
      Shares are purchased for your account by a transfer of money from your bank account through the Automated Clearing House (ACH) system. You can provide those instructions automatically, under an Asset Builder Plan, described below, or by telephone instructions using OppenheimerFunds
      PhoneLink, also described below. Please refer to "AccountLink," below for more details.
o     Buying Shares Through Asset Builder Plans. You may purchase shares of the
      Fund automatically each month from your account at a bank or other financial institution under an Asset Builder Plan with AccountLink.
      Details are in the Asset Builder Application and the Statement of
      Additional Information.

WHAT IS THE MINIMUM AMOUNT YOU MUST INVEST? In most cases, you can buy Fund shares with a minimum initial investment of $1,000 and make additional investments at any time with as little as $50. There are reduced minimums available under the following special investment plans:
o     If you establish one of the many types of retirement plan accounts that
      OppenheimerFunds offers, more fully described below under "Special
      Investor Services," you can start your account with as little as $500.
o     By using an Asset Builder Plan or Automatic Exchange Plan (details are in the Statement of Additional Information), or government allotment plan, you can make subsequent investments (after making the initial investment of $500) for as little as $50. For any type of account established under one of these plans prior to November 1, 2002, the minimum additional investment will remain $25.
o     The minimum investment requirement does not apply to reinvesting dividends from the Fund or other Oppenheimer funds (a list of them appears in the
      Statement of Additional Information, or you can ask your dealer or call the Transfer Agent), or reinvesting distributions from unit investment trusts that have made arrangements with the Distributor.

AT WHAT PRICE ARE SHARES SOLD? Shares are sold at their offering price which is the net asset value per share plus any initial sales charge that applies. The offering price that applies to a purchase order is based on the next calculation of the net asset value per share that is made after the Distributor receives the purchase order at its offices in Colorado, or after any agent appointed by the
Distributor receives the order.

Net Asset Value. The Fund calculates the net asset value of each class of shares as of the close of The New York Stock Exchange ("the Exchange"), on each day the Exchange is open for trading (referred to in this Prospectus as a "regular business day"). The Exchange normally closes at 4:00 P.M.,
      Eastern time, but may close earlier on some days. All references to time in this Prospectus mean "Eastern time."

      The net asset value per share for a class of shares on a "regular business day" is determined by dividing the value of the Fund's net assets attributable to that class by the number of shares of that class outstanding on that day. To determine net asset values, the Fund assets are valued primarily on the basis of current market quotations. If market quotations are not readily available or do not accurately reflect fair value for a security (in the Manager's judgment) or if a security's value has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded, that security may be valued by another method that the Board of Trustees believes accurately reflects the fair value.

      The Board has adopted valuation procedures for the Fund and has delegated the day-to-day responsibility for fair value determinations to the
      Manager's Valuation Committee. Fair value determinations by the Manager are subject to review, approval and ratification by the Board at its next scheduled meeting after the fair valuations are determined. In determining whether current market prices are readily available and reliable, the
      Manager monitors the information it receives in the ordinary course of its investment management responsibilities for significant events that it believes in good faith will affect the market prices of the securities of issuers held by the Fund. Those may include events affecting specific issuers (for example, a halt in trading of the securities of an issuer on an exchange during the trading day) or events affecting securities markets
      (for example, a foreign securities market closes early because of a natural disaster).

      If, after the close of the principal market on which a security held by the Fund is traded and before the time as of which the Fund's net asset values are calculated that day, a significant event occurs that the
      Manager learns of and believes in the exercise of its judgment will cause a material change in the value of that security from the closing price of the security on the principal market on which it is traded, the Manager will use its best judgment to determine a fair value for that security.

      The Manager believes that foreign securities values may be affected by volatility that occurs in U.S. markets on a trading day after the close of foreign securities markets. The Manager's fair valuation procedures therefore include a procedure whereby foreign securities prices may be
      "fair valued" to take those factors into account.
The Offering Price. To receive the offering price for a particular day, in most cases the Distributor or its designated agent must receive your order by the time the Exchange closes that day. If your order is received on a day when the Exchange is closed or after it has closed, the order will receive the next offering price that is determined after your order is received.
Buying Through a Dealer. If you buy shares through a dealer, your dealer must receive the order by the close of the Exchange and transmit it to the
      Distributor so that it is received before the Distributor's close of business on a regular business day (normally 5:00 P.M.) to receive that day's offering price, unless your dealer has made alternative arrangements with the Distributor. Otherwise, the order will receive the next offering price that is determined.

--------------------------------------------------------------------------------------------
WHAT CLASSES OF SHARES DOES THE FUND OFFER? The Fund offers investors five different classes of shares. The different classes of shares represent investments in the same portfolio of securities, but the classes are subject to different expenses and will likely have different share prices. When you buy shares, be sure to specify the class of shares. If you do not choose a class, your investment will be made in Class A shares.
--------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------
Class A Shares. If you buy Class A shares, you pay an initial sales charge (on investments up to $1 million for regular accounts or lesser amounts for certain retirement plans). The amount of that sales charge will vary depending on the amount you invest. The sales charge rates are listed in
      "How Can You Buy Class A Shares?" below.
--------------------------------------------------------------------------------------------
Class B Shares. If you buy Class B shares, you pay no sales charge at the time of purchase, but you will pay an annual asset-based sales charge. If you sell your shares within 6 years of buying them, you will normally pay a contingent deferred sales charge. That contingent deferred sales charge varies depending on how long you own your shares, as described in "How Can
      You Buy Class B Shares?" below.
--------------------------------------------------------------------------------------------
Class C Shares. If you buy Class C shares, you pay no sales charge at the time of purchase, but you will pay an annual asset-based sales charge. If you sell your shares within 12 months of buying them, you will normally pay a contingent deferred sales charge of 1.0%, as described in "How Can You Buy
      Class C Shares?" below.
--------------------------------------------------------------------------------------------
Class N Shares. If you buy Class N shares (available only through certain retirement plans), you pay no sales charge at the time of purchase, but you will pay an annual asset-based sales charge. If you sell your shares within 18 months of the retirement plan's first purchase of Class N shares, you may pay a contingent deferred sales charge of 1.0%, as described in "How Can You Buy Class N Shares?" below.
Class Y Shares. Class Y shares are offered only to certain institutional investors that have a special agreement with the Distributor.

WHICH CLASS OF SHARES SHOULD YOU CHOOSE? Once you decide that the Fund is an appropriate investment for you, the decision as to which class of shares is best suited to your needs depends on a number of factors that you should discuss with your financial advisor. Some factors to consider are how much you plan to invest and how long you plan to hold your investment. If your goals and objectives change over time and you plan to purchase additional shares, you should re-evaluate those factors to see if you should consider another class of shares.
The Fund's operating costs that apply to a class of shares and the effect of the different types of sales charges on your investment will vary your investment results over time.

      The discussion below is not intended to be investment advice or a recommendation, because each investor's financial considerations are different.
The discussion below assumes that you will purchase only one class of shares and not a combination of shares of different classes. Of course, these examples are based on approximations of the effects of current sales charges and expenses projected over time, and do not detail all of the considerations in selecting a class of shares. You should analyze your options carefully with your financial advisor before making that choice.

How Long Do You Expect to Hold Your Investment? While future financial needs cannot be predicted with certainty, knowing how long you expect to hold your investment will assist you in selecting the appropriate class of shares. Because of the effect of class-based expenses, your choice will also depend on how much you plan to invest. For example, the reduced sales charges available for larger purchases of Class A shares may, over time, offset the effect of paying an initial sales charge on your investment, compared to the effect over time of higher class-based expenses on shares of Class B, Class C or Class N. For retirement plans that qualify to purchase Class N shares, Class N shares will generally be more advantageous than Class B and Class C shares.

   o  Investing for the Shorter Term. While the Fund is meant to be a long-term investment, if you have a relatively short-term investment horizon (that is, you plan to hold your shares for not more than six years), you should most likely invest in Class A or Class C shares rather than Class B shares. That is because of the effect of the Class B contingent deferred sales charge if you redeem within six years, as well as the effect of the
      Class B asset-based sales charge on the investment return for that class in the short-term. Class C shares might be the appropriate choice
      (especially for investments of less than $100,000), because there is no initial sales charge on Class C shares, and the contingent deferred sales charge does not apply to amounts you sell after holding them one year.

      However, if you plan to invest more than $100,000 for the shorter term, then as your investment horizon increases toward six years, Class C shares might not be as advantageous as Class A shares. That is because the annual asset-based sales charge on Class C shares will have a greater impact on your account over the longer term than the reduced front-end sales charge available for larger purchases of Class A shares.

      If you invest $1 million or more, in most cases Class A shares will be the most advantageous choice, no matter how long you intend to hold your shares. For that reason, the Distributor normally will not accept purchase orders of $100,000 or more of Class B shares or $1 million or more of
      Class C shares from a single investor. Dealers or other financial intermediaries purchasing shares for their customers in omnibus accounts are responsible for compliance with those limits.

o     Investing for the Longer Term. If you are investing less than $100,000 for the longer-term, for example for retirement, and do not expect to need access to your money for seven years or more, Class B shares may be appropriate.

Are There Differences in Account Features That Matter to You? Some account features may not be available to Class B, Class C and Class N shareholders. Other features may not be advisable (because of the effect of the contingent deferred sales charge) for Class B, Class C and Class N shareholders. Therefore, you should carefully review how you plan to use your investment account before deciding which class of shares to buy.

      Additionally, the dividends payable to Class B, Class C and Class N shareholders will be reduced by the additional expenses borne by those classes that are not borne by Class A or Class Y shares, such as the Class
      B, Class C and Class N asset-based sales charge described below and in the
      Statement of Additional Information.

How Do Share Classes Affect Payments to Your Broker? A financial advisor may receive different compensation for selling one class of shares than for selling another class. It is important to remember that Class B, Class C and Class N contingent deferred sales charges and asset-based sales charges have the same purpose as the front-end sales charge on sales of
      Class A shares: to compensate the Distributor for concessions and expenses it pays to dealers and financial institutions for selling shares. The
      Distributor may pay additional compensation from its own resources to securities dealers or financial institutions based upon the value of shares of the Fund owned by the dealer or financial institution for its own account or for its customers.

SPECIAL SALES CHARGE ARRANGEMENTS AND WAIVERS. Appendix B to the Statement of
Additional Information details the conditions for the waiver of sales charges that apply in certain cases, and the special sales charge rates that apply to purchases of shares of the Fund by certain groups, or under specified retirement plan arrangements or in other special types of transactions. To receive a waiver or special sales charge rate, you must advise the Distributor when purchasing shares or the Transfer Agent when redeeming shares that a special condition applies.

HOW CAN YOU BUY CLASS A SHARES? Class A shares are sold at their offering price, which is normally net asset value plus an initial sales charge. However, in some cases, described below, purchases are not subject to an initial sales charge, and the offering price will be the net asset value. In other cases, reduced sales charges may be available, as described below or in the Statement of
Additional Information. Out of the amount you invest, the Fund receives the net asset value to invest for your account.

      The sales charge varies depending on the amount of your purchase. A portion of the sales charge may be retained by the Distributor or allocated to your dealer as a concession. The Distributor reserves the right to reallow the entire concession to dealers. The current sales charge rates and concessions paid to dealers and brokers are as follows:
 ------------------------------------------------------------------------------
 Amount of Purchase       Front-End Sales  Front-End Sales   Concession As
                                           Charge As a
                          Charge As a      Percentage of
                          Percentage of    Net               Percentage of
                          Offering Price   Amount Invested   Offering Price
 ------------------------------------------------------------------------------
 ------------------------------------------------------------------------------
 Less than $25,000             5.75%             6.10%             4.75%
 ------------------------------------------------------------------------------
 ------------------------------------------------------------------------------
 $25,000 or more but           5.50%             5.82%             4.75%
 less than $50,000
 ------------------------------------------------------------------------------
 ------------------------------------------------------------------------------
 $50,000 or more but           4.75%             4.99%             4.00%
 less than $100,000
 ------------------------------------------------------------------------------
 ------------------------------------------------------------------------------
 $100,000 or more but          3.75%             3.90%             3.00%
 less than $250,000
 ------------------------------------------------------------------------------
 ------------------------------------------------------------------------------
 $250,000 or more but          2.50%             2.56%             2.00%
 less than $500,000
 ------------------------------------------------------------------------------
 ------------------------------------------------------------------------------
 $500,000 or more but          2.00%             2.04%             1.60%
 less than $1 million
 ------------------------------------------------------------------------------

Can You Reduce Class A Sales Charges? You may be eligible to buy Class A shares at reduced sales charge rates under the Fund's "Right of
      Accumulation" or a Letter of Intent, as described in "Reduced Sales
      Charges" in the Statement of Additional Information.

      To receive the reduced sales charge, at the time you purchase shares of the Fund or any Oppenheimer fund, you must inform your broker-dealer or financial intermediary of any other Oppenheimer funds that you and your spouse own. This includes, for example, shares of an Oppenheimer fund held in a retirement account, an employee benefit plan, or at a broker-dealer or financial intermediary other than the one handling your current purchase. For more complete information about ways to reduce your sales charges, please visit the OppenheimerFunds website:
      WWW.OPPENHEIMERFUNDS.COM.

Class A Contingent Deferred Sales Charge. There is no initial sales charge on purchases of Class A shares of any one or more of the Oppenheimer funds aggregating $1 million or more, or on purchases of Class A shares by certain retirement plans that satisfied certain requirements prior to
      March 1, 2001 ("grandfathered retirement accounts"). However, those Class
      A shares may be subject to a Class A contingent deferred sales charge, as described below. Retirement plans holding shares of Oppenheimer funds in an omnibus account(s) for the benefit of plan participants in the name of a fiduciary or financial intermediary (other than
      OppenheimerFunds-sponsored Single DB Plus plans) are not permitted to make initial purchases of Class A shares subject to a contingent deferred sales charge.

      The Distributor pays dealers of record concessions in an amount equal to
      1.0% of purchases of $1 million or more other than purchases by grandfathered retirement accounts. For grandfathered retirement accounts, the concession is 0.75% of the first $2.5 million of purchases plus 0.25%
      of purchases in excess of $2.5 million. In either case, the concession will not be paid on purchases of shares by exchange or that were previously subject to a front-end sales charge and dealer concession.

      If you redeem any of those shares within an 18-month "holding period"
      measured from the beginning of the calendar month of their purchase, a contingent deferred sales charge (called the "Class A contingent deferred sales charge") may be deducted from the redemption proceeds. That sales charge will be equal to 1.0% of the lesser of:
o     the aggregate net asset value of the redeemed shares at the time of redemption
      (excluding shares purchased by reinvestment of dividends or capital gain distributions); or
o     the original net asset value of the redeemed shares.

      The Class A contingent deferred sales charge will not exceed the aggregate amount of the concessions the Distributor paid to your dealer on all purchases of Class A shares of all Oppenheimer funds you made that were subject to the Class A contingent deferred sales charge.

Purchases by Certain Retirement Plans. There is no initial sales charge on purchases of Class A shares of any one or more Oppenheimer funds by retirement plans that have $10 million or more in plan assets and that have entered into a special agreement with the Distributor and by retirement plans which are part of a retirement plan product or platform offered by certain banks, broker-dealers, financial advisors, insurance companies or recordkeepers which have entered into a special agreement with the Distributor. The Distributor currently pays dealers of record concessions in an amount equal to 0.25% of the purchase price of Class A shares by those retirement plans from its own resources at the time of sale, subject to certain exceptions as described in the Statement of
      Additional Information. There is no contingent deferred sales charge upon the redemption of such shares.

HOW CAN YOU BUY CLASS B SHARES? Class B shares are sold at net asset value per share without an initial sales charge. However, if Class B shares are redeemed within six years from the beginning of the calendar month of their purchase, a contingent deferred sales charge will be deducted from the redemption proceeds.
The Class B contingent deferred sales charge is paid to compensate the
Distributor for its expenses of providing distribution-related services to the
Fund in connection with the sale of Class B shares.

      The amount of the contingent deferred sales charge will depend on the number of years since you invested and the dollar amount being redeemed, according to the following schedule for the Class B contingent deferred sales charge holding period:

-------------------------------------------------------------------------------
                                        Contingent Deferred Sales Charge on
Years Since Beginning of Month in       Redemptions in That Year
Which Purchase Order was Accepted       (As % of Amount Subject to Charge)
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
0 - 1                                   5.0%
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
1 - 2                                   4.0%
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
2 - 3                                   3.0%
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
3 - 4                                   3.0%
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
4 - 5                                   2.0%
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
5 - 6                                   1.0%
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
More than 6                             None
-------------------------------------------------------------------------------
      In the table, a "year" is a 12-month period. In applying the contingent deferred sales charge, all purchases are considered to have been made on the first regular business day of the month in which the purchase was made.

Automatic Conversion of Class B Shares. Class B shares automatically convert to
      Class A shares 72 months after you purchase them. This conversion feature relieves Class B shareholders of the asset-based sales charge that applies to Class B shares under the Class B Distribution and Service Plan, described below. The conversion is based on the relative net asset value of the two classes, and no sales load or other charge is imposed. When any
      Class B shares that you hold convert, any other Class B shares that were acquired by reinvesting dividends and distributions on the converted shares will also convert to Class A shares. For further information on the conversion feature and its tax implications, see "Class B Conversion" in the Statement of Additional Information.

How Can you Buy Class C Shares? Class C shares are sold at net asset value per share without an initial sales charge. However, if Class C shares are redeemed within a holding period of 12 months from the beginning of the calendar month of their purchase, a contingent deferred sales charge of 1.0% will be deducted from the redemption proceeds. The Class C contingent deferred sales charge is paid to compensate the Distributor for its expenses of providing distribution-related services to the Fund in connection with the sale of Class C shares.

HOW CAN YOU BUY CLASS N SHARES? Class N shares are offered for sale to retirement plans (including IRAs and 403(b) plans) that purchase $500,000 or more of Class N shares of one or more Oppenheimer funds or to group retirement plans (which do not include IRAs and 403(b) plans) that have assets of $500,000 or more or 100 or more eligible participants. See "Availability of Class N shares" in the Statement of Additional Information for other circumstances where
Class N shares are available for purchase.

      Class N shares are sold at net asset value without an initial sales charge. A contingent deferred sales charge of 1.0% will be imposed upon the redemption of Class N shares, if:
o     The group retirement plan is terminated or Class N shares of all
      Oppenheimer funds are terminated as an investment option of the plan and
      Class N shares are redeemed within 18 months after the plan's first purchase of Class N shares of any Oppenheimer fund, or
o     With respect to an IRA or 403(b) plan, Class N shares are redeemed within
      18 months of the plan's first purchase of Class N shares of any
      Oppenheimer fund.

      Retirement plans that offer Class N shares may impose charges on plan participant accounts. The procedures for buying, selling, exchanging and transferring the Fund's other classes of shares (other than the time those orders must be received by the Distributor or Transfer Agent in Colorado) and
the special account features applicable to purchasers of those other classes of shares described elsewhere in this Prospectus do not apply to Class N shares offered through a group retirement plan. Instructions for buying, selling, exchanging or transferring Class N shares offered through a group retirement plan must be submitted by the plan, not by plan participants for whose benefit the shares are held.

Who Can Buy Class Y Shares? Class Y shares are sold at net asset value per share without a sales charge directly to institutional investors that have special agreements with the Distributor for this purpose. They may include insurance companies, registered investment companies, employee benefit plans and Section
529 plans, among others. Individual investors cannot buy Class Y shares directly.

      An institutional investor that buys Class Y shares for its customers'
accounts may impose charges on those accounts. The procedures for buying, selling, exchanging and transferring the Fund's other classes of shares (other than the time those orders must be received by the Distributor or Transfer Agent at their Colorado office) and the special account features available to investors buying those other classes of shares do not apply to Class Y shares.
Instructions for buying, selling, exchanging or transferring Class Y shares must be submitted by the institutional investor, not by its customers for whose benefit the shares are held.

DISTRIBUTION AND SERVICE (12b-1) PLANS.

Service Plan for Class A Shares. The Fund has adopted a Service Plan for Class A shares. It reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made quarterly at an annual rate of up to 0.25% of the average annual net assets of Class A shares of the Fund. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions quarterly for providing personal service and maintenance of accounts of their customers that hold Class A shares. With respect to
      Class A shares subject to a Class A contingent deferred sales charge purchased by grandfathered retirement accounts, the Distributor pays the
      0.25% service fee to dealers in advance for the first year after the shares are sold by the dealer. The Distributor retains the first year's service fee paid by the Fund. After the shares have been held by grandfathered retirement accounts for a year, the Distributor pays the service fee to dealers on a quarterly basis.

Distribution and Service Plans for Class B, Class C and Class N Shares. The Fund
      has adopted Distribution and Service Plans for Class B, Class C and Class
      N shares to pay the Distributor for its services and costs in distributing
      Class B, Class C and Class N shares and servicing accounts. Under the plans, the Fund pays the Distributor an annual asset-based sales charge of
      0.75% on Class B and Class C shares and 0.25% on Class N shares. The
      Distributor also receives a service fee of 0.25% per year under the Class
      B, Class C and Class N plans.

      The asset-based sales charge and service fees increase Class B and Class C expenses by 1.0% and increase Class N expenses by 0.50% of the net assets per year of the respective class. Because these fees are paid out of the
      Fund's assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than other types of sales charges.

      The Distributor uses the service fees to compensate dealers for providing personal services for accounts that hold Class B, Class C or Class N shares. The Distributor normally pays the 0.25% service fees to dealers in advance for the first year after the shares are sold by the dealer. After the shares have been held for a year, the Distributor pays the service fees to dealers on a quarterly basis.

      The Distributor currently pays a sales concession of 3.75% of the purchase price of Class B shares to dealers from its own resources at the time of sale. Including the advance of the service fee, the total amount paid by the Distributor to the dealer at the time of sale of Class B shares is therefore 4.00% of the purchase price. The Distributor normally retains the Class B asset-based sales charge. See the Statement of Additional
      Information for exceptions.

      The Distributor currently pays a sales concession of 0.75% of the purchase price of Class C shares to dealers from its own resources at the time of sale. Including the advance of the service fee, the total amount paid by the Distributor to the dealer at the time of sale of Class C shares is therefore 1.0% of the purchase price. The Distributor pays the asset-based sales charge as an ongoing concession to the dealer on Class C shares that have been outstanding for a year or more. The Distributor normally retains the asset-based sales charge on Class C shares during the first year after the purchase of Class C shares. See the Statement of Additional
      Information for exceptions.

      The Distributor currently pays a sales concession of 0.75% of the purchase price of Class N shares to dealers from its own resources at the time of sale. Including the advance of the service fee, the total amount paid by the Distributor to the dealer at the time of sale of Class N shares is therefore 1.0% of the purchase price. The Distributor normally retains the asset-based sales charge on Class N shares. See the Statement of
      Additional Information for exceptions.

      Under certain circumstances, the Distributor will pay the full Class B,
      Class C or Class N asset-based sales charge and the service fee to the dealer beginning in the first year after purchase of such shares in lieu of paying the dealer the sales concession and the advance of the first year's service fee at the time of purchase, if there is a special agreement between the dealer and the Distributor. In those circumstances, the contingent deferred sales charge will not be paid to the dealer.

      For Class C shares purchased through the OppenheimerFunds Recordkeeper Pro program, the Distributor will pay the Class C asset-based sales charge to the dealer of record in the first year after the purchase of such shares in lieu of paying the dealer a sales concession at the time of purchase.
      The Distributor will use the service fee it receives from the Fund on those shares to reimburse FASCorp for providing personal services to the
      Class C accounts holding those shares.

      In addition, the Manager and the Distributor may make substantial payments to dealers or other financial intermediaries and service providers for distribution and/or shareholder servicing activities, out of their own resources, including the profits from the advisory fees the Manager receives from the Fund. Some of these distribution-related payments may be made to dealers or financial intermediaries for marketing, promotional or related expenses; these payments are often referred to as "revenue sharing." In some circumstances, those types of payments may create an incentive for a dealer or financial intermediary or its representatives to recommend or offer shares of the Fund or other Oppenheimer funds to its customers. You should ask your dealer or financial intermediary for more details about any such payments it receives.

Special Investor Services

ACCOUNTLINK. You can use our AccountLink feature to link your Fund account with an account at a U.S. bank or other financial institution. It must be an
Automated Clearing House (ACH) member. AccountLink lets you:
    o transmit funds electronically to purchase shares by telephone (through a service representative or by PhoneLink) or automatically under Asset
      Builder Plans, or
    o have the Transfer Agent send redemption proceeds or transmit dividends and distributions directly to your bank account. Please call the Transfer
      Agent for more information.

      You may purchase shares by telephone only after your account has been established. To purchase shares in amounts up to $250,000 through a telephone representative, call the Distributor at 1.800.225.5677. The purchase payment will be debited from your bank account.

      AccountLink privileges should be requested on your Application or your dealer's settlement instructions if you buy your shares through a dealer. After your account is established, you can request AccountLink privileges by sending signature-guaranteed instructions and proper documentation to the Transfer
Agent. AccountLink privileges will apply to each shareholder listed in the registration on your account as well as to your dealer representative of record unless and until the Transfer Agent receives written instructions terminating or changing those privileges. After you establish AccountLink for your account, any change of bank account information must be made by signature-guaranteed instructions to the Transfer Agent signed by all shareholders who own the account.

PHONELINK. PhoneLink is the OppenheimerFunds automated telephone system that enables shareholders to perform a number of account transactions automatically using a touch-tone phone. PhoneLink may be used on already-established Fund accounts after you obtain a Personal Identification Number (PIN), by calling the
PhoneLink number, 1.800.225.5677. Purchasing Shares. You may purchase shares in amounts up to $100,000 by phone, by calling
      1.800.225.5677. You must have established AccountLink privileges to link your bank account with the Fund to pay for these purchases.
Exchanging Shares. With the OppenheimerFunds Exchange Privilege, described below, you can exchange shares automatically by phone from your Fund account to another OppenheimerFunds account you have already established by calling the special PhoneLink number.
Selling Shares. You can redeem shares by telephone automatically by calling the
      PhoneLink number and the Fund will send the proceeds directly to your
      AccountLink bank account. Please refer to "How to Sell Shares," below for details.

CAN YOU SUBMIT TRANSACTION REQUESTS BY FAX? You may send requests for certain types of account transactions to the Transfer Agent by fax (telecopier). Please call 1.800.225.5677 for information about which transactions may be handled this way. Transaction requests submitted by fax are subject to the same rules and restrictions as written and telephone requests described in this Prospectus.

OPPENHEIMERFUNDS INTERNET WEBSITE. You can obtain information about the Fund, as well as your account balance, on the OppenheimerFunds Internet website, at
www.oppenheimerfunds.com. Additionally, shareholders listed in the account registration (and the dealer of record) may request certain account transactions through a special section of that website. To perform account transactions or obtain account information online, you must first obtain a user I.D. and password on that website. If you do not want to have Internet account transaction capability for your account, please call the Transfer Agent at
1.800.225.5677. At times, the website may be inaccessible or its transaction features may be unavailable.

AUTOMATIC WITHDRAWAL AND EXCHANGE PLANS. The Fund has several plans that enable you to sell shares automatically or exchange them to another OppenheimerFunds account on a regular basis. Please call the Transfer Agent or consult the
Statement of Additional Information for details.

REINVESTMENT PRIVILEGE. If you redeem some or all of your Class A or Class B shares of the Fund, you have up to six months to reinvest all or part of the redemption proceeds in Class A shares of the Fund or other Oppenheimer funds without paying a sales charge. This privilege applies only to Class A shares that you purchased subject to an initial sales charge and to Class A or Class B shares on which you paid a contingent deferred sales charge when you redeemed them. This privilege does not apply to Class C, Class N or Class Y shares. You must be sure to ask the Distributor for this privilege when you send your payment.

RETIREMENT PLANS. You may buy shares of the Fund for your retirement plan account. If you participate in a plan sponsored by your employer, the plan trustee or administrator must buy the shares for your plan account. The
Distributor also offers a number of different retirement plans that individuals and employers can use:
Individual Retirement Accounts (IRAs). These include regular IRAs, Roth IRAs,
      SIMPLE IRAs and rollover IRAs.
SEP-IRAs. These are Simplified Employee Pension Plan IRAs for small business owners or self-employed individuals.
403(b)(7) Custodial Plans. These are tax-deferred plans for employees of eligible tax-exempt organizations, such as schools, hospitals and charitable organizations.
401(k) Plans. These are special retirement plans for businesses.
Pension and Profit-Sharing Plans. These plans are designed for businesses and self-employed individuals. Please call the Distributor for
      OppenheimerFunds retirement plan documents, which
include applications and important plan information.

How to Sell Shares

You can sell (redeem) some or all of your shares on any regular business day.
Your shares will be sold at the next net asset value calculated after your order is received in proper form (which means that it must comply with the procedures described below) and is accepted by the Transfer Agent. The Fund lets you sell your shares by writing a letter, by wire, or by telephone. You can also set up
Automatic Withdrawal Plans to redeem shares on a regular basis. If you have questions about any of these procedures, and especially if you are redeeming shares in a special situation, such as due to the death of the owner or from a retirement plan account, please call the Transfer Agent first, at
1.800.225.5677, for assistance.

Certain Requests Require a Signature Guarantee. To protect you and the Fund from fraud, the following redemption requests must be in writing and must include a signature guarantee (although there may be other situations that also require a signature guarantee):
   o You wish to redeem more than $100,000 and receive a check. o The redemption check is not payable to all shareholders listed on the account statement.
   o The redemption check is not sent to the address of record on your account statement. o Shares are being transferred to a Fund account with a different owner or name. o Shares are being redeemed by someone (such as an Executor)
   other than the owners.
Where Can You Have Your Signature Guaranteed? The Transfer Agent will accept a guarantee of your signature by a number of financial institutions, including:
o     a U.S. bank, trust company, credit union or savings association,
o     a foreign bank that has a U.S. correspondent bank,
o     a U.S. registered dealer or broker in securities, municipal securities or government securities, or
o     a U.S. national securities exchange, a registered securities association or a clearing agency.
      If you are signing on behalf of a corporation, partnership or other business or as a fiduciary, you must also include your title in the signature.

Retirement Plan Accounts. There are special procedures to sell shares in an
      OppenheimerFunds retirement plan account. Call the Transfer Agent for a distribution request form. Special income tax withholding requirements apply to distributions from retirement plans. You must submit a withholding form with your redemption request to avoid delay in getting your money and if you do not want tax withheld. If your employer holds your retirement plan account for you in the name of the plan, you must ask the plan trustee or administrator to request the sale of the Fund shares in your plan account.

Sending Redemption Proceeds by Wire. While the Fund normally sends your money by check, you can arrange to have the proceeds of shares you sell sent by
      Federal Funds wire to a bank account you designate. It must be a commercial bank that is a member of the Federal Reserve wire system. The minimum redemption you can have sent by wire is $2,500. There is a $10 fee for each request. To find out how to set up this feature on your account or to arrange a wire, call the Transfer Agent at 1.800.225.5677.

HOW DO YOU SELL SHARES BY MAIL? Write a letter of instruction that includes: o
   Your name, o The Fund's name, o Your Fund account number (from your account statement), o The dollar amount or number of shares to be redeemed, o Any special payment instructions, o Any share certificates for the shares you are selling, o The signatures of all registered owners exactly as the account is registered, and o Any special documents requested by the Transfer Agent to assure proper authorization of the person asking to sell the shares.

Use the following address for            Send courier or express mail
requests by mail:                        requests to:
OppenheimerFunds Services                OppenheimerFunds Services
P.O. Box 5270                            10200 E. Girard Avenue, Building D
Denver, Colorado 80217                   Denver, Colorado 80231

HOW DO you SELL SHARES BY TELEPHONE? You and your dealer representative of record may also sell your shares by telephone. To receive the redemption price calculated on a particular regular business day, your call must be received by the Transfer Agent by the close of the Exchange that day, which is normally 4:00
P.M., but may be earlier on some days. You may not redeem shares held in an
OppenheimerFunds-sponsored qualified retirement plan account or under a share certificate by telephone.
   o  To redeem shares through a service representative or automatically on
      PhoneLink, call 1.800.225.5677. Whichever method you use, you may have a check sent to the address on the account
statement, or, if you have linked your Fund account to your bank account on
AccountLink, you may have the proceeds sent to that bank account.
Are There Limits on Amounts Redeemed by Telephone?
Telephone Redemptions Paid by Check. Up to $100,000 may be redeemed by telephone in any seven-day period. The check must be payable to all owners of record of the shares and must be sent to the address on the account statement.
      This service is not available within 30 days of changing the address on an account.

Telephone Redemptions Through AccountLink or by Wire. There are no dollar limits on telephone redemption proceeds sent to a bank account designated when you establish AccountLink. Normally the ACH transfer to your bank is initiated on the business day after the redemption. You do not receive dividends on the proceeds of the shares you redeemed while they are waiting to be transferred.

      If you have requested Federal Funds wire privileges for your account, the wire of the redemption proceeds will normally be transmitted on the next bank business day after the shares are redeemed. There is a possibility that the wire may be delayed up to seven days to enable the Fund to sell securities to pay the redemption proceeds. No dividends are accrued or paid on the proceeds of shares that have been redeemed and are awaiting transmittal by wire.

CAN YOU SELL SHARES THROUGH YOUR DEALER? The Distributor has made arrangements to repurchase Fund shares from dealers and brokers on behalf of their customers.
Brokers or dealers may charge for that service. If your shares are held in the name of your dealer, you must redeem them through your dealer.

HOW CONTINGENT DEFERRED SALES CHARGES AFFECT REDEMPTIONS. If you purchase shares subject to a Class A, Class B, Class C or Class N contingent deferred sales charge and redeem any of those shares during the applicable holding period for the class of shares, the contingent deferred sales charge will be deducted from the redemption proceeds (unless you are eligible for a waiver of that sales charge based on the categories listed in Appendix B to the Statement of
Additional Information and you advise the Transfer Agent of your eligibility for the waiver when you place your redemption request.)

      A contingent deferred sales charge will be based on the lesser of the net asset value of the redeemed shares at the time of redemption or the original net asset value. A contingent deferred sales charge is not imposed on:
o     the amount of your account  value  represented  by an increase in net asset value over the initial purchase price,
o     shares purchased by the reinvestment of dividends or capital gains distributions, or
      shares redeemed in the special circumstances described in Appendix B to the Statement of Additional Information.
      To determine whether a contingent deferred sales charge applies to a redemption, the Fund redeems shares in the following order:
   1. shares acquired by reinvestment of dividends and capital gains distributions, 2. shares held for the holding period that applies to the class, and 3. shares held the longest during the holding period.

      Contingent deferred sales charges are not charged when you exchange shares of the Fund for shares of other Oppenheimer funds. However, if you exchange them within the applicable contingent deferred sales charge holding period, the holding period will carry over to the fund whose shares you acquire. Similarly, if you acquire shares of this Fund by exchanging shares of another Oppenheimer fund that are still subject to a contingent deferred sales charge holding period, that holding period will carry over to this Fund.

How to Exchange Shares

Shares of the Fund may be exchanged for shares of certain Oppenheimer funds at net asset value per share at the time of exchange, without sales charge. Shares of the Fund can be purchased by exchange of shares of other Oppenheimer funds on the same basis. To exchange shares, you must meet several conditions:
   o  Shares of the fund selected for exchange must be available for sale in your state of residence.
   o The prospectuses of both funds must offer the exchange privilege. o You must hold the shares you buy when you establish your account for at least seven
      days before you can exchange them. After the account is open seven days, you can exchange shares every regular business day.
   o  You must meet the minimum purchase requirements for the fund whose shares you purchase by exchange.
   o Before exchanging into a fund, you must obtain and read its prospectus.

      Shares of a particular class of the Fund may be exchanged only for shares of the same class in the other Oppenheimer funds. For example, you can exchange
Class A shares of this Fund only for Class A shares of another fund. In some cases, sales charges may be imposed on exchange transactions. For tax purposes, exchanges of shares involve a sale of the shares of the fund you own and a purchase of the shares of the other fund, which may result in a capital gain or loss. Please refer to "How to Exchange Shares" in the Statement of Additional
Information for more details.

      You can find a list of Oppenheimer funds currently available for exchanges in the Statement of Additional Information or obtain one by calling a service representative at 1.800.225.5677. That list can change from time to time.

HOW DO YOU SUBMIT EXCHANGE REQUESTS? Exchanges may be requested in writing or by telephone:

Written Exchange Requests. Submit an OppenheimerFunds Exchange Request form, signed by all owners of the account. Send it to the Transfer Agent at the address on the back cover. Exchanges of shares held under certificates cannot be processed unless the Transfer Agent receives the certificates with the request.
Telephone Exchange Requests. Telephone exchange requests may be made either by calling a service representative or by using PhoneLink for automated exchanges by calling 1.800.225.5677. Telephone exchanges may be made only between accounts that are registered with the same name(s) and address.
      Shares held under certificates may not be exchanged by telephone.

ARE THERE LIMITATIONS ON EXCHANGES? There are certain exchange policies you should be aware of: o Shares are redeemed from one fund and are normally purchased from the other fund in
      the same transaction on the same regular business day on which the
      Transfer Agent or its agent (such as a financial intermediary holding the investor's shares in an omnibus account) receives an exchange request that conforms to the policies described above. It must be received by the close of the Exchange that day, which is normally 4:00 P.M. but may be earlier on some days. The Transfer Agent may delay the reinvestment of the proceeds of an exchange up to five business days if it determines in its discretion that an earlier transmittal of the redemption proceeds to the receiving fund would be detrimental to the Fund from which the exchange is made or to the receiving fund.

     o The interests of the Fund's shareholders and the Fund's ability to manage its  investments  may be  adversely  affected  when its  shares  are  repeatedly exchanged  over the short term.  When large  dollar  amounts are  involved,  the
Fund's implementation of its investment strategies may be negatively affected or the Fund  might  have to raise or retain  more cash than the  portfolio  manager would normally retain,  to meet  unanticipated  redemptions.  Frequent  exchange activity also may force the Fund to sell portfolio securities at disadvantageous times to raise the cash needed to meet those  exchange  requests.  These factors might hurt the Fund's  performance.  When the Transfer  Agent in its  discretion believes frequent trading activity by any person,  group or account would have a disruptive effect on the Fund's ability to manage its investments,  the Fund and the Transfer Agent may reject  purchase  orders and/or  exchanges into the Fund.
The history of exchange  activity in all accounts known by the Transfer Agent to be under common ownership or control within the Oppenheimer funds complex may be considered  by the  Transfer  Agent,  with  respect to the  review of  exchanges involving  this Fund as part of the Transfer  Agent's  procedures  to detect and deter excessive exchange activity.  The Transfer Agent may permit exchanges that it believes in the  exercise of its judgment  are not  disruptive.  The Transfer
Agent might not be able to detect frequent  exchange  activity  conducted by the underlying owners of shares held in omnibus accounts, and therefore might not be able to effectively prevent frequent exchange activity in those accounts.  There is no  guarantee  that the Transfer  Agent's  controls  and  procedures  will be successful to identify  investors who engage in excessive trading activity or to curtail that activity.

            As stated above, the Fund permits dealers or financial
      intermediaries to submit exchange requests on behalf of their customers
      (unless the customer has revoked that authority). The Manager, the
      Distributor and/or the Transfer Agent have agreements with a limited number of broker-dealers and investment advisers permitting them to submit exchange orders in bulk on behalf of their clients, provided that those broker-dealers or advisers agree to restrictions on their exchange activity (which are more stringent than the restrictions that apply to other shareholders). Those restrictions include limitations on the funds available for exchanges, the requirement to give advance notice of exchanges to the Transfer Agent, and limits on the amount of client assets that may be invested in a particular fund. The Fund and its Transfer Agent may restrict or refuse bulk exchange requests submitted by a financial intermediary on behalf of a large number of accounts (including pursuant to the arrangements described above) if, in the Transfer Agent's judgment exercised in its discretion, those exchanges would be disruptive to either fund in the exchange transaction.
   o  The Fund may amend, suspend or terminate the exchange privilege at any time. The Fund may refuse any exchange order and is currently not obligated to provide notice before rejecting an exchange order.
   o  If the Transfer Agent cannot exchange all the shares you request because of a restriction cited above, only the shares eligible for exchange will be exchanged.

Shareholder Account Rules and Policies

     More  information  about the Fund's  policies  and  procedures  for buying, selling and  exchanging  shares is  contained  in the  Statement  of  Additional
Information. A $12 annual "Minimum Balance Fee" is assessed on each Fund account with a value of less than  $500.  The fee is  automatically  deducted  from each applicable  Fund  account  annually  on or about  the  second  to last  "regular business  day"  of  September.  See  the  Statement  of  Additional  Information
(shareholders may visit the OppenheimerFunds website) to learn how you can avoid this fee and for circumstances under which this fee will not be assessed.

The offering of shares may be suspended during any period in which the determination of net asset value is suspended, and the offering may be suspended by the Board of Trustees at any time the Board believes it is in the Fund's best interest to do so.
Telephone transaction privileges for purchases, redemptions or exchanges may be modified, suspended or terminated by the Fund at any time. The Fund will provide you notice whenever it is required to do so by applicable law. If an account has more than one owner, the Fund and the Transfer Agent may rely on the instructions of any one owner. Telephone privileges apply to each owner of the account and the dealer representative of record for the account unless the Transfer Agent receives cancellation instructions from an owner of the account.
The Transfer Agent will record any telephone calls to verify data concerning transactions and has adopted other procedures to confirm that telephone instructions are genuine, by requiring callers to provide tax identification numbers and other account data or by using PINs, and by confirming such transactions in writing. The Transfer Agent and the Fund will not be liable for losses or expenses arising out of telephone instructions reasonably believed to be genuine.
Redemption or transfer requests will not be honored until the Transfer Agent receives all required documents in proper form. From time to time, the
      Transfer Agent in its discretion may waive certain of the requirements for redemptions stated in this Prospectus.
Dealers that perform account transactions for their clients by participating in
      NETWORKING through the National Securities Clearing Corporation are responsible for obtaining their clients' permission to perform those transactions, and are responsible to their clients who are shareholders of the Fund if the dealer performs any transaction erroneously or improperly.
The redemption price for shares will vary from day to day because the value of the securities in the Fund's portfolio fluctuates. The redemption price, which is the net asset value per share, will normally differ for each class of shares. The redemption value of your shares may be more or less than their original cost.
Payment for redeemed shares ordinarily is made in cash. It is forwarded by check, or through AccountLink or by Federal Funds wire (as elected by the shareholder) within seven days after the Transfer Agent receives redemption instructions in proper form. However, under unusual circumstances determined by the Securities and Exchange Commission, payment may be delayed or suspended. For accounts registered in the name of a broker-dealer, payment will normally be forwarded within three business days after redemption.
The Transfer Agent may delay processing any type of redemption payment as described under "How to Sell Shares" for recently purchased shares, but only until the purchase payment has cleared. That delay may be as much as
      10 days from the date the shares were purchased. That delay may be avoided if you purchase shares by Federal Funds wire or certified check, or arrange with your bank to provide telephone or written assurance to the
      Transfer Agent that your purchase payment has cleared.
Involuntary redemptions of small accounts may be made by the Fund if the account value has fallen below $500 for reasons other than the fact that the market value of shares has dropped. In some cases, involuntary redemptions may be made to repay the Distributor for losses from the cancellation of share purchase orders.
Shares may be "redeemed in kind" under unusual circumstances (such as a lack of liquidity in the Fund's portfolio to meet redemptions). This means that the redemption proceeds will be paid with liquid securities from the
      Fund's portfolio. If the Fund redeems your shares in kind, you may bear transaction costs and will bear market risks until such time as such securities are converted into cash.
Federal regulations may require the Fund to obtain your name, your date of birth
      (for a natural person), your residential street address or principal place of business and your Social Security Number, Employer Identification
      Number or other government issued identification when you open an account.
      Additional information may be required in certain circumstances or to open corporate accounts. The Fund or the Transfer Agent may use this information to attempt to verify your identity. The Fund may not be able to establish an account if the necessary information is not received. The
      Fund may also place limits on account transactions while it is in the process of attempting to verify your identity. Additionally, if the Fund is unable to verify your identity after your account is established, the
      Fund may be required to redeem your shares and close your account.
"Backup withholding" of federal income tax may be applied against taxable dividends, distributions and redemption proceeds (including exchanges) if you fail to furnish the Fund your correct, certified Social Security or
      Employer Identification Number when you sign your application, or if you under-report your income to the Internal Revenue Service.
To avoid sending duplicate copies of materials to households, the Fund will mail only one copy of each prospectus, annual and semi-annual report and annual notice of the Fund's privacy policy to shareholders having the same last name and address on the Fund's records. The consolidation of these mailings, called householding, benefits the Fund through reduced mailing expense.

      If you want to receive multiple copies of these materials, you may call the Transfer Agent at 1.800.225.5677. You may also notify the Transfer
      Agent in writing. Individual copies of prospectuses, reports and privacy notices will be sent to you commencing within 30 days after the Transfer
      Agent receives your request to stop householding.

Dividends, Capital Gains and Taxes

Dividends. The Fund intends to declare dividends separately for each class of shares from net investment income on an annual basis and to pay them to shareholders in December on a date selected by the Board of Trustees. Dividends and distributions paid to Class A and Class Y shares will generally be higher than dividends for Class B, Class C and Class N shares, which normally have higher expenses than Class A and Class Y shares. The Fund has no fixed dividend rate and cannot guarantee that it will pay any dividends or distributions.

Capital Gains. The Fund may realize capital gains on the sale of portfolio securities. If it does, it may make distributions out of any net short-term or long-term capital gains in December of each year. The Fund may make supplemental distributions of dividends and capital gains following the end of its fiscal year. There can be no assurance that the Fund will pay any capital gains distributions in a particular year.

WHAT CHOICES DO YOU HAVE FOR RECEIVING DISTRIBUTIONS? When you open your account, specify on your application how you want to receive your dividends and distributions. You have four options:
Reinvest All Distributions in the Fund. You can elect to reinvest all dividends and capital gains distributions in additional shares of the Fund.
Reinvest Dividends or Capital Gains. You can elect to reinvest some distributions (dividends, short-term capital gains or long-term capital gains distributions) in the Fund while receiving the other types of distributions by check or having them sent to your bank account through
      AccountLink.
Receive All Distributions in Cash. You can elect to receive a check for all dividends and capital gains distributions or have them sent to your bank through AccountLink.
Reinvest Your Distributions in Another OppenheimerFunds Account. You can
      reinvest all distributions in the same class of shares of another
      OppenheimerFunds account you have established.

TAXES. If your shares are not held in a tax-deferred retirement account, you should be aware of the following tax implications of investing in the Fund.
Distributions are subject to federal income tax and may be subject to state or local taxes. Dividends paid from short-term capital gains and net investment income are taxable as ordinary income. Long-term capital gains are taxable as long-term capital gains when distributed to shareholders. It does not matter how long you have held your shares. Whether you reinvest your distributions in additional shares or take them in cash, the tax treatment is the same.

      Every year the Fund will send you and the IRS a statement showing the amount of any taxable distribution you received in the previous year. Any long-term capital gains will be separately identified in the tax information the
Fund sends you after the end of the calendar year.

Avoid "Buying a Distribution." If you buy shares on or just before the ex-dividend date, or just before the Fund declares a capital gains distribution, you will pay the full price for the shares and then receive a portion of the price back as a taxable dividend or capital gain.
Remember, There May be Taxes on Transactions. Because the Fund's share prices fluctuate, you may have a capital gain or loss when you sell or exchange your shares. A capital gain or loss is the difference between the price you paid for the shares and the price you received when you sold them. Any capital gain is subject to capital gains tax.
Returns of Capital Can Occur. In certain cases, distributions made by the Fund may be considered a non-taxable return of capital to shareholders. If that occurs, it will be identified in notices to shareholders.

      This information is only a summary of certain federal income tax information about your investment. You should consult with your tax advisor about the effect of an investment in the Fund on your particular tax situation.

Financial Highlights

The Financial Highlights Table is presented to help you understand the Fund's financial performance since inception. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund
(assuming reinvestment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP, the Fund's independent registered public accounting firm, whose report, along with the Fund's financial statements, is included in the Statement of Additional Information, which is available on request.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

CLASS A      YEAR ENDED JULY 31,                        2004            2003            2002            2001 1
-----------------------------------------------------------------------------------------------------------------

PER SHARE OPERATING DATA
-----------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period              $    10.70        $   9.28        $  10.47        $  10.00
-----------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income (loss)                            (.02)           (.01)           (.04)             -- 2
Net realized and unrealized gain (loss)                 2.01            1.43           (1.15)            .48
                                                  ---------------------------------------------------------------
Total from investment operations                        1.99            1.42           (1.19)            .48
-----------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                      --              --              --            (.01)
-----------------------------------------------------------------------------------------------------------------
Net asset value, end of period                    $    12.69        $  10.70        $   9.28        $  10.47
                                                  ===============================================================

-----------------------------------------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE 3                     18.60%          15.30%         (11.37)%          4.76%
-----------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
-----------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)          $1,213,822        $501,227        $300,244        $119,194
-----------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                 $  892,462        $362,221        $248,681        $ 48,406
-----------------------------------------------------------------------------------------------------------------
Ratios to average net assets: 4
Net investment income (loss)                            0.11%          (0.02)%         (0.36)%         (0.11)%
Total expenses                                          1.17% 5,6       1.23% 5         1.30% 5,6       1.33% 5
-----------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                  134%            165%            165%             92%

1. For the period from September 25, 2000 (commencement of operations) to July
31, 2001.

2. Less than $0.005 per share.

3. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

4. Annualized for periods of less than one full year.

5. Reduction to custodian expenses less than 0.01%.

6. Voluntary waiver of transfer agent fees less than 0.01%.

                  43 | OPPENHEIMER MAIN STREET OPPORTUNITY FUND

FINANCIAL HIGHLIGHTS  Continued
--------------------------------------------------------------------------------

CLASS B      YEAR ENDED JULY 31,                      2004            2003            2002          2001 1
-------------------------------------------------------------------------------------------------------------

PER SHARE OPERATING DATA
-------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period              $  10.47        $   9.15        $  10.40        $  10.00
-------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment loss                                   (.07)           (.07)           (.06)           (.03)
Net realized and unrealized gain (loss)               1.91            1.39           (1.19)            .43
                                                  -----------------------------------------------------------
Total from investment operations                      1.84            1.32           (1.25)            .40
-------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                    --              --              --              --
-------------------------------------------------------------------------------------------------------------
Net asset value, end of period                    $  12.31        $  10.47        $   9.15        $  10.40
                                                  ===========================================================

-------------------------------------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE 2                   17.57%          14.43%         (12.02)%          4.00%
-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
-------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)          $366,608        $237,002        $167,906        $ 51,412
-------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                 $321,870        $187,066        $117,801        $ 17,362
-------------------------------------------------------------------------------------------------------------
Ratios to average net assets: 3
Net investment loss                                  (0.76)%         (0.85)%         (1.11)%         (0.99)%
Total expenses                                        2.01%           2.12%           2.05%           2.15%
Expenses after payments and waivers and
reduction to custodian expenses                        N/A 4,5        2.07%            N/A 4,5         N/A 4
--------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                134%            165%            165%             92%

1. For the period from September 25, 2000 (commencement of operations) to July
31, 2001.

2. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

3. Annualized for periods of less than one full year.

4. Reduction to custodian expenses less than 0.01%.

5. Voluntary waiver of transfer agent fees less than 0.01%.

                  44 | OPPENHEIMER MAIN STREET OPPORTUNITY FUND

CLASS C      YEAR ENDED JULY 31,                      2004            2003            2002          2001 1
-------------------------------------------------------------------------------------------------------------------------

PER SHARE OPERATING DATA
-------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period              $  10.48        $   9.15        $  10.40        $  10.00
-------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment loss                                   (.05)           (.06)           (.06)           (.03)
Net realized and unrealized gain (loss)               1.91            1.39           (1.19)            .43
                                                  -----------------------------------------------------------------------
Total from investment operations                      1.86            1.33           (1.25)            .40
-------------------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                    --              --              --              --
-------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                    $  12.34        $  10.48        $   9.15        $  10.40
                                                  =======================================================================

-------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE 2                   17.75%          14.54%         (12.02)%          4.00%
-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
-------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)          $348,928        $198,180        $141,434        $ 43,613
-------------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                 $289,046        $159,105        $ 97,899        $ 16,456
-------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets: 3
Net investment loss                                  (0.63)%         (0.73)%         (1.11)%         (0.98)%
Total expenses                                        1.89% 4,5       1.95% 4         2.05% 4,5       2.15% 4
-------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                134%            165%            165%             92%

1. For the period from September 25, 2000 (commencement of operations) to July
31, 2001.

2. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

3. Annualized for periods of less than one full year.

4. Reduction to custodian expenses less than 0.01%.

5. Voluntary waiver of transfer agent fees less than 0.01%.

                  45 | OPPENHEIMER MAIN STREET OPPORTUNITY FUND

FINANCIAL HIGHLIGHTS  Continued
--------------------------------------------------------------------------------

CLASS N      YEAR ENDED JULY 31,                      2004            2003            2002          2001 1
------------------------------------------------------------------------------------------------------------------

PER SHARE OPERATING DATA
------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period              $  10.62        $   9.23        $  10.45        $   9.84
------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment loss                                   (.04)           (.03)           (.03)           (.01)
Net realized and unrealized gain (loss)               1.98            1.42           (1.19)            .62
                                                  ----------------------------------------------------------------
Total from investment operations                      1.94            1.39           (1.22)            .61
------------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                    --              --              --              --
------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                    $  12.56        $  10.62        $   9.23        $  10.45
                                                  ================================================================

------------------------------------------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE 2                   18.27%          15.06%         (11.67)%          6.20%
------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)          $ 33,665        $ 13,369        $  5,158        $      8
------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                 $ 22,846        $  8,524        $  2,026        $      3
------------------------------------------------------------------------------------------------------------------
Ratios to average net assets: 3
Net investment loss                                  (0.28)%         (0.30)%         (0.67)%         (0.64)%
Total expenses                                        1.62%           1.49%           1.58%           1.57%
Expenses after payments and waivers and
reduction to custodian expenses                       1.54%            N/A 4           N/A 4,5         N/A 4
------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                134%            165%            165%             92%

1. For the period from March 1, 2001 (inception of offering) to July 31, 2001.

2. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

3. Annualized for periods of less than one full year.

4. Reduction to custodian expenses less than 0.01%.

5. Voluntary waiver of transfer agent fees less than 0.01%.

                  46 | OPPENHEIMER MAIN STREET OPPORTUNITY FUND

CLASS Y      YEAR ENDED JULY 31,                    2004          2003          2002           2001 1
---------------------------------------------------------------------------------------------------------

PER SHARE OPERATING DATA
---------------------------------------------------------------------------------------------------------
Net asset value, beginning of period              $10.79        $ 9.31        $10.48        $ 10.00
---------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income (loss)                         .05           .02          (.03)           .02
Net realized and unrealized gain (loss)             2.02          1.46         (1.14)           .47
                                                  -------------------------------------------------------
Total from investment operations                    2.07          1.48         (1.17)           .49
---------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                  --            --            --           (.01)
---------------------------------------------------------------------------------------------------------
Net asset value, end of period                    $12.86        $10.79        $ 9.31        $ 10.48
                                                  =======================================================

---------------------------------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE 2                 19.18%        15.90%       (11.16)%         4.94%
---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
---------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)          $6,589        $4,428        $2,696        $     1
---------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                 $5,921        $3,102        $1,953        $     1
---------------------------------------------------------------------------------------------------------
Ratios to average net assets: 3
Net investment income (loss)                        0.57%         0.44%        (0.07)%         0.35%
Total expenses                                      0.67%         0.77%         1.04%        168.30% 4
Expenses after payments and waivers and
reduction to custodian expenses                      N/A 5         N/A 5        1.00%          1.01%
---------------------------------------------------------------------------------------------------------
Portfolio turnover rate                              134%          165%          165%            92%

1. For the period from September 25, 2000 (commencement of operations) to July
31, 2001.

2. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

3. Annualized for periods of less than one full year.

4. Added since July 31, 2001 to reflect expenses before reduction to custodian expenses and voluntary waiver of transfer agent fees.

5. Reduction to custodian expenses less than 0.01%.

INFORMATION AND SERVICES

For More Information on Oppenheimer Main Street Opportunity Fund(R) The
following additional information about the Fund is available without charge upon request:

STATEMENT OF ADDITIONAL INFORMATION. This document includes additional information about the Fund's investment policies, risks, and operations. It is incorporated by reference into this Prospectus (which means it is legally part of this Prospectus).

ANNUAL AND SEMI-ANNUAL REPORTS. Additional information about the Fund's investments and performance is available in the Fund's Annual and Semi-Annual
Reports to shareholders. The Annual Report includes a discussion of market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

How to Get More Information
You can request the Statement of Additional Information, the Annual and
Semi-Annual Reports, the notice explaining the Fund's privacy policy and other information about the Fund or your account:

------------------------------------------------------------------------------
By Telephone:                 Call OppenheimerFunds Services toll-free:
                              1.800.525-7048
------------------------------------------------------------------------------
------------------------------------------------------------------------------
By Mail:                      Write to:
                              OppenheimerFunds Services
                              P.O. Box 5270 Denver, Colorado 80217-5270
------------------------------------------------------------------------------
------------------------------------------------------------------------------
On the Internet:              You can send us a request by e-mail or read or
                              down-load documents on the OppenheimerFunds
                        website: WWW.OPPENHEIMERFUNDS.COM
------------------------------------------------------------------------------

Information about the Fund including the Statement of Additional Information can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C.
Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1.202.942.8090. Reports and other information about the Fund are available on the EDGAR database on the SEC's Internet website at
WWW.SEC.GOV. Copies may be obtained after payment of a duplicating fee by electronic request at the SEC's e-mail address: publicinfo@sec.gov or by writing to the SEC's Public Reference Section, Washington, D.C. 20549-0102. No one has
been authorized to provide any information about the Fund or to make any representations about the Fund other than what is contained in this Prospectus.
This Prospectus is not an offer to sell shares of the Fund, nor a solicitation of an offer to buy shares of the Fund, to any person in any state or other jurisdiction where it is unlawful to make such an offer.

The Fund's shares are distributed by:                [logo]  OppenheimerFunds   Distributor,
Inc.
The Fund's SEC File No. 811-10001
PR0731.001.0904
Printed on recycled paper

                            APPENDIX TO PROSPECTUS OF
                   Oppenheimer Main Street Opportunity Fund(R)

      Graphic Material included in the Prospectus of Oppenheimer Main Street
Opportunity Fund(R) "Annual Total Returns (Class A) (% as of 12/31 each year)":

      A bar chart will be included in the Prospectus of Oppenheimer Main Street
Opportunity Fund(R) depicting the annual total returns of a hypothetical investment in Class A shares of the Fund for each of the two most recent calendar year ends, without deducting sales charges. Set forth below are the relevant data points that will appear on the bar chart.

Calendar                            Oppenheimer Main Street
Year                                Opportunity Fund(R)
Ended                               Class A Shares

12/31/01                                   16.14%
12/31/02                                  -16.04%
12/31/03                                   40.56%

Oppenheimer Main Street Opportunity Fund(R)

6803 South Tucson Way, Centennial, Colorado 80112-3924
1.800.CALL OPP (225.5677)

Statement of Additional Information dated September 29, 2004

      This Statement of Additional Information is not a Prospectus. This
document contains additional information about the Fund and supplements information in the Prospectus dated September 29, 2004. It should be read together with the Prospectus, which may be obtained by writing to the Fund's
Transfer Agent, OppenheimerFunds Services, at P.O. Box 5270, Denver, Colorado
80217, or by calling the Transfer Agent at the toll-free number shown above, or by downloading it from the OppenheimerFunds Internet website at
www.oppenheimerfunds.com.

Contents
                                                                            Page
About the Fund

About Your Account

Financial Information About the Fund

ABOUT THE FUND

Additional Information About the Fund's Investment Policies and Risks

The investment objective, the principal investment policies and the main risks of the Fund are described in the Prospectus. This Statement of Additional
Information contains supplemental information about those policies and risks and the types of securities that the Fund's investment Manager, OppenheimerFunds,
Inc., can select for the Fund. Additional information is also provided about the strategies that the Fund can use to try to achieve its objective.

The Fund's Investment Policies. The composition of the Fund's portfolio and the techniques and strategies that the Fund's Manager can use in selecting portfolio securities will vary over time. The Fund is not required to use any of the investment techniques and strategies described below at all times in seeking its goal. It can use some of the special investment techniques and strategies at some times or not at all.

      |X| Investments in Equity Securities. The Fund does not limit its investments in equity securities to issuers having a market capitalization of a specified size or range, and therefore can invest in securities of small-, mid-
and large-capitalization issuers. At times, the Fund can focus its equity investments in securities of one or more capitalization ranges, based upon the
Manager's judgment of where the best market opportunities are to seek the Fund's objective. At times, the market may favor or disfavor securities of issuers of a particular capitalization range. Securities of small capitalization issuers may be subject to greater price volatility in general than securities of larger companies. Therefore, if the Fund is focusing on or has substantial investments in smaller capitalization companies at times of market volatility, the Fund's share price may fluctuate more than that of funds focusing on larger capitalization issuers.

      |_| Over-the-Counter Securities. Securities of small capitalization issuers may be traded on securities exchanges or in the over-the-counter market.
The over-the-counter markets, both in the U.S. and abroad, may have less liquidity than securities exchanges. That can affect the price the Fund is able to obtain when it wants to sell a security.

      Small-cap growth companies may offer greater opportunities for capital appreciation than securities of large, more established companies. However, these securities also involve greater risks than securities of larger companies.
Securities of small capitalization issuers may be subject to greater price volatility in general than securities of large-cap and mid-cap companies.
Therefore, to the degree that the Fund has investments in smaller capitalization companies at times of market volatility, the Fund's share price may fluctuate more. As noted below, the Fund limits its investments in unseasoned small cap issuers.

      |_| ?Rights and Warrants. The Fund can invest up to 10% of its total assets in warrants or rights, although the Fund does not currently intend to invest more than 5% of its total assets in warrants or rights. Warrants basically are options to purchase equity securities at specific prices valid for a specific period of time. Their prices do not necessarily move parallel to the prices of the underlying securities. Rights are similar to warrants, but normally have a short duration and are distributed directly by the issuer to its shareholders. Rights and warrants have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer.

      |_| Convertible Securities. Convertible securities are preferred stocks or debt securities that are convertible into an issuer's common stock. Convertible securities rank senior to common stock in a corporation's capital structure and therefore are subject to less risk than common stock in case of the issuer's bankruptcy or liquidation.

      The value of a convertible security is a function of its "investment value" and its "conversion value." If the investment value exceeds the conversion value, the security will behave more like a debt security, and the security's price will likely increase when interest rates fall and decrease when interest rates rise. If the conversion value exceeds the investment value, the security will behave more like an equity security. In that case, it will likely sell at a premium over its conversion value, and its price will tend to fluctuate directly with the price of the underlying security.

      While some convertible securities are a form of debt security, in many cases their conversion feature (allowing conversion into equity securities)
caused them to be regarded by the Manager more as "equity equivalents." As a result, the rating assigned to the security has less impact on the Manager's investment decision than in the case of non-convertible debt fixed-income securities.

     To determine whether  convertible  securities should be regarded as "equity equivalents,"  the Manager  examines the following  factors:  o whether,  at the option of the investor,  the  convertible  security can be exchanged for a fixed number of shares of common  stock of the  issuer,  and o the extent to which the convertible  security  may be a defensive  "equity  substitute,"  providing  the ability to participate in any  appreciation  in the price of the issuer's common stock.

      |_| Preferred Stock. Preferred stock, unlike common stock, has a stated
dividend rate payable from the corporation's earnings. Preferred stock dividends may be cumulative or non-cumulative. "Cumulative" dividend provisions require all or a portion of prior unpaid dividends to be paid before dividends can be paid on the issuer's common stock. Preferred stock may be "participating" stock, which means that it may be entitled to a dividend exceeding the stated dividend in certain cases.

      If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of preferred stocks to decline. Preferred stock may have mandatory sinking fund provisions, as well as provisions allowing calls or redemptions prior to maturity, which can also have a negative impact on prices when interest rates decline. Preferred stock generally has a preference over common stock on the distribution of a corporation's assets in the event of liquidation of the corporation. The rights of preferred stock on distribution of a corporation's assets in the event of a liquidation are generally subordinate to the rights associated with a corporation's debt securities.

      |X| Foreign Securities. The Fund can purchase equity and debt securities issued or guaranteed by foreign companies or foreign governments or their agencies. "Foreign securities" include equity and debt securities of companies organized under the laws of countries other than the United States and debt securities of foreign governments. They may be traded on foreign securities exchanges or in the foreign over-the-counter markets.

      Securities of foreign issuers that are represented by American Depository
Receipts or that are listed on a U.S. securities exchange or traded in the U.S.
over-the-counter markets are not considered "foreign securities" for the purpose of the Fund's investment allocations. That is because they are not subject to many of the special considerations and risks, discussed below, that apply to foreign securities traded and held abroad.

      Investing in foreign securities offers potential benefits not available from investing solely in securities of domestic issuers. They include the opportunity to invest in foreign issuers that appear to offer growth potential, or in foreign countries with economic policies or business cycles different from those of the U.S., or to reduce fluctuations in portfolio value by taking advantage of foreign stock markets that do not move in a manner parallel to U.S.
markets. The Fund will hold foreign currency only in connection with the purchase or sale of foreign securities.

     |_| Risks of Foreign Investing. Investments in foreign securities may offer special  opportunities  for investing but also present special  additional risks and  considerations  not  typically  associated  with  investments  in  domestic securities. Some of these additional risks are: o reduction of income by foreign taxes; o fluctuation in value of foreign  investments due to changes in currency rates or currency control regulations (for example, currency blockage);

o     transaction charges for currency exchange;
o     lack of public information about foreign issuers;
o     lack of uniform  accounting,  auditing and financial reporting standards in foreign  countries  comparable to those  applicable to domestic issuers;
o     less volume on foreign exchanges than on U.S. exchanges;
o     greater  volatility  and less  liquidity on foreign  markets than in the
      U.S.;
o     less  governmental  regulation of foreign  issuers,  stock exchanges and brokers than in the U.S.;
o     greater difficulties in commencing lawsuits;
o     higher brokerage commission rates than in the U.S.;
o     increased  risks of delays in  settlement of portfolio  transactions  or loss of certificates for portfolio securities;
o     possibilities   in  some   countries  of   expropriation,   confiscatory
      taxation,  political,  financial or social  instability or adverse diplomatic developments; and
o     unfavorable differences between the U.S. economy and foreign economies.

      In the past, U.S. government policies have discouraged certain investments abroad by U.S. investors, through taxation or other restrictions, and it is possible that such restrictions could be re-imposed.

      |X| Passive Foreign Investment Companies. Some securities of corporations domiciled outside the U.S. which the Fund may purchase, may be considered passive foreign investment companies ("PFICs") under U.S. tax laws. PFICs are those foreign corporations which generate primarily passive income. They tend to be growth companies or "start-up" companies. For federal tax purposes, a corporation is deemed a PFIC if 75% or more of the foreign corporation's gross income for the income year is passive income or if 50% or more of its assets are assets that produce or are held to produce passive income. Passive income is further defined as any income to be considered foreign personal holding company income within the subpart F provisions defined by IRC ss.954.

      Investing in PFICs involves the risks associated with investing in foreign securities, as described above. There are also the risks that the Fund may not realize that a foreign corporation it invests in is a PFIC for federal tax purposes. Federal tax laws impose severe tax penalties for failure to properly report investment income from PFICs. Following industry standards, the Fund makes every effort to ensure compliance with federal tax reporting of these investments. PFICs are considered foreign securities for the purposes of the
Fund's minimum percentage requirements or limitations of investing in foreign securities.

      |X| Portfolio Turnover. "Portfolio turnover" describes the rate at which the Fund traded its portfolio securities during its previous fiscal year. For example, if a fund sold all of its securities during the year, its portfolio turnover rate would have been 100%. The Fund's portfolio turnover rate will fluctuate from year to year, and the Fund can have a portfolio turnover rate of
100% or more.

      Increased portfolio turnover creates higher brokerage and transaction costs for the Fund, which may reduce its overall performance. Additionally, the realization of capital gains from selling portfolio securities may result in distributions of taxable long-term capital gains to shareholders, since the Fund will normally distribute all of its capital gains realized each year, to avoid excise taxes under the Internal Revenue Code.

Other Investment Techniques and Strategies. In seeking its objective, the Fund can from time to time use the types of investment strategies and investments described below. It is not required to use all of these strategies at all times and at times may not use them.

      |X| Investing in Small, Unseasoned Companies. The Fund can invest in securities of small, unseasoned companies. These are companies that have been in operation for less than three years, including the operations of any predecessors. Securities of these companies may be subject to volatility in their prices. They may have a limited trading market, which may adversely affect the Fund's ability to dispose of them and can reduce the price the Fund might be able to obtain for them. Other investors that own a security issued by a small, unseasoned issuer for which there is limited liquidity might trade the security when the Fund is attempting to dispose of its holdings of that security. In that case the Fund might receive a lower price for its holdings than might otherwise be obtained. The Fund currently intends to invest no more than 5% of its net assets in securities of small, unseasoned issuers.

      |X| Repurchase Agreements. The Fund can acquire securities subject to repurchase agreements. It may do so for liquidity purposes to meet anticipated redemptions of Fund shares, or pending the investment of the proceeds from sales of Fund shares, or pending the settlement of portfolio securities transactions or for temporary defensive purposes, as described below.

      In a repurchase transaction, the Fund buys a security from, and simultaneously resells it to, an approved vendor for delivery on an agreed-upon future date. The resale price exceeds the purchase price by an amount that reflects an agreed-upon interest rate effective for the period during which the repurchase agreement is in effect. Approved vendors include U.S. commercial banks, U.S. branches of foreign banks, or broker-dealers that have been designated as primary dealers in government securities. They must meet credit requirements set by the Manager from time to time.

      The majority of these transactions run from day to day, and delivery pursuant to the resale typically occurs within one to five days of the purchase.
Repurchase agreements having a maturity beyond seven days are subject to the
Fund's limits on holding illiquid investments. The Fund will not enter into a repurchase agreement having a maturity beyond seven days that causes more than
10% of its net assets to exceed that limit. There is no limit on the amount of the Fund's net assets that may be subject to repurchase agreements having maturities of seven days or less.

      Repurchase agreements, considered "loans" under the Investment Company Act of 1940 (the "Investment Company Act"), are collateralized by the underlying security. The Fund's repurchase agreements require that at all times while the repurchase agreement is in effect, the value of the collateral must equal or exceed the repurchase price to fully collateralize the repayment obligation.
However, if the vendor fails to pay the resale price on the delivery date, the
Fund may incur costs in disposing of the collateral and may experience losses if there is any delay in its ability to do so. The Manager will monitor the vendor's creditworthiness to confirm that the vendor is financially sound and will continuously monitor the collateral's value.

      Pursuant to an Exemptive Order issued by the Securities and Exchange
Commission (the "SEC"), the Fund, along with other affiliated entities managed by the Manager, may transfer uninvested cash balances into one or more joint repurchase accounts. These balances are invested in one or more repurchase agreements, secured by U.S. government securities. Securities that are pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each joint repurchase arrangement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default by the other party to the agreement, retention or sale of the collateral may be subject to legal proceedings.

      |X| Illiquid and Restricted Securities. Under the policies and procedures established by the Fund's Board of Trustees, the manager determines the liquidity of certain of the Fund's investments. To enable the Fund to sell its holdings of a restricted security not registered under the Securities Act of
1933, the Fund may have to cause those securities to be registered. The expenses of registering restricted securities may be negotiated by the Fund with the issuer at the time the Fund buys the securities. When the Fund must arrange registration because the Fund wishes to sell the security, a considerable period may elapse between the time the decision is made to sell the security and the time the security is registered so that the Fund could sell it. The Fund would bear the risks of any downward price fluctuation during that period.

      The Fund can also acquire restricted securities through private placements. Those securities have contractual restrictions on their public resale. Those restrictions might limit the Fund's ability to value or dispose of the securities and might lower the amount the Fund could realize upon the sale.

      The Fund has limitations that apply to purchases of restricted securities, as stated in the Prospectus. Those percentage restrictions do not limit purchases of restricted securities that are eligible for sale to qualified institutional purchasers under Rule 144A of the Securities Act of 1933, if those securities have been determined to be liquid by the Manager under Board-approved guidelines. Those guidelines take into account the trading activity for such securities and the availability of reliable pricing information, among other factors. If there is a lack of trading interest in a particular Rule 144A security, the Fund's holdings of that security may be considered to be illiquid.
Illiquid securities include repurchase agreements maturing in more than seven days.

Investment in Other Investment Companies. The Fund can also invest in the securities of other investment companies, which can include open-end funds, closed-end funds and unit investment trusts, subject to the limits set forth in the Investment Company Act that apply to those types of investments. For example, the Fund can invest in Exchange-Traded Funds, which are typically open-end funds or unit investment trusts, listed on a stock exchange. The Fund might do so as a way of gaining exposure to the segments of the equity or fixed-income markets represented by the Exchange-Traded Funds' portfolio, at times when the Fund may not be able to buy those portfolio securities directly.

      Investing in another investment company may involve the payment of substantial premiums above the value of such investment company's portfolio securities and is subject to limitations under the Investment Company Act. The
Fund does not intend to invest in other investment companies unless the Manager believes that the potential benefits of the investment justify the payment of any premiums or sales charges. As a shareholder of an investment company, the
Fund would be subject to its ratable share of that investment company's expenses, including its advisory and administration expenses. The Fund does not anticipate investing a substantial amount of its net assets in shares of other investment companies.

      |X| Loans of Portfolio Securities. The Fund can lend its portfolio securities to certain types of eligible borrowers approved by the Board of
Trustees. These loans are limited to not more than 25% of the value of the
Fund's total assets.

      There are some risks in connection with securities lending. The Fund might experience a delay in receiving additional collateral to secure a loan, or a delay in recovery of the loaned securities if the borrower defaults. The Fund must receive collateral for a loan. Under current applicable regulatory requirements (which are subject to change), on each business day the loan collateral must be at least equal to the value of the loaned securities. It must consist of cash, bank letters of credit, securities of the U.S. government or its agencies or instrumentalities, or other cash equivalents in which the Fund is permitted to invest. To be acceptable as collateral, letters of credit must obligate a bank to pay amounts demanded by the Fund if the demand meets the terms of the letter. The terms of the letter of credit and the issuing bank both must be satisfactory to the Fund.

      When it lends securities, the Fund receives amounts equal to the dividends or interest on loaned securities. It also receives one or more of (a) negotiated loan fees, (b) interest on securities used as collateral, and (c) interest on any short-term debt securities purchased with such loan collateral. Either type of interest may be shared with the borrower. The Fund can also pay reasonable finder's, custodian bank and administrative fees in connection with these loans.
The terms of the Fund's loans must meet applicable tests under the Internal
Revenue Code and must permit the Fund to reacquire loaned securities on five days' notice or in time to vote on any important matter.

      The Fund may lend its portfolio securities pursuant to the Securities
Lending Agreement (the "Securities Lending Agreement") with JP Morgan Chase, subject to the restrictions stated in the Prospectus. The Fund will lend such portfolio securities to attempt to increase the Fund's income. Under the
Securities Lending Agreement and applicable regulatory requirements (which are subject to change), the loan collateral must, on each business day, be at least equal to the value of the loaned securities and must consist of cash, bank letters of credit or securities of the U.S. Government (or its agencies or instrumentalities), or other cash equivalents in which the Fund is permitted to invest. To be acceptable as collateral, letters of credit must obligate a bank to pay to JP Morgan Chase, as agent, amounts demanded by the Fund if the demand meets the terms of the letter. Such terms of the letter of credit and the issuing bank must be satisfactory to JP Morgan Chase and the Fund. The Fund will receive, pursuant to the Securities Lending Agreement, 80% of all annual net income (i.e., net of rebates to the Borrower) from securities lending transactions. JP Morgan Chase has agreed, in general, to guarantee the obligations of borrowers to return loaned securities and to be responsible for expenses relating to securities lending. The Fund will be responsible, however, for risks associated with the investment of cash collateral, including the risk that the issuer of the security in which the cash collateral has been invested defaults. The Securities Lending Agreement may be terminated by either JP Morgan
Chase or the Fund on 30 days' written notice. The terms of the Fund's loans must also meet applicable tests under the Internal Revenue Code and permit the Fund to reacquire loaned securities on five business days' notice or in time to vote on any important matter.

      |X| Derivatives. The Fund can invest in a variety of derivative investments for liquidity needs or for hedging purposes. Some derivative investments the Fund can use are the hedging instruments described below in this
Statement of Additional Information. However, the Fund does not use, and does not currently contemplate using, derivatives or hedging instruments to a significant degree.

      Other derivative investments the Fund can invest in include "index-linked"
notes. Principal and/or interest payments on these notes depend on the performance of an underlying index. Currency-indexed securities are another derivative the Fund can use. Typically these are short-term or intermediate-term debt securities. Their value at maturity or the rates at which they pay income are determined by the change in value of the U.S. dollar against one or more foreign currencies or an index. In some cases, these securities may pay an amount at maturity based on a multiple of the amount of the relative currency movements. This type of index security offers the potential for increased income or principal payments but at a greater risk of loss than a typical debt security of the same maturity and credit quality.

      Other derivative investments the Fund can use include debt exchangeable for common stock of an issuer or "equity-linked debt securities" of an issuer.
At maturity, the debt security is exchanged for common stock of the issuer or it is payable in an amount based on the price of the issuer's common stock at the time of maturity. Both alternatives present a risk that the amount payable at maturity will be less than the principal amount of the debt because the price of the issuer's common stock might not be as high as the Manager expected.

      |X| Hedging. Although the Fund does not anticipate the extensive use of hedging instruments, the Fund can use them. However, the Fund is not required to do so in seeking its goal. The Fund may use hedging instruments to attempt to protect against declines in the market value of the Fund's portfolio, to permit the Fund to retain unrealized gains in the value of portfolio securities which have appreciated, or to facilitate selling securities for investment reasons. To do so, the Fund could:

      o  sell futures contracts,
      o buy puts on such futures or on securities, or o write covered calls on securities or futures.

      The Fund can use hedging to establish a position in the securities market as a temporary substitute for purchasing particular securities. In that case, the Fund would normally seek to purchase the securities and then terminate that hedging position. The Fund might also use this type of hedge to attempt to protect against the possibility that its portfolio securities would not be fully included in a rise in value of the market. To do so the Fund could:

      o  buy futures, or
      o  buy calls on such futures or on securities.

      If the Fund hedges with futures and/or options on futures, it will be incidental to the Fund's activities in the underlying cash market. The particular hedging instruments the Fund can use are described below. The Fund may employ new hedging instruments and strategies when they are developed, if those investment methods are consistent with the Fund's investment objective and are permissible under applicable regulations governing the Fund.

         |_| Futures. The Fund can buy and sell futures contracts that relate to
(1) broadly-based stock indices (these are referred to as "stock index futures"), (2) securities indices (these are referred to as "financial futures"), (3) foreign currencies (these are referred to as "forward contracts")
and (4) an individual stock ("single stock futures").

      A stock index is used as the basis for trading stock index futures. In some cases these futures may be based on stocks of issuers in a particular industry or group of industries. A stock index assigns relative values to the common stocks included in the index and its value fluctuates in response to the changes in value of the underlying stocks. A stock index cannot be purchased or sold directly. Financial futures are similar contracts based on the future value of the basket of securities that comprise the index. These contracts obligate the seller to deliver, and the purchaser to take, cash to settle the futures transaction. There is no delivery made of the underlying securities to settle the futures obligation. Either party may also settle the transaction by entering into an offsetting contract.

      A single stock future obligates the seller to deliver (and the purchaser to take) cash or a specified equity security to settle the futures transaction.
Either party could also enter into an offsetting contract to close out the position. Single stock futures trade on a very limited number of exchanges, with contracts typically not fungible among the exchanges.

      No money is paid or received by the Fund on the purchase or sale of a future. Upon entering into a futures transaction, the Fund will be required to deposit an initial margin payment with the futures commission merchant (the
"futures broker"). Initial margin payments will be deposited with the Fund's custodian bank in an account registered in the futures broker's name. However, the futures broker can gain access to that account only under specified conditions. As the future is marked to market (that is, its value on the Fund's books is changed) to reflect changes in its market value, subsequent margin payments, called variation margin, will be paid to or by the futures broker daily.

      At any time prior to the expiration of the future, the Fund may elect to close out its position by taking an opposite position, at which time a final determination of variation margin is made and any additional cash must be paid by or released to the Fund. Any loss or gain on the future is then realized by the Fund for tax purposes. All futures transactions, except forward contracts, are effected through a clearinghouse associated with the exchange on which the contracts are traded.

         |_| Put and Call Options. The Fund can buy and sell certain kinds of put options ("puts") and call options ("calls"). The Fund can buy and sell exchange-traded and over-the-counter put and call options, including index options, securities options, currency options, commodities options, and options on the other types of futures described above.

         |_| Writing Covered Call Options. The Fund can write (that is, sell)
covered calls. If the Fund sells a call option, it must be covered. That means the Fund must own the security subject to the call while the call is outstanding, or, for certain types of calls, the call can be covered by identifying liquid assets on the Fund's books to enable the Fund to satisfy its obligations if the call is exercised. Up to 25% of the Fund's total assets can be subject to calls the Fund writes.

      When the Fund writes a call on a security, it receives cash (a premium).
The Fund agrees to sell the underlying security to a purchaser of a corresponding call on the same security during the call period at a fixed exercise price regardless of market price changes during the call period. The call period is usually not more than nine months. The exercise price may differ from the market price of the underlying security. The Fund has the risk of loss that the price of the underlying security may decline during the call period.
That risk may be offset to some extent by the premium the Fund receives. If the value of the investment does not rise above the call price, it is likely that the call will lapse without being exercised. In that case the Fund would keep the cash premium and the investment.

      When the Fund writes a call on an index, it receives cash (a premium). If the buyer of the call exercises it, the Fund will pay an amount of cash equal to the difference between the closing price of the call and the exercise price, multiplied by a specified multiple that determines the total value of the call for each point of difference. If the value of the underlying investment does not rise above the call price, it is likely that the call will lapse without being exercised. In that case the Fund would keep the cash premium.

      The Fund's custodian bank, or a securities depository acting for the custodian bank, will act as the Fund's escrow agent, through the facilities of the Options Clearing Corporation ("OCC"), as to the investments on which the
Fund has written calls traded on exchanges or as to other acceptable escrow securities. In that way, no margin will be required for such transactions. OCC will release the securities on the expiration of the option or when the Fund enters into a closing transaction.

      When the Fund writes an over-the-counter ("OTC") option, it will enter into an arrangement which will establish a formula price at which the Fund will have the absolute right to repurchase that OTC option. The formula price will generally be based on a multiple of the premium received for the option, plus the amount by which the option is exercisable below the market price of the underlying security (that is, the option is "in the money"). When the Fund writes an OTC option, it will treat as illiquid (for purposes of its restriction on holding illiquid securities) the mark-to-market value of any OTC option it holds, unless the option is subject to a buy-back agreement by the executing broker.

      To terminate its obligation on a call it has written, the Fund can purchase a corresponding call in a "closing purchase transaction." The Fund will then realize a profit or loss, depending upon whether the net of the amount of the option transaction costs and the premium received on the call the Fund wrote is more or less than the price of the call the Fund purchases to close out the transaction. The Fund may realize a profit if the call expires unexercised, because the Fund will retain the underlying security and the premium it received when it wrote the call. Any such profits are considered short-term capital gains for federal income tax purposes, as are the premiums on lapsed calls. When distributed by the Fund they are taxable as ordinary income. If the Fund cannot effect a closing purchase transaction due to the lack of a market, it will have to hold the callable securities until the call expires or is exercised.

      The Fund can also write calls on a futures contract without owning the futures contract or securities deliverable under the contract. To do so, at the time the call is written, the Fund must cover the call by identifying an equivalent dollar amount of liquid assets on the Fund's books. The Fund will identify additional liquid assets on its books if the value of the segregated assets drops below 100% of the current value of the future. Because of this segregation requirement, in no circumstances would the Fund's receipt of an exercise notice as to that future require the Fund to deliver a futures contract. It would simply put the Fund in a short futures position, which is permitted by the Fund's hedging policies.

         |_| Writing Put Options. The Fund may sell put options. A put option on securities gives the purchaser the right to sell, and the writer the obligation to buy, the underlying investment at the exercise price during the option period. The Fund will not write puts if, as a result, more than 25% of the
Fund's total assets would be required to be segregated to cover such put options.

      If the Fund writes a put, the put must be covered by liquid assets identified on the Fund's books. The premium the Fund receives from writing a put represents a profit, as long as the price of the underlying investment remains equal to or above the exercise price of the put. However, the Fund also assumes the obligation during the option period to buy the underlying investment from the buyer of the put at the exercise price, even if the value of the investment falls below the exercise price. If a put the Fund has written expires unexercised, the Fund realizes a gain in the amount of the premium less the transaction costs incurred. If the put is exercised, the Fund must fulfill its obligation to purchase the underlying investment at the exercise price. That price will usually exceed the market value of the investment at that time. In that case, the Fund may incur an unrealized loss immediately, which would then be realized when the underlying security is sold. That loss will be equal to the sum of the sale price of the underlying investment and the premium received minus the sum of the exercise price and any transaction costs the Fund incurred.

      When writing a put option on a security, to secure its obligation to pay for the underlying security the Fund will deposit in escrow liquid assets with a value equal to or greater than the exercise price of the underlying securities.
The Fund therefore forgoes the opportunity of investing the segregated assets or writing calls against those assets.

      As long as the Fund's obligation as the put writer continues, it may be assigned an exercise notice by the broker-dealer through which the put was sold.
That notice will require the Fund to take delivery of the underlying security and pay the exercise price. The Fund has no control over when it may be required to purchase the underlying security, since it may be assigned an exercise notice at any time prior to the termination of its obligation as the writer of the put.
That obligation terminates upon expiration of the put. It may also terminate if, before it receives an exercise notice, the Fund effects a closing purchase transaction by purchasing a put of the same series as it sold. Once the Fund has been assigned an exercise notice, it cannot effect a closing purchase transaction.

      The Fund may decide to effect a closing purchase transaction to realize a profit on an outstanding put option it has written or to prevent the underlying security from being put. Effecting a closing purchase transaction will also permit the Fund to write another put option on the security, or to sell the security and use the proceeds from the sale for other investments. The Fund will realize a profit or loss from a closing purchase transaction depending on whether the cost of the transaction is less or more than the premium received from writing the put option. Any profits from writing puts are considered short-term capital gains for federal tax purposes, and when distributed by the
Fund, are taxable as ordinary income.

         |_| Purchasing Calls and Puts. The Fund may purchase calls to protect against the possibility that the Fund's portfolio will not participate in an anticipated rise in the securities market. When the Fund buys a call (other than in a closing purchase transaction), it pays a premium. The Fund then has the right to buy the underlying investment from a seller of a corresponding call on the same investment during the call period at a fixed exercise price. The Fund benefits only if it sells the call at a profit or if, during the call period, the market price of the underlying investment is above the sum of the call price plus the transaction costs and the premium paid for the call and the Fund exercises the call. If the Fund does not exercise the call or sell it (whether or not at a profit), the call will become worthless at its expiration date. In that case the Fund will have paid the premium but lost the right to purchase the underlying investment.

      The Fund can buy puts whether or not it holds the underlying investment in its portfolio. When the Fund purchases a put, it pays a premium and, except as to puts on indices, has the right to sell the underlying investment to a seller of a put on a corresponding investment during the put period at a fixed exercise price.

      Buying a put on an investment the Fund does not own (such as an index of future) permits the Fund to resell the put or to buy the underlying investment and sell it at the exercise price. The resale price will vary inversely to the price of the underlying investment. If the market price of the underlying investment is above the exercise price and, as a result, the put is not exercised, the put will become worthless on its expiration date.

      Buying a put on securities or futures the Fund owns enables the Fund to attempt to protect itself during the put period against a decline in the value of the underlying investment below the exercise price by selling the underlying investment at the exercise price to a seller of a corresponding put. If the market price of the underlying investment is equal to or above the exercise price and, as a result, the put is not exercised or resold, the put will become worthless at its expiration date. In that case the Fund will have paid the premium but lost the right to sell the underlying investment. However, the Fund can sell the put prior to its expiration. That sale may or may not be at a profit.

      When the Fund purchases a call or put on an index or future, it pays a premium, but settlement is in cash rather than by delivery of the underlying investment to the Fund. Gain or loss depends on changes in the index in question
(and thus on price movements in the securities market generally) rather than on price movements in individual securities or futures contracts.

      The Fund may buy a call or put only if, after the purchase, the value of all call and put options held by the Fund will not exceed 5% of the Fund's total assets.

         |_| Buying and Selling Options on Foreign Currencies. The Fund can buy
and sell calls and puts on foreign currencies. They include puts and calls that trade on a securities or commodities exchange or in the over-the-counter markets or are quoted by major recognized dealers in such options. The Fund could use these calls and puts to try to protect against declines in the dollar value of foreign securities and increases in the dollar cost of foreign securities the
Fund wants to acquire.

      If the Manager anticipates a rise in the dollar value of a foreign currency in which securities to be acquired are denominated, the increased cost of those securities may be partially offset by purchasing calls or writing puts on that foreign currency. If the Manager anticipates a decline in the dollar value of a foreign currency, the decline in the dollar value of portfolio securities denominated in that currency might be partially offset by writing calls or purchasing puts on that foreign currency. However, the currency rates could fluctuate in a direction adverse to the Fund's position. The Fund will then have incurred option premium payments and transaction costs without a corresponding benefit.

      A call the Fund writes on a foreign currency is "covered" if the Fund owns the underlying foreign currency covered by the call or has an absolute and immediate right to acquire that foreign currency without additional cash consideration (or it can do so for additional cash consideration held in a segregated account by its custodian bank) upon conversion or exchange of other foreign currency held in its portfolio.

      The Fund could write a call on a foreign currency to provide a hedge against a decline in the U.S. dollar value of a security which the Fund owns or has the right to acquire and which is denominated in the currency underlying the option. That decline might be one that occurs due to an expected adverse change in the exchange rate. In those circumstances, the Fund covers the option by maintaining cash, U.S. government securities or other liquid, high grade debt securities in an amount equal to the exercise price of the option, in a segregated account with the Fund's custodian bank.

         |_| Risks of Hedging with Options and Futures. The use of hedging instruments requires special skills and knowledge of investment techniques that are different than what is required for normal portfolio management. If the
Manager uses a hedging instrument at the wrong time or judges market conditions incorrectly, hedging strategies may reduce the Fund's return. The Fund could also experience losses if the prices of its futures and options positions were not correlated with its other investments.

      The Fund's option activities could affect its portfolio turnover rate and brokerage concessions. The exercise of calls written by the Fund might cause the
Fund to sell related portfolio securities, thus increasing its turnover rate.
The exercise by the Fund of puts on securities will cause the sale of underlying investments, increasing portfolio turnover. Although the decision whether to exercise a put it holds is within the Fund's control, holding a put might cause the Fund to sell the related investments for reasons that would not exist in the absence of the put.

      The Fund could pay a brokerage concession each time it buys a call or put, sells a call or put, or buys or sells an underlying investment in connection with the exercise of a call or put. Those concessions could be higher on a relative basis than the concessions for direct purchases or sales of the underlying investments. Premiums paid for options are small in relation to the market value of the underlying investments. Consequently, put and call options offer large amounts of leverage. The leverage offered by trading in options could result in the Fund's net asset value being more sensitive to changes in the value of the underlying investment.

      If a covered call written by the Fund is exercised on an investment that has increased in value, the Fund will be required to sell the investment at the call price. It will not be able to realize any additional appreciation in excess of the covered call price if the investment has increased in value above the call price.

      An option position may be closed out only on a market that provides secondary trading for options of the same series, and there is no assurance that a liquid secondary market will exist for any particular option. The Fund might experience losses if it could not close out a position because of an illiquid market for the future or option.

      There is a risk in using short hedging by selling futures or purchasing puts on broadly-based indices or futures to attempt to protect against declines in the value of the Fund's portfolio securities. The risk is that the prices of the futures or the applicable index will correlate imperfectly with the behavior of the cash prices of the Fund's securities. For example, it is possible that while the Fund has used hedging instruments in a short hedge, the market might advance and the value of the securities held in the Fund's portfolio might decline. If that occurred, the Fund would lose money on the hedging instruments and also experience a decline in the value of its portfolio securities. However, while this could occur for a very brief period or to a very small degree, over time the value of a diversified portfolio of securities will tend to move in the same direction as the indices upon which the hedging instruments are based.

      The risk of imperfect correlation increases as the composition of the
Fund's portfolio diverges from the securities included in the applicable index.
To compensate for the imperfect correlation of movements in the price of the portfolio securities being hedged and movements in the price of the hedging instruments, the Fund might use hedging instruments in a greater dollar amount than the dollar amount of portfolio securities being hedged. It might do so if the historical volatility of the prices of the portfolio securities being hedged is more than the historical volatility of the applicable index.

      The ordinary spreads between prices in the cash and futures markets are subject to distortions, due to differences in the nature of those markets.
First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions which could distort the normal relationship between the cash and futures markets. Second, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced, thus producing distortion. Third, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities markets. Therefore, increased participation by speculators in the futures market may cause temporary price distortions.

      The Fund can use hedging instruments to establish a position in the securities markets as a temporary substitute for the purchase of individual securities (long hedging) by buying futures and/or calls on such futures, broadly-based indices or on securities. It is possible that when the Fund does so the market might decline. If the Fund then concludes not to invest in securities because of concerns that the market might decline further or for other reasons, the Fund will realize a loss on the hedging instruments that is not offset by a reduction in the price of the securities purchased.

         |_| Regulatory Aspects of Hedging Instruments. The Commodities Futures
Trading Commission (the "CFTC") recently eliminated limitations on futures trading by certain regulated entities including registered investment companies.
Consequently, registered investment companies may engage in unlimited futures transactions and options thereon provided that the Fund claims an exclusion from regulation as a commodity pool operator. The Fund has claimed such an exclusion from registration as a commodity pool operator under the Commodity Exchange Act
("CEA"). The Fund may use futures and options for hedging and non-hedging purposes to the extent consistent with its investment objective, internal risk management guidelines adopted by the Fund's investment advisor (as they may be amended from time to time), and as otherwise set forth in the Fund's prospectus or this SAI.

      Transactions in options by the Fund are subject to limitations established by the option exchanges. The exchanges limit the maximum number of options that may be written or held by a single investor or group of investors acting in concert. Those limits apply regardless of whether the options were written or purchased on the same or different exchanges or are held in one or more accounts or through one or more different exchanges or through one or more brokers. Thus, the number of options that the Fund can write or hold may be affected by options written or held by other entities, including other investment companies having the same advisor as the Fund (or an advisor that is an affiliate of the Fund's adviser). The exchanges also impose position limits on futures transactions. An exchange may order the liquidation of positions found to be in violation of those limits and may impose certain other sanctions.

      Under the Investment Company Act, when the Fund purchases a future, it must maintain cash or readily marketable short-term debt instruments in an amount equal to the market value of the securities underlying the future, less the margin deposit applicable to it.

         |_| Tax Aspects of Certain Hedging Instruments. Certain foreign currency exchange contracts in which the Fund can invest are treated as "Section
1256 contracts" under the Internal Revenue Code. In general, gains or losses relating to Section 1256 contracts are characterized as 60% long-term and 40%
short-term capital gains or losses under the Code. However, foreign currency gains or losses arising from Section 1256 contracts that are forward contracts generally are treated as ordinary income or loss. In addition, Section 1256 contracts held by the Fund at the end of each taxable year are
"marked-to-market," and unrealized gains or losses are treated as though they were realized. These contracts also may be marked-to-market for purposes of determining the excise tax applicable to investment company distributions and for other purposes under rules prescribed pursuant to the Internal Revenue Code.
An election can be made by the Fund to exempt those transactions from this marked-to-market treatment.

      Certain forward contracts the Fund enters into may result in "straddles"
for federal income tax purposes. The straddle rules may affect the character and timing of gains (or losses) recognized by the Fund on straddle positions.
Generally, a loss sustained on the disposition of a position making up a straddle is allowed only to the extent that the loss exceeds any unrecognized gain in the offsetting positions making up the straddle. Disallowed loss is generally allowed at the point where there is no unrecognized gain in the offsetting positions making up the straddle, or the offsetting position is disposed of.

      Under the Internal Revenue Code, the following gains or losses are treated as ordinary income or loss:
(1) gains or losses attributable to fluctuations in exchange rates that occur between the time the Fund accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such receivables or pays such liabilities, and
(2) gains or losses attributable to fluctuations in the value of a foreign currency between the date of acquisition of a debt security denominated in a foreign currency or foreign currency forward contracts and the date of disposition.

      Currency gains and losses are offset against market gains and losses on each trade before determining a net "Section 988" gain or loss under the
Internal Revenue Code for that trade, which may increase or decrease the amount of the Fund's investment income available for distribution to its shareholders.

      |X| Temporary Defensive and Interim Investments. When market conditions are unstable, or the Manager believes it is otherwise appropriate to reduce holdings in stocks, the Fund can invest in a variety of debt securities for defensive purposes. The Fund can also purchase these securities for liquidity purposes to meet cash needs due to the redemption of Fund shares, or to hold while waiting to reinvest cash received from the sale of other portfolio securities. The Fund can buy:

|_|      high-quality (rated in the top rating categories of
         nationally-recognized rating organizations or deemed by the Manager to be of comparable quality), short-term money market instruments, including those issued by the U. S. Treasury or other government agencies,
|_|      commercial paper (short-term, unsecured, promissory notes of domestic or foreign companies) rated in the top rating category of a nationally recognized rating organization,
|_|      debt obligations of corporate issuers, rated investment grade (rated at least Baa by Moody's Investors Service, Inc. or at least BBB by
         Standard & Poor's Corporation, or a comparable rating by another rating organization), or unrated securities judged by the Manager to have a comparable quality to rated securities in those categories,
|_|      preferred stocks,
|_|      certificates of deposit and bankers' acceptances of domestic and foreign banks and savings and loan associations, and
|_|      repurchase agreements.

      Short-term debt securities would normally be selected for defensive or cash management purposes because they can normally be disposed of quickly, are not generally subject to significant fluctuations in principal value and their value will be less subject to interest rate risk than longer-term debt securities.

Investment Restrictions

      |X| What Are "Fundamental Policies?" Fundamental policies are those policies that the Fund has adopted to govern its investments that can be changed only by the vote of a "majority" of the Fund's outstanding voting securities.
Under the Investment Company Act, a "majority" vote is defined as the vote of the holders of the lesser of:

      o  67% or more of the shares present or represented by proxy at a shareholder meeting, if the holders of more than 50% of the outstanding shares are present or represented by proxy, or
      o  more than 50% of the outstanding shares.

      The Fund's investment objective is a fundamental policy. Other policies described in the Prospectus or this Statement of Additional Information are
"fundamental" only if they are identified as such. The Fund's Board of Trustees can change non-fundamental policies without shareholder approval. However, significant changes to investment policies will be described in supplements or updates to the Prospectus or this Statement of Additional Information, as appropriate. The Fund's most significant investment policies are described in the Prospectus.

      |X| Does the Fund Have Additional Fundamental Policies? The following investment restrictions are fundamental policies of the Fund.

      o  The Fund cannot buy securities issued or guaranteed by any one issuer if more than 5% of its total assets would be invested in securities of that issuer or if it would then own more than 10% of that issuer's voting securities. This limitation applies to 75% of the Fund's total assets. The limit does not apply to securities issued by the U.S.
         government or any of its agencies or instrumentalities or securities of other investment companies.

      o  The Fund cannot make loans except (a) through lending of securities,
         (b) through the purchase of debt instruments or similar evidences of indebtedness, (c) through an interfund lending program with other affiliated funds, provided that no such loan may be made if, as a result, the aggregate of such loans would exceed 33 1/3% of the value of its total assets (taken at market value at the time of such loans), and (d) through repurchase agreements.

      o  The Fund cannot borrow money in excess of 33 1/3% of the value of its total assets. The Fund may borrow only from banks and/or affiliated investment companies. With respect to this fundamental policy, the Fund can borrow only if it maintains a 300% ratio of assets to borrowings at all times in the manner set forth in the Investment Company Act.

      o  The Fund cannot concentrate investments. That means it cannot invest
         25% or more of its total assets in any industry. However, there is no limitation on investments in U.S. government securities.

      o  The Fund cannot invest in physical commodities or physical commodity contracts or buy securities for speculative short-term purposes.
         However, the Fund can buy and sell any of the hedging instruments permitted by any of its other policies. It can also buy and sell options, futures, securities or other instruments backed by physical commodities or whose investment return is linked to changes in the price of physical commodities.

      o  The Fund cannot invest in real estate or in interests in real estate.
         However, the Fund can purchase securities of issuers holding real estate or interests in real estate (including securities of real estate investment trusts).

      o  The Fund cannot underwrite securities of other companies. A permitted exception is in case it is deemed to be an underwriter under the
         Securities Act of 1933 when reselling any securities held in its own portfolio.

      o  The Fund cannot issue "senior securities," but this does not prohibit certain investment activities for which assets of the Fund are designated as segregated, or margin, collateral or escrow arrangements are established, to cover the related obligations. Examples of those activities include borrowing money, reverse repurchase agreements, delayed-delivery and when-issued arrangements for portfolio securities transactions, and contracts to buy or sell derivatives, hedging instruments, options or futures.

      |X|  Does  the  Fund   Have   Additional   Restrictions   That  Are  Not
      "Fundamental" Policies?

      The Fund has an additional operating policy that is not "fundamental," and which can be changed by the Board of Trustees without shareholder approval:

      o The Fund cannot invest in the securities of other registered investment companies or registered unit investment trusts in reliance on sub-paragraph (F) or (G) of section 12(d)(1) of the Investment Company
      Act.

      Unless the Prospectus or this Statement of Additional Information states that a percentage restriction applies on an ongoing basis, it applies only at the time the Fund makes an investment (except in the case of borrowing and investments in illiquid securities). The Fund need not sell securities to meet the percentage limits if the value of the investment increases in proportion to the size of the Fund.

      For purposes of the Fund's policy not to concentrate its investments as described above, the Fund has adopted the industry classifications set forth in
Appendix A to this Statement of Additional Information. This is not a fundamental policy.

How the Fund is Managed

Organization and History. The Fund is an open-end, diversified, management investment company with an unlimited number of authorized shares of beneficial interest. The Fund was organized as a Massachusetts business trust in June,
2000.

Classes of Shares. The Trustees are authorized, without shareholder approval, to create new series and classes of shares. The Trustees may reclassify unissued shares of the Fund into additional series or classes of shares. The Trustees also may divide or combine the shares of a class into a greater or lesser number of shares without changing the proportionate beneficial interest of a shareholder in the Fund. Shares do not have cumulative voting rights or preemptive or subscription rights. Shares may be voted in person or by proxy at shareholder meetings.

      The Fund currently has five classes of shares: Class A, Class B, Class C,
Class N and Class Y. All classes invest in the same investment portfolio. Only retirement plans may purchase Class N shares. Only certain institutional investors may elect to purchase Class Y shares. Each class of shares:
o     has its own dividends and distributions,
o     pays certain expenses which may be different for the different classes,
o     may have a different net asset value,
o     may have separate voting rights on matters in which interests of one class are different from interests of another class, and o votes as a class on matters that affect that class alone.

      Shares are freely transferable, and each share of each class has one vote at shareholder meetings, with fractional shares voting proportionally on matters submitted to the vote of shareholders. Each share of the Fund represents an interest in the Fund proportionately equal to the interest of each other share of the same class.

      Meetings of Shareholders. As a Massachusetts business trust, the Fund is not required to hold, and does not plan to hold, regular annual meetings of shareholders, but may do so from time to time on important matters or when required to do so by the Investment Company Act or other applicable law.
Shareholders have the right, upon a vote or declaration in writing of two-thirds of the outstanding shares of the Fund, to remove a Trustee or to take other action described in the Fund's Declaration of Trust.

      The Trustees will call a meeting of shareholders to vote on the removal of a Trustee upon the written request of the record holders of 10% of its outstanding shares. If the Trustees receive a request from at least 10 shareholders stating that they wish to communicate with other shareholders to request a meeting to remove a Trustee, the Trustees will then either make the
Fund's shareholder list available to the applicants or mail their communication to all other shareholders at the applicants' expense. The shareholders making the request must have been shareholders for at least six months and must hold shares of the Fund valued at $25,000 or more or constituting at least 1% of the
Fund's outstanding shares. The Trustees may also take other action as permitted by the Investment Company Act.

Shareholder and Trustee Liability. The Fund's Declaration of Trust contains an express disclaimer of shareholder or Trustee liability for the Fund's obligations. It also provides for indemnification and reimbursement of expenses out of the Fund's property for any shareholder held personally liable for its obligations. The Declaration of Trust also states that upon request, the Fund shall assume the defense of any claim made against a shareholder for any act or obligation of the Fund and shall satisfy any judgment on that claim.
Massachusetts law permits a shareholder of a business trust (such as the Fund)
to be held personally liable as a "partner" under certain circumstances.
However, the risk that a Fund shareholder will incur financial loss from being held liable as a "partner" of the Fund is limited to the relatively remote circumstances in which the Fund would be unable to meet its obligations.

      The Fund's contractual arrangements state that any person doing business with the Fund (and each shareholder of the Fund) agrees under its Declaration of
Trust to look solely to the assets of the Fund for satisfaction of any claim or demand that may arise out of any dealings with the Fund. Additionally, the
Trustees shall have no personal liability to any such person, to the extent permitted by law.

Board of Trustees and Oversight Committees. The Fund is governed by a Board of
Trustees, which is responsible for protecting the interests of shareholders under Massachusetts law. The Trustees meet periodically throughout the year to oversee the Fund's activities, review its performance, and review the actions of the Manager.

      The Board of Trustees has an Audit Committee, a Review Committee and a
Governance Committee. The Audit Committee is comprised solely of Independent
Trustees. The members of the Audit Committee are Edward L. Cameron (Chairman),
George C. Bowen, Robert J. Malone and F. William Marshall, Jr. The Audit
Committee held six meetings during the fiscal year ended July 31, 2004. The
Audit Committee furnishes the Board with recommendations regarding the selection of the Fund's independent auditors. Other main functions of the Audit Committee include, but are not limited to: (i) reviewing the scope and results of financial statement audits and the audit fees charged; (ii) reviewing reports from the Fund's independent auditors regarding the Fund's internal accounting procedures and controls; (iii) review reports from the Manager's Internal Audit
Department; (iv) maintaining a separate line of communication between the Fund's independent auditors and its Independent Trustees; and (v) exercise all other functions outlined in the Audit Committee Charter, including but not limited to reviewing the independence of the Fund's independent auditors and the pre-approval of the performance by the Fund's independent auditors of any non-audit service, including tax service, for the Fund and the Manager and certain affiliates of the Manager that is not prohibited by the Sarbanes-Oxley
Act.

      The Audit Committee's functions include selecting and nominating, to the full Board, nominees for election as Trustees, and selecting and nominating
Independent Trustees for election. The Audit Committee may, but need not, consider the advice and recommendation of the Manager and its affiliates in selecting nominees. The full Board elects new trustees except for those instances when a shareholder vote is required.

      To date, the Committee has been able to identify from its own resources an ample number of qualified candidates. Nonetheless, shareholders may submit names of individuals, accompanied by complete and properly supported resumes, for the
Audit Committee's consideration by mailing such information to the Committee in care of the Fund. The Committee may consider such persons at such time as it meets to consider possible nominees. The Committee, however, reserves sole discretion to determine the candidates to present to the Board and/or shareholders when it meets for the purpose of considering potential nominees.

      The members of the Review Committee are Jon S. Fossel (Chairman), Robert
G. Avis, Sam Freedman, and Beverly Hamilton. The Review Committee held six meetings during the fiscal year ended July 31, 2004. Among other functions, the
Review Committee reviews reports and makes recommendations to the Board concerning the fees paid to the Fund's transfer agent and the services provided to the Fund by the transfer agent. The Review Committee also reviews the Fund's investment performance and policies and procedures adopted by the Fund to comply with Investment Company Act and other applicable law.

      The members of the Governance Committee are Robert Malone (Chairman),
William Armstrong, Beverly Hamilton and F. William Marshall, Jr. The Governance
Committee was established in August 2004 and did not hold any meetings during the Fund's fiscal year ended July 31, 2004. The Governance Committee is expected to review general governance matters.

Trustees and Officers of the Fund. Except for Mr. Murphy, each of the Trustees is an "Independent Trustee," as defined in the Investment Company Act. Mr.
Murphy is an "Interested Trustee," because he is affiliated with the Manager by virtue of his positions as an officer and director of the Manager, and as a shareholder of its parent company. Mr. Murphy was elected as a Trustee of the
Fund with the understanding that in the event he ceases to be the chief executive officer of the Manager, he will resign as a trustee of the Fund and the other Board II Funds (defined below) for which he is a trustee or director.

      The Fund's Trustees and officers and their positions held with the Fund and length of service in such position(s) and their principal occupations and business affiliations during the past five years are listed in the chart below.
The information for the Trustees also includes the dollar range of shares of the
Fund as well as the aggregate dollar range of shares beneficially owned in any of the Oppenheimer funds overseen by the Trustees. All of the Trustees are also trustees or directors of the following Oppenheimer funds (except for Ms.
Hamilton and Mr. Malone, who are not Trustees of Oppenheimer Senior Floating
Rate Fund (referred to as "Board II Funds"):

                                           Oppenheimer   Principal   Protected
Oppenheimer Cash Reserves                  Trust II
Oppenheimer Champion Income Fund           Oppenheimer Real Asset Fund
                                           Oppenheimer  Senior  Floating  Rate
Oppenheimer Capital Income Fund            Fund
Oppenheimer Equity Fund, Inc.              Oppenheimer Strategic Income Fund
Oppenheimer High Yield Fund                Oppenheimer Variable Account Funds
Oppenheimer International Bond Fund        Panorama Series Fund, Inc.
Oppenheimer Integrity Funds
Oppenheimer Limited-Term Government Fund   Centennial America Fund, L. P.
                                           Centennial  California  Tax  Exempt
Oppenheimer Main Street Funds, Inc.        Trust
Oppenheimer Main Street Opportunity Fund   Centennial Government Trust
Oppenheimer Main Street Small Cap Fund     Centennial Money Market Trust
                                           Centennial   New  York  Tax  Exempt
Oppenheimer Municipal Fund                 Trust
Oppenheimer Principal Protected Trust      Centennial Tax Exempt Trust

      Present or former officers, directors, trustees and employees (and their immediate family members) of the Fund, the Manager and its affiliates, and retirement plans established by them for their employees are permitted to purchase Class A shares of the Fund and the other Oppenheimer funds at net asset value without sales charge. The sales charge on Class A shares is waived for that group because of the economies of sales efforts realized by the
Distributor.

      Messrs. Murphy, Petersen, Pisapia, Vandehey, Vottiero, Wixted, Zack,
Monoyios and Zavanelli and Mses.Bloomberg, Ives and Lee who are officers of the
Fund, respectively hold the same offices with one or more of the other Board II
Funds as with the Fund. As of August 31, 2004, the Trustees and officers of the
Fund, as a group, owned of record or beneficially less than 1% of each class of shares of the Fund. The foregoing statement does not reflect ownership of shares held of record by an employee benefit plan for employees of the Manager, other than the shares beneficially owned under that plan by the officers of the Fund listed above. In addition, each Independent Trustee (and their immediate family members) do not own securities of either the Manager or Distributor of the Board
II Funds or any person directly or indirectly controlling, controlled by or under common control with the Manager or Distributor.

Affiliated Transactions and Material Business Relationships. In 2001, Mr.
Swain surrendered for cancellation 60,000 options of Oppenheimer Acquisition
Company ("OAC") (the Manager's parent holding company) to MassMutual for a cash payment of $2,700,600.

      Mr. Swain has reported that he sold a residential property to Mr. Freedman on October 23, 2001 for $1.2 million. An independent appraisal of the property supported the sale price.

      The address of each Trustee in the chart below is 6803 South Tucson Way,
Centennial, CO 80112-3924. Each Trustee serves for an indefinite term, until his or her resignation, retirement, death or removal.

-------------------------------------------------------------------------------------
                                Independent Trustees
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Name,               Principal Occupation(s) During Past 5     Dollar        Aggregate
                                                                            Dollar
                                                                            Range Of
                                                                            Shares
                                                                            Beneficially
                                                                            Owned in
                    Years;                                    Range of      Any of the
Position(s) Held    Other Trusteeships/Directorships Held by  Shares        Oppenheimer
with Fund,          Trustee;                                  Beneficially  Funds
Length of Service,  Number of Portfolios in Fund Complex      Owned in      Overseen
Age                 Currently Overseen by Trustee             the Fund      by Trustee
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
                                                                As of December 31,
                                                                            2003
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
William L.          Chairman   of   the   following   private Over          Over
Armstrong,          mortgage banking companies:  Cherry Creek
Chairman of the     Mortgage     Company     (since    1991),
Board since 2003    Centennial  State Mortgage Company (since
and Trustee since   1994),   The  El  Paso  Mortgage  Company
2000                (since   1993),    Transland    Financial
Age: 67             Services,  Inc. (since 1997); Chairman of
                    the following  private  companies:  Great
                    Frontier  Insurance   (insurance  agency)
                    (since    1995),     Ambassador     Media
                    Corporation and Broadway  Ventures (since
                    1984);   a  director  of  the   following
                    public  companies:   Helmerich  &  Payne,
                    Inc.  (oil  and  gas  drilling/production
                    company)  (since 1992) and  UNUMProvident
                    (insurance  company)  (since  1991).  Mr.
                    Armstrong is also a  Director/Trustee  of
                    Campus   Crusade   for   Christ  and  the
                    Bradley  Foundation.  Formerly a director
                    of  the  following:   Storage  Technology
                    Corporation  (a  publicly-held   computer
                    equipment company)  (1991-February 2003),
                    and  International  Family  Entertainment
                    (television     channel)     (1992-1997),  $100,000   $100,000
                    Frontier Real Estate,  Inc.  (residential
                    real estate brokerage)  (1994-1999),  and
                    Frontier Title (title  insurance  agency)
                    (1995-June    1999);   a   U.S.   Senator
                    (January  1979-January 1991). Oversees 38
                    portfolios   in   the    OppenheimerFunds
                    complex.
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Robert G. Avis,     Formerly,  Director and President of A.G.
Trustee since 2000  Edwards  Capital,  Inc.  (General Partner
Age: 73             of private equity funds) (until  February
                    2001);  Chairman,   President  and  Chief
                    Executive   Officer   of   A.G.   Edwards
                    Capital,  Inc.  (until March 2000);  Vice
                    Chairman  and  Director of A.G.  Edwards,
                    Inc. and Vice Chairman of A.G.  Edwards &
                    Sons,   Inc.   (its   brokerage   company     $0        Over
                    subsidiary) (until March 1999);  Chairman             $100,000
                    of A.G.  Edwards Trust Company and A.G.E.
                    Asset  Management   (investment  advisor)
                    (until  March   1999);   and  a  Director
                    (until  March  2000)  of A.G.  Edwards  &
                    Sons  and  A.G.  Edwards  Trust  Company.
                    Oversees    38    portfolios    in    the
                    OppenheimerFunds complex.
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
George C. Bowen,    Formerly   Assistant   Secretary   and  a
Trustee since 2000  director  (December  1991-April  1999) of
Age: 67             Centennial Asset Management  Corporation;
                    President,   Treasurer   and  a  director
                    (June   1989-April  1999)  of  Centennial
                    Capital   Corporation;   Chief  Executive
                    Officer  and a  director  of  MultiSource  Over       Over
                    Services,  Inc. (March  1996-April 1999).  $100,000   $100,000
                    Until April 1999 Mr.  Bowen held  several
                    positions  in  subsidiary  or  affiliated
                    companies  of the  Manager.  Oversees  38
                    portfolios   in   the    OppenheimerFunds
                    complex.
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Edward L. Cameron,  A  member  of The  Life  Guard  of  Mount
Trustee since 2000  Vernon,  George  Washington's home (since
Age: 65             June  2000).   Formerly  Director  (March
                    2001-May  2002) of Genetic ID,  Inc.  and
                    its   subsidiaries   (a  privately   held
                    biotech   company);   a   partner   (July
                    1974-June            1999)           with     $0      $50,001-
                    PricewaterhouseCoopers       LLP      (an             $100,000
                    accounting   firm);  and  Chairman  (July
                    1994-June  1998) of Price  Waterhouse LLP
                    Global  Investment   Management  Industry
                    Services  Group.  Oversees 38  portfolios
                    in the OppenheimerFunds complex.
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Jon S. Fossel,      Director  (since  February 1998) of Rocky
Trustee since 2000  Mountain      Elk      Foundation      (a
Age: 62             not-for-profit  foundation);  a  director
                    (since  1997) of  Putnam  Lovell  Finance
                    (finance  company);   a  director  (since
                    June   2002)   of    UNUMProvident    (an
                    insurance  company).  Formerly a director
                    (October   1999-October   2003)  of  P.R.
                    Pharmaceuticals    (a   privately    held
                    company);  Chairman and a director (until     $0        Over
                    October  1996)  and  President  and Chief             $100,000
                    Executive  Officer  (until  October 1995)
                    of   the   Manager;    President,   Chief
                    Executive  Officer and a director  (until
                    October 1995) of Oppenheimer  Acquisition
                    Corp.,  Shareholders  Services  Inc.  and
                    Shareholder   Financial  Services,   Inc.
                    Oversees    38    portfolios    in    the
                    OppenheimerFunds complex.
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Sam Freedman,       Director    of    Colorado    Uplift   (a
Trustee since 2000  non-profit   charity)  (since   September
Age: 63             1984).  Formerly (until October 1994) Mr.
                    Freedman held several positions in Over Over subsidiary or affiliated companies of $100,000 $100,000 the Manager.
                    Oversees 38 portfolios in the OppenheimerFunds complex.
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Beverly L.          Trustee   of    Monterey    International
Hamilton,           Studies  (an  educational   organization)
Trustee since 2002  (since  February 2000); a director of The
Age: 57             California   Endowment  (a  philanthropic
                    organization) (since April 2002) and of Community Hospital of Monterey Peninsula (educational organization) (since
                    February 2002); a director of America Funds Emerging Markets
                    Growth Fund (since October 1991) (an investment company); an advisor to Credit Suisse First Boston's Sprout venture
                    capital unit. Mrs. Hamilton also is a member of the
                    investment committees of the Rockefeller Foundation and of the University of Michigan. Formerly,
                    Trustee of MassMutual Institutional Funds (open-end
                    investment company) (1996-May 2004); a director of MML
                    Series Investment Fund (April 1989-May 2004) and MML
                    Services (April 1987-May 2004) (investment companies);
                    member of the investment committee (2000-2003) of Hartford
                    Hospital; an advisor (2000-2003) to Unilever (Holland)'s
                    pension fund; and President (February 1991-April 2000) of
                    ARCO Investment Management Company. Oversees 37 portfolios in the OppenheimerFunds complex.
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Robert J. Malone,   Chairman,  Chief  Executive  Officer  and
Trustee since 2002  Director of Steele  Street  State Bank (a
Age: 59             commercial  banking entity) (since August
                    2003);  director  of  Colorado  UpLIFT (a
                    non-profit  organization)  (since  1986);
                    trustee  (since  2000)  of the  Gallagher
                    Family       Foundation       (non-profit
                    organization).   Formerly,   Chairman  of
                    U.S.  Bank-Colorado (a subsidiary of U.S.   $50,001       Over
                    Bancorp and  formerly  Colorado  National   -$100,000   $100,000
                    Bank,)  (July   1996-April  1,  1999),  a
                    director of: Commercial  Assets,  Inc. (a
                    REIT) (1993-2000),  Jones Knowledge, Inc.
                    (a  privately  held  company)  (2001-July
                    2004)  and U.S.  Exploration,  Inc.  (oil
                    and   gas   exploration)   (1997-February
                    2004).  Oversees  37  portfolios  in  the
                    OppenheimerFunds complex.
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
F. William          Trustee of MassMutual Institutional Funds (since 1996)
Marshall, Jr.       and MML Series Trustee since 2000 Investment Fund (since 1987)
Age:  61            (both open-end investment companies) and the
                    Springfield Library and Museum Association (since 1995)
                    (museums) and the Community Music School of Springfield
                    (music school) (since 1996); Trustee (since 1987), Chairman of the Board (since 2003) and Chairman of the investment
                    committee (since 1994) for the Worcester Polytech Institute
                    (private university); and President and
                    Treasurer  (since  January  1999)  of the    Over          Over
                    SIS  Fund  (a  private   not  for  profit    $100,000   $100,000
                    charitable  fund).  Formerly,  member  of
                    the    investment    committee   of   the
                    Community     Foundation    of    Western
                    Massachusetts  (1998  -  2003);  Chairman
                    (January  1999-July 1999) of SIS & Family
                    Bank,   F.S.B.    (formerly   SIS   Bank)
                    (commercial  bank);  and  Executive  Vice
                    President  (January  1999-July  1999)  of
                    Peoples Heritage  Financial  Group,  Inc.
                    (commercial     bank).     Oversees    38
                    portfolios   in   the    OppenheimerFunds
                    complex.
-------------------------------------------------------------------------------------

      The address of Mr. Murphy in the chart below is Two World Financial
Center, 225 Liberty Street, 11th Floor, New York, New York 10281-1008. Mr.
Murphy serves for an indefinite term, until his resignation, death or removal.

-----------------------------------------------------------------------------------
                         Interested Trustee and Officer
-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------
Name,             Principal Occupation(s) During Past 5     Dollar       Aggregate
                                                                         Dollar
                                                                         Range of
                                                                         Shares
                                                                         Beneficially
                                                                         Owned in
                                                            Range of     Any of the
Position(s) Held  Years; Other Trusteeships/Directorships   Shares       Oppenheimer
with Fund,        Held by Trustee; Number of Portfolios in  Beneficially Funds
Length of         Fund Complex Currently Overseen by        Owned in     Overseen
Service, Age      Trustee                                   the Fund     by Trustee
-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------
John V. Murphy,   Chairman, Chief Executive Officer and     Over          Over
President,        director (since June 2001) and President  $100,000     $100,000
Principal         (since September 2000) of the Manager;
Executive         President and a director or trustee of
Officer and       other Oppenheimer funds; President and a
Trustee,          director (since July 2001) of
since 2001        Oppenheimer Acquisition Corp. (the
Age: 54           Manager's parent holding company) and of
                  Oppenheimer Partnership Holdings, Inc.
                  (a holding company subsidiary of the
                  Manager); a director (since November
                  2001) of OppenheimerFunds Distributor,
                  Inc. (a subsidiary of the Manager);
                  Chairman and a director (since July
                  2001) of Shareholder Services, Inc. and
                  of Shareholder Financial Services, Inc.
                  (transfer agent subsidiaries of the
                  Manager); President and a director
                  (since July 2001) of OppenheimerFunds
                  Legacy Program (a charitable trust
                  program established by the Manager); a
                  director of the following investment
                  advisory subsidiaries of the Manager:
                  OFI Institutional Asset Management,
                  Inc., Centennial Asset Management
                  Corporation, Trinity Investment
                  Management Corporation and Tremont
                  Capital Management, Inc. (since November
                  2001), HarbourView Asset Management
                  Corporation and OFI Private Investments,
                  Inc. (since July 2001); President (since
                  November 1, 2001) and a director (since
                  July 2001) of Oppenheimer Real Asset
                  Management, Inc.; Executive Vice
                  President (since February 1997) of
                  Massachusetts Mutual Life Insurance
                  Company (the Manager's parent company);
                  a director (since June 1995) of DLB
                  Acquisition Corporation (a holding
                  company that owns the shares of Babson
                  Capital Management LLC); a member of the
                  Investment Company Institute's Board of
                  Governors (elected to serve from October
                  3, 2003 through September 30, 2006).
                  Formerly, Chief Operating Officer
                  (September 2000-June 2001) of the
                  Manager; President and trustee (November
                  1999-November 2001) of MML Series
                  Investment Fund and MassMutual
                  Institutional Funds (open-end investment
                  companies); a director (September
                  1999-August 2000) of C.M. Life Insurance
                  Company; President, Chief Executive
                  Officer and director (September
                  1999-August 2000) of MML Bay State Life
                  Insurance Company; a director (June
                  1989-June 1998) of Emerald Isle Bancorp
                  and Hibernia Savings Bank (a
                  wholly-owned subsidiary of Emerald Isle
                  Bancorp). Oversees 73 portfolios as
                  Trustee/Director and 10 portfolios as
                  Officer in the OppenheimerFunds complex.

-----------------------------------------------------------------------------------

     The address of the Officers in the chart below is as follows: for
Messrs. Monoyios, Zavanelli, Murphy, Zack and Pisapia and Messes. Bloomberg
and Lee, Two World Financial Center, 225 Liberty Street, New York, NY
10281-1008, for Messrs. Vandehey, Vottiero, Petersen and Wixted and Ms. Ives,
6803 S. Tucson Way, Centennial, CO 80112-3924.  Each Officer serves for an annual term or until his or her earlier resignation, death or removal.

-------------------------------------------------------------------------------------
                                Officers of the Fund
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Name,                   Principal Occupation(s) During Past 5 Years
Position(s) Held with
Fund,
Length of Service,
Age
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Nikolaos D. Monoyios,   Senior Vice  President of the Manager  since October 2003; a
Vice President and      Certified Financial Analyst.  Formerly Vice President of the
Portfolio Manager       Manager  (April   1998-September  2003).  An  officer  of  6
since 2000              portfolios in the OppenheimerFunds complex.
Age:  55
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Mark Zavanelli, Vice    Vice President of the Manager since November 2000; a
President and           Chartered Financial Analyst; an officer of 3 portfolios in
Portfolio Manager       the OppenheimerFunds complex. Prior to joining the Manager
since 2003              in May 1998  he was President of Waterside Capital Management, Inc.
Age:  32                a registered investment advisor (August 1995 - April 1998).
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Mark S. Vandehey,       Senior Vice President and Chief Compliance Officer (since
Vice President and      March 2004) of the Manager; Vice President (since June
Chief Compliance        1983) of OppenheimerFunds Distributor, Inc., Centennial
Officer since 2004      Asset Management Corporation and Shareholder Services, Inc.
Age:  53                Formerly (until February 2004) Vice President and Director of Internal Audit of OppenheimerFunds, Inc. An officer of
                        83 portfolios in the Oppenheimer funds complex.
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Brian W. Wixted,        Senior Vice  President and  Treasurer  (since March 1999) of
Treasurer since 1999    the  Manager;  Treasurer  of  HarbourView  Asset  Management
Age: 44                 Corporation,   Shareholder   Financial   Services,  Inc.,
                        Shareholder Services, Inc., Oppenheimer Real Asset
                        Management Corporation, and Oppenheimer Partnership
                        Holdings, Inc. (since March 1999), of OFI Private
                        Investments, Inc. (since March 2000), of
                        OppenheimerFunds International Ltd. and OppenheimerFunds
                        plc (since May 2000), of OFI Institutional Asset
                        Management, Inc. (since November 2000), and of
                        OppenheimerFunds Legacy Program (a Colorado non-profit
                        corporation) (since June 2003); Treasurer and Chief
                        Financial Officer (since May 2000) of OFI Trust Company
                        (a trust company subsidiary of the Manager); Assistant
                        Treasurer (since March 1999) of Oppenheimer Acquisition
                        Corp. Formerly Assistant Treasurer of Centennial Asset
                        Management Corporation (March 1999-October 2003) and
                        OppenheimerFunds Legacy Program (April 2000-June 2003);
                        Principal and Chief Operating Officer (March 1995-March
                        1999) at Bankers Trust Company-Mutual Fund Services
                        Division. An officer of 83 portfolios in the
                        OppenheimerFunds complex.
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Brian Petersen,         Assistant Vice President of the Manager since August 2002;
Assistant Treasurer     formerly Manager/Financial Product Accounting (November
since 2004              1998-July 2002) of the Manager. An officer of 83 portfolios
Age: 33                 in the OppenheimerFunds complex.
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Philip Vottiero,        Vice  President/Fund  Accounting  of the Manager since March
Assistant Treasurer     2002.  Formerly Vice  President/Corporate  Accounting of the
since 2002              Manager (July  1999-March  2002) prior to which he was Chief
Age: 41                 Financial  Officer at Sovlink  Corporation  (April 1996-June
                        1999). An officer of 83 portfolios in the
                        OppenheimerFunds complex.
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Robert G. Zack, Executive Vice President (since January 2004) and General Vice
President & Counsel (since February 2002) of the Manager; General Secretary since 2001 Counsel and a director (since November 2001) of the Age: 56
Distributor; General Counsel (since November 2001) of
                        Centennial Asset Management Corporation; Senior Vice
                        President and General Counsel (since November 2001) of
                        HarbourView Asset Management Corporation; Secretary and
                        General Counsel (since November 2001) of Oppenheimer
                        Acquisition Corp.; Assistant Secretary and a director
                        (since October 1997) of OppenheimerFunds International
                        Ltd. and OppenheimerFunds plc; Vice President and a
                        director (since November 2001) of Oppenheimer
                        Partnership Holdings, Inc.; a director (since November
                        2001) of Oppenheimer Real Asset Management, Inc.; Senior
                        Vice President, General Counsel and a director (since
                        November 2001) of Shareholder Financial Services, Inc.,
                        Shareholder Services, Inc., OFI Private Investments,
                        Inc. and OFI Trust Company; Vice President (since
                        November 2001) of OppenheimerFunds Legacy Program;
                        Senior Vice President and General Counsel (since
                        November 2001) of OFI Institutional Asset Management,
                        Inc.; a director (since June 2003) of OppenheimerFunds
                        (Asia) Limited. Formerly Senior Vice President (May
                        1985-December 2003), Acting General Counsel (November
                        2001-February 2002) and Associate General Counsel (May
                        1981-October 2001) of the Manager; Assistant Secretary
                        of Shareholder Services, Inc. (May 1985-November 2001),
                        Shareholder Financial Services, Inc. (November
                        1989-November 2001); and OppenheimerFunds International
                        Ltd. (October 1997-November 2001). An officer of 83
                        portfolios in the OppenheimerFunds complex.
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Kathleen T. Ives,       Vice  President  (since  June 1998) and Senior  Counsel  and
Assistant Secretary     Assistant  Secretary  (since  October  2003) of the Manager;
since 2001              Vice President  (since 1999) and Assistant  Secretary (since
Age: 38                 October  2003)  of  the  Distributor;   Assistant  Secretary
                        (since October 2003) of Centennial Asset Management
                        Corporation; Vice President and Assistant Secretary
                        (since 1999) of Shareholder Services, Inc.; Assistant
                        Secretary (since December 2001) of OppenheimerFunds
                        Legacy Program and of Shareholder Financial Services,
                        Inc.. Formerly an Assistant Counsel (August 1994-October
                        2003) and Assistant Vice President of the Manager
                        (August 1997-June 1998). An officer of 83 portfolios in
                        the OppenheimerFunds complex.
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Dina C. Lee,            Assistant Vice President and Assistant Counsel of the
Assistant Secretary     Manager (since December 2000); formerly an attorney and
since 2004              Assistant Secretary of Van Eck Global (until December
Age:  34                2000). An officer of 83 portfolios in the OppenheimerFunds complex.
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Peter E. Pisapia,       Assistant  Vice  President  and  Assistant  Counsel  of  the
Assistant Secretary     Manager since December 2002. Formerly,  Associate Counsel at
since 2004              AIG   SunAmerica    Asset    Management    Corp.    (October
Age:  31                1997-December  2002).  An  officer of 83  portfolios  in the
                            OppenheimerFunds complex.
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Lisa I. Bloomberg,      Vice President and Associate Counsel of the Manager since
Assistant Secretary     May 2004; formerly First Vice President and Associate
since 2004              General Counsel of UBS Financial Services Inc. (formerly,
Age:  36                PaineWebber Incorporated) (May 1999 - April 2004) prior to which she was an Associate at Skaden, Arps, Slate,
                        Meagher & Flom, LLP (September 1996 - April 1999). An
                        officer of 83 portfolios in the OppenheimerFunds
                        complex.
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Remuneration of Trustees. The officers of the Fund and one Trustee of the Fund
(Mr. Murphy) are affiliated with the Manager and receive no salary or fee from the Fund. The remaining Trustees of the Fund received the compensation shown below from the Fund with respect to the Fund's fiscal year ended July 31, 2004.
The compensation from all of the Board II Funds represents compensation received as a director, trustee, managing general partner or member of a committee of the
Board during the calendar year ended December 31, 2003.

---------------------------------------------------------------------------------
                                                        Total Compensation From
Trustee Name and Other Fund    Aggregate Compensation    Fund and Fund Complex
Position(s) (as applicable)          from Fund1            Paid to Trustees*
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
William L. Armstrong                   $4,394                  $118,649
Chairman of the Board of
Trustees
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Robert G. Avis                         $2,897                  $101,499
Review Committee Member
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
George Bowen                           $2,897                  $101,499
Audit Committee Member
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Edward L. Cameron                      $3,331                  $115,503
Audit Committee Chairman
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Jon S. Fossel                          $3,331                  $115,503
Review Committee Chairman
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Sam Freedman                           $2,897                  $101,499
Review Committee Member
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Beverly Hamilton2                     $2,8972                 $150,5423,4
Review Committee Member
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Robert Malone                         $2,8975                  $100,179
Audit Committee Member
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
F. William Marshall, Jr.               $2,897                  $149,4996
Audit Committee Member
---------------------------------------------------------------------------------
As of December 15, 2003, James C. Swain retired as Trustee from the Board II
Funds. For the fiscal year ended June 30, 2004, Mr. Swain received $811 aggregate compensation from the Fund. For the calendar year ended December 31,
2003, Mr. Swain received $178,000 total compensation from all of the Oppenheimer funds for which he served as Trustee.
1. Aggregate Compensation from Fund includes fees and deferred compensation, if any, for a Trustee.
2. Includes $2,897 deferred under Deferred Compensation Plan described below.
3. Compensation for Mrs. Hamilton and Mr. Malone was paid by all the Board II
   Funds, with the exception of Oppenheimer Senior Floating Rate Fund for which they currently do not serve as Trustees (total of 37 Oppenheimer funds).
4. Includes $50,363 compensation (of which 100% was deferred under a deferred compensation plan) paid to Mrs. Hamilton for serving as a trustee by two open-end investment companies (MassMutual Institutional Funds and MML Series
   Investment Fund) the investment adviser for which is the indirect parent company of the Fund's Manager. The Manager also serves as the Sub-Advisor to the Mass Mutual International Equity Fund, a series of MassMutual
   Institutional Funds.
5. Includes $2,897 deferred under Deferred Compensation Plan described below.
6. Includes $48,000 compensation paid to Mr. Marshall for serving as a trustee by two open-end investment companies (MassMutual Institutional Funds and MML
   Series Investment Fund) the investment adviser for which is the indirect parent company of the Fund's Manager. The Manager also serves as the
   Sub-Advisor to the MassMutual International Equity Fund, a series of
   MassMutual Institutional Funds.

* For purposes of this section only, "Fund Complex" includes the Oppenheimer funds, MassMutual Institutional Funds and MML Series Investment Fund in
accordance with the instructions for Form N-1A. The Manager does not consider
MassMutual Institutional Funds and MML Series Investment Fund to be part of the
OppenheimerFunds "Fund Complex" as that term may be otherwise interpreted.

         |X| Deferred Compensation Plan for Trustees. The Board of Trustees has
adopted a Deferred Compensation Plan for disinterested Trustees that enables them to elect to defer receipt of all or a portion of the annual fees they are entitled to receive from the Fund. Under the plan, the compensation deferred by a Trustee is periodically adjusted as though an equivalent amount had been invested in shares of one or more Oppenheimer funds selected by the Trustee. The amount paid to the Trustee under the plan will be determined based upon the performance of the selected funds.

      Deferral of Trustee's fees under the plan will not materially affect the
Fund's assets, liabilities and net income per share. The plan will not obligate the Fund to retain the services of any Trustee or to pay any particular level of compensation to any Trustee. Pursuant to an Order issued by the SEC, the Fund may invest in the funds selected by the Trustee under the plan without shareholder approval for the limited purpose of determining the value of the
Trustee's deferred fee account.

      |X| Major Shareholders. As of August 30, 2004, the only persons who owned of record or were known by the Fund to own beneficially 5% or more of any class of the Fund's outstanding shares were:

      Charles Schwab & Co Inc, Special Custody Acct for the Exclusive Benefit of
      Customers, Attn: Mutual Funds, 101 Montgomery Street, San Francisco, CA
      94104-4122 owned 5,606,952.345 shares of Class A shares (5.77% of the
      Class A shares then outstanding).

      MLPF&S for the Sole Benefit of its Customers, Attn: FUND ADMN/#, 4800 Deer
      Lake Drive E Floor 3, Jacksonville, FL 32246-6484 owned 1,505749.855 Class
      C shares (5.26% of the Class C shares then outstanding).

      Oregon College Savings Plan Moderate Portfolio, c/o
      OppenheimerFunds, Inc., Attn: Amy Sullivan, P.O. Box 5270,
      Denver, CO 80217-5270, owned 430,568.094 Class Y shares (24.10%
      of the Class Y shares then outstanding).

      Oregon College Savings Plan Conservative Portfolio, c/o
      OppenheimerFunds, Inc., Attn: Amy Sullivan, P.O. Box 5270,
      Denver, CO 80217-5270, owned 90,257.955 Class Y shares (5.05% of the Class Y shares then outstanding).

      Oregon College Savings Plan Equity Portfolio, c/o
      OppenheimerFunds, Inc., Attn: Amy Sullivan, P.O. Box 5270,
      Denver, CO 80217-5270, owned 128,764.344 Class Y shares (7.20% of the Class Y shares then outstanding).

      IBT & CO CUST, OppenheimerFunds Cap ACCUM PLAN, Attn: MML037, 200
      Clarendon Street, Floor 16, owned 510,013.489 Class Y shares (28.55% of the Class Y shares then outstanding).

      Oregon College Savings Plan Aggressive Portfolio, c/o
      OppenheimerFunds, Inc., Attn: Amy Sullivan, P.O. Box 5270,
      Denver, CO 80217-5270, owned 535,184.927 Class Y shares (29.96%
      of the Class Y shares then outstanding).

      Oregon College Savings Plan Balanced Portfolio, c/o
      OppenheimerFunds, Inc., Attn: Amy Sullivan, P.O. Box 5270,
      Denver, CO 80217-5270, owned 91,358.709 Class Y shares (5.11% of the Class Y shares then outstanding).

The Manager.  The Manager is wholly-owned by Oppenheimer Acquisition Corp., a holding company controlled by Massachusetts Mutual Life Insurance Company, a global, diversified insurance and financial services organization.

Code of Ethics. The Manager, the Distributor and the Fund have a Code of Ethics.
It is designed to detect and prevent improper personal trading by certain employees, including portfolio managers, that would compete with or take advantage of the Fund's portfolio transactions. Covered persons include persons with knowledge of the investments and investment intentions of the Fund and other funds advised by the Manager. The Code of Ethics does permit personnel subject to the Code to invest in securities, including securities that may be purchased or held by the Fund, subject to a number of restrictions and controls.
Compliance with the Code of Ethics is carefully monitored and enforced by the
Manager.

      The Code of Ethics is an exhibit to the Fund's registration statement filed with the SEC and can be reviewed and copied at the SEC's Public Reference
Room in Washington, D.C. You can obtain information about the hours of operation of the Public Reference Room by calling the SEC at 1.202.942.8090. The Code of
Ethics can also be viewed as part of the Fund's registration statement on the
SEC's EDGAR database at the SEC's Internet website at WWW.SEC.GOV. Copies may be obtained, after paying a duplicating fee, by electronic request at the following
E-mail address: PUBLICINFO@SEC.GOV., or by writing to the SEC's Public Reference
Section, Washington, D.C. 20549-0102.

Portfolio Proxy Voting. The Fund has adopted Portfolio Proxy Voting Policies and
Procedures under which the Fund votes proxies relating to securities ("portfolio proxies") held by the Fund. The Fund's primary consideration in voting portfolio proxies is the financial interests of the Fund and its shareholders. The Fund has retained an unaffiliated third-party as its agent to vote portfolio proxies in accordance with the Fund's Portfolio Proxy Voting Guidelines and to maintain records of such portfolio proxy voting. The Proxy Voting Guidelines include provisions to address conflicts of interest that may arise between the Fund and
OFI where an OFI directly-controlled affiliate manages or administers the assets of a pension plan of the company soliciting the proxy. The Fund's Portfolio
Proxy Voting Guidelines on routine and non-routine proxy proposals are summarized below.

o     The Fund votes with the recommendation of the issuer's management on routine matters, including election of directors nominated by management and ratification of auditors, unless circumstances indicate otherwise.
o     In general, the Fund opposes anti-takeover proposals and supports elimination of anti-takeover proposals, absent unusual circumstances.
o     The Fund supports shareholder proposals to reduce a super-majority vote requirement, and opposes management proposals to add a super-majority vote requirement.
o The Fund opposes proposals to classify the board of directors. o The Fund support proposals to eliminate cumulative voting. o The Fund opposes re-pricing of stock options. o The Fund generally considers executive compensation questions such as
      stock option plans and bonus plans to be ordinary business activity. The
      Fund analyzes stock option plans, paying particular attention to their dilutive effect. While the Fund generally supports management proposals, the Fund opposes plans it considers to be excessive.

The Fund will be required to file new Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. Once filed, the Fund's Form N-PX filing will be available (i) without charge, upon request, by calling the Fund toll-free at 1.800.525.7048 and (ii)
on the SEC's website at WWW.SEC.GOV.

      |X| The Investment Advisory Agreement. The Manager provides investment advisory and management services to the Fund under an investment advisory agreement between the Manager and the Fund. The Manager selects securities for the Fund's portfolio and handles its day-to-day business. The portfolio managers of the Fund are employed by the Manager and are the persons who are principally responsible for the day-to-day management of the Fund's portfolio. Other members of the Manager's Equity Portfolio Department provide the portfolio managers with counsel and support in managing the Fund's portfolio.

      The agreement requires the Manager, at its expense, to provide the Fund with adequate office space, facilities and equipment. It also requires the
Manager to provide and supervise the activities of all administrative and clerical personnel required to provide effective administration for the Fund.
Those responsibilities include the compilation and maintenance of records with respect to its operations, the preparation and filing of specified reports, and composition of proxy materials and registration statements for continuous public sale of shares of the Fund.

      The Fund pays expenses not expressly assumed by the Manager under the advisory agreement. The advisory agreement lists examples of expenses paid by the Fund. The major categories relate to interest, taxes, brokerage commissions, fees to certain Trustees, legal and audit expenses, custodian bank and transfer agent expenses, share issuance costs, certain printing and registration costs and non-recurring expenses, including litigation costs. The management fees paid by the Fund to the Manager are calculated at the rates described in the
Prospectus, which are applied to the assets of the Fund as a whole. The fees are allocated to each class of shares based upon the relative proportion of the
Fund's net assets represented by that class. The management fees paid by the
Fund to the Manager during its last three fiscal years were:

---------------------------------------------------------------
      Fiscal Year               Management Fees Paid to
      Ended 7/31:               OppenheimerFunds, Inc.
---------------------------------------------------------------
---------------------------------------------------------------
          2002                        $3,386,491
---------------------------------------------------------------
---------------------------------------------------------------
          2003                        $5,094,428
---------------------------------------------------------------
---------------------------------------------------------------
          2004                        $10,024,907
---------------------------------------------------------------

      The investment advisory agreement states that in the absence of willful misfeasance, bad faith, gross negligence in the performance of its duties or reckless disregard of its obligations and duties under the investment advisory agreement, the Manager is not liable for any loss resulting from a good faith error or omission on its part with respect to the Fund sustains for any investment, adoption of any investment policy or the purchase, sale, or retention of any security.

      The agreement permits the Manager to act as investment adviser for any other person, firm or corporation and to use the names "Oppenheimer" and "Main
Street" in connection with other investment companies for which it may act as investment adviser or general distributor. If the Manager shall no longer act as investment adviser to the Fund, the Manager may withdraw the right of the Fund to use the names "Oppenheimer" and "Main Street" as part of its name.

|X| Annual Approval of Investment Advisory Agreement. Each year, the Board of
Trustees, including a majority of the Independent Trustees, is required to approve the renewal of the investment advisory agreement. The Investment Company
Act requires that the Board request and evaluate and the Manager provide such information as may be reasonably necessary to evaluate the terms of the investment advisory agreement. The Board employs an independent consultant to prepare a report that provides such information as the Board requests for this purpose.

      The Board also receives information about the 12b-1 distribution fees the
Fund pays. These distribution fees are reviewed and approved at a different time of the year.

      The Board reviewed the foregoing information in arriving at its decision to renew the investment advisory agreement. Among other factors, the Board considered:
o     The nature, cost, and quality of the services provided to the Fund and its shareholders;
o     The profitability of the Fund to the Manager;
o     The investment performance of the Fund in comparison to regular market indices
o Economies of scale that may be available to the Fund from the Manager; o Fees paid by other mutual funds for similar services; o The value and quality of any other benefits or services received by the Fund from its relationship with the
Manager, and
o     The direct and indirect benefits the Manager received from its relationship with the Fund. These included services provided by the
         Distributor and the Transfer Agent, and brokerage and soft dollar arrangements permissible under Section 28(e) of the Securities Exchange
         Act.

      The Board considered that the Manager must be able to pay and retain high quality personnel at competitive rates to provide services to the Fund. The
Board also considered that maintaining the financial viability of the Manager is important so that the Manager will be able to continue to provide quality services to the Fund and its shareholders in adverse times. The Board also considered the investment performance of other mutual funds advised by the
Manager. The Board is aware that there are alternatives to the use of the
Manager.

      These matters were also considered by the Independent Trustees, meeting separately from the full Board with experienced Counsel to the Fund and experienced Counsel to the Independent Trustees who assisted the Board in its deliberations. The Fund's Counsel and Independent Trustees' Counsel are
independent of the Manager within the meaning and intent of the SEC Rules regarding the independence of counsel.

      After careful deliberation, the Board, including the Independent Trustees, concluded that it was in the best interest of shareholders to continue the investment advisory agreement for another year. In arriving at a decision, the
Board did not single out any one factor or group of factors as being more important than other factors, but considered all factors together. The Board judged the terms and conditions of the investment advisory agreement, including the investment advisory fee, in light of all of the surrounding circumstances.

Brokerage Policies of the Fund

Brokerage Provisions of the Investment Advisory Agreement. One of the duties of the Manager under the investment advisory agreement is to arrange the portfolio transactions for the Fund. The advisory agreement contains provisions relating to the employment of broker-dealers to effect the Fund's portfolio transactions.
The Manager is authorized by the advisory agreement to employ broker-dealers, including "affiliated" brokers, as that term is defined in the Investment
Company Act. The Manager may employ broker-dealers that the Manager thinks, in its best judgment based on all relevant factors, will implement the policy of the Fund to obtain, at reasonable expense, the "best execution" of the Fund's portfolio transactions. "Best execution" means prompt and reliable execution at the most favorable price obtainable. The Manager need not seek competitive commission bidding. However, it is expected to be aware of the current rates of eligible brokers and to minimize the commissions paid to the extent consistent with the interests and policies of the Fund as established by its Board of
Trustees.

    Under the investment advisory agreement, in choosing brokers to execute portfolio transactions for the Fund, the Manager may select brokers (other than affiliates) that provide brokerage and/or research services to the Fund and/or the other accounts over which the Manager or its affiliates have investment discretion. The concessions paid to those brokers may be higher than another qualified broker would charge, if the Manager makes a good faith determination that the concession is fair and reasonable in relation to the services provided.

      Subject to those considerations, as a factor in selecting brokers for the
Fund's portfolio transactions, the investment advisory agreement also permits the Manager to consider sales of shares of the Fund and other investment companies for which the Manager or an affiliate serves as investment adviser.
Notwithstanding that authority, and with the concurrence of the Fund's Board, the Manager has determined not to consider sales of shares of the Fund and other investment companies for which the Manager or an affiliate serves as investment adviser as a factor in selecting brokers for the Fund's portfolio transactions.
However, the Manager may continue to effect portfolio transactions through brokers who sell shares of the Fund.

Brokerage Practices Followed by the Manager. The Manager allocates brokerage for the Fund subject to the provisions of the investment advisory agreement and the procedures and rules described above. Generally, the Manager's portfolio traders allocate brokerage based upon recommendations from the Manager's portfolio managers. In certain instances, portfolio managers may directly place trades and allocate brokerage. In either case, the Manager's executive officers supervise the allocation of brokerage.

      Transactions in securities other than those for which an exchange is the primary market are generally done with principals or market makers. In transactions on foreign exchanges, the Fund may be required to pay fixed brokerage commissions and therefore would not have the benefit of negotiated commissions available in U.S. markets. Brokerage commissions are paid primarily for transactions in listed securities or for certain fixed-income agency transactions in the secondary market. Otherwise, brokerage commissions are paid only if it appears likely that a better price or execution an be obtained by doing so. In an option transaction, the Fund ordinarily uses the same broker for the purchase or sale of the option and any transaction in the securities to which the option relates.

      Certain other funds advised by the Manager have investment policies similar to those of the Fund. Those other funds may purchase or sell the same securities as the Fund at the same time as the Fund, which could affect the supply and price of the securities. If two or more funds advised by the Manager purchase the same security on the same day from the same dealer, the transactions under those combined orders are averaged as to price and allocated in accordance with the purchase or sale orders actually placed for each account.

      In an option transaction, the Fund ordinarily uses the same broker for the purchase or sale of the option and any transaction in the securities to which the option relates. When possible, the Manager tries to combine concurrent orders to purchase or sell the same security by more than one of the accounts managed by the Manager or its affiliates. The transactions under those combined orders are averaged as to price and allocated in accordance with the purchase or sale orders actually placed for each account.

      The investment advisory agreement permits the Manager to allocate brokerage for research services. The research services provided by a particular broker may be useful only to one or more of the advisory accounts of the Manager and its affiliates. The investment research received for the commissions of those other accounts may be useful both to the Fund and one or more of the
Manager's other accounts. Investment research may be supplied to the Manager by a third party at the instance of a broker through which trades are placed.

      Investment research services include information and analysis on particular companies and industries as well as market or economic trends and portfolio strategy, market quotations for portfolio evaluations, information systems, computer hardware and similar products and services. If a research service also assists the Manager in a non-research capacity (such as bookkeeping or other administrative functions), then only the percentage or component that provides assistance to the Manager in the investment decision-making process may be paid in commission dollars.

      The Board of Trustees permits the Manager to use stated commissions on secondary fixed-income agency trades to obtain research if the broker represents to the Manager that: (i) the trade is not from or for the broker's own inventory, (ii) the trade was executed by the broker on an agency basis at the stated concession, and (iii) the trade is not a riskless principal transaction.
The Board of Trustees permits the Manager to use commissions on fixed-price offerings to obtain research, in the same manner as is permitted for agency transactions.

      The research services provided by brokers broaden the scope and supplements the research activities of the Manager. That research provides additional views and comparisons for consideration, and helps the Manager to obtain market information for the valuation of securities that are either held in the Fund's portfolio or are being considered for purchase. The Manager provides information to the Board about the commissions paid to brokers furnishing such services, together with the Manager's representation that the amount of such commissions was reasonably related to the value or benefit of such services.

    ---------------------------------------------------------------------
          Fiscal Year               Total Brokerage Commissions
          Ended 7/31:                    Paid by the Fund1
    ---------------------------------------------------------------------
    ---------------------------------------------------------------------
             2002                            $2,887,523
    ---------------------------------------------------------------------
    ---------------------------------------------------------------------
             2003                            $4,776,851
    ---------------------------------------------------------------------
    ---------------------------------------------------------------------
             2004                           $9,335,5612
    ---------------------------------------------------------------------
    1. Amounts do not include spreads or concessions on principal transactions on a net trade basis.
    2. In the fiscal year ended 7/31/04, the amount of transactions directed to brokers for research services was $306,255,163 and the amount of the commissions paid to broker-dealers for those services was $275,060.

Distribution and Service Plans

The Distributor. Under its General Distributor's Agreement with the Fund, the
Distributor acts as the Fund's principal underwriter in the continuous public offering of the Fund's classes of shares. The Distributor bears the expenses normally attributable to sales, including advertising and the cost of printing and mailing prospectuses, other than those furnished to existing shareholders.
The Distributor is not obligated to sell a specific number of shares.

      The sales charges and concessions paid to, or retained by, the Distributor from the sale of shares, and the contingent deferred sales charges retained by the Distributor on the redemption of shares during the Fund's three most recent fiscal years are shown in the tables below.

-------------------------------------------------------------------------------
                                                            Class A
                          Aggregate Front-End Sales      Front-End Sales
 Fiscal Year Ended 7/31:  Charges on Class A Shares    Charges Retained by
                                                         Distributor1
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
          2002                   $2,240,368                  $613,231
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
          2003                   $1,461,338                  $421,853
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
          2004                   $4,395,206                 $1,242,598
-------------------------------------------------------------------------------
1. Includes amounts retained by a broker-dealer that is an affiliate or a parent of the distributor.

-------------------------------------------------------------------------------
                   Concessions    Concessions     Concessions    Concessions
                   on Class A      on Class B     on Class C      On Class N
                     Shares          Shares         Shares          Shares
  Fiscal Year      Advanced by    Advanced by     Advanced by    Advanced by
  Ended 7/31:     Distributor1    Distributor1   Distributor1   Distributor1,2
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
      2002           $86,636       $3,755,975      $795,563        $61,253
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
      2003           $52,085       $1,971,274      $502,343        $46,862
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
      2004          $130,734       $3,251,057     $1,089,476       $133,912
-------------------------------------------------------------------------------
1. The Distributor advances concession payments to financial intermediaries for certain sales of Class A shares and for sales of Class B, Class C and Class N shares from its own resources at the time of sale.
2. The inception date of Class N shares was March 1, 2001.

-------------------------------------------------------------------------------
                  Class A          Class B          Class C        Class N
                 Contingent       Contingent      Contingent      Contingent
 Fiscal Year   Deferred Sales   Deferred Sales  Deferred Sales     Deferred
 Ended 7/31:      Charges          Charges          Charges     Sales Charges
                Retained by      Retained by      Retained by    Retained By
                Distributor      Distributor      Distributor    Distributor
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
    2002           $4,020          $189,465         $19,076          $80
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
    2003          $11,171          $514,149         $40,371         $8,593
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
    2004           $1,069          $460,471         $31,687        $19,491
-------------------------------------------------------------------------------

Distribution and Service Plans. The Fund has adopted a Service Plan for Class A shares and Distribution and Service Plans for Class B, Class C and Class N
shares under Rule 12b-1 of the Investment Company Act. Under those plans the
Fund pays the Distributor for all or a portion of its costs incurred in connection with the distribution and/or servicing of the shares of the particular class. Each plan has been approved by a vote of the Board of
Trustees, including a majority of the Independent Trustees1, cast in person at a meeting called for the purpose of voting on that plan.

            Under the Plans, the Manager and the Distributor may make payments to affiliates. In their sole discretion, they may also from time to time make substantial payments from their own resources, which include the profits the
Manager derives from the advisory fees it receives from the Fund, to compensate brokers, dealers, financial institutions and other intermediaries for providing distribution assistance and/or administrative services or that otherwise promote sales of the Fund's shares. These payments, some of which may be referred to as
"revenue sharing," may relate to the Fund's inclusion on a financial intermediary's preferred list of funds offered to its clients.

      Financial intermediaries, brokers and dealers may receive other payments from the Distributor or the Manager from their own resources in connection with the promotion and/or sale of shares of the Fund, including payments to defray expenses incurred in connection with educational seminars and meetings. The
Manager or Distributor may share expenses incurred by financial intermediaries in conducting training and educational meetings about aspects of the Fund for employees of the intermediaries or for hosting client seminars or meetings at which the Fund is discussed. In their sole discretion, the Manager and/or the
Distributor may increase or decrease the amount of payments they make from their own resources for these purposes.

      Unless a plan is terminated as described below, the plan continues in effect from year to year but only if the Fund's Board of Trustees and its
Independent Trustees specifically vote annually to approve its continuance.
Approval must be by a vote cast in person at a meeting called for the purpose of voting on continuing the plan. A plan may be terminated at any time by the vote of a majority of the Independent Trustees or by the vote of the holders of a
"majority" (as defined in the Investment Company Act) of the outstanding shares of that class.

      The Board of Trustees and the Independent Trustees must approve all material amendments to a plan. An amendment to increase materially the amount of payments to be made under a plan must be approved by shareholders of the class affected by the amendment. Because Class B shares of the Fund automatically convert into Class A shares 72 months after purchase, the Fund must obtain the approval of both Class A and Class B shareholders for a proposed material amendment to the Class A Plan that would materially increase payments under the
Plan. That approval must be by a majority of the shares of each class, voting separately by class.

    While the Plans are in effect, the Treasurer of the Fund shall provide separate written reports on the plans to the Board of Trustees at least quarterly for its review. The Reports shall detail the amount of all payments made under a plan and the purpose for which the payments were made. Those reports are subject to the review and approval of the Independent Trustees.

    Each Plan states that while it is in effect, the selection and nomination of those Trustees of the Fund who are not "interested persons" of the Fund is committed to the discretion of the Independent Trustees. This does not prevent the involvement of others in the selection and nomination process as long as the final decision as to selection or nomination is approved by a majority of the
Independent Trustees.

    Under the plans for a class, no payment will be made to any recipient in any quarter in which the aggregate net asset value of all Fund shares of that class held by the recipient for itself and its customers does not exceed a minimum amount, if any, that may be set from time to time by a majority of the
Independent Trustees. The Board of Trustees has set no minimum amount of assets to qualify for payments under the plans.

         |_| Class A Service Plan Fees. Under the Class A service plan, the
Distributor currently uses the fees it receives from the Fund to pay brokers, dealers and other financial institutions (they are referred to as "recipients")
for personal services and account maintenance services they provide for their customers who hold Class A shares. The services include, among others, answering customer inquiries about the Fund, assisting in establishing and maintaining accounts in the Fund, making the Fund's investment plans available and providing other services at the request of the Fund or the Distributor. The Class A service plan permits reimbursements to the Distributor at a rate of up to 0.25%
of average annual net assets of Class A shares. The Board has set the rate at that level. While the plan permits the Board to authorize payments to the
Distributor to reimburse itself for services under the plan, the Board has not yet done so, except in the case of the special arrangement described below, regarding grandfathered retirement accounts. The Distributor makes payments to recipients quarterly at an annual rate not to exceed 0.25% of the average annual net assets consisting of Class A shares held in the accounts of the recipients or their customers.

      With respect to purchases of Class A shares subject to a contingent deferred sales charge by certain retirement plans that purchased such shares prior to March 1, 2001 ("grandfathered retirement accounts"), the Distributor currently intends to pay the service fee to Recipients in advance for the first year after the shares are purchased. During the first year the shares are sold, the Distributor retains the service fee to reimburse itself for the costs of distributing the shares. After the first year shares are outstanding, the
Distributor makes service fee payments to Recipients quarterly on those shares.
The advance payment is based on the net asset value of shares sold. Shares purchased by exchange do not qualify for the advance service fee payment. If
Class A shares purchased by grandfathered retirement accounts are redeemed during the first year after their purchase, the Recipient of the service fees on those shares will be obligated to repay the Distributor a pro rata portion of the advance payment of the service fee made on those shares.

      For the fiscal year ended July 31, 2004 payments under the Class A Plan totaled $2,203,065, of which $24,254 was retained by the Distributor under the arrangement described above, and included $80,056 paid to an affiliate of the
Distributor's parent company. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent years. The Distributor may not use payments received under the Class
A Plan to pay any of its interest expenses, carrying charges, or other financial costs, or allocation of overhead.

         |_| Class B, Class C and Class N Service and Distribution Plans. Under
each plan, service fees and distribution fees are computed on the average of the net asset value of shares in the respective class, determined as of the close of each regular business day during the period. Each Plan provides for the
Distributor to be compensated at a flat rate, whether the Distributor's distribution expenses are more or less than the amounts paid by the Fund under the plan during the period for which the fee is paid. The types of services that recipients provide for the service fee are similar to the services provided under the Class A service plan, described above.

      Each Plan permits the Distributor to retain both the asset-based sales charges and the service fees or to pay recipients the service fee on a quarterly basis, without payment in advance. However, the Distributor currently intends to pay the service fee to recipients in advance for the first year after Class B,
Class C and Class N shares are purchased. After the first year Class B, Class C and Class N shares are outstanding, after their purchase, the Distributor makes service fee payments quarterly on those shares. The advance payment is based on the net asset value of shares sold. Shares purchased by exchange do not qualify for the advance service fee payment. If Class B, Class C or Class N shares are redeemed during the first year after their purchase, the recipient of the service fees on those shares will be obligated to repay the Distributor a pro rata portion of the advance payment of the service fee made on those shares.
Class B, Class C or Class N shares may not be purchased by an investor directly from the Distributor without the investor designating another broker-dealer of record. If the investor no longer has another broker-dealer of record for an existing account, the Distributor is automatically designated as the broker-dealer of record, but solely for the purpose of acting as the investor's agent to purchase the shares. In those cases, the Distributor retains the asset-based sales charge paid on Class B, Class C and Class N shares, but does not retain any service fees as to the assets represented by that account.

      The asset-based sales charge and service fees increase Class B and Class C expenses by 1.00% and the asset-based sales charge and service fees increase
Class N expenses by 0.50% of the net assets per year of the respective classes.

      The Distributor retains the asset-based sales charge on Class B and Class
N shares. The Distributor retains the asset-based sales charge on Class C shares during the first year the shares are outstanding. It pays the asset-based sales charge as an ongoing concession to the recipient on Class C shares outstanding for a year or more. If a dealer has a special agreement with the Distributor, the Distributor will pay the Class B, Class C or Class N service fee and the asset-based sales charge to the dealer quarterly in lieu of paying the sales concessions and service fee in advance at the time of purchase.

      The asset-based sales charges on Class B, Class C and Class N shares allow investors to buy shares without a front-end sales charge while allowing the
Distributor to compensate dealers that sell those shares. The Fund pays the asset-based sales charges to the Distributor for its services rendered in distributing Class B, Class C and Class N shares. The payments are made to the
Distributor in recognition that the Distributor:

o     pays sales concessions to authorized brokers and dealers at the time of sale and pays service fees as described above,
o     may finance payment of sales concessions and/or the advance of the service fee payment to recipients under the plans, or may provide such financing from its own resources or from the resources of an affiliate,
o     employs personnel to support distribution of Class B, Class C and Class
      N shares, and
o     bears the costs of sales literature, advertising and prospectuses
      (other than those furnished to current shareholders) and state "blue sky" registration fees and certain other distribution expenses.
o     may not be able to adequately compensate dealers that sell Class B,
      Class C and Class N shares without receiving payment under the plans and therefore may not be able to offer such Classes for sale absent the plans,
o     receives payments under the plans consistent with the service fees and asset-based sales charges paid by other non-proprietary funds that charge 12b-1 fees,
o     may use the payments under the plan to include the Fund in various third-party distribution programs that may increase sales of Fund shares,
o     may experience increased difficulty selling the Fund's shares if payments under the plan are discontinued because most competitor funds have plans that pay dealers for rendering distribution services as much or more than the amounts currently being paid by the Fund, and
o     may not be able to continue providing, at the same or at a lesser cost, the same quality distribution sales efforts and services, or to obtain such services from brokers and dealers, if the plan payments were to be discontinued.

      The Distributor's actual expenses in selling Class B, Class C and Class N shares may be more than the payments it receives from the contingent deferred sales charges collected on redeemed shares and from the Fund under the plans. If the Class B, Class C or Class N plan is terminated by the Fund, the Board of
Trustees may allow the Fund to continue payments of the asset-based sales charge to the Distributor for distributing shares before the plan was terminated.

-------------------------------------------------------------------------------
  Distribution Fees Paid to the Distributor in the Fiscal Year Ended 7/31/04
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
                                                Distributor's   Distributor's
                                                  Aggregate      Unreimbursed
                     Total         Amount       Unreimbursed    Expenses as %
                   Payments     Retained by       Expenses      of Net Assets
     Class        Under Plan    Distributor      Under Plan        of Class
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Class B Plan      $3,217,140    $2,435,9641      $7,177,069         1.96%
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Class C Plan      $2,888,296     $800,5602       $3,302,368         0.95%
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Class N Plan       $114,035       $71,7683        $450,211          1.34%
-------------------------------------------------------------------------------
1  Includes $36,748 paid to an affiliate of the Distributor's parent company.
2  Includes $51,308 paid to an affiliate of the Distributor's parent company.
3  Includes $2,671paid to an affiliate of the Distributor's parent company.

      All payments under the Class B, Class C and Class N plans are subject to the limitations imposed by the Conduct Rules of the National Association of
Securities Dealers, Inc. on payments of asset-based sales charges and service fees.

Performance of the Fund

Explanation of Performance Terminology. The Fund uses a variety of terms to illustrate its investment performance. Those terms include "cumulative total return," "average annual total return," "average annual total return at net asset value" and "total return at net asset value." An explanation of how total returns are calculated is set forth below. For periods of less than one year, the Fund may quote its performance on a non-annualized basis. You can obtain current performance information by calling the Fund's Transfer Agent at
1.800.525.7048 or by visiting the OppenheimerFunds Internet website at
www.oppenheimerfunds.com.

      The Fund's illustrations of its performance data in advertisements must comply with rules of the SEC. Those rules describe the types of performance data that may be used and how it is to be calculated. In general, any advertisement by the Fund of its performance data must include the average annual total returns for the advertised class of shares of the Fund.

      Use of standardized performance calculations enables an investor to compare the Fund's performance to the performance of other funds for the same periods. However, a number of factors should be considered before using the
Fund's performance information as a basis for comparison with other investments:

      o Total returns measure the performance of a hypothetical account in the
Fund over various periods and do not show the performance of each shareholder's account. Your account's performance will vary from the model performance data if your dividends are received in cash, or you buy or sell shares during the period, or you bought your shares at a different time and price than the shares used in the model.
      o An investment in the Fund is not insured by the FDIC or any other government agency.
      o The Fund's performance returns do not reflect the effect of taxes on dividends and capital gains distributions.
      o The principal value of the Fund's shares and total returns are not guaranteed and normally will fluctuate on a daily basis.
      o When an investor's shares are redeemed, they may be worth more or less than their original cost.
      o Total returns for any given past period represent historical performance information and are not, and should not be considered, a prediction of future returns.

      The performance of each class of shares is shown separately, because the performance of each class of shares will usually be different. That is because of the different kinds of expenses each class bears. The total returns of each class of shares of the Fund are affected by market conditions, the quality of the Fund's investments, the maturity of debt investments, the types of investments the Fund holds, and its operating expenses that are allocated to the particular class.

      |X| Total Return Information. There are different types of "total returns"
to measure the Fund's performance. Total return is the change in value of a hypothetical investment in the Fund over a given period, assuming that all dividends and capital gains distributions are reinvested in additional shares and that the investment is redeemed at the end of the period. Because of differences in expenses for each class of shares, the total returns for each class are separately measured. The cumulative total return measures the change in value over the entire period (for example, ten years). An average annual total return shows the average rate of return for each year in a period that would produce the cumulative total return over the entire period. However, average annual total returns do not show actual year-by-year performance. The
Fund uses standardized calculations for its total returns as prescribed by the
SEC. The methodology is discussed below.

      In calculating total returns for Class A shares, the current maximum sales charge of 5.75% (as a percentage of the offering price) is deducted from the initial investment ("P" in the formula below) (unless the return is shown without sales charge, as described below). For Class B shares, payment of the applicable contingent deferred sales charge is applied, depending on the period for which the return is shown: 5.0% in the first year, 4.0% in the second year,
3.0% in the third and fourth years, 2.0% in the fifth year, 1.0% in the sixth year and none thereafter. For Class C shares, the 1.0% contingent deferred sales charge is deducted for returns for the 1-year period. For Class N shares, the 1%
contingent deferred sales charge is deducted for returns for the one year period and Class N total returns may also be calculated for the periods prior to
03/01/01 (the inception date for Class N shares), is based on the Fund's Class A returns, adjusted to reflect the higher Class N 12b-1 fees. There is no sales charge for Class Y shares.

         |_| Average Annual Total Return. The "average annual total return" of each class is an average annual compounded rate of return for each year in a specified number of years. It is the rate of return based on the change in value of a hypothetical initial investment of $1,000 ("P" in the formula below) held for a number of years ("n" in the formula) to achieve an Ending Redeemable Value
("ERV" in the formula) of that investment, according to the following formula:

                                    1/n
                                ERV
                                --- - 1 = Average Annual Total Return
                                 P

            |_| Average Annual Total Return (After Taxes on Distributions). The
"average annual total return (after taxes on distributions)" of Class A shares is an average annual compounded rate of return for each year in a specified number of years, adjusted to show the effect of federal taxes (calculated using the highest individual marginal federal income tax rates in effect on any reinvestment date) on any distributions made by the Fund during the specified period. It is the rate of return based on the change in value of a hypothetical initial investment of $1,000 ("P" in the formula below) held for a number of years ("n" in the formula) to achieve an ending value ("ATVD" in the formula) of that investment, after taking into account the effect of taxes on Fund distributions, but not on the redemption of Fund shares, according to the following formula:

ATVD        - 1=  Average Annual Total Return (After Taxes on
1/n         Distributions)
  P

            |_| Average Annual Total Return (After Taxes on Distributions and
Redemptions). The "average annual total return (after taxes on distributions and redemptions)" of Class A shares is an average annual compounded rate of return for each year in a specified number of years, adjusted to show the effect of federal taxes (calculated using the highest individual marginal federal income tax rates in effect on any reinvestment date) on any distributions made by the
Fund during the specified period and the effect of capital gains taxes or capital loss tax benefits (each calculated using the highest federal individual capital gains tax rate in effect on the redemption date) resulting from the redemption of the shares at the end of the period. It is the rate of return based on the change in value of a hypothetical initial investment of $1,000 ("P"
in the formula below) held for a number of years ("n" in the formula) to achieve an ending value ("ATVDR" in the formula) of that investment, after taking into account the effect of taxes on fund distributions and on the redemption of Fund shares, according to the following formula:

ATVDR        - 1=  Average Annual Total Return (After Taxes on
1/n          Distributions and Redemption)
  P

         |_| Cumulative Total Return. The "cumulative total return" calculation measures the change in value of a hypothetical investment of $1,000 over an entire period of years. Its calculation uses some of the same factors as average annual total return, but it does not average the rate of return on an annual basis. Cumulative total return is determined as follows:

                                ERV-P
                                ----- = Total Return
                                  P

         |_| Total Returns at Net Asset Value. From time to time the Fund may also quote a cumulative or an average annual total return "at net asset value"
(without deducting sales charges) for Class A, Class B, Class C or Class N.
There is no sales charge on Class Y shares. Each is based on the difference in net asset value per share at the beginning and the end of the period for a hypothetical investment in that class of shares (without considering front-end or contingent deferred sales charges) and takes into consideration the reinvestment of dividends and capital gains distributions.

------------------------------------------------------------------------------
           The Fund's Total Returns for the Periods Ended 7/31/04
------------------------------------------------------------------------------
------------------------------------------------------------------------------
         Cumulative Total               Average Annual Total Returns
Class    Returns (10 years or
Of       life of class, if
Shares   less)
------------------------------------------------------------------------------
------------------------------------------------------------------------------
                                       1-Year                 5-Year
                                                       (or life of class, if
                                                              less)
------------------------------------------------------------------------------
------------------------------------------------------------------------------
         After       Without    After      Without    After       Without
         Sales       Sales      Sales      Sales      Sales       Sales
         Charge      Charge     Charge     Charge     Charge      Charge
------------------------------------------------------------------------------
------------------------------------------------------------------------------
Class A    19.68%1    26.98%1     11.78%     18.60%     4.78%1      6.40%1
------------------------------------------------------------------------------
------------------------------------------------------------------------------
Class B    20.10%2    23.10%2     12.57%     17.57%     4.87%2      5.55%2
------------------------------------------------------------------------------
------------------------------------------------------------------------------
Class C    23.40%3    23.40%3     16.75%     17.75%     5.61%3      5.61%3
------------------------------------------------------------------------------
------------------------------------------------------------------------------
Class N    27.64%4    27.64%4     17.27%     18.27%     7.40%4      7.40%4
------------------------------------------------------------------------------
------------------------------------------------------------------------------
Class Y    28.77%5    28.77%5     19.18%     19.18%     6.79%5      6.79%5
------------------------------------------------------------------------------
1  Inception: 9/25/00.
2  Inception: 9/25/00.
3  Inception: 9/25/00.
4  Inception: 3/1/01.
5  Inception: 9/25/00.

 -----------------------------------------------------------------------------
     Average Annual Total Returns for Class A Shares (After Sales Charge)
                          For the Periods Ended 7/31/04
 -----------------------------------------------------------------------------
 -----------------------------------------------------------------------------
                                  1-Year              5-Year (or life of class)                                                                        class)
 -----------------------------------------------------------------------------
 -----------------------------------------------------------------------------
 After Taxes on                   11.78%                      4.77%1
 Distributions
 -----------------------------------------------------------------------------
 -----------------------------------------------------------------------------
 After Taxes on
 Distributions and                7.66%                       4.09%1
 Redemption of Fund Shares
 -----------------------------------------------------------------------------
  1. Inception date of Class A: 9/25/00.

Other Performance Comparisons. The Fund compares its performance annually to that of an appropriate broadly-based market index in its Annual Report to shareholders. You can obtain that information by contacting the Transfer Agent at the addresses or telephone numbers shown on the cover of this Statement of
Additional Information. The Fund may also compare its performance to that of other investments, including other mutual funds, or use rankings of its performance by independent ranking entities. Examples of these performance comparisons are set forth below.

      |_| Lipper Rankings. From time to time the Fund may publish the ranking of the performance of its classes of shares by Lipper, Inc. ("Lipper"). Lipper is a widely-recognized independent mutual fund monitoring service. Lipper monitors the performance of regulated investment companies, including the Fund, and ranks their performance for various periods based on categories relating to investment styles. The Lipper performance rankings are based on total returns that include the reinvestment of capital gain distributions and income dividends but do not take sales charges or taxes into consideration. Lipper also publishes
"peer-group" indices of the performance of all mutual funds in a category that it monitors and averages of the performance of the funds in particular categories.

      |_| Morningstar Ratings. From time to time the Fund may publish the star rating of the performance of its classes of shares by Morningstar, Inc., an independent mutual fund monitoring service. Morningstar rates mutual funds in their specialized market sector. The Fund is rated among the Mid-Cap blend category.

      Morningstar proprietary star ratings reflect historical risk-adjusted total investment return. For each fund with at least a three-year history,
Morningstar calculates a Morningstar Rating(TM) based on a Morningstar
Risk-Adjusted Return measure that accounts for variation in a fund's monthly performance (including the effects of sales charges, loads, and redemption fees), placing more emphasis on downward variations and rewarding consistent performance. The top 10% of funds in each category receive 5 stars, the next
22.5% receive 4 stars, the next 35% receive 3 stars, the next 22.5% receive 2 stars, and the bottom 10% receive 1 star. (Each share class is counted as a fraction of one fund within this scale and rated separately, which may cause slight variations in the distribution percentages.) The Overall Morningstar
Rating for a fund is derived from a weighted average of the performance figures associated with its three-, five-and ten-year (if applicable) Morningstar Rating metrics.

      |_| Performance Rankings and Comparisons by Other Entities and
Publications. From time to time the Fund may include in its advertisements and sales literature performance information about the Fund cited in newspapers and other periodicals such as The New York Times, The Wall Street Journal, Barron's,
or similar publications. That information may include performance quotations from other sources, including Lipper and Morningstar. The performance of the
Fund's classes of shares may be compared in publications to the performance of various market indices or other investments, and averages, performance rankings or other benchmarks prepared by recognized mutual fund statistical services.

      Investors may also wish to compare the returns on the Fund's share classes to the return on fixed-income investments available from banks and thrift institutions. Those include certificates of deposit, ordinary interest-paying checking and savings accounts, and other forms of fixed or variable time deposits, and various other instruments such as Treasury bills. However, the
Fund's returns and share price are not guaranteed or insured by the FDIC or any other agency and will fluctuate daily, while bank depository obligations may be insured by the FDIC and may provide fixed rates of return. Repayment of principal and payment of interest on Treasury securities is backed by the full faith and credit of the U.S. government.

      From time to time, the Fund may publish rankings or ratings of the Manager or Transfer Agent, and of the investor services provided by them to shareholders of the Oppenheimer funds, other than performance rankings of the Oppenheimer funds themselves. Those ratings or rankings of shareholder and investor services by third parties may include comparisons of their services to those provided by other mutual fund families selected by the rating or ranking services. They may be based upon the opinions of the rating or ranking service itself, using its research or judgment, or based upon surveys of investors, brokers, shareholders or others.

      From time to time, the Fund may include in its advertisements and sales literature the total return performance of a hypothetical investment account that includes shares of the fund and other Oppenheimer funds. The combined account may be part of an illustration of an asset allocation model or similar presentation. The account performance may combine total return performance of the fund and the total return performance of other Oppenheimer funds included in the account. Additionally, from time to time, the Fund's advertisements and sales literature may include, for illustrative or comparative purposes, statistical data or other information about general or specific market and economic conditions. That may include, for example,

o     information  about the performance of certain  securities or commodities markets or segments of those markets,
o     information  about  the  performance  of  the  economies  of  particular countries or regions,
o     the   earnings  of   companies   included  in  segments  of   particular
      industries, sectors, securities markets, countries or regions,
o     the  availability  of  different  types of  securities  or  offerings of securities,
o     information  relating to the gross national or gross domestic product of the United States or other countries or regions,
o     comparisons   of  various  market  sectors  or  indices  to  demonstrate performance, risk, or other characteristics of the Fund.

ABOUT YOUR ACCOUNT

How to Buy Shares

Additional information is presented below about the methods that can be used to buy shares of the Fund. Appendix B contains more information about the special sales charge arrangements offered by the Fund, and the circumstances in which sales charges may be reduced or waived for certain classes of investors.

When you purchase shares of the Fund, your ownership interest in the shares of the Fund will be recorded as a book entry on the records of the Fund. The Fund will not issue or re-register physical share certificates.

AccountLink. When shares are purchased through AccountLink, each purchase must be at least $50 and shareholders must invest at least $500 before an Asset
Builder Plan (described below) can be established on a new account. Accounts established prior to November 1, 2002 will remain at $25 for additional purchases. Shares will be purchased on the regular business day the Distributor is instructed to initiate the Automated Clearing House ("ACH") transfer to buy the shares. Dividends will begin to accrue on shares purchased with the proceeds of ACH transfers on the business day the Fund receives Federal Funds for the purchase through the ACH system before the close of The New York Stock Exchange
("the Exchange"). The Exchange normally closes at 4:00 P.M., but may close earlier on certain days. If Federal Funds are received on a business day after the close of the Exchange, the shares will be purchased and dividends will begin to accrue on the next regular business day. The proceeds of ACH transfers are normally received by the Fund three days after the transfers are initiated. If the proceeds of the ACH transfer are not received on a timely basis, the
Distributor reserves the right to cancel the purchase order. The Distributor and the Fund are not responsible for any delays in purchasing shares resulting from delays in ACH transmissions.

Reduced Sales Charges. As discussed in the Prospectus, a reduced sales charge rate may be obtained for Class A shares under Right of Accumulation and Letters of Intent because of the economies of sales efforts and reduction in expenses realized by the Distributor, dealers and brokers making such sales. No sales charge is imposed in certain other circumstances described in Appendix B to this
Statement of Additional Information because the Distributor or dealer or broker incurs little or no selling expenses.

      A fiduciary can count all shares purchased for a trust, estate or other fiduciary account (including one or more employee benefit plans of the same employer) that has multiple accounts. The Distributor will add the value, at current offering price, of the shares you previously purchased and currently own to the value of current purchases to determine the sales charge rate that applies. The reduced sales charge will apply only to current purchases. You must request it when you buy shares.

The Oppenheimer Funds.  The Oppenheimer funds are those mutual funds for which the Distributor acts as the distributor and currently include the following:

Oppenheimer AMT-Free Municipals Oppenheimer Limited-Term Government Fund
Oppenheimer AMT-Free New York Municipals Oppenheimer Limited Term Municipal Fund
Oppenheimer Balanced Fund Oppenheimer Main Street Fund Oppenheimer Bond Fund
Oppenheimer Main Street Opportunity Fund Oppenheimer California Municipal Fund
Oppenheimer Main Street Small Cap Fund Oppenheimer Capital Appreciation Fund
Oppenheimer MidCap Fund Oppenheimer Capital Preservation Fund Oppenheimer New
Jersey Municipal Fund Oppenheimer Capital Income Fund Oppenheimer Pennsylvania
Municipal Fund
                                          Oppenheimer   Principal  Protected  Main
Oppenheimer Champion Income Fund          Street Fund
                                          Oppenheimer   Principal  Protected  Main
Oppenheimer Convertible Securities Fund   Street Fund II
Oppenheimer Developing Markets Fund       Oppenheimer Quest Balanced Fund
                                          Oppenheimer  Quest  Capital  Value Fund,
Oppenheimer Disciplined Allocation Fund   Inc.
                                          Oppenheimer  Quest  International  Value
Oppenheimer Discovery Fund                Fund, Inc.
Oppenheimer Emerging Growth Fund          Oppenheimer Quest Opportunity Value Fund
Oppenheimer Emerging Technologies Fund    Oppenheimer Quest Value Fund, Inc.
Oppenheimer Enterprise Fund               Oppenheimer Real Asset Fund
Oppenheimer Equity Fund, Inc.             Oppenheimer Real Estate Fund
                                          Oppenheimer      Rochester      National
Oppenheimer Global Fund Municipals Oppenheimer Global Opportunities Fund
Oppenheimer Select Value Fund Oppenheimer Gold & Special Minerals Fund
Oppenheimer Senior Floating Rate Fund Oppenheimer Growth Fund Oppenheimer Small
Cap Value Fund Oppenheimer High Yield Fund Oppenheimer Strategic Income Fund
Oppenheimer International Bond Fund Oppenheimer Total Return Bond Fund
Oppenheimer International Growth Fund Oppenheimer U.S. Government Trust
Oppenheimer International Small Company Fund Oppenheimer Value Fund Oppenheimer
International Value Fund Limited-Term New York Municipal Fund Oppenheimer
Limited Term California Municipal Fund Rochester Fund Municipals

And the following money market funds:

Oppenheimer Cash Reserves                 Centennial Government Trust
Oppenheimer Money Market Fund, Inc.       Centennial Money Market Trust
Centennial America Fund, L. P.            Centennial New York Tax Exempt Trust
Centennial California Tax Exempt Trust    Centennial Tax Exempt Trust

      There is an initial sales charge on the purchase of Class A shares of each of the Oppenheimer funds described above except the money market funds. Under certain circumstances described in this Statement of Additional Information, redemption proceeds of certain money market fund shares may be subject to a contingent deferred sales charge.

Letters of Intent. Under a Letter of Intent ("Letter"), if you purchase Class A shares or Class A and Class B shares of the Fund and other Oppenheimer funds during a 13-month period, you can reduce the sales charge rate that applies to your purchases of Class A shares. The total amount of your intended purchases of both Class A and Class B shares will determine the reduced sales charge rate for the Class A shares purchased during that period. You can include purchases made up to 90 days before the date of the Letter. Letters do not consider Class C or
Class N shares you purchase or may have purchased.

      A Letter is an investor's statement in writing to the Distributor of the intention to purchase Class A shares or Class A and Class B shares of the Fund
(and other Oppenheimer funds) during a 13-month period (the "Letter of Intent period"). At the investor's request, this may include purchases made up to 90 days prior to the date of the Letter. The Letter states the investor's intention to make the aggregate amount of purchases of shares which, when added to the investor's holdings of shares of those funds, will equal or exceed the amount specified in the Letter. Purchases made by reinvestment of dividends or distributions of capital gains and purchases made at net asset value without sales charge do not count toward satisfying the amount of the Letter.

      A Letter enables an investor to count the Class A and Class B shares purchased under the Letter to obtain the reduced sales charge rate on purchases of Class A shares of the Fund (and other Oppenheimer funds) that applies under the Right of Accumulation to current purchases of Class A shares. Each purchase of Class A shares under the Letter will be made at the offering price (including the sales charge) that applies to a single lump-sum purchase of shares in the amount intended to be purchased under the Letter.

      In submitting a Letter, the investor makes no commitment to purchase shares. However, if the investor's purchases of shares within the Letter of
Intent period, when added to the value (at offering price) of the investor's holdings of shares on the last day of that period, do not equal or exceed the intended purchase amount, the investor agrees to pay the additional amount of sales charge applicable to such purchases. That amount is described in "Terms of
Escrow," below (those terms may be amended by the Distributor from time to time). The investor agrees that shares equal in value to 5% of the intended purchase amount will be held in escrow by the Transfer Agent subject to the
Terms of Escrow. Also, the investor agrees to be bound by the terms of the
Prospectus, this Statement of Additional Information and the application used for a Letter. If those terms are amended, as they may be from time to time by the Fund, the investor agrees to be bound by the amended terms and that those amendments will apply automatically to existing Letters of Intent.

      If the total eligible purchases made during the Letter of Intent period do not equal or exceed the intended purchase amount, the concessions previously paid to the dealer of record for the account and the amount of sales charge retained by the Distributor will be adjusted to the rates applicable to actual total purchases. If total eligible purchases during the Letter of Intent period exceed the intended purchase amount and exceed the amount needed to qualify for the next sales charge rate reduction set forth in the Prospectus, the sales charges paid will be adjusted to the lower rate. That adjustment will be made only if and when the dealer returns to the Distributor the excess of the amount of concessions allowed or paid to the dealer over the amount of concessions that apply to the actual amount of purchases. The excess concessions returned to the
Distributor will be used to purchase additional shares for the investor's account at the net asset value per share in effect on the date of such purchase, promptly after the Distributor's receipt thereof.

      The Transfer Agent will not hold shares in escrow for purchases of shares of the Fund and other Oppenheimer funds by OppenheimerFunds prototype 401(k)
plans under a Letter. If the intended purchase amount under a Letter entered into by an OppenheimerFunds prototype 401(k) plan is not purchased by the plan by the end of the Letter of Intent period, there will be no adjustment of concessions paid to the broker-dealer or financial institution of record for accounts held in the name of that plan.

      In determining the total amount of purchases made under a Letter, shares redeemed by the investor prior to the termination of the Letter of Intent period will be deducted. It is the responsibility of the dealer of record and/or the investor to advise the Distributor about the Letter in placing any purchase orders for the investor during the Letter of Intent period. All of such purchases must be made through the Distributor.

      |X|   Terms of Escrow That Apply to Letters of Intent.

      1. Out of the initial purchase (or subsequent purchases if necessary) made pursuant to a Letter, shares of the Fund equal in value up to 5% of the intended purchase amount specified in the Letter shall be held in escrow by the Transfer
Agent. For example, if the intended purchase amount is $50,000, the escrow shall be shares valued in the amount of $2,500 (computed at the offering price adjusted for a $50,000 purchase). Any dividends and capital gains distributions on the escrowed shares will be credited to the investor's account.

      2. If the total minimum investment specified under the Letter is completed within the 13-month Letter of Intent period, the escrowed shares will be promptly released to the investor.

      3. If, at the end of the 13-month Letter of Intent period the total purchases pursuant to the Letter are less than the intended purchase amount specified in the Letter, the investor must remit to the Distributor an amount equal to the difference between the dollar amount of sales charges actually paid and the amount of sales charges which would have been paid if the total amount purchased had been made at a single time. That sales charge adjustment will apply to any shares redeemed prior to the completion of the Letter. If the difference in sales charges is not paid within twenty days after a request from the Distributor or the dealer, the Distributor will, within sixty days of the expiration of the Letter, redeem the number of escrowed shares necessary to realize such difference in sales charges. Full and fractional shares remaining after such redemption will be released from escrow. If a request is received to redeem escrowed shares prior to the payment of such additional sales charge, the sales charge will be withheld from the redemption proceeds.

      4. By signing the Letter, the investor irrevocably constitutes and appoints the Transfer Agent as attorney-in-fact to surrender for redemption any or all escrowed shares.

5. The shares eligible for purchase under the Letter (or the holding of which may be counted toward completion of a Letter) include: (a) Class A shares sold with a front-end sales charge or subject to a Class
            A contingent deferred sales charge,
(b)         Class B shares of other Oppenheimer funds acquired subject to a contingent deferred sales charge, and
(c)         Class A or Class B shares acquired by exchange of either (1) Class A shares of one of the other Oppenheimer funds that were acquired subject to a Class A initial or contingent deferred sales charge or
            (2) Class B shares of one of the other Oppenheimer funds that were acquired subject to a contingent deferred sales charge.

      6. Shares held in escrow hereunder will automatically be exchanged for shares of another fund to which an exchange is requested, as described in the section of the Prospectus entitled "How to Exchange Shares" and the escrow will be transferred to that other fund.

Asset Builder Plans. As explained in the Prospectus, you must initially establish your account with $500. Subsequently, you can establish an Asset
Builder Plan to automatically purchase additional shares directly from a bank account for as little as $50. For those accounts established prior to November
1, 2002 and which have previously established Asset Builder Plans, additional purchases will remain at $25. Shares purchased by Asset Builder Plan payments from bank accounts are subject to the redemption restrictions for recent purchases described in the Prospectus. Asset Builder Plans are available only if your bank is an ACH member. Asset Builder Plans may not be used to buy shares for OppenheimerFunds employer-sponsored qualified retirement accounts. Asset
Builder Plans also enable shareholders of Oppenheimer Cash Reserves to use their fund account to make monthly automatic purchases of shares of up to four other
Oppenheimer funds.

      If you make payments from your bank account to purchase shares of the
Fund, your bank account will be debited automatically. Normally the debit will be made two business days prior to the investment dates you selected on your application. Neither the Distributor, the Transfer Agent nor the Fund shall be responsible for any delays in purchasing shares that result from delays in ACH transmissions.

      Before you establish Asset Builder payments, you should obtain a prospectus of the selected fund(s) from your financial advisor (or the
Distributor) and request an application from the Distributor. Complete the application and return it. You may change the amount of your Asset Builder payment or you can terminate these automatic investments at any time by writing to the Transfer Agent. The Transfer Agent requires a reasonable period
(approximately 10 days) after receipt of your instructions to implement them.
The Fund reserves the right to amend, suspend or discontinue offering Asset
Builder plans at any time without prior notice.

Retirement Plans. Certain types of retirement plans are entitled to purchase shares of the Fund without sales charges or at reduced sales charge rates, as described in an Appendix to this Statement of Additional Information. Certain special sales charge arrangements described in that Appendix apply to retirement plans whose records are maintained on a daily valuation basis by Merrill Lynch
Pierce Fenner & Smith, Inc. ("Merrill Lynch") or an independent record keeper that has a contract or special arrangement with Merrill Lynch. If on the date the plan sponsor signed the Merrill Lynch record keeping service agreement the plan has less than $1 million in assets invested in applicable investments
(other than assets invested in money market funds), then the retirement plan may purchase only Class C shares of the Oppenheimer funds. If on the date the plan sponsor signed the Merrill Lynch record keeping service agreement the plan has
$1 million or more in assets but less than $5 million in assets invested in applicable investments (other than assets invested in money market funds), then the retirement plan may purchase only Class N shares of the Oppenheimer funds.
If on the date the plan sponsor signed the Merrill Lynch record keeping service agreement the plan has $5 million or more in assets invested in applicable investments (other than assets invested in money market funds), then the retirement plan may purchase only Class A shares of the Oppenheimer funds.

      OppenheimerFunds has entered into arrangements with certain record keepers whereby the Transfer Agent compensates the record keeper for its record keeping and account servicing functions that it performs on behalf of the participant level accounts of a retirement plan. While such compensation may act to reduce the record keeping fees charged by the retirement plan's record keeper, that compensation arrangement may be terminated at any time, potentially affecting the record keeping fees charged by the retirement plan's record keeper.

Cancellation of Purchase Orders. Cancellation of purchase orders for the Fund's shares (for example, when a purchase check is returned to the Fund unpaid)
causes a loss to be incurred when the net asset values of the Fund's shares on the cancellation date is less than on the purchase date. That loss is equal to the amount of the decline in the net asset value per share multiplied by the number of shares in the purchase order. The investor is responsible for that loss. If the investor fails to compensate the Fund for the loss, the Distributor will do so. The Fund may reimburse the Distributor for that amount by redeeming shares from any account registered in that investor's name, or the Fund or the
Distributor may seek other redress.

Classes of Shares. Each class of shares of the Fund represents an interest in the same portfolio of investments of the Fund. However, each class has different shareholder privileges and features. The net income attributable to Class B,
Class C or Class N shares and the dividends payable on Class B, Class C or Class
N shares will be reduced by incremental expenses borne solely by that class.
Those expenses include the asset-based sales charges to which Class B, Class C and Class N shares are subject.

      The availability of different classes of shares permits an investor to choose the method of purchasing shares that is more appropriate for the investor. That may depend on the amount of the purchase, the length of time the investor expects to hold shares, and other relevant circumstances. Class A shares normally are sold subject to an initial sales charge. While Class B,
Class C and Class N shares have no initial sales charge, the purpose of the deferred sales charge and asset-based sales charge on Class B, Class C and Class
N shares is the same as that of the initial sales charge on Class A shares - to compensate the Distributor and brokers, dealers and financial institutions that sell shares of the Fund. A salesperson who is entitled to receive compensation from his or her firm for selling Fund shares may receive different levels of compensation for selling one class of shares rather than another.

      The Distributor will not accept a purchase order in the amount of $100,000 or more to purchase Class B shares or a purchase order of $1 million or more to purchase Class C shares on behalf of a single investor (not including dealer
"street name" or omnibus accounts).

      Class A Shares Subject to a Contingent Deferred Sales Charge. For
purchases of Class A shares at net asset value whether or not subject to a contingent deferred sales charge as described in the Prospectus, no sales concessions will be paid to the broker-dealer of record, as described in the
Prospectus, on sales of Class A shares purchased with the redemption proceeds of shares of another mutual fund offered as an investment option in a retirement plan in which Oppenheimer funds are also offered as investment options under a special arrangement with the Distributor, if the purchase occurs more than 30 days after the Oppenheimer funds are added as an investment option under that plan. Additionally, that concession will not be paid on purchases of Class A shares by a retirement plan made with the redemption proceeds of Class N shares of one or more Oppenheimer funds held by the plan for more than 18 months.

      Class B Conversion. Under current interpretations of applicable federal income tax law by the Internal Revenue Service, the conversion of Class B shares to Class A shares 72 months after purchase is not treated as a taxable event for the shareholder. If those laws or the IRS interpretation of those laws should change, the automatic conversion feature may be suspended. In that event, no further conversions of Class B shares would occur while that suspension remained in effect. Although Class B shares could then be exchanged for Class A shares on the basis of relative net asset value of the two classes, without the imposition of a sales charge or fee, such exchange could constitute a taxable event for the shareholder, and absent such exchange, Class B shares might continue to be subject to the asset-based sales charge for longer than six years.

      |X| Availability of Class N Shares. In addition to the description of the types of retirement plans which may purchase Class N shares contained in the prospectus, Class N shares also are offered to the following: o to all rollover
IRAs (including SEP IRAs and SIMPLE IRAs), o to all rollover contributions made to Individual 401(k) plans, Profit-Sharing Plans and Money Purchase Pension Plans,
o           to all direct rollovers from OppenheimerFunds-sponsored Pinnacle and
            Ascender retirement plans,
o           to all trustee-to-trustee IRA transfers,
o           to all 90-24 type 403(b) transfers,
o           to Group Retirement Plans (as defined in Appendix B to this
            Statement of Additional Information) which have entered into a special agreement with the Distributor for that purpose,
o           to Retirement Plans qualified under Sections 401(a) or 401(k) of the
            Internal Revenue Code, the recordkeeper or the plan sponsor for which has entered into a special agreement with the Distributor,
o           to Retirement Plans of a plan sponsor where the aggregate assets of all such plans invested in the Oppenheimer funds is $500,000 or more,
o           to OppenheimerFunds-sponsored Ascender 401(k) plans that pay for the purchase with the redemption proceeds of Class A shares of one or more Oppenheimer funds, and
o           to certain customers of broker-dealers and financial advisors that are identified in a special agreement between the broker-dealer or financial advisor and the Distributor for that purpose.

      The sales concession and the advance of the service fee, as described in the Prospectus, will not be paid to dealers of record on sales of Class N shares on:
o           purchases of Class N shares in amounts of $500,000 or more by a retirement plan that pays for the purchase with the redemption proceeds of Class A shares of one or more Oppenheimer funds (other than rollovers from an OppenheimerFunds-sponsored Pinnacle or
            Ascender 401(k) plan to any IRA invested in the Oppenheimer funds),
o           purchases of Class N shares in amounts of $500,000 or more by a retirement plan that pays for the purchase with the redemption proceeds of Class C shares of one or more Oppenheimer funds held by the plan for more than one year (other than rollovers from an
            OppenheimerFunds-sponsored Pinnacle or Ascender 401(k) plan to any
            IRA invested in the Oppenheimer funds), and
o           on purchases of Class N shares by an OppenheimerFunds-sponsored
            Pinnacle or Ascender 401(k) plan made with the redemption proceeds of Class A shares of one or more Oppenheimer funds.

      No sales concessions will be paid to the broker-dealer of record, as described in the Prospectus, on sales of Class N shares purchased with the redemption proceeds of shares of another mutual fund offered as an investment option in a retirement plan in which Oppenheimer funds are also offered as investment options under a special arrangement with the Distributor, if the purchase occurs more than 30 days after the Oppenheimer funds are added as an investment option under that plan.

      |X| Allocation of Expenses. The Fund pays expenses related to its daily operations, such as custodian fees, Trustees' fees, transfer agency fees, legal fees and auditing costs. Those expenses are paid out of the Fund's assets and are not paid directly by shareholders. However, those expenses reduce the net asset values of shares, and therefore are indirectly borne by shareholders through their investment.

      The methodology for calculating the net asset value, dividends and distributions of the Fund's share classes recognizes two types of expenses.
General expenses that do not pertain specifically to any one class are allocated pro rata to the shares of all classes. The allocation is based on the percentage of the Fund's total assets that is represented by the assets of each class, and then equally to each outstanding share within a given class. Such general expenses include management fees, legal, bookkeeping and audit fees, printing and mailing costs of shareholder reports, Prospectuses, Statements of Additional
Information and other materials for current shareholders, fees to unaffiliated
Trustees, custodian expenses, share issuance costs, organization and start-up costs, interest, taxes and brokerage commissions, and non-recurring expenses, such as litigation costs.

      Other expenses that are directly attributable to a particular class are allocated equally to each outstanding share within that class. Examples of such expenses include distribution and service plan (12b-1) fees, transfer and shareholder servicing agent fees and expenses, and shareholder meeting expenses
(to the extent that such expenses pertain only to a specific class).

Fund Account Fees. As stated in the Prospectus, a $12 annual "Minimum Balance
Fee" is assessed on each Fund account with a share balance valued under $500.
The Minimum Balance Fee is automatically deducted from each such Fund account on or about the second to last business day of September.

      Listed below are certain cases in which the Fund has elected, in its discretion, not to assess the Fund Account Fees. These exceptions are subject to change:
o     A fund account whose shares were acquired after September 30th of the prior year;
o           A fund account that has a balance below $500 due to the automatic conversion of shares from Class B to Class A shares. However, once all Class B shares held in the account have been converted to Class
            A shares the new account balance may become subject to the Minimum
            Balance Fee;
o           Accounts of shareholders who elect to access their account documents electronically via eDoc Direct;
o     A fund account that has only certificated shares and, has a balance below $500 and is being escheated;
o     Accounts of shareholders that are held by broker-dealers under the NSCC
            Fund/SERV system;
o     Accounts held under the Oppenheimer Legacy Program and/or holding certain Oppenheimer Variable Account Funds;
o     Omnibus accounts holding shares pursuant to the Pinnacle, Ascender,
            Custom Plus, Recordkeeper Pro and Pension Alliance Retirement
            Plan programs; and
o           A fund account that falls below the $500 minimum solely due to market fluctuations within the 12-month period preceding the date the fee is deducted.

      To access account documents electronically via eDocs Direct, please visit the Service Center on our website at WWW.OPPENHEIMERFUNDS.COM or call
1.888.470.0862 for instructions.

      The Fund reserves the authority to modify Fund Account Fees in its discretion.

Determination of Net Asset Values Per Share. The net asset values per share of each class of shares of the Fund are determined as of the close of business of the Exchange on each day that the Exchange is open. The calculation is done by dividing the value of the Fund's net assets attributable to a class by the number of shares of that class that are outstanding. The Exchange normally closes at 4:00 P.M., Eastern time, but may close earlier on some other days (for example, in case of weather emergencies or on days falling before a U.S.
holiday). All references to time in this Statement of Additional Information mean "Eastern time." The Exchange's most recent annual announcement (which is subject to change) states that it will close on New Year's Day, Martin Luther
King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day,
Labor Day, Thanksgiving Day and Christmas Day. It may also close on other days.

      Dealers other than Exchange members may conduct trading in certain securities on days on which the Exchange is closed (including weekends and holidays) or after 4:00 P.M. on a regular business day. Because the Fund's net asset values will not be calculated on those days, the Fund's net asset values per share may be significantly affected on such days when shareholders may not purchase or redeem shares. Additionally, trading on European and Asian stock exchanges and over-the-counter markets normally is completed before the close of the Exchange.

      Changes in the values of securities traded on foreign exchanges or markets as a result of events that occur after the prices of those securities are determined, but before the close of The Exchange, will not be reflected in the
Fund's calculation of its net asset values that day unless the Manager determines that the event is likely to effect a material change in the value of the security. The Manager, or an internal valuation committee established by the
Manager, as applicable, may establish a valuation, under procedures established by the Board and subject to the approval, ratification and confirmation by the
Board at its next ensuing meeting.

      |X| Securities Valuation. The Fund's Board of Trustees has established procedures for the valuation of the Fund's securities. In general those procedures are as follows:
o     Equity securities traded on a U.S. securities exchange or on Nasdaq(R)
are valued as follows:
(1)   if last sale information is regularly reported, they are valued at the last reported sale price on the principal exchange on which they are traded or on Nasdaq(R), as applicable, on that day, or
(2)            if last sale information is not available on a valuation date, they are valued at the last reported sale price preceding the valuation date if it is within the spread of the closing "bid"
               and "asked" prices on the valuation date or, if not, at the closing "bid" price on the valuation date.
o Equity securities traded on a foreign securities exchange generally are valued in one of the following ways: (1) at the last sale price available to the pricing service approved by the
               Board of Trustees, or
(2)            at the last sale price obtained by the Manager from the report of the principal exchange on which the security is traded at its last trading session on or immediately before the valuation date,
               or
(3)            at the mean between the "bid" and "asked" prices obtained from the principal exchange on which the security is traded or, on the basis of reasonable inquiry, from two market makers in the security.
o Long-term debt securities having a remaining maturity in excess of 60 days are valued based on the mean between the "bid" and "asked" prices determined by a portfolio pricing service approved by the Fund's Board of Trustees or obtained by the Manager from two active market makers in the security on the basis of reasonable inquiry.
o The following securities are valued at the mean between the "bid" and "asked"
prices determined by a pricing service approved by the Fund's Board of Trustees or obtained by the Manager from two active market makers in the security on the basis of reasonable inquiry:
(1)   debt instruments that have a maturity of more than 397 days when issued,
(2)            debt instruments that had a maturity of 397 days or less when issued and have a remaining maturity of more than 60 days, and
(3)            non-money market debt instruments that had a maturity of 397 days or less when issued and which have a remaining maturity of 60 days or less.
o The following securities are valued at cost, adjusted for amortization of premiums and accretion of discounts: (1) money market debt securities held by a non-money market fund that had a
               maturity of less than 397 days when issued that have a remaining maturity of 60 days or less, and
(2)            debt instruments held by a money market fund that have a
               remaining maturity of 397 days or less.
o Securities (including restricted securities) not having readily-available market quotations are valued at fair value determined under the Board's procedures. If the Manager is unable to locate two market makers willing to give quotes, a security may be priced at the mean between the "bid" and "asked"
prices provided by a single active market maker (which in certain cases may be the "bid" price if no "asked" price is available).

      In the case of U.S. government securities, mortgage-backed securities, corporate bonds and foreign government securities, when last sale information is not generally available, the Manager may use pricing services approved by the
Board of Trustees. The pricing service may use "matrix" comparisons to the prices for comparable instruments on the basis of quality, yield and maturity.
Other special factors may be involved (such as the tax-exempt status of the interest paid by municipal securities). The Manager will monitor the accuracy of the pricing services. That monitoring may include comparing prices used for portfolio valuation to actual sales prices of selected securities.

      The closing prices in the London foreign exchange market on a particular business day that are provided to the Manager by a bank, dealer or pricing service that the Manager has determined to be reliable are used to value foreign currency, including forward contracts, and to convert to U.S. dollars securities that are denominated in foreign currency.

      Puts, calls, and futures are valued at the last sale price on the principal exchange on which they are traded or on NASDAQ, as applicable, as determined by a pricing service approved by the Board of Trustees or by the
Manager. If there were no sales that day, they shall be valued at the last sale price on the preceding trading day if it is within the spread of the closing
"bid" and "asked" prices on the principal exchange or on NASDAQ on the valuation date. If not, the value shall be the closing bid price on the principal exchange or on NASDAQ on the valuation date. If the put, call or future is not traded on an exchange or on NASDAQ, it shall be valued by the mean between "bid" and
"asked" prices obtained by the Manager from two active market makers. In certain cases that may be at the "bid" price if no "asked" price is available.

      When the Fund writes an option, an amount equal to the premium received is included in the Fund's Statement of Assets and Liabilities as an asset. An equivalent credit is included in the liability section. The credit is adjusted
("marked-to-market") to reflect the current market value of the option. In determining the Fund's gain on investments, if a call or put written by the Fund is exercised, the proceeds are increased by the premium received. If a call or put written by the Fund expires, the Fund has a gain in the amount of the premium. If the Fund enters into a closing purchase transaction, it will have a gain or loss, depending on whether the premium received was more or less than the cost of the closing transaction. If the Fund exercises a put it holds, the amount the Fund receives on its sale of the underlying investment is reduced by the amount of premium paid by the Fund.

How to Sell Shares

The information below supplements the terms and conditions for redeeming shares set forth in the Prospectus.

Sending Redemption Proceeds by Federal Funds Wire. The Federal Funds wire of redemption proceeds may be delayed if the Fund's custodian bank is not open for business on a day when the Fund would normally authorize the wire to be made, which is usually the Fund's next regular business day following the redemption.
In those circumstances, the wire will not be transmitted until the next bank business day on which the Fund is open for business. No dividends will be paid on the proceeds of redeemed shares awaiting transfer by Federal Funds wire.

     Reinvestment  Privilege.  Within six months of a redemption,  a shareholder may  reinvest  all or part  of the  redemption  proceeds  of:  o Class A  shares purchased  subject  to an  initial  sales  charge  or Class A shares  on which a contingent deferred sales charge was paid, or o Class B shares that were subject to the Class B contingent deferred sales charge when redeemed.

      The reinvestment may be made without sales charge only in Class A shares of the Fund or any of the other Oppenheimer funds into which shares of the Fund are exchangeable as described in "How to Exchange Shares" below. Reinvestment will be at the net asset value next computed after the Transfer Agent receives the reinvestment order. The shareholder must ask the Transfer Agent for that privilege at the time of reinvestment. This privilege does not apply to Class C,
Class N or Class Y shares. The Fund may amend, suspend or cease offering this reinvestment privilege at any time as to shares redeemed after the date of such amendment, suspension or cessation.

      Any capital gain that was realized when the shares were redeemed is taxable, and reinvestment will not alter any capital gains tax payable on that gain. If there has been a capital loss on the redemption, some or all of the loss may not be tax deductible, depending on the timing and amount of the reinvestment. Under the Internal Revenue Code, if the redemption proceeds of
Fund shares on which a sales charge was paid are reinvested in shares of the
Fund or another of the Oppenheimer funds within 90 days of payment of the sales charge, the shareholder's basis in the shares of the Fund that were redeemed may not include the amount of the sales charge paid. That would reduce the loss or increase the gain recognized from the redemption. However, in that case the sales charge would be added to the basis of the shares acquired by the reinvestment of the redemption proceeds.

Payments "In Kind". The Prospectus states that payment for shares tendered for redemption is ordinarily made in cash. However, under certain circumstances, the
Board of Trustees of the Fund may determine that it would be detrimental to the best interests of the remaining shareholders of the Fund to make payment of a redemption order wholly or partly in cash. In that case, the Fund may pay the redemption proceeds in whole or in part by a distribution "in kind" of liquid securities from the portfolio of the Fund, in lieu of cash.

      The Fund has elected to be governed by Rule 18f-1 under the Investment
Company Act. Under that rule, the Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the net assets of the Fund during any
90-day period for any one shareholder. If shares are redeemed in kind, the redeeming shareholder might incur brokerage or other costs in selling the securities for cash. The Fund will value securities used to pay redemptions in kind using the same method the Fund uses to value its portfolio securities described above under "Determination of Net Asset Values Per Share." That valuation will be made as of the time the redemption price is determined.

Involuntary Redemptions. The Fund's Board of Trustees has the right to cause the involuntary redemption of the shares held in any account if the aggregate net asset value of those shares is less than $500 or such lesser amount as the Board may fix. The Board will not cause the involuntary redemption of shares in an account if the aggregate net asset value of such shares has fallen below the stated minimum solely as a result of market fluctuations. If the Board exercises this right, it may also fix the requirements for any notice to be given to the shareholders in question (not less than 30 days). The Board may alternatively set requirements for the shareholder to increase the investment, or set other terms and conditions so that the shares would not be involuntarily redeemed.

Transfers of Shares. A transfer of shares to a different registration is not an event that triggers the payment of sales charges. Therefore, shares are not subject to the payment of a contingent deferred sales charge of any class at the time of transfer to the name of another person or entity. It does not matter whether the transfer occurs by absolute assignment, gift or bequest, as long as it does not involve, directly or indirectly, a public sale of the shares. When shares subject to a contingent deferred sales charge are transferred, the transferred shares will remain subject to the contingent deferred sales charge.
It will be calculated as if the transferee shareholder had acquired the transferred shares in the same manner and at the same time as the transferring shareholder.

      If less than all shares held in an account are transferred, and some but not all shares in the account would be subject to a contingent deferred sales charge if redeemed at the time of transfer, the priorities described in the
Prospectus under "How to Buy Shares" for the imposition of the Class B, Class C and Class N contingent deferred sales charge will be followed in determining the order in which shares are transferred.

     Distributions  From  Retirement  Plans.  Requests  for  distributions  from
OppenheimerFunds-sponsored  IRAs,  SEP-IRAs,  SIMPLE IRAs,  403(b)(7)  custodial plans,  401(k) plans or pension or  profit-sharing  plans should be addressed to
"Trustee,  OppenheimerFunds  Retirement  Plans," c/o the  Transfer  Agent at its
address listed in "How To Sell Shares" in the Prospectus or on the back cover of this Statement of Additional Information. The request must: (1) state the reason for the  distribution;  (2) state the owner's  awareness of tax penalties if the distribution is premature;  and (3) conform to the  requirements of the plan and the Fund's other redemption requirements.

      Participants (other than self-employed plan sponsors) in
OppenheimerFunds-sponsored pension or profit-sharing plans with shares of the
Fund held in the name of the plan or its fiduciary may not directly request redemption of their accounts. The plan administrator or fiduciary must sign the request.

      Distributions from pension and profit sharing plans are subject to special requirements under the Internal Revenue Code and certain documents (available from the Transfer Agent) must be completed and submitted to the Transfer Agent before the distribution may be made. Distributions from retirement plans are subject to withholding requirements under the Internal Revenue Code, and IRS
Form W-4P (available from the Transfer Agent) must be submitted to the Transfer
Agent with the distribution request, or the distribution may be delayed. Unless the shareholder has provided the Transfer Agent with a certified tax identification number, the Internal Revenue Code requires that tax be withheld from any distribution even if the shareholder elects not to have tax withheld.
The Fund, the Manager, the Distributor, and the Transfer Agent assume no responsibility to determine whether a distribution satisfies the conditions of applicable tax laws and will not be responsible for any tax penalties assessed in connection with a distribution.

Special Arrangements for Repurchase of Shares from Dealers and Brokers. The
Distributor is the Fund's agent to repurchase its shares from authorized dealers or brokers on behalf of their customers. Shareholders should contact their broker or dealer to arrange this type of redemption. The repurchase price per share will be the net asset value next computed after the Distributor receives an order placed by the dealer or broker. However, if the Distributor receives a repurchase order from a dealer or broker after the close of The Exchange on a regular business day, it will be processed at that day's net asset value if the order was received by the dealer or broker from its customers prior to the time the Exchange closes. Normally, the Exchange closes at 4:00 P.M., but may do so earlier on some days. Additionally, the order must have been transmitted to and received by the Distributor prior to its close of business that day (normally
5:00 P.M.).

      Ordinarily, for accounts redeemed by a broker-dealer under this procedure, payment will be made within three business days after the shares have been redeemed upon the Distributor's receipt of the required redemption documents in proper form. The signature(s) of the registered owners on the redemption documents must be guaranteed as described in the Prospectus.

Automatic Withdrawal and Exchange Plans. Investors owning shares of the Fund valued at $5,000 or more can authorize the Transfer Agent to redeem shares
(having a value of at least $50) automatically on a monthly, quarterly, semi-annual or annual basis under an Automatic Withdrawal Plan. Shares will be redeemed three business days prior to the date requested by the shareholder for receipt of the payment. Automatic withdrawals of up to $1,500 per month may be requested by telephone if payments are to be made by check payable to all shareholders of record. Payments must also be sent to the address of record for the account and the address must not have been changed within the prior 30 days.
Required minimum distributions from OppenheimerFunds-sponsored retirement plans may not be arranged on this basis.

      Payments are normally made by check, but shareholders having AccountLink privileges (see "How To Buy Shares") may arrange to have Automatic Withdrawal
Plan payments transferred to the bank account designated on the account application or by signature-guaranteed instructions sent to the Transfer Agent.
Shares are normally redeemed pursuant to an Automatic Withdrawal Plan three business days before the payment transmittal date you select in the account application. If a contingent deferred sales charge applies to the redemption, the amount of the check or payment will be reduced accordingly.

      The Fund cannot guarantee receipt of a payment on the date requested. The
Fund reserves the right to amend, suspend or discontinue offering these plans at any time without prior notice. Because of the sales charge assessed on Class A share purchases, shareholders should not make regular additional Class A share purchases while participating in an Automatic Withdrawal Plan. Class B, Class C
and Class N shareholders should not establish automatic withdrawal plans, because of the potential imposition of the contingent deferred sales charge on such withdrawals (except where the Class B, Class C or Class N contingent deferred sales charge is waived as described in Appendix B to this Statement of
Additional Information).

      By requesting an Automatic Withdrawal or Exchange Plan, the shareholder agrees to the terms and conditions that apply to such plans, as stated below.
These provisions may be amended from time to time by the Fund and/or the
Distributor. When adopted, any amendments will automatically apply to existing
Plans.

      |X| Automatic Exchange Plans. Shareholders can authorize the Transfer
Agent to exchange a pre-determined amount of shares of the Fund for shares (of the same class) of other Oppenheimer funds automatically on a monthly, quarterly, semi-annual or annual basis under an Automatic Exchange Plan. The minimum amount that may be exchanged to each other fund account is $50.
Instructions should be provided on the OppenheimerFunds Application or signature-guaranteed instructions. Exchanges made under these plans are subject to the restrictions that apply to exchanges as set forth in "How to Exchange
Shares" in the Prospectus and below in this Statement of Additional Information.

      Automatic Withdrawal Plans. Fund shares will be redeemed as necessary to meet withdrawal payments. Shares acquired without a sales charge will be redeemed first. Shares acquired with reinvested dividends and capital gains distributions will be redeemed next, followed by shares acquired with a sales charge, to the extent necessary to make withdrawal payments. Depending upon the amount withdrawn, the investor's principal may be depleted. Payments made under these plans should not be considered as a yield or income on your investment.

      The Transfer Agent will administer the investor's Automatic Withdrawal
Plan as agent for the shareholder(s) (the "Planholder") who executed the Plan authorization and application submitted to the Transfer Agent. Neither the Fund nor the Transfer Agent shall incur any liability to the Planholder for any action taken or not taken by the Transfer Agent in good faith to administer the
Plan. Share certificates will not be issued for shares of the Fund purchased for and held under the Plan, but the Transfer Agent will credit all such shares to the account of the Planholder on the records of the Fund. Any share certificates held by a Planholder may be surrendered unendorsed to the Transfer Agent with the Plan application so that the shares represented by the certificate may be held under the Plan.

      For accounts subject to Automatic Withdrawal Plans, distributions of capital gains must be reinvested in shares of the Fund, which will be done at net asset value without a sales charge. Dividends on shares held in the account may be paid in cash or reinvested.

      Shares will be redeemed to make withdrawal payments at the net asset value per share determined on the redemption date. Checks or AccountLink payments representing the proceeds of Plan withdrawals will normally be transmitted three business days prior to the date selected for receipt of the payment, according to the choice specified in writing by the Planholder. Receipt of payment on the date selected cannot be guaranteed.

      The amount and the interval of disbursement payments and the address to which checks are to be mailed or AccountLink payments are to be sent may be changed at any time by the Planholder by writing to the Transfer Agent. The
Planholder should allow at least two weeks' time after mailing such notification for the requested change to be put in effect. The Planholder may, at any time, instruct the Transfer Agent by written notice to redeem all, or any part of, the shares held under the Plan. That notice must be in proper form in accordance with the requirements of the then-current Prospectus of the Fund. In that case, the Transfer Agent will redeem the number of shares requested at the net asset value per share in effect and will mail a check for the proceeds to the
Planholder.

      The Planholder may terminate a Plan at any time by writing to the Transfer
Agent. The Fund may also give directions to the Transfer Agent to terminate a
Plan. The Transfer Agent will also terminate a Plan upon its receipt of evidence satisfactory to it that the Planholder has died or is legally incapacitated.
Upon termination of a Plan by the Transfer Agent or the Fund, shares that have not been redeemed will be held in uncertificated form in the name of the
Planholder. The account will continue as a dividend-reinvestment, uncertificated account unless and until proper instructions are received from the Planholder, his or her executor or guardian, or another authorized person.

      To use Class A shares held under the Plan as collateral for a debt, the
Planholder may request issuance of a portion of the shares in certificated form.
Upon written request from the Planholder, the Transfer Agent will determine the number of shares for which a certificate may be issued without causing the withdrawal checks to stop. However, should such uncertificated shares become exhausted, Plan withdrawals will terminate.

      If the Transfer Agent ceases to act as transfer agent for the Fund, the
Planholder will be deemed to have appointed any successor transfer agent to act as agent in administering the Plan.

How to Exchange Shares. As stated in the Prospectus, shares of a particular class of Oppenheimer funds having more than one class of shares may be exchanged only for shares of the same class of other Oppenheimer funds. Shares of
Oppenheimer funds that have a single class without a class designation are deemed "Class A" shares for this purpose. You can obtain a current list showing which funds offer which classes of shares by calling the Distributor.

o     All of the Oppenheimer funds currently offer Class A, B, C, N and Y shares with the following exceptions:

      The following funds only offer Class A shares:
      Centennial America Fund, L.P.         Centennial New York Tax Exempt
                                            Trust
      Centennial California Tax Exempt      Centennial Tax Exempt Trust
      Trust
      Centennial Government Trust           Oppenheimer Money Market Fund,
                                            Inc.
      Centennial Money Market Trust

      The following funds do not offer Class N shares:
      Oppenheimer AMT-Free Municipals         Oppenheimer Pennsylvania
                                              Municipal Fund
      Oppenheimer AMT-Free New York           Oppenheimer Rochester National
      Municipals                              Municipals
      Oppenheimer California Municipal        Limited Term New York Municipal
      Fund                                    Fund
      Oppenheimer Limited Term Municipal      Oppenheimer Senior Floating
      Fund                                    Rate Fund
      Oppenheimer New Jersey Municipal        Rochester Fund Municipals
      Fund

      The following funds do not offer Class Y shares:
      Oppenheimer AMT-Free Municipals      Oppenheimer Limited Term Municipal
                                           Fund
      Oppenheimer AMT-Free New York        Oppenheimer Balanced Fund
      Municipals
      Oppenheimer California Municipal     Oppenheimer New Jersey Municipal
      Fund                                 Fund
      Oppenheimer Capital Income Fund      Oppenheimer Pennsylvania Municipal
                                           Fund
      Oppenheimer Cash Reserves            Oppenheimer Principal Protected
                                           Main Street Fund
      Oppenheimer Champion Income Fund     Oppenheimer Principal Protected
                                           Main Street Fund II
       Oppenheimer Convertible Securities Oppenheimer Quest Capital Value
                                 Fund Fund, Inc.
       Oppenheimer Disciplined Allocation Oppenheimer Quest International
                              Fund Value Fund, Inc.
       Oppenheimer Developing Markets Fund Oppenheimer Rochester National
                                           Municipals
      Oppenheimer Gold & Special Minerals  Oppenheimer Senior Floating Rate
      Fund                                 Fund
      Oppenheimer International Bond Fund  Oppenheimer Small Cap Value Fund
      Oppenheimer International Growth     Oppenheimer Total Return Bond Fund
      Fund

o     Class Y shares of Oppenheimer Real Asset Fund may not be exchanged for shares of any other fund.
o     Class B, Class C and Class N shares of Oppenheimer Cash Reserves are generally available only by exchange from the same class of shares of other Oppenheimer funds or through OppenheimerFunds-sponsored 401(k)
      plans.
o     Class M shares of Oppenheimer Convertible Securities Fund may be exchanged only for Class A shares of other Oppenheimer funds. They may not be acquired by exchange of shares of any class of any other Oppenheimer funds except Class A shares of Oppenheimer Money Market Fund or Oppenheimer Cash
      Reserves acquired by exchange of Class M shares.
o     Shares of Oppenheimer Capital Preservation Fund may not be exchanged for shares of Oppenheimer Money Market Fund, Inc., Oppenheimer Cash Reserves
      or Oppenheimer Limited-Term Government Fund. Only participants in certain retirement plans may purchase shares of Oppenheimer Capital Preservation
      Fund, and only those participants may exchange shares of other Oppenheimer funds for shares of Oppenheimer Capital Preservation Fund.
o     Class A shares of Oppenheimer funds may be exchanged at net asset value for shares of any money market fund offered by the Distributor. Shares of any money market fund purchased without a sales charge may be exchanged for shares of Oppenheimer funds offered with a sales charge upon payment of the sales charge. They may also be used to purchase shares of
      Oppenheimer funds subject to an early withdrawal charge or contingent deferred sales charge.
o     Shares of Oppenheimer Money Market Fund, Inc. purchased with the redemption proceeds of shares of other mutual funds (other than funds managed by the Manager or its subsidiaries) redeemed within the 30 days prior to that purchase may subsequently be exchanged for shares of other Oppenheimer funds without being subject to an initial sales charge or contingent deferred sales charge. To qualify for that privilege, the investor or the investor's dealer must notify the
      Distributor of eligibility for this privilege at the time the shares of
      Oppenheimer Money Market Fund, Inc. are purchased. If requested, they must supply proof of entitlement to this privilege.
o     Shares of the Fund acquired by reinvestment of dividends or distributions from any of the other Oppenheimer funds or from any unit investment trust for which reinvestment arrangements have been made with the Distributor may be exchanged at net asset value for shares of any of the Oppenheimer funds.
o     Shares of Oppenheimer Principal Protected Main Street Fund may be
      exchanged at net asset value for shares of any of the Oppenheimer funds.
      However, shareholders are not permitted to exchange shares of other
      Oppenheimer funds for shares of Oppenheimer Principal Protected Main
      Street Fund until after the expiration of the warranty period (8/5/2010).
o     Shares of Oppenheimer Principal Protected Main Street Fund II may be
      exchanged at net asset value for shares of any of the Oppenheimer funds.
      However, shareholders are not permitted to exchange shares of other
      Oppenheimer funds for shares of Oppenheimer Principal Protected Main
      Street Fund II until after the expiration of the warranty period
      (2/4/2011).

      The Fund may amend, suspend or terminate the exchange privilege at any time. Although the Fund may impose these changes at any time, it will provide you with notice of those changes whenever it is required to do so by applicable law. It may be required to provide 60 days' notice prior to materially amending or terminating the exchange privilege. That 60 day notice is not required in extraordinary circumstances.

      |X| How Exchanges Affect Contingent Deferred Sales Charges. No contingent deferred sales charge is imposed on exchanges of shares of any class purchased subject to a contingent deferred sales charge, with the following exceptions:

o When Class A shares of any Oppenheimer fund (other than Rochester National
Municipals and Rochester Fund Municipals) acquired by exchange of Class A shares of any Oppenheimer fund purchased subject to a Class A contingent deferred sales charge are redeemed within 18 months measured from the beginning of the calendar month of the initial purchase of the exchanged Class A shares, the Class A contingent deferred sales charge is imposed on the redeemed shares.

o When Class A shares of Rochester National Municipals and Rochester Fund
Municipals acquired by exchange of Class A shares of any Oppenheimer fund purchased subject to a Class A contingent deferred sales charge are redeemed within 24 months of the beginning of the calendar month of the initial purchase of the exchanged Class A shares, the Class A contingent deferred sales charge is imposed on the redeemed shares.

o If any Class A shares of another Oppenheimer fund that are exchanged for Class
A shares of Oppenheimer Senior Floating Rate Fund are subject to the Class A contingent deferred sales charge of the other Oppenheimer fund at the time of exchange, the holding period for that Class A contingent deferred sales charge will carry over to the Class A shares of Oppenheimer Senior Floating Rate Fund acquired in the exchange. The Class A shares of Oppenheimer Senior Floating Rate
Fund acquired in that exchange will be subject to the Class A Early Withdrawal
Charge of Oppenheimer Senior Floating Rate Fund if they are repurchased before the expiration of the holding period.

o When Class A shares of Oppenheimer Cash Reserves and Oppenheimer Money Market
Fund, Inc. acquired by exchange of Class A shares of any Oppenheimer fund purchased subject to a Class A contingent deferred sales charge are redeemed within the Class A holding period of the fund from which the shares were exchanged, the Class A contingent deferred sales charge of the fund from which the shares were exchanged is imposed on the redeemed shares.

o With respect to Class B shares (other than Limited-Term Government Fund,
Limited Term Municipal Fund, Limited Term New York Municipal Fund, Oppenheimer
Capital Preservation Fund and Oppenheimer Senior Floating Rate Fund), the Class
B contingent deferred sales charge is imposed on Class B shares acquired by exchange if they are redeemed within six years of the initial purchase of the exchanged Class B shares.

o With respect to Class B shares of Limited-Term Government Fund, Limited Term
Municipal Fund, Limited Term New York Municipal Fund, Oppenheimer Capital
Preservation Fund and Oppenheimer Senior Floating Rate Fund, the Class B
contingent deferred sales charge is imposed on Class B shares acquired by exchange if they are redeemed within 5 years of the initial purchase of the exchanged Class B shares.

o With respect to Class C shares, the Class C contingent deferred sales charge is imposed on Class C shares acquired by exchange if they are redeemed within 12 months of the initial purchase of the exchanged Class C shares.

o With respect to Class N shares, a 1% contingent deferred sales charge will be imposed if the retirement plan (not including IRAs and 403(b) plans) is terminated or Class N shares of all Oppenheimer funds are terminated as an investment option of the plan and Class N shares are redeemed within 18 months after the plan's first purchase of Class N shares of any Oppenheimer fund or with respect to an individual retirement plan or 403(b) plan, Class N shares are redeemed within 18 months of the plan's first purchase of Class N shares of any
Oppenheimer fund.

o When Class B, Class C or Class N shares are redeemed to effect an exchange, the priorities described in "How To Buy Shares" in the Prospectus for the imposition of the Class B, Class C or Class N contingent deferred sales charge will be followed in determining the order in which the shares are exchanged.
Before exchanging shares, shareholders should take into account how the exchange may affect any contingent deferred sales charge that might be imposed in the subsequent redemption of remaining shares.

      Shareholders owning shares of more than one class must specify which class of shares they wish to exchange.

      |X| Limits on Multiple Exchange Orders. The Fund reserves the right to reject telephone or written exchange requests submitted in bulk by anyone on behalf of more than one account. The Fund may accept requests for exchanges of up to 50 accounts per day from representatives of authorized dealers that qualify for this privilege.

      |X| Telephone Exchange Requests. When exchanging shares by telephone, a shareholder must have an existing account in the fund to which the exchange is to be made. Otherwise, the investors must obtain a prospectus of that fund before the exchange request may be submitted. If all telephone lines are busy
(which might occur, for example, during periods of substantial market fluctuations), shareholders might not be able to request exchanges by telephone and would have to submit written exchange requests.

      Processing Exchange Requests. Shares to be exchanged are redeemed on the regular business day the Transfer Agent receives an exchange request in proper form (the "Redemption Date"). Normally, shares of the fund to be acquired are purchased on the Redemption Date, but such purchases may be delayed by either fund up to five business days if it determines that it would be disadvantaged by an immediate transfer of the redemption proceeds. The Fund reserves the right, in its discretion, to refuse any exchange request that may disadvantage it. For example, if the receipt of multiple exchange requests from a dealer might require the disposition of portfolio securities at a time or at a price that might be disadvantageous to the Fund, the Fund may refuse the request.

      When you exchange some or all of your shares from one fund to another, any special account feature such as an Asset Builder Plan or Automatic Withdrawal
Plan, will be switched to the new fund account unless you tell the Transfer
Agent not to do so. However, special redemption and exchange features such as
Automatic Exchange Plans and Automatic Withdrawal Plans cannot be switched to an account in Oppenheimer Senior Floating Rate Fund.

      In connection with any exchange request, the number of shares exchanged may be less than the number requested if the exchange or the number requested would include shares subject to a restriction cited in the Prospectus or this
Statement of Additional Information, or would include shares covered by a share certificate that is not tendered with the request. In those cases, only the shares available for exchange without restriction will be exchanged.

      The different Oppenheimer funds available for exchange have different investment objectives, policies and risks. A shareholder should assure that the fund selected is appropriate for his or her investment and should be aware of the tax consequences of an exchange. For federal income tax purposes, an exchange transaction is treated as a redemption of shares of one fund and a purchase of shares of another. "Reinvestment Privilege," above, discusses some of the tax consequences of reinvestment of redemption proceeds in such cases.
The Fund, the Distributor, and the Transfer Agent are unable to provide investment, tax or legal advice to a shareholder in connection with an exchange request or any other investment transaction.

Dividends, Capital Gains and Taxes

Dividends and Distributions. The Fund has no fixed dividend rate and there can be no assurance as to the payment of any dividends or the realization of any capital gains. The dividends and distributions paid by a class of shares will vary from time to time depending on market conditions, the composition of the
Fund's portfolio, and expenses borne by the Fund or borne separately by a class.
Dividends are calculated in the same manner, at the same time, and on the same day for each class of shares. However, dividends on Class B, Class C and Class N shares are expected to be lower than dividends on Class A and Class Y shares.
That is because of the effect of the asset-based sales charge on Class B, Class
C and Class N shares. Those dividends will also differ in amount as a consequence of any difference in the net asset values of the different classes of shares.

Dividends, distributions and proceeds of the redemption of Fund shares represented by checks returned to the Transfer Agent by the Postal Service as undeliverable will be invested in shares of Oppenheimer Money Market Fund, Inc.
Reinvestment will be made as promptly as possible after the return of such checks to the Transfer Agent, to enable the investor to earn a return on otherwise idle funds. Unclaimed accounts may be subject to state escheatment laws, and the Fund and the Transfer Agent will not be liable to shareholders or their representatives for compliance with those laws in good faith.

Tax Status of the Fund's Dividends, Distributions and Redemptions of Shares. The
federal tax treatment of the Fund's dividends and capital gains distributions is briefly highlighted in the Prospectus. The following is only a summary of certain additional tax considerations generally affecting the Fund and its shareholders.

      The tax discussion in the Prospectus and this Statement of Additional
Information is based on tax law in effect on the date of the Prospectus and this
Statement of Additional Information. Those laws and regulations may be changed by legislative, judicial, or administrative action, sometimes with retroactive effect. State and local tax treatment of ordinary income dividends and capital gain dividends from regulated investment companies may differ from the treatment under the Internal Revenue Code described below. Potential purchasers of shares of the Fund are urged to consult their tax advisers with specific reference to their own tax circumstances as well as the consequences of federal, state and local tax rules affecting an investment in the Fund.

      Qualification as a Regulated Investment Company. The Fund has elected to be taxed as a regulated investment company under Subchapter M of the Internal
Revenue Code of 1986, as amended. As a regulated investment company, the Fund is not subject to federal income tax on the portion of its net investment income
(that is, taxable interest, dividends, and other taxable ordinary income, net of expenses) and capital gain net income (that is, the excess of net long-term capital gains over net short-term capital losses) that it distributes to shareholders. That qualification enables the Fund to "pass through" its income and realized capital gains to shareholders without having to pay tax on them.
This avoids a "double tax" on that income and capital gains, since shareholders normally will be taxed on the dividends and capital gains they receive from the
Fund (unless their Fund shares are held in a retirement account or the shareholder is otherwise exempt from tax).

      The Internal Revenue Code contains a number of complex tests relating to qualification that the Fund might not meet in a particular year. If it did not qualify as a regulated investment company, the Fund would be treated for tax purposes as an ordinary corporation and would receive no tax deduction for payments made to shareholders.

      To qualify as a regulated investment company, the Fund must distribute at least 90% of its investment company taxable income (in brief, net investment income and the excess of net short-term capital gain over net long-term capital loss) for the taxable year. The Fund must also satisfy certain other requirements of the Internal Revenue Code, some of which are described below.
Distributions by the Fund made during the taxable year or, under specified circumstances, within 12 months after the close of the taxable year, will be considered distributions of income and gains for the taxable year and will therefore count toward satisfaction of the above-mentioned requirement.

      To qualify as a regulated investment company, the Fund must derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies (to the extent such currency gains are directly related to the regulated investment company's principal business of investing in stock or securities) and certain other income.

      In addition to satisfying the requirements described above, the Fund must satisfy an asset diversification test in order to qualify as a regulated investment company. Under that test, at the close of each quarter of the Fund's taxable year, at least 50% of the value of the Fund's assets must consist of cash and cash items (including receivables), U.S. government securities, securities of other regulated investment companies, and securities of other issuers. As to each of those issuers, the Fund must not have invested more than
5% of the value of the Fund's total assets in securities of each such issuer and the Fund must not hold more than 10% of the outstanding voting securities of each such issuer. No more than 25% of the value of its total assets may be invested in the securities of any one issuer (other than U.S. government securities and securities of other regulated investment companies), or in two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses. For purposes of this test, obligations issued or guaranteed by certain agencies or instrumentalities of the U.S. government are treated as U.S. government securities.

      Excise Tax on Regulated Investment Companies. Under the Internal Revenue
Code, by December 31 each year, the Fund must distribute 98% of its taxable investment income earned from January 1 through December 31 of that year and 98%
of its capital gains realized in the period from November 1 of the prior year through October 31 of the current year. If it does not, the Fund must pay an excise tax on the amounts not distributed. It is presently anticipated that the
Fund will meet those requirements. To meet this requirement, in certain circumstances the Fund might be required to liquidate portfolio investments to make sufficient distributions to avoid excise tax liability. However, the Board of Trustees and the Manager might determine in a particular year that it would be in the best interests of shareholders for the Fund not to make such distributions at the required levels and to pay the excise tax on the undistributed amounts. That would reduce the amount of income or capital gains available for distribution to shareholders.

      Taxation of Fund Distributions. The Fund anticipates distributing substantially all of its investment company taxable income for each taxable year. Those distributions will be taxable to shareholders as ordinary income and treated as dividends for federal income tax purposes.

      Special provisions of the Internal Revenue Code govern the eligibility of the Fund's dividends for the dividends-received deduction for corporate shareholders. Long-term capital gains distributions are not eligible for the deduction. The amount of dividends paid by the Fund that may qualify for the deduction is limited to the aggregate amount of qualifying dividends that the
Fund derives from portfolio investments that the Fund has held for a minimum period, usually 46 days. A corporate shareholder will not be eligible for the deduction on dividends paid on Fund shares held for 45 days or less. To the extent the Fund's dividends are derived from gross income from option premiums, interest income or short-term gains from the sale of securities or dividends from foreign corporations, those dividends will not qualify for the deduction.

      The Fund may either retain or distribute to shareholders its net capital gain for each taxable year. The Fund currently intends to distribute any such amounts. If net long term capital gains are distributed and designated as a capital gain distribution, it will be taxable to shareholders as a long-term capital gain and will be properly identified in reports sent to shareholders in
January of each year. Such treatment will apply no matter how long the shareholder has held his or her shares or whether that gain was recognized by the Fund before the shareholder acquired his or her shares.

      If the Fund elects to retain its net capital gain, the Fund will be subject to tax on it at the 35% corporate tax rate. If the Fund elects to retain its net capital gain, the Fund will provide to shareholders of record on the last day of its taxable year information regarding their pro rata share of the gain and tax paid. As a result, each shareholder will be required to report his or her pro rata share of such gain on their tax return as long-term capital gain, will receive a refundable tax credit for his/her pro rata share of tax paid by the Fund on the gain, and will increase the tax basis for his/her shares by an amount equal to the deemed distribution less the tax credit.

      Investment income that may be received by the Fund from sources within foreign countries may be subject to foreign taxes withheld at the source. The
United States has entered into tax treaties with many foreign countries which entitle the Fund to a reduced rate of, or exemption from, taxes on such income.

      Distributions by the Fund that do not constitute ordinary income dividends or capital gain distributions will be treated as a return of capital to the extent of the shareholder's tax basis in their shares. Any excess will be treated as gain from the sale of those shares, as discussed below. Shareholders will be advised annually as to the U.S. federal income tax consequences of distributions made (or deemed made) during the year. If prior distributions made by the Fund must be re-characterized as a non-taxable return of capital at the end of the fiscal year as a result of the effect of the Fund's investment policies, they will be identified as such in notices sent to shareholders.

      Distributions by the Fund will be treated in the manner described above regardless of whether the distributions are paid in cash or reinvested in additional shares of the Fund (or of another fund). Shareholders receiving a distribution in the form of additional shares will be treated as receiving a distribution in an amount equal to the fair market value of the shares received, determined as of the reinvestment date.

      The Fund will be required in certain cases to withhold 28% of ordinary income dividends, capital gains distributions and the proceeds of the redemption of shares, paid to any shareholder (1) who has failed to provide a correct taxpayer identification number or to properly certify that number when required,
(2) who is subject to backup withholding for failure to report the receipt of interest or dividend income properly, or (3) who has failed to certify to the
Fund that the shareholder is not subject to backup withholding or is an "exempt recipient" (such as a corporation). All income and any tax withheld by the Fund is remitted by the Fund to the U.S. Treasury and is identified in reports mailed to shareholders in January of each year.

      Tax Effects of Redemptions of Shares. If a shareholder redeems all or a portion of his/her shares, the shareholder will recognize a gain or loss on the redeemed shares in an amount equal to the difference between the proceeds of the redeemed shares and the shareholder's adjusted tax basis in the shares. All or a portion of any loss recognized in that manner may be disallowed if the shareholder purchases other shares of the Fund within 30 days before or after the redemption.

      In general, any gain or loss arising from the redemption of shares of the
Fund will be considered capital gain or loss, if the shares were held as a capital asset. It will be long-term capital gain or loss if the shares were held for more than one year. However, any capital loss arising from the redemption of shares held for six months or less will be treated as a long-term capital loss to the extent of the amount of capital gain dividends received on those shares.
Special holding period rules under the Internal Revenue Code apply in this case to determine the holding period of shares and there are limits on the deductibility of capital losses in any year.

      Foreign Shareholders. Under U.S. tax law, taxation of a shareholder who is a foreign person (to include, but not limited to, a nonresident alien individual, a foreign trust, a foreign estate, a foreign corporation, or a foreign partnership) primarily depends on whether the foreign person's income from the Fund is effectively connected with the conduct of a U.S. trade or business. Typically, ordinary income dividends paid from a mutual fund are not considered "effectively connected" income.

      Ordinary income dividends that are paid by the Fund (and are deemed not
"effectively connected income") to foreign persons will be subject to a U.S. tax withheld by the Fund at a rate of 30%, provided the Fund obtains a properly completed and signed Certificate of Foreign Status. The tax rate may be reduced if the foreign person's country of residence has a tax treaty with the U.S.
allowing for a reduced tax rate on ordinary income dividends paid by the Fund.
All income and any tax withheld by the Fund is remitted by the Fund to the U.S.
Treasury and is identified in reports mailed to shareholders in March of each year.

      If the ordinary income dividends from the Fund are effectively connected with the conduct of a U.S. trade or business, then the foreign person may claim an exemption from the U.S. tax described above provided the Fund obtains a properly completed and signed Certificate of Foreign Status. If the foreign person fails to provide a certification of his/her foreign status, the Fund will be required to withhold U.S. tax at a rate of 28% on ordinary income dividends, capital gains distributions and the proceeds of the redemption of shares, paid to any foreign person. All income and any tax withheld (in this situation) by the Fund is remitted by the Fund to the U.S. Treasury and is identified in reports mailed to shareholders in January of each year.

      The tax consequences to foreign persons entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Foreign shareholders are urged to consult their own tax advisors or the U.S. Internal
Revenue Service with respect to the particular tax consequences to them of an investment in the Fund, including the applicability of the U.S. withholding taxes described above.

Dividend Reinvestment in Another Fund. Shareholders of the Fund may elect to reinvest all dividends and/or capital gains distributions in shares of the same class of any of the other Oppenheimer funds listed above. Reinvestment will be made without sales charge at the net asset value per share in effect at the close of business on the payable date of the dividend or distribution. To elect this option, the shareholder must notify the Transfer Agent in writing and must have an existing account in the fund selected for reinvestment. Otherwise the shareholder first must obtain a prospectus for that fund and an application from the Distributor to establish an account. Dividends and/or distributions from shares of certain other Oppenheimer funds (other than Oppenheimer Cash Reserves)
may be invested in shares of this Fund on the same basis.

Additional Information About the Fund

The Distributor. The Fund's shares are sold through dealers, brokers and other financial institutions that have a sales agreement with OppenheimerFunds
Distributor, Inc., a subsidiary of the Manager that acts as the Fund's
Distributor. The Distributor also distributes shares of the other Oppenheimer funds and is sub-distributor for funds managed by a subsidiary of the Manager.

The Transfer Agent. OppenheimerFunds Services, the Fund's Transfer Agent, is a
division of the Manager. It is responsible for maintaining the Fund's shareholder registry and shareholder accounting records, and for paying dividends and distributions to shareholders. It also handles shareholder servicing and administrative functions. It serves as the Transfer Agent for an annual per account fee. It also acts as shareholder servicing agent for the other Oppenheimer funds. Shareholders should direct inquiries about their accounts to the Transfer Agent at the address and toll-free numbers shown on the back cover.

The Custodian. Citibank, N.A. is the custodian of the Fund's assets. The custodian's responsibilities include safeguarding and controlling the Fund's portfolio securities and handling the delivery of such securities to and from the Fund. It is the practice of the Fund to deal with the custodian in a manner uninfluenced by any banking relationship the custodian may have with the Manager and its affiliates. The Fund's cash balances with the custodian in excess of
$100,000 are not protected by federal deposit insurance. Those uninsured balances at times may be substantial.

Independent Registered Public Accounting Firm. Deloitte & Touche LLP are the
Independent Registered Public Accounting Firm of the Fund. They audit the Fund's financial statements and perform other related audit services. They also act as the independent registered public accounting firm for certain other funds advised by the Manager and its affiliates. Audit and non-audit services provided by Deloitte & Touche LLP to the Fund must be pre-approved by the Audit
Committee.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
TO THE BOARD OF TRUSTEES AND SHAREHOLDERS OF
OPPENHEIMER MAIN STREET OPPORTUNITY FUND:

We have audited the accompanying statement of assets and liabilities of
Oppenheimer Main Street Opportunity Fund, including the statement of investments, as of July 31, 2004, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

      We conducted our audits in accordance with the standards of the Public
Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.
An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2004, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

      In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of
Oppenheimer Main Street Opportunity Fund as of July 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America.

/s/ DELOITTE & TOUCHE LLP
-------------------------
DELOITTE & TOUCHE LLP

Denver, Colorado
September 21, 2004

                  56 | OPPENHEIMER MAIN STREET OPPORTUNITY FUND

STATEMENT OF INVESTMENTS  July 31, 2004
--------------------------------------------------------------------------------

                                                                           VALUE
                                                        SHARES        SEE NOTE 1
--------------------------------------------------------------------------------
COMMON STOCKS--98.4%
--------------------------------------------------------------------------------
CONSUMER DISCRETIONARY--10.7%
--------------------------------------------------------------------------------
AUTO COMPONENTS--0.3%
Autoliv, Inc.                                           39,200    $    1,649,928
--------------------------------------------------------------------------------
Cooper Tire &
Rubber Co.                                              46,100         1,081,045
--------------------------------------------------------------------------------
Dana Corp.                                              82,000         1,581,780
--------------------------------------------------------------------------------
Drew Industries, Inc. 1                                 15,500           591,635
--------------------------------------------------------------------------------
Dura Automotive
Systems, Inc. 1                                          5,600            51,240
--------------------------------------------------------------------------------
Lear Corp.                                              12,000           661,560
--------------------------------------------------------------------------------
Spartan Motors, Inc.                                     3,700            44,400
--------------------------------------------------------------------------------
Stoneridge, Inc. 1                                       2,000            29,360
--------------------------------------------------------------------------------
TRW Automotive
Holdings Corp. 1                                         5,100           106,080
                                                                  --------------
                                                                       5,797,028

--------------------------------------------------------------------------------
AUTOMOBILES--0.4%
Ford Motor Co.                                         295,100         4,343,872
--------------------------------------------------------------------------------
General Motors Corp.                                    24,700         1,065,558
--------------------------------------------------------------------------------
Harley-Davidson, Inc.                                   14,600           874,102
--------------------------------------------------------------------------------
Monaco Coach Corp.                                      19,100           463,748
--------------------------------------------------------------------------------
Winnebago
Industries, Inc.                                        15,100           556,435
                                                                  --------------
                                                                       7,303,715

--------------------------------------------------------------------------------
DISTRIBUTORS--0.0%
Adesa, Inc. 1                                           20,200           365,014
--------------------------------------------------------------------------------
Pomeroy Computer
Resources, Inc.                                          2,900            33,292
--------------------------------------------------------------------------------
WESCO International,
Inc. 1                                                  14,300           293,865
                                                                  --------------
                                                                         692,171

--------------------------------------------------------------------------------
HOTELS, RESTAURANTS & LEISURE--1.5%
Ambassadors
Group, Inc.                                              4,500           119,700
--------------------------------------------------------------------------------
Ameristar Casinos, Inc.                                  7,500           201,600
--------------------------------------------------------------------------------
Applebee's
International, Inc.                                     40,350         1,074,924
--------------------------------------------------------------------------------
Boca Resorts, Inc.,
Cl. A 1                                                 10,600           206,700

                                                                           VALUE
                                                        SHARES          SEE NOTE
--------------------------------------------------------------------------------
HOTELS, RESTAURANTS & LEISURE Continued
Caesars Entertainment,
Inc. 1                                                 117,400        $1,729,302
--------------------------------------------------------------------------------
CBRL Group, Inc.                                        12,300           408,606
--------------------------------------------------------------------------------
CEC Entertainment,
Inc. 1                                                  11,650           423,478
--------------------------------------------------------------------------------
Checkers Drive-In
Restaurants, Inc. 1                                     10,900           116,739
--------------------------------------------------------------------------------
Choice Hotels
International, Inc.                                     18,900           994,140
--------------------------------------------------------------------------------
Dave & Buster's, Inc. 1                                 44,700           761,688
--------------------------------------------------------------------------------
Dover Downs
Gaming &
Entertainment, Inc.                                     23,000           225,170
--------------------------------------------------------------------------------
Frisch's Restaurants, Inc.                               1,100            26,521
--------------------------------------------------------------------------------
Harrah's
Entertainment, Inc.                                     15,800           734,542
--------------------------------------------------------------------------------
International Game
Technology                                             108,300         3,502,422
--------------------------------------------------------------------------------
Isle of Capri
Casinos, Inc. 1                                         56,500           913,605
--------------------------------------------------------------------------------
Jack in the Box, Inc. 1                                 39,600         1,263,240
--------------------------------------------------------------------------------
La Quinta Corp. 1                                        8,100            62,046
--------------------------------------------------------------------------------
Lone Star Steakhouse
& Saloon, Inc.                                          17,200           416,928
--------------------------------------------------------------------------------
Mandalay Resort
Group                                                   28,700         1,937,250
--------------------------------------------------------------------------------
Marriott International,
Inc., Cl. A                                             40,400         1,971,520
--------------------------------------------------------------------------------
McDonald's Corp.                                       222,300         6,113,250
--------------------------------------------------------------------------------
MGM Mirage, Inc. 1                                      24,800         1,094,920
--------------------------------------------------------------------------------
Penn National
Gaming, Inc. 1                                          30,000         1,080,000
--------------------------------------------------------------------------------
Steak n Shake Co.
(The) 1                                                 27,800           475,936
--------------------------------------------------------------------------------
Yum! Brands, Inc. 1                                     75,200         2,886,928
                                                                  --------------
                                                                      28,741,155

--------------------------------------------------------------------------------
HOUSEHOLD DURABLES--0.9%
Black & Decker Corp.                                    20,500         1,433,155
--------------------------------------------------------------------------------
Blount International,
Inc. 1                                                   4,700            56,259
--------------------------------------------------------------------------------
Centex Corp.                                             1,400            59,388

                  19 | OPPENHEIMER MAIN STREET OPPORTUNITY FUND

STATEMENT OF INVESTMENTS  Continued
--------------------------------------------------------------------------------

                                                                           VALUE
                                                        SHARES        SEE NOTE 1
--------------------------------------------------------------------------------
HOUSEHOLD DURABLES Continued
Chromcraft
Revington, Inc. 1                                        1,200    $       15,720
--------------------------------------------------------------------------------
CSS Industries, Inc.                                    29,100           924,216
--------------------------------------------------------------------------------
D.R. Horton, Inc.                                       35,500           980,865
--------------------------------------------------------------------------------
Harman International
Industries, Inc.                                         5,000           428,650
--------------------------------------------------------------------------------
Hovnanian Enterprises,
Inc., Cl. A 1                                           13,300           412,699
--------------------------------------------------------------------------------
KB Home                                                 27,800         1,780,590
--------------------------------------------------------------------------------
Kimball International,
Inc., Cl. B                                             10,100           138,976
--------------------------------------------------------------------------------
Leggett & Platt, Inc.                                   26,600           719,530
--------------------------------------------------------------------------------
Lennar Corp., Cl. A                                     21,000           896,280
--------------------------------------------------------------------------------
Lifetime Hoan Corp.                                      6,000            98,580
--------------------------------------------------------------------------------
M.D.C. Holdings, Inc.                                   14,110           947,487
--------------------------------------------------------------------------------
Meritage Corp. 1                                        15,500           959,450
--------------------------------------------------------------------------------
Mestek, Inc. 1                                           4,300            71,638
--------------------------------------------------------------------------------
Pulte Homes, Inc.                                       16,900           923,247
--------------------------------------------------------------------------------
Ryland Group, Inc.
(The)                                                   19,900         1,540,658
--------------------------------------------------------------------------------
Stanley Furniture
Co., Inc.                                                7,000           293,300
--------------------------------------------------------------------------------
Stanley Works (The)                                     36,500         1,547,600
--------------------------------------------------------------------------------
Technical Olympic
USA, Inc.                                               37,750           818,043
--------------------------------------------------------------------------------
Toll Brothers, Inc. 1                                   11,100           441,114
--------------------------------------------------------------------------------
Tupperware Corp.                                        30,100           516,817
--------------------------------------------------------------------------------
Whirlpool Corp.                                         17,100         1,067,724
                                                                  --------------
                                                                      17,071,986

--------------------------------------------------------------------------------
INTERNET & CATALOG RETAIL--0.3%
Amazon.com, Inc. 1                                      35,000         1,362,200
--------------------------------------------------------------------------------
Coldwater Creek, Inc. 1                                 16,050           302,061
--------------------------------------------------------------------------------
eBay, Inc. 1                                            48,200         3,775,506
--------------------------------------------------------------------------------
Priceline.com, Inc. 1                                   25,100           594,368
                                                                  --------------
                                                                       6,034,135

--------------------------------------------------------------------------------
LEISURE EQUIPMENT & PRODUCTS--0.2%
Brunswick Corp.                                         17,300           675,219
--------------------------------------------------------------------------------
Eastman Kodak Co.                                        8,000           211,920
--------------------------------------------------------------------------------
Hasbro, Inc.                                            52,600           955,742

                                                                           VALUE
                                                        SHARES        SEE NOTE 1
--------------------------------------------------------------------------------
LEISURE EQUIPMENT & PRODUCTS Continued
Marvel Enterprises,
Inc. 1                                                  48,100        $  627,705
--------------------------------------------------------------------------------
Nautilus Group, Inc.
(The)                                                   25,800           477,816
--------------------------------------------------------------------------------
Polaris Industries, Inc.                                13,500           645,300
--------------------------------------------------------------------------------
RC2 Corp. 1                                              6,500           204,100
--------------------------------------------------------------------------------
Steinway Musical
Instruments, Inc. 1                                      6,300           187,614
                                                                  --------------
                                                                       3,985,416

--------------------------------------------------------------------------------
MEDIA--2.2%
4Kids Entertainment,
Inc. 1                                                  12,800           278,784
--------------------------------------------------------------------------------
Belo Corp., Cl. A                                       20,400           476,952
--------------------------------------------------------------------------------
Clear Channel
Communications, Inc.                                    27,900           996,030
--------------------------------------------------------------------------------
Comcast Corp., Cl. A 1                                 266,700         7,307,580
--------------------------------------------------------------------------------
Cox Communications,
Inc., Cl. A 1                                           56,800         1,566,544
--------------------------------------------------------------------------------
Hearst-Argyle
Television, Inc.                                        26,800           606,484
--------------------------------------------------------------------------------
Information
Holdings, Inc. 1                                           900            24,570
--------------------------------------------------------------------------------
Knight-Ridder, Inc.                                      6,800           447,372
--------------------------------------------------------------------------------
McGraw-Hill Cos.,
Inc. (The)                                              55,600         4,173,336
--------------------------------------------------------------------------------
New Frontier
Media, Inc. 1                                            5,300            38,160
--------------------------------------------------------------------------------
NTL, Inc. 1                                              5,000           260,600
--------------------------------------------------------------------------------
R.H. Donnelley Corp. 1                                   7,700           349,426
--------------------------------------------------------------------------------
Readers Digest Assn.,
Inc. (The), Cl. A,
Non-Vtg                                                 25,400           362,712
--------------------------------------------------------------------------------
Reading International,
Inc. 1                                                   2,300            18,055
--------------------------------------------------------------------------------
Salem
Communications
Corp., Cl. A 1                                          10,900           276,860
--------------------------------------------------------------------------------
Thomas Nelson, Inc.                                     42,200           909,410
--------------------------------------------------------------------------------
Time Warner, Inc. 1                                    672,800        11,202,120
--------------------------------------------------------------------------------
Viacom, Inc., Cl. B                                    229,800         7,718,982
--------------------------------------------------------------------------------
Walt Disney Co. (The)                                  300,400         6,936,236

                  20 | OPPENHEIMER MAIN STREET OPPORTUNITY FUND

                                                                           VALUE
                                                        SHARES        SEE NOTE 1
--------------------------------------------------------------------------------
MEDIA Continued
World Wrestling
Federation
Entertainment, Inc.                                     11,100    $      141,081
                                                                  --------------
                                                                      44,091,294

--------------------------------------------------------------------------------
MULTILINE RETAIL--0.9%
Bon-Ton Stores, Inc.                                    17,900           247,199
--------------------------------------------------------------------------------
Dillard's, Inc., Cl. A                                  44,600         1,016,434
--------------------------------------------------------------------------------
Federated Department
Stores, Inc.                                            54,400         2,606,848
--------------------------------------------------------------------------------
J.C. Penney Co., Inc.
(Holding Co.)                                           56,200         2,248,000
--------------------------------------------------------------------------------
Kmart Holding Corp. 1                                   14,700         1,138,221
--------------------------------------------------------------------------------
May Department
Stores Co.                                              13,700           363,461
--------------------------------------------------------------------------------
Neiman Marcus
Group, Inc. (The), Cl. A                                12,500           681,875
--------------------------------------------------------------------------------
Nordstrom, Inc.                                         42,800         1,878,920
--------------------------------------------------------------------------------
Saks, Inc.                                              54,800           715,140
--------------------------------------------------------------------------------
Sears Roebuck & Co.                                     46,700         1,712,956
--------------------------------------------------------------------------------
Stein Mart, Inc. 1                                      27,000           489,780
--------------------------------------------------------------------------------
Target Corp.                                           121,000         5,275,600
                                                                  --------------
                                                                      18,374,434

--------------------------------------------------------------------------------
SPECIALTY RETAIL--3.5%
Abercrombie &
Fitch Co., Cl. A                                        32,600         1,202,288
--------------------------------------------------------------------------------
Advance Auto
Parts, Inc. 1                                           19,800           734,976
--------------------------------------------------------------------------------
American Eagle
Outfitters, Inc. 1                                      44,100         1,445,157
--------------------------------------------------------------------------------
AnnTaylor Stores
Corp. 1                                                 48,600         1,304,424
--------------------------------------------------------------------------------
AutoNation, Inc. 1                                      56,800           915,616
--------------------------------------------------------------------------------
Barnes & Noble, Inc. 1                                  24,700           849,186
--------------------------------------------------------------------------------
bebe stores, inc. 1                                     35,700           693,651
--------------------------------------------------------------------------------
Best Buy Co., Inc.                                      62,200         2,995,552
--------------------------------------------------------------------------------
Big 5 Sporting Goods
Corp. 1                                                 27,300           583,401
--------------------------------------------------------------------------------
Blair Corp.                                             16,300           446,620
--------------------------------------------------------------------------------
Blockbuster, Inc., Cl. A                                19,100           253,457
--------------------------------------------------------------------------------
Borders Group, Inc.                                     76,800         1,756,416

                                                                           VALUE
                                                        SHARES        SEE NOTE 1
--------------------------------------------------------------------------------
SPECIALTY RETAIL Continued
Buckle, Inc. (The)                                       2,300       $    63,250
--------------------------------------------------------------------------------
Building Materials
Holding Corp.                                           54,400         1,089,360
--------------------------------------------------------------------------------
Charming Shoppes,
Inc. 1                                                  58,300           427,922
--------------------------------------------------------------------------------
Circuit City Stores,
Inc./Circuit City Group                                 91,900         1,295,790
--------------------------------------------------------------------------------
Claire's Stores, Inc.                                   71,500         1,648,075
--------------------------------------------------------------------------------
Deb Shops, Inc.                                          1,800            41,256
--------------------------------------------------------------------------------
Dress Barn, Inc. (The) 1                                23,800           398,650
--------------------------------------------------------------------------------
Electronics Boutique
Holdings Corp. 1                                         9,200           231,012
--------------------------------------------------------------------------------
Foot Locker, Inc.                                       48,300         1,086,750
--------------------------------------------------------------------------------
Gap, Inc. (The)                                        227,000         5,152,900
--------------------------------------------------------------------------------
Goody's Family
Clothing, Inc.                                          86,200           751,664
--------------------------------------------------------------------------------
Guess?, Inc. 1                                          34,700           562,140
--------------------------------------------------------------------------------
Hibbett Sporting
Goods, Inc. 1                                           29,800           567,988
--------------------------------------------------------------------------------
Hollywood
Entertainment Corp. 1                                    3,400            43,894
--------------------------------------------------------------------------------
Home Depot, Inc.                                       540,700        18,232,404
--------------------------------------------------------------------------------
Jo-Ann Stores, Inc. 1                                    1,800            47,736
--------------------------------------------------------------------------------
Limited Brands, Inc.                                    71,700         1,465,548
--------------------------------------------------------------------------------
Loehmann's
Holdings, Inc. 1                                         8,300           188,833
--------------------------------------------------------------------------------
Lowe's Cos., Inc.                                       52,700         2,567,544
--------------------------------------------------------------------------------
Michaels Stores, Inc.                                   21,000         1,134,630
--------------------------------------------------------------------------------
Office Depot, Inc. 1                                    85,000         1,394,000
--------------------------------------------------------------------------------
Pacific Sunwear of
California, Inc. 1                                      72,700         1,483,080
--------------------------------------------------------------------------------
Pep Boys-Manny,
Moe & Jack                                              16,100           333,270
--------------------------------------------------------------------------------
RadioShack Corp.                                        40,200         1,123,590
--------------------------------------------------------------------------------
Regis Corp.                                             14,700           605,052
--------------------------------------------------------------------------------
Sherwin-Williams Co.                                    53,400         2,156,292
--------------------------------------------------------------------------------
Staples, Inc.                                          177,100         5,114,648
--------------------------------------------------------------------------------
Syms Corp. 1                                               800             8,304
--------------------------------------------------------------------------------
Talbots, Inc. (The)                                     28,100           865,480
--------------------------------------------------------------------------------
TJX Cos., Inc. (The)                                    95,900         2,250,773

                  21 | OPPENHEIMER MAIN STREET OPPORTUNITY FUND

STATEMENT OF INVESTMENTS  Continued
--------------------------------------------------------------------------------

                                                                           VALUE
                                                        SHARES        SEE NOTE 1
--------------------------------------------------------------------------------
SPECIALTY RETAIL Continued
Toys "R" Us, Inc. 1                                     50,800    $      836,168
--------------------------------------------------------------------------------
Trans World
Entertainment Corp. 1                                   21,800           216,474
--------------------------------------------------------------------------------
United Auto
Group, Inc.                                             16,600           455,504
--------------------------------------------------------------------------------
Urban Outfitters, Inc. 1                                19,700           585,878
--------------------------------------------------------------------------------
Zale Corp. 1                                            50,800         1,378,712
                                                                  --------------
                                                                      68,985,315

--------------------------------------------------------------------------------
TEXTILES, APPAREL & LUXURY GOODS--0.5%
Cherokee, Inc.                                           8,700           212,541
--------------------------------------------------------------------------------
Deckers Outdoor
Corp. 1                                                  9,300           272,025
--------------------------------------------------------------------------------
DHB Industries, Inc. 1                                  15,500           235,755
--------------------------------------------------------------------------------
Hampshire Group
Ltd. 1                                                  23,653           671,272
--------------------------------------------------------------------------------
Hartmarx Corp. 1                                        32,100           242,034
--------------------------------------------------------------------------------
Jones Apparel
Group, Inc.                                             44,900         1,677,015
--------------------------------------------------------------------------------
Kellwood Co.                                            18,200           730,730
--------------------------------------------------------------------------------
Kenneth Cole
Productions, Inc., Cl. A                                 1,700            54,553
--------------------------------------------------------------------------------
Nike, Inc., Cl. B                                       40,200         2,922,942
--------------------------------------------------------------------------------
Timberland Co., Cl. A 1                                 25,100         1,456,804
--------------------------------------------------------------------------------
VF Corp.                                                17,700           885,177
--------------------------------------------------------------------------------
Warnaco Group, Inc.
(The) 1                                                  9,000           170,100
                                                                  --------------
                                                                       9,530,948

--------------------------------------------------------------------------------
CONSUMER STAPLES--9.1%
--------------------------------------------------------------------------------
BEVERAGES--2.6%
Anheuser-Busch
Cos., Inc.                                             127,900         6,638,010
--------------------------------------------------------------------------------
Boston Beer Co., Inc.,
Cl. A 1                                                  1,800            41,364
--------------------------------------------------------------------------------
Coca-Cola Co. (The)                                    475,400        20,851,044
--------------------------------------------------------------------------------
Coca-Cola
Enterprises, Inc.                                       57,600         1,175,040
--------------------------------------------------------------------------------
National Beverage
Corp.                                                    7,600            63,460
--------------------------------------------------------------------------------
Pepsi Bottling Group,
Inc. (The)                                              50,900         1,417,565

                                                                          VALUE
                                                        SHARES        SEE NOTE 1
--------------------------------------------------------------------------------
BEVERAGES Continued
PepsiAmericas, Inc.                                     59,700       $ 1,120,569
--------------------------------------------------------------------------------
PepsiCo, Inc.                                          407,700        20,385,000
                                                                  --------------
                                                                      51,692,052

--------------------------------------------------------------------------------
FOOD & STAPLES RETAILING--2.2%
7-Eleven, Inc. 1                                        26,100           447,615
--------------------------------------------------------------------------------
Albertson's, Inc.                                       74,700         1,821,933
--------------------------------------------------------------------------------
Arden Group, Inc.,
Cl. A                                                    4,498           373,334
--------------------------------------------------------------------------------
BJ's Wholesale Club,
Inc. 1                                                  18,700           435,897
--------------------------------------------------------------------------------
Costco Wholesale
Corp.                                                   86,300         3,508,958
--------------------------------------------------------------------------------
Ingles Markets, Inc.,
Cl. A                                                    7,700            88,088
--------------------------------------------------------------------------------
Longs Drug Stores, Inc.                                 18,100           380,100
--------------------------------------------------------------------------------
Rite Aid Corp. 1                                       206,500         1,013,915
--------------------------------------------------------------------------------
Ruddick Corp.                                           22,000           430,320
--------------------------------------------------------------------------------
Smart & Final, Inc. 1                                   36,700           550,867
--------------------------------------------------------------------------------
SUPERVALU, Inc.                                         29,800           851,088
--------------------------------------------------------------------------------
Sysco Corp.                                             91,300         3,145,285
--------------------------------------------------------------------------------
Wal-Mart Stores, Inc.                                  548,900        29,097,189
--------------------------------------------------------------------------------
Weis Markets, Inc.                                      10,300           328,467
                                                                  --------------
                                                                      42,473,056

--------------------------------------------------------------------------------
FOOD PRODUCTS--0.8%
Alico, Inc.                                              1,200            46,308
--------------------------------------------------------------------------------
Archer-Daniels-
Midland Co.                                             60,200           928,886
--------------------------------------------------------------------------------
Corn Products
International, Inc.                                     21,900           944,328
--------------------------------------------------------------------------------
Del Monte Foods Co. 1                                   89,200           940,168
--------------------------------------------------------------------------------
Flowers Foods, Inc.                                     21,550           562,455
--------------------------------------------------------------------------------
Heinz (H.J.) Co.                                       131,900         4,865,791
--------------------------------------------------------------------------------
Hershey Foods Corp.                                     12,900           624,876
--------------------------------------------------------------------------------
J&J Snack Foods Corp. 1                                 10,300           378,319
--------------------------------------------------------------------------------
Kellogg Co.                                             52,900         2,203,814
--------------------------------------------------------------------------------
Lance, Inc.                                             11,500           172,960
--------------------------------------------------------------------------------
M&F Worldwide
Corp. 1                                                 83,800         1,094,428

                  22 | OPPENHEIMER MAIN STREET OPPORTUNITY FUND

                                                                           VALUE
                                                        SHARES        SEE NOTE 1
--------------------------------------------------------------------------------
FOOD PRODUCTS Continued
Maui Land &
Pineapple Co. 1                                            700    $       23,520
--------------------------------------------------------------------------------
Omega Protein Corp.                                     56,000           505,120
--------------------------------------------------------------------------------
Sara Lee Corp.                                          39,200           860,832
--------------------------------------------------------------------------------
Smithfield Foods, Inc. 1                                 3,600           102,024
--------------------------------------------------------------------------------
Tyson Foods, Inc., Cl. A                                92,000         1,753,520
                                                                  --------------
                                                                      16,007,349

--------------------------------------------------------------------------------
HOUSEHOLD PRODUCTS--1.8%
Chattem, Inc. 1                                          2,100            60,501
--------------------------------------------------------------------------------
Colgate-Palmolive Co.                                   78,300         4,165,560
--------------------------------------------------------------------------------
Energizer Holdings,
Inc. 1                                                   5,700           217,170
--------------------------------------------------------------------------------
Kimberly-Clark Corp.                                    48,500         3,107,395
--------------------------------------------------------------------------------
Nu Skin Asia Pacific,
Inc., Cl. A                                             40,300         1,100,593
--------------------------------------------------------------------------------
Procter & Gamble Co.
(The)                                                  492,200        25,668,230
--------------------------------------------------------------------------------
Rayovac Corp. 1                                         12,200           326,106
                                                                  --------------
                                                                      34,645,555

--------------------------------------------------------------------------------
PERSONAL PRODUCTS--0.4%
Avon Products, Inc.                                     47,400         2,038,674
--------------------------------------------------------------------------------
Del Laboratories, Inc.                                   3,159           108,417
--------------------------------------------------------------------------------
Estee Lauder Cos., Inc.
(The), Cl. A                                            21,800           957,020
--------------------------------------------------------------------------------
First Years, Inc. (The)                                  9,400           173,054
--------------------------------------------------------------------------------
Gillette Co.                                           131,800         5,137,564
                                                                  --------------
                                                                       8,414,729

--------------------------------------------------------------------------------
TOBACCO--1.3%
Altria Group, Inc.                                     483,900        23,033,640
--------------------------------------------------------------------------------
R.J. Reynolds Tobacco
Holdings, Inc.                                          34,300         2,467,885
--------------------------------------------------------------------------------
UST, Inc.                                                5,000           189,750
                                                                  --------------
                                                                      25,691,275

--------------------------------------------------------------------------------
ENERGY--9.6%
--------------------------------------------------------------------------------
ENERGY EQUIPMENT & SERVICES--0.7%
Cal Dive International,
Inc. 1                                                  25,700           796,700

                                                                          VALUE
                                                        SHARES        SEE NOTE 1
--------------------------------------------------------------------------------
ENERGY EQUIPMENT & SERVICES Continued
Diamond Offshore
Drilling, Inc.                                          23,600       $   576,784
--------------------------------------------------------------------------------
Ensign Resource
Service Group, Inc.                                     95,000         1,572,734
--------------------------------------------------------------------------------
Halliburton Co.                                         49,300         1,565,275
--------------------------------------------------------------------------------
Oil States
International, Inc. 1                                   80,000         1,316,800
--------------------------------------------------------------------------------
Precision Drilling
Corp. 1                                                 25,000         1,241,068
--------------------------------------------------------------------------------
RPC, Inc.                                                  900            13,887
--------------------------------------------------------------------------------
Schlumberger Ltd.                                       21,100         1,357,152
--------------------------------------------------------------------------------
Trican Well
Service Ltd. 1                                         130,000         4,194,810
--------------------------------------------------------------------------------
Veritas DGC, Inc. 1                                     41,400         1,019,682
                                                                  --------------
                                                                      13,654,892

--------------------------------------------------------------------------------
OIL & GAS--8.9%
Amerada Hess Corp.                                      28,900         2,408,815
--------------------------------------------------------------------------------
Apache Corp.                                            10,800           502,524
--------------------------------------------------------------------------------
Ashland, Inc.                                           21,500         1,123,805
--------------------------------------------------------------------------------
Atlas Energy Ltd. 1                                    500,000         1,289,959
--------------------------------------------------------------------------------
Berry Petroleum
Co., Cl. A                                               6,100           184,586
--------------------------------------------------------------------------------
Burlington
Resources, Inc.                                        139,600         5,328,532
--------------------------------------------------------------------------------
Callon Petroleum Co. 1                                  23,800           320,824
--------------------------------------------------------------------------------
Canadian Superior
Energy, Inc. 1                                         634,700           873,637
--------------------------------------------------------------------------------
Chesapeake Energy
Corp.                                                   81,000         1,243,350
--------------------------------------------------------------------------------
ChevronTexaco Corp.                                    275,000        26,303,750
--------------------------------------------------------------------------------
Cimarex Energy Co. 1                                    27,293           887,841
--------------------------------------------------------------------------------
Clear Energy, Inc. 1                                   264,466           736,009
--------------------------------------------------------------------------------
ConocoPhillips                                         114,800         9,042,796
--------------------------------------------------------------------------------
Crew Energy, Inc. 1                                     80,000           349,003
--------------------------------------------------------------------------------
Cyries Energy, Inc. 1                                   30,720           138,870
--------------------------------------------------------------------------------
Denbury Resources,
Inc. 1                                                  16,000           349,600
--------------------------------------------------------------------------------
Duvernay Oil Corp. 1                                    64,500           671,926

                  23 | OPPENHEIMER MAIN STREET OPPORTUNITY FUND

STATEMENT OF INVESTMENTS  Continued
--------------------------------------------------------------------------------

                                                                           VALUE
                                                        SHARES        SEE NOTE 1
--------------------------------------------------------------------------------
OIL & GAS Continued
Encore Acquisition
Co. 1                                                    5,500    $      162,085
--------------------------------------------------------------------------------
Energy Partners Ltd. 1                                  46,000           719,440
--------------------------------------------------------------------------------
EOG Resources, Inc.                                     36,400         2,313,220
--------------------------------------------------------------------------------
Esprit Exploration
Ltd. 1,2                                               361,200           978,052
--------------------------------------------------------------------------------
Esprit Exploration Ltd. 1                              213,800           578,924
--------------------------------------------------------------------------------
Exxon Mobil Corp.                                    1,430,000        66,209,000
--------------------------------------------------------------------------------
Forest Oil Corp. 1                                      20,000           565,800
--------------------------------------------------------------------------------
Frontier Oil Corp.                                      42,800           918,060
--------------------------------------------------------------------------------
General Maritime
Corp. 1                                                 23,900           708,874
--------------------------------------------------------------------------------
Holly Corp.                                             70,000         2,758,700
--------------------------------------------------------------------------------
Houston
Exploration Co. 1                                       31,200         1,684,800
--------------------------------------------------------------------------------
Kerr-McGee Corp.                                        35,500         1,863,750
--------------------------------------------------------------------------------
Ketch Resources Ltd. 1                                 100,000           936,442
--------------------------------------------------------------------------------
Magnum Hunter
Resources, Inc. 1                                       68,300           732,176
--------------------------------------------------------------------------------
Marathon Oil Corp.                                     109,300         4,117,331
--------------------------------------------------------------------------------
Maritrans, Inc.                                         35,400           550,470
--------------------------------------------------------------------------------
Meridian Resource
Corp. (The) 1                                           83,400           696,390
--------------------------------------------------------------------------------
Murphy Oil Corp.                                         5,600           433,104
--------------------------------------------------------------------------------
Newfield
Exploration Co. 1                                       16,900           998,283
--------------------------------------------------------------------------------
Noble Energy, Inc.                                      36,800         2,035,408
--------------------------------------------------------------------------------
Occidental Petroleum
Corp.                                                  114,300         5,631,561
--------------------------------------------------------------------------------
OMI Corp.                                               93,800         1,364,790
--------------------------------------------------------------------------------
OPTI Canada, Inc. 1                                     70,000           932,456
--------------------------------------------------------------------------------
Overseas Shipholding
Group, Inc.                                             22,500         1,010,475
--------------------------------------------------------------------------------
Paramount
Resources Ltd. 1                                       196,700         2,475,209
--------------------------------------------------------------------------------
Penn Virginia Corp.                                     20,600           776,414
--------------------------------------------------------------------------------
Petroleum
Development Corp. 1                                      4,400           117,084
--------------------------------------------------------------------------------
Pioneer Natural
Resources Co.                                           37,900         1,366,295
--------------------------------------------------------------------------------
Pogo Producing Co.                                      24,900         1,105,062

                                                                           VALUE
                                                        SHARES        SEE NOTE 1
--------------------------------------------------------------------------------
OIL & GAS Continued
ProEx Energy Ltd. 1                                     30,720       $   136,328
--------------------------------------------------------------------------------
Range Resources Corp.                                   19,400           324,950
--------------------------------------------------------------------------------
Real Resources, Inc. 1                                 165,000         1,061,113
--------------------------------------------------------------------------------
Resource America,
Inc., Cl. A                                              9,100           202,475
--------------------------------------------------------------------------------
StarPoint Energy Ltd. 1                                447,512         1,595,492
--------------------------------------------------------------------------------
Stelmar Shipping Ltd.                                    4,400           147,180
--------------------------------------------------------------------------------
Sunoco, Inc.                                            32,900         2,242,793
--------------------------------------------------------------------------------
Swift Energy Co. 1                                       6,800           154,292
--------------------------------------------------------------------------------
Talisman Energy, Inc.                                  100,000         2,373,073
--------------------------------------------------------------------------------
Teekay Shipping Corp.                                   36,000         1,432,080
--------------------------------------------------------------------------------
Tesoro Petroleum
Corp. 1                                                  9,200           266,800
--------------------------------------------------------------------------------
Thunder Energy, Inc. 1                                 207,976         1,073,122
--------------------------------------------------------------------------------
TransMontaigne, Inc. 1                                   1,400             8,834
--------------------------------------------------------------------------------
Tusk Energy, Inc. 1                                    300,000         1,033,471
--------------------------------------------------------------------------------
Unocal Corp.                                            68,900         2,670,564
--------------------------------------------------------------------------------
Valero Energy Corp.                                     33,600         2,517,312
--------------------------------------------------------------------------------
Vintage Petroleum, Inc.                                 26,900           459,990
--------------------------------------------------------------------------------
Williams Cos., Inc.
(The)                                                  150,000         1,822,500
--------------------------------------------------------------------------------
World Fuel Services
Corp.                                                   15,400           585,200
                                                                  --------------
                                                                     176,603,051

--------------------------------------------------------------------------------
FINANCIALS--22.5%
--------------------------------------------------------------------------------
CAPITAL MARKETS--0.4%
Bank of New York Co.,
Inc. (The)                                             173,600         4,987,528
--------------------------------------------------------------------------------
Mellon Financial Corp.                                  23,500           645,780
--------------------------------------------------------------------------------
Northern Trust Corp.                                    28,600         1,147,718
--------------------------------------------------------------------------------
Stifel Financial Corp. 1                                   600            14,544
--------------------------------------------------------------------------------
Tradestation Group,
Inc. 1                                                  26,900           160,055
                                                                  --------------
                                                                       6,955,625

--------------------------------------------------------------------------------
COMMERCIAL BANKS--8.4%
Alliance Financial
Corp.                                                    1,200            32,796
--------------------------------------------------------------------------------
Associated Banc-Corp                                    32,250           971,048
--------------------------------------------------------------------------------
Astoria Financial Corp.                                 11,500           392,840

                  24 | OPPENHEIMER MAIN STREET OPPORTUNITY FUND

                                                                           VALUE
                                                        SHARES        SEE NOTE 1
--------------------------------------------------------------------------------
COMMERCIAL BANKS Continued
Bank of America Corp.                                  479,131    $   40,730,926
--------------------------------------------------------------------------------
Bank of Hawaii Corp.                                    10,900           489,737
--------------------------------------------------------------------------------
Banknorth Group, Inc.                                   61,267         1,955,030
--------------------------------------------------------------------------------
Banner Corp.                                             3,400            92,684
--------------------------------------------------------------------------------
BB&T Corp.                                              55,780         2,160,359
--------------------------------------------------------------------------------
Berkshire Hills
Bancorp, Inc.                                            9,600           359,040
--------------------------------------------------------------------------------
Camden National
Corp.                                                    1,400            43,456
--------------------------------------------------------------------------------
Capital Crossing Bank 1                                  9,378           482,498
--------------------------------------------------------------------------------
CB Bancshares, Inc.                                      8,550           786,600
--------------------------------------------------------------------------------
Center Financial Corp.                                   3,600            54,504
--------------------------------------------------------------------------------
CFS Bancorp, Inc.                                        1,700            22,525
--------------------------------------------------------------------------------
Charter One
Financial, Inc.                                         83,300         3,699,353
--------------------------------------------------------------------------------
Citizens First
Bancorp, Inc.                                           13,500           317,250
--------------------------------------------------------------------------------
City Holding Co.                                        26,200           798,314
--------------------------------------------------------------------------------
City National Corp.                                     11,300           728,850
--------------------------------------------------------------------------------
Coastal Financial Corp.                                  1,962            29,391
--------------------------------------------------------------------------------
Colonial BancGroup,
Inc. (The)                                              72,400         1,396,596
--------------------------------------------------------------------------------
Columbia Banking
System, Inc.                                            23,963           521,675
--------------------------------------------------------------------------------
Comerica, Inc.                                          43,500         2,543,445
--------------------------------------------------------------------------------
Community Bank
System, Inc.                                            35,500           799,105
--------------------------------------------------------------------------------
Community First
Bankshares, Inc.                                        22,200           714,840
--------------------------------------------------------------------------------
Community Trust
Bancorp, Inc.                                            1,320            39,824
--------------------------------------------------------------------------------
ESB Financial Corp.                                        400             4,932
--------------------------------------------------------------------------------
EverTrust Financial
Group, Inc.                                              2,600            66,144
--------------------------------------------------------------------------------
Exchange National
Bancshares, Inc.                                         1,100            33,451
--------------------------------------------------------------------------------
Fidelity Bankshares,
Inc.                                                     1,600            54,704
--------------------------------------------------------------------------------
Fifth Third Bancorp                                     48,296         2,383,891
--------------------------------------------------------------------------------
First Citizens
BancShares, Inc., Cl. A                                  1,800           214,200

                                                                           VALUE
                                                        SHARES        SEE NOTE 1
--------------------------------------------------------------------------------
COMMERCIAL BANKS Continued
First Commonwealth
Financial Corp.                                         13,200       $   168,828
--------------------------------------------------------------------------------
First Defiance
Financial Corp.                                          3,400            80,750
--------------------------------------------------------------------------------
First Financial
Holdings, Inc.                                           9,600           279,840
--------------------------------------------------------------------------------
First Place Financial
Corp.                                                    7,400           131,868
--------------------------------------------------------------------------------
First Republic Bank                                     22,300           965,590
--------------------------------------------------------------------------------
Flushing Financial
Corp.                                                   29,950           517,536
--------------------------------------------------------------------------------
Fulton Financial Corp.                                   2,310            47,378
--------------------------------------------------------------------------------
Greenpoint Financial
Corp.                                                   65,300         2,653,139
--------------------------------------------------------------------------------
Hibernia Corp., Cl. A                                   50,400         1,275,120
--------------------------------------------------------------------------------
Home Federal
Bancorp                                                 12,900           322,500
--------------------------------------------------------------------------------
Horizon Financial
Corp.                                                    1,000            19,500
--------------------------------------------------------------------------------
Hudson River
Bancorp, Inc.                                           15,200           262,656
--------------------------------------------------------------------------------
Huntington
Bancshares, Inc.                                        58,200         1,423,572
--------------------------------------------------------------------------------
Independence
Community Bank
Corp.                                                   52,087         1,944,929
--------------------------------------------------------------------------------
Independent Bank
Corp., Michigan                                          1,403            35,889
--------------------------------------------------------------------------------
Indymac Mortgage
Holdings, Inc.                                          53,700         1,783,914
--------------------------------------------------------------------------------
International
Bancshares Corp.                                         4,934           190,206
--------------------------------------------------------------------------------
ITLA Capital Corp. 1                                     2,200            88,418
--------------------------------------------------------------------------------
KeyCorp                                                 72,000         2,172,960
--------------------------------------------------------------------------------
M&T Bank Corp.                                          17,400         1,622,202
--------------------------------------------------------------------------------
MAF Bancorp, Inc.                                       26,218         1,052,653
--------------------------------------------------------------------------------
NASB Financial, Inc.                                     3,300           130,317
--------------------------------------------------------------------------------
National City Corp.                                    162,500         5,931,250
--------------------------------------------------------------------------------
Oak Hill Financial, Inc.                                 1,300            42,198
--------------------------------------------------------------------------------
PAB Bankshares, Inc.                                       900            10,908
--------------------------------------------------------------------------------
Pacific Capital Bancorp                                 41,954         1,162,965

                  25 | OPPENHEIMER MAIN STREET OPPORTUNITY FUND

STATEMENT OF INVESTMENTS  Continued
--------------------------------------------------------------------------------

                                                                           VALUE
                                                        SHARES        SEE NOTE 1
--------------------------------------------------------------------------------
COMMERCIAL BANKS Continued
Parkvale Financial
Corp.                                                    2,900    $       75,690
--------------------------------------------------------------------------------
PennRock Financial
Services Corp.                                           5,830           162,249
--------------------------------------------------------------------------------
PFF Bancorp, Inc.                                        2,300            84,456
--------------------------------------------------------------------------------
PNC Financial
Services Group, Inc.                                    89,900         4,548,940
--------------------------------------------------------------------------------
Provident Financial
Holdings, Inc.                                           4,050            94,608
--------------------------------------------------------------------------------
Provident Financial
Services, Inc.                                           5,064            89,380
--------------------------------------------------------------------------------
Quaker City
Bancorp, Inc.                                            2,750           150,728
--------------------------------------------------------------------------------
R&G Financial
Corp., Cl. B                                            45,600         1,599,648
--------------------------------------------------------------------------------
Republic Bancorp,
Inc., Cl. A                                             20,990           422,529
--------------------------------------------------------------------------------
Santander BanCorp                                        1,650            37,950
--------------------------------------------------------------------------------
Silicon Valley
Bancshares 1                                            12,800           468,608
--------------------------------------------------------------------------------
Southwest
Bancorp, Inc.                                           30,600           572,832
--------------------------------------------------------------------------------
State Financial
Services Corp.                                          16,000           454,080
--------------------------------------------------------------------------------
Sterling Bancorp                                        22,600           609,296
--------------------------------------------------------------------------------
Sterling Financial
Corp., Western US                                       36,501         1,154,892
--------------------------------------------------------------------------------
SunTrust Banks, Inc.                                    67,100         4,425,245
--------------------------------------------------------------------------------
U.S. Bancorp                                           588,000        16,640,400
--------------------------------------------------------------------------------
UnionBanCal Corp.                                       34,200         1,985,310
--------------------------------------------------------------------------------
United Community
Financial Corp.                                          5,700            66,291
--------------------------------------------------------------------------------
Wachovia Corp.                                         374,700        16,602,957
--------------------------------------------------------------------------------
Webster Financial
Corp.                                                   20,111           943,608
--------------------------------------------------------------------------------
Wells Fargo & Co.                                      422,900        24,278,689
--------------------------------------------------------------------------------
WesBanco, Inc.                                           2,000            56,320
--------------------------------------------------------------------------------
Westcorp                                                16,500           686,070
--------------------------------------------------------------------------------
Wilshire State Bank 1                                    7,600           208,316
--------------------------------------------------------------------------------
WSFS Financial Corp.                                    24,500         1,218,875
--------------------------------------------------------------------------------
Zions Bancorp                                           23,900         1,445,950
                                                                  --------------
                                                                     166,321,011

                                                                           VALUE
                                                        SHARES        SEE NOTE 1
--------------------------------------------------------------------------------
CONSUMER FINANCE--0.0%
ASTA Funding, Inc.                                      19,059       $   287,791
--------------------------------------------------------------------------------
DIVERSIFIED FINANCIAL SERVICES--7.0%
American Capital
Strategies Ltd.                                         30,800           900,284
--------------------------------------------------------------------------------
American Express Co.                                   171,700         8,627,925
--------------------------------------------------------------------------------
Bear Stearns Cos.,
Inc. (The)                                              31,900         2,661,098
--------------------------------------------------------------------------------
Capital One
Financial Corp.                                         66,300         4,595,916
--------------------------------------------------------------------------------
Chicago Mercantile
Exchange (The)                                           5,500           690,250
--------------------------------------------------------------------------------
CIT Group, Inc.                                         65,500         2,276,780
--------------------------------------------------------------------------------
Citigroup, Inc.                                      1,140,000        50,262,600
--------------------------------------------------------------------------------
CompuCredit Corp. 1                                     58,000           912,340
--------------------------------------------------------------------------------
E*TRADE Financial
Corp. 1                                                138,200         1,529,874
--------------------------------------------------------------------------------
First Albany Cos., Inc.                                  7,900            66,676
--------------------------------------------------------------------------------
Franklin Resources, Inc.                                 7,700           371,525
--------------------------------------------------------------------------------
JPMorgan Chase & Co.                                   841,152        31,400,204
--------------------------------------------------------------------------------
Knight Trading
Group, Inc. 1                                           62,800           534,428
--------------------------------------------------------------------------------
MBNA Corp.                                             215,000         5,308,350
--------------------------------------------------------------------------------
Merrill Lynch
& Co., Inc.                                            201,800        10,033,496
--------------------------------------------------------------------------------
Morgan Stanley                                         262,400        12,944,192
--------------------------------------------------------------------------------
Principal Financial
Group, Inc. (The)                                       86,300         2,933,337
--------------------------------------------------------------------------------
Providian Financial
Corp. 1                                                 78,000         1,079,520
--------------------------------------------------------------------------------
Raymond James
Financial, Inc.                                          5,950           139,052
--------------------------------------------------------------------------------
Sanders Morris
Harris Group, Inc.                                       8,600           107,586
--------------------------------------------------------------------------------
WFS Financial, Inc.                                      1,800            82,350
                                                                  --------------
                                                                     137,457,783

--------------------------------------------------------------------------------
INSURANCE--5.0%
ACE Ltd.                                                33,000         1,339,470
--------------------------------------------------------------------------------
AFLAC, Inc.                                             51,400         2,037,496
--------------------------------------------------------------------------------
Allmerica Financial
Corp. 1                                                 51,600         1,538,196
--------------------------------------------------------------------------------
Allstate Corp.                                         144,600         6,807,768

                  26 | OPPENHEIMER MAIN STREET OPPORTUNITY FUND

                                                                           VALUE
                                                        SHARES        SEE NOTE 1
--------------------------------------------------------------------------------
INSURANCE Continued
American International
Group, Inc.                                            505,500    $   35,713,575
--------------------------------------------------------------------------------
American Medical
Security Group, Inc. 1                                  18,850           478,979
--------------------------------------------------------------------------------
AmerUs Group Co.                                        21,400           823,900
--------------------------------------------------------------------------------
Aon Corp.                                               80,900         2,138,996
--------------------------------------------------------------------------------
Arch Capital
Group Ltd. 1                                            20,100           773,850
--------------------------------------------------------------------------------
Aspen Insurance
Holdings Ltd.                                           12,700           299,720
--------------------------------------------------------------------------------
Baldwin & Lyons, Inc.,
Cl. B, Non-Vtg                                           2,325            59,450
--------------------------------------------------------------------------------
Chubb Corp.                                             60,100         4,133,678
--------------------------------------------------------------------------------
Cincinnati Financial
Corp.                                                   42,630         1,700,084
--------------------------------------------------------------------------------
CNA Financial Corp. 1                                   32,100           846,798
--------------------------------------------------------------------------------
Commerce Group, Inc.
(The)                                                    1,300            62,933
--------------------------------------------------------------------------------
Conseco, Inc. 1                                         10,400           186,992
--------------------------------------------------------------------------------
Delphi Financial
Group, Inc., Cl. A                                      13,500           547,425
--------------------------------------------------------------------------------
Donegal Group, Inc.,
Cl. A                                                   32,700           686,700
--------------------------------------------------------------------------------
EMC Insurance
Group, Inc.                                              3,000            63,960
--------------------------------------------------------------------------------
Fidelity National
Financial, Inc.                                         61,236         2,219,805
--------------------------------------------------------------------------------
First American Corp.
(The)                                                   34,500           926,670
--------------------------------------------------------------------------------
FPIC Insurance
Group, Inc. 1                                            7,700           182,490
--------------------------------------------------------------------------------
Genworth Financial,
Inc., Cl. A 1                                           46,900         1,066,506
--------------------------------------------------------------------------------
Hartford Financial
Services Group, Inc.
(The)                                                   83,400         5,429,340
--------------------------------------------------------------------------------
Horace Mann
Educators Corp.                                          4,700            78,772
--------------------------------------------------------------------------------
Hub International Ltd.                                     500             9,270
--------------------------------------------------------------------------------
Independence
Holding Co.                                              2,240            48,160
--------------------------------------------------------------------------------
Infinity Property
& Casualty Corp.                                         8,200          235,996

                                                                           VALUE
                                                        SHARES        SEE NOTE 1
--------------------------------------------------------------------------------
INSURANCE Continued
IPC Holdings Ltd.                                       15,500      $    581,250
--------------------------------------------------------------------------------
LandAmerica
Financial Group, Inc.                                   11,900           470,050
--------------------------------------------------------------------------------
Lincoln National Corp.                                  52,400         2,289,880
--------------------------------------------------------------------------------
Loews Corp.                                             32,400         1,834,812
--------------------------------------------------------------------------------
MBIA, Inc.                                              14,200           766,516
--------------------------------------------------------------------------------
Mercury General
Corp.                                                   11,700           551,421
--------------------------------------------------------------------------------
MetLife, Inc.                                           89,100         3,178,197
--------------------------------------------------------------------------------
National Western
Life Insurance Co.,
Cl. A 1                                                  2,800           447,664
--------------------------------------------------------------------------------
Nationwide Financial
Services, Inc., Cl. A                                   33,500         1,188,245
--------------------------------------------------------------------------------
Odyssey Re Holdings
Corp.                                                   15,900           371,265
--------------------------------------------------------------------------------
Ohio Casualty Corp. 1                                   29,700           555,390
--------------------------------------------------------------------------------
Old Republic
International Corp.                                     20,900           486,761
--------------------------------------------------------------------------------
Partnerre Holdings
Ltd.                                                    10,800           564,948
--------------------------------------------------------------------------------
Penn-America
Group, Inc.                                              2,300            29,900
--------------------------------------------------------------------------------
Philadelphia
Consolidated
Holding Co. 1                                            9,500           519,365
--------------------------------------------------------------------------------
Progressive Corp.                                       45,400         3,478,548
--------------------------------------------------------------------------------
Protective Life Corp.                                   26,000           942,500
--------------------------------------------------------------------------------
Reinsurance Group
of America, Inc.                                        30,900         1,231,365
--------------------------------------------------------------------------------
RenaissanceRe
Holdings Ltd.                                           25,300         1,340,900
--------------------------------------------------------------------------------
Safeco Corp.                                            40,500         1,905,930
--------------------------------------------------------------------------------
Safety Insurance
Group, Inc.                                                400             8,160
--------------------------------------------------------------------------------
StanCorp Financial
Group, Inc.                                             25,200         1,771,560
--------------------------------------------------------------------------------
State Auto Financial
Corp.                                                   12,500           386,625
--------------------------------------------------------------------------------
Torchmark Corp.                                         21,800         1,139,704
--------------------------------------------------------------------------------
Transatlantic
Holdings, Inc.                                           3,625           205,284

                  27 | OPPENHEIMER MAIN STREET OPPORTUNITY FUND

STATEMENT OF INVESTMENTS  Continued
--------------------------------------------------------------------------------

                                                                           VALUE
                                                        SHARES        SEE NOTE 1
--------------------------------------------------------------------------------
INSURANCE Continued
UICI 1                                                  11,900    $      284,648
--------------------------------------------------------------------------------
United Fire &
Casualty Co.                                             1,100            67,705
--------------------------------------------------------------------------------
Unitrin, Inc.                                           23,800           991,270
--------------------------------------------------------------------------------
Universal American
Financial Corp. 1                                       71,700           777,945
--------------------------------------------------------------------------------
Willis Group
Holdings Ltd.                                            5,800           201,840
--------------------------------------------------------------------------------
XL Capital Ltd., Cl. A                                   5,200           367,536
                                                                  --------------
                                                                      99,374,163

--------------------------------------------------------------------------------
REAL ESTATE--0.1%
Bluegreen Corp. 1                                       48,200           564,422
--------------------------------------------------------------------------------
Capital Trust, Cl. A                                     3,600            88,092
--------------------------------------------------------------------------------
Forest City
Enterprises, Inc., Cl. A                                 1,500            78,600
--------------------------------------------------------------------------------
Jones Lang
LaSalle, Inc. 1                                          8,800           255,200
--------------------------------------------------------------------------------
St. Joe Co. (The)                                       11,500           494,730
--------------------------------------------------------------------------------
Stratus Properties, Inc. 1                               7,300            99,718
--------------------------------------------------------------------------------
Trammell Crow Co. 1                                      2,600            34,866
--------------------------------------------------------------------------------
United Capital Corp. 1                                   1,500            26,955
                                                                  --------------
                                                                       1,642,583

--------------------------------------------------------------------------------
THRIFTS & MORTGAGE FINANCE--1.6%
Countrywide
Financial Corp.                                         78,400         5,652,640
--------------------------------------------------------------------------------
Doral Financial Corp.                                   21,125           829,156
--------------------------------------------------------------------------------
Fannie Mae                                             230,100        16,327,896
--------------------------------------------------------------------------------
Freddie Mac                                             47,700         3,067,587
--------------------------------------------------------------------------------
Fremont General
Corp.                                                   53,100           997,218
--------------------------------------------------------------------------------
MGIC Investment
Corp.                                                   30,200         2,144,200
--------------------------------------------------------------------------------
New Century
Financial Corp.                                         12,900           606,945
--------------------------------------------------------------------------------
Ocwen Financial
Corp. 1                                                  7,900            69,994
--------------------------------------------------------------------------------
PMI Group, Inc. (The)                                   27,800         1,146,194
--------------------------------------------------------------------------------
Severn Bancorp, Inc.                                       600            18,702
                                                                  --------------
                                                                      30,860,532

                                                                           VALUE
                                                        SHARES        SEE NOTE 1
--------------------------------------------------------------------------------
HEALTH CARE--12.1%
--------------------------------------------------------------------------------
BIOTECHNOLOGY--1.1%
Amgen, Inc. 1                                          197,700       $11,245,176
--------------------------------------------------------------------------------
ArQule, Inc. 1                                           6,100            26,047
--------------------------------------------------------------------------------
Charles River
Laboratories
International, Inc. 1                                   14,800           667,036
--------------------------------------------------------------------------------
Gen-Probe, Inc. 1                                        5,800           217,036
--------------------------------------------------------------------------------
Genentech, Inc. 1                                       34,000         1,655,120
--------------------------------------------------------------------------------
Nanogen, Inc. 1                                          6,500            31,460
--------------------------------------------------------------------------------
Wyeth                                                  194,800         6,895,920
                                                                  --------------
                                                                      20,737,795

--------------------------------------------------------------------------------
HEALTH CARE EQUIPMENT & SUPPLIES--1.7%
Abaxis, Inc. 1                                          23,000           345,230
--------------------------------------------------------------------------------
Align Technology, Inc. 1                                30,200           518,836
--------------------------------------------------------------------------------
American Medical
Systems Holdings, Inc. 1                                 7,300           232,286
--------------------------------------------------------------------------------
Arrow International,
Inc.                                                    10,500           291,060
--------------------------------------------------------------------------------
Aspect Medical
Systems, Inc. 1                                          1,500            24,015
--------------------------------------------------------------------------------
Bausch & Lomb, Inc.                                     27,900         1,718,361
--------------------------------------------------------------------------------
Beckman Coulter, Inc.                                   10,900           601,353
--------------------------------------------------------------------------------
Becton, Dickinson
& Co.                                                   50,000         2,361,500
--------------------------------------------------------------------------------
CNS, Inc.                                                6,000            60,360
--------------------------------------------------------------------------------
Dade Behring
Holdings, Inc. 1                                        28,300         1,406,227
--------------------------------------------------------------------------------
Datascope Corp.                                            400            13,884
--------------------------------------------------------------------------------
Exactech, Inc. 1                                         6,651           130,493
--------------------------------------------------------------------------------
Guidant Corp.                                           15,400           851,928
--------------------------------------------------------------------------------
Hospira, Inc. 1                                         70,360         1,823,028
--------------------------------------------------------------------------------
Kensey Nash Corp. 1                                     31,200           882,648
--------------------------------------------------------------------------------
Lifeline Systems, Inc. 1                                11,300           249,504
--------------------------------------------------------------------------------
Medtronic, Inc.                                        254,800        12,655,916
--------------------------------------------------------------------------------
Meridian Bioscience,
Inc. 1                                                  31,200           370,968
--------------------------------------------------------------------------------
Mine Safety
Applicances Co.                                         10,400           386,360
--------------------------------------------------------------------------------
Palomar Medical
Technologies, Inc. 1                                     8,600           127,624

                  28 | OPPENHEIMER MAIN STREET OPPORTUNITY FUND

                                                                           VALUE
                                                        SHARES        SEE NOTE 1
--------------------------------------------------------------------------------
HEALTH CARE EQUIPMENT & SUPPLIES Continued
PolyMedica Corp.                                         4,100    $      124,886
--------------------------------------------------------------------------------
Respironics, Inc. 1                                     11,400           635,208
--------------------------------------------------------------------------------
Stryker Corp.                                           96,500         4,601,120
--------------------------------------------------------------------------------
Sybron Dental
Specialties, Inc. 1                                     16,900           454,610
--------------------------------------------------------------------------------
Thermo Electron
Corp. 1                                                 35,000           900,200
--------------------------------------------------------------------------------
Ventana Medical
Systems, Inc. 1                                          6,000           299,580
--------------------------------------------------------------------------------
VISX, Inc. 1                                            38,500           824,285
--------------------------------------------------------------------------------
West Pharmaceutical
Services, Inc.                                             800            30,472
                                                                  --------------
                                                                      32,921,942

--------------------------------------------------------------------------------
HEALTH CARE PROVIDERS & SERVICES--2.4%
Aetna, Inc.                                             52,200         4,478,760
--------------------------------------------------------------------------------
Amedisys, Inc. 1                                        14,600           383,104
--------------------------------------------------------------------------------
Andrx Corp. 1                                           58,900         1,527,866
--------------------------------------------------------------------------------
Anthem, Inc. 1                                          11,000           907,170
--------------------------------------------------------------------------------
Beverly Enterprises,
Inc. 1                                                  71,500           563,420
--------------------------------------------------------------------------------
Bio-Reference
Laboratories, Inc. 1                                    61,100           757,029
--------------------------------------------------------------------------------
CIGNA Corp.                                             33,000         2,046,330
--------------------------------------------------------------------------------
Community Health
Systems, Inc. 1                                         20,900           514,349
--------------------------------------------------------------------------------
Computer Programs
& Systems, Inc.                                            600            12,204
--------------------------------------------------------------------------------
Covance, Inc. 1                                         17,800           653,082
--------------------------------------------------------------------------------
Coventry Health
Care, Inc. 1                                            32,600         1,666,186
--------------------------------------------------------------------------------
DaVita, Inc. 1                                          18,650           566,401
--------------------------------------------------------------------------------
Dendrite
International, Inc. 1                                   56,300           839,433
--------------------------------------------------------------------------------
eResearch
Technology, Inc. 1                                      36,550           910,461
--------------------------------------------------------------------------------
Genesis HealthCare
Corp. 1                                                  6,900           185,265
--------------------------------------------------------------------------------
Gentiva Health
Services, Inc. 1                                        53,600           815,256
--------------------------------------------------------------------------------
Humana, Inc. 1                                          42,600          771,486

                                                                           VALUE
                                                        SHARES        SEE NOTE 1
--------------------------------------------------------------------------------
HEALTH CARE PRODUCTS & SERVICES Continued
IMS Health, Inc.                                        46,300       $ 1,122,312
--------------------------------------------------------------------------------
Laboratory Corp.
of America Holdings 1                                   50,100         1,961,916
--------------------------------------------------------------------------------
LCA-Vision, Inc. 1                                      23,900           623,551
--------------------------------------------------------------------------------
LifePoint Hospitals,
Inc. 1                                                  27,000           902,070
--------------------------------------------------------------------------------
Medco Health
Solutions, Inc. 1                                       32,172           974,812
--------------------------------------------------------------------------------
National HealthCare
Corp.                                                    5,100           137,649
--------------------------------------------------------------------------------
National Medical
Health Card
Systems, Inc. 1                                         11,600           319,812
--------------------------------------------------------------------------------
Owens & Minor, Inc.                                     39,200         1,006,264
--------------------------------------------------------------------------------
PacifiCare Health
Systems, Inc. 1                                         29,200           892,644
--------------------------------------------------------------------------------
Parexel International
Corp. 1                                                 14,400           276,624
--------------------------------------------------------------------------------
PDI, Inc. 1                                             19,900           567,349
--------------------------------------------------------------------------------
Pediatrix Medical
Group, Inc. 1                                           18,600         1,176,264
--------------------------------------------------------------------------------
Prime Medical
Services, Inc. 1                                         9,500            69,825
--------------------------------------------------------------------------------
Quest Diagnostics, Inc.                                 19,000         1,559,520
--------------------------------------------------------------------------------
RehabCare Group,
Inc. 1                                                   5,000           119,750
--------------------------------------------------------------------------------
Res-Care, Inc. 1                                        22,300           250,206
--------------------------------------------------------------------------------
Service Corp.
International 1                                         98,000           622,300
--------------------------------------------------------------------------------
Sierra Health
Services, Inc. 1                                        22,300           985,660
--------------------------------------------------------------------------------
Stewart
Enterprises, Inc. 1                                     69,000           480,240
--------------------------------------------------------------------------------
Sunrise Senior
Living, Inc. 1                                          23,700           836,610
--------------------------------------------------------------------------------
Tenet Healthcare
Corp. 1                                                114,900         1,284,582
--------------------------------------------------------------------------------
Triad Hospitals, Inc. 1                                 29,100           991,146
--------------------------------------------------------------------------------
UnitedHealth
Group, Inc.                                             56,800         3,572,720
--------------------------------------------------------------------------------
US Oncology, Inc. 1                                    218,800         3,253,556
--------------------------------------------------------------------------------
VCA Antech, Inc. 1                                      22,000           924,660

                  29 | OPPENHEIMER MAIN STREET OPPORTUNITY FUND

STATEMENT OF INVESTMENTS  Continued
--------------------------------------------------------------------------------

                                                                           VALUE
                                                        SHARES        SEE NOTE 1
--------------------------------------------------------------------------------
HEALTH CARE PROVIDERS & SERVICES Continued
Ventiv Health, Inc. 1                                   21,400    $      326,136
--------------------------------------------------------------------------------
WellChoice, Inc. 1                                      18,200           666,120
--------------------------------------------------------------------------------
WellPoint Health
Networks, Inc. 1                                        45,653         4,615,518
                                                                  --------------
                                                                      48,117,618

--------------------------------------------------------------------------------
PHARMACEUTICALS--6.9%
Abbott Laboratories                                    265,000        10,427,750
--------------------------------------------------------------------------------
Bristol-Myers
Squibb Co.                                             207,300         4,747,170
--------------------------------------------------------------------------------
Eli Lilly & Co.                                        137,900         8,786,988
--------------------------------------------------------------------------------
Endo Pharmaceuticals
Holdings, Inc. 1                                        50,200           963,840
--------------------------------------------------------------------------------
Eon Labs, Inc. 1                                        35,000         1,019,200
--------------------------------------------------------------------------------
First Horizon
Pharmaceutical Corp. 1                                  36,300           634,161
--------------------------------------------------------------------------------
Johnson & Johnson                                      613,000        33,880,510
--------------------------------------------------------------------------------
Merck & Co., Inc.                                      527,300        23,913,055
--------------------------------------------------------------------------------
Perrigo Co.                                             52,900           881,314
--------------------------------------------------------------------------------
Pfizer, Inc.                                         1,584,900        50,653,404
                                                                  --------------
                                                                     135,907,392

--------------------------------------------------------------------------------
INDUSTRIALS--10.2%
--------------------------------------------------------------------------------
AEROSPACE & DEFENSE--1.2%
Applied Signal
Technology, Inc.                                        39,400         1,362,058
--------------------------------------------------------------------------------
Astronics Corp., Cl. B 1                                 1,850             8,926
--------------------------------------------------------------------------------
Boeing Co.                                             170,000         8,627,500
--------------------------------------------------------------------------------
General Dynamics
Corp.                                                   10,300         1,017,846
--------------------------------------------------------------------------------
Honeywell
International, Inc.                                     75,000         2,820,750
--------------------------------------------------------------------------------
Innovative Solutions
& Support, Inc. 1                                        3,600            80,172
--------------------------------------------------------------------------------
Orbital Sciences Corp. 1                                21,000           240,450
--------------------------------------------------------------------------------
Precision Castparts
Corp.                                                   20,400         1,149,132
--------------------------------------------------------------------------------
SI International, Inc. 1                                12,900           229,620
--------------------------------------------------------------------------------
United Technologies
Corp.                                                   79,600         7,442,600
                                                                  --------------
                                                                      22,979,054

                                                                           VALUE
                                                        SHARES        SEE NOTE 1
--------------------------------------------------------------------------------
AIR FREIGHT & LOGISTICS--0.5%
EGL, Inc. 1                                             36,400       $   924,924
--------------------------------------------------------------------------------
Forward Air Corp. 1                                      9,100           361,361
--------------------------------------------------------------------------------
Hub Group, Inc., Cl. A 1                                12,000           391,680
--------------------------------------------------------------------------------
United Parcel
Service, Inc., Cl. B                                   117,400         8,448,104
                                                                  --------------
                                                                      10,126,069

--------------------------------------------------------------------------------
BUILDING PRODUCTS--0.1%
American Standard
Cos., Inc. 1                                            32,800         1,242,792
--------------------------------------------------------------------------------
Masco Corp.                                             17,900           541,296
--------------------------------------------------------------------------------
NCI Building
Systems, Inc. 1                                         13,300           409,773
--------------------------------------------------------------------------------
Universal Forest
Products, Inc.                                          18,700           567,919
                                                                  --------------
                                                                       2,761,780

--------------------------------------------------------------------------------
COMMERCIAL SERVICES & SUPPLIES--1.0%
Administaff, Inc. 1                                      3,200            42,560
--------------------------------------------------------------------------------
Angelica Corp.                                           2,300            55,361
--------------------------------------------------------------------------------
Apollo Group,
Inc., Cl. A 1                                           31,000         2,590,050
--------------------------------------------------------------------------------
Brady Corp., Cl. A                                      11,600           524,320
--------------------------------------------------------------------------------
Bright Horizons
Family Solutions, Inc. 1                                 9,400           477,050
--------------------------------------------------------------------------------
Brink's Co. (The)                                       24,900           805,515
--------------------------------------------------------------------------------
Century Business
Services, Inc. 1                                         8,300            35,026
--------------------------------------------------------------------------------
ChoicePoint, Inc. 1                                      6,200           260,400
--------------------------------------------------------------------------------
CompX International,
Inc. 1                                                   4,400            61,688
--------------------------------------------------------------------------------
Consolidated
Graphics, Inc. 1                                        16,800           730,968
--------------------------------------------------------------------------------
Copart, Inc. 1                                          15,700           349,325
--------------------------------------------------------------------------------
CPI Corp.                                               10,300           138,226
--------------------------------------------------------------------------------
Darling International,
Inc. 1                                                 155,800           740,050
--------------------------------------------------------------------------------
Deluxe Corp.                                            20,600           907,430
--------------------------------------------------------------------------------
Dun & Bradstreet
Corp. 1                                                  8,400           471,576
--------------------------------------------------------------------------------
Duratek, Inc. 1                                         14,000           199,500
--------------------------------------------------------------------------------
Electro Rent Corp.                                       7,300            70,956

                  30 | OPPENHEIMER MAIN STREET OPPORTUNITY FUND

                                                                           VALUE
                                                        SHARES        SEE NOTE 1
--------------------------------------------------------------------------------
COMMERCIAL SERVICES & SUPPLIES Continued
Ennis, Inc.                                             28,600    $      520,520
--------------------------------------------------------------------------------
Exponent, Inc. 1                                        28,900           725,679
--------------------------------------------------------------------------------
General Binding Corp. 1                                 10,300           122,879
--------------------------------------------------------------------------------
Geo Group, Inc. (The) 1                                 16,400           301,760
--------------------------------------------------------------------------------
Healthcare Services
Group, Inc.                                              3,150            53,015
--------------------------------------------------------------------------------
Heidrick & Struggles
International, Inc. 1                                   16,900           447,174
--------------------------------------------------------------------------------
ICT Group, Inc. 1                                       21,000           191,940
--------------------------------------------------------------------------------
Ikon Office
Solutions, Inc.                                         67,900           805,973
--------------------------------------------------------------------------------
Imagistics
International, Inc. 1                                   11,900           386,750
--------------------------------------------------------------------------------
ITT Educational
Services, Inc. 1                                         7,300           232,505
--------------------------------------------------------------------------------
Korn-Ferry
International 1                                         46,600           830,878
--------------------------------------------------------------------------------
Labor Ready, Inc. 1                                     37,700           528,554
--------------------------------------------------------------------------------
Miller (Herman), Inc.                                   32,600           873,680
--------------------------------------------------------------------------------
Republic Services, Inc.                                 56,000         1,601,600
--------------------------------------------------------------------------------
Robert Half
International, Inc.                                     59,500         1,655,290
--------------------------------------------------------------------------------
Rollins, Inc.                                           19,950           461,843
--------------------------------------------------------------------------------
School Specialty, Inc. 1                                24,900           856,809
--------------------------------------------------------------------------------
SITEL Corp. 1                                           34,600           103,800
--------------------------------------------------------------------------------
Spherion Corp. 1                                         5,000            43,250
--------------------------------------------------------------------------------
University of
Phoenix Online. 1                                        4,700           404,999
--------------------------------------------------------------------------------
Waste Industries
USA, Inc.                                                  200             2,208
                                                                  --------------
                                                                      19,611,107

--------------------------------------------------------------------------------
CONSTRUCTION & ENGINEERING--0.1%
Comfort Systems
USA, Inc. 1                                             53,400           319,866
--------------------------------------------------------------------------------
Dycom Industries, Inc. 1                                 6,800           183,192
--------------------------------------------------------------------------------
Integrated Electrical
Services, Inc. 1                                        95,400           808,038
                                                                  --------------
                                                                       1,311,096

                                                                           VALUE
                                                        SHARES        SEE NOTE 1
--------------------------------------------------------------------------------
ELECTRICAL EQUIPMENT--0.5%
AMETEK, Inc.                                            21,500       $   663,060
--------------------------------------------------------------------------------
Cooper Industries
Ltd., Cl. A                                             10,400           591,448
--------------------------------------------------------------------------------
Emerson Electric Co.                                    57,500         3,490,250
--------------------------------------------------------------------------------
Genlyte Group, Inc.
(The) 1                                                  9,000           560,700
--------------------------------------------------------------------------------
Hubbell, Inc., Cl. B                                    33,200         1,500,640
--------------------------------------------------------------------------------
II-VI, Inc. 1                                           37,400         1,108,162
--------------------------------------------------------------------------------
Preformed Line
Products Co.                                               800            18,400
--------------------------------------------------------------------------------
Rockwell
Automation, Inc.                                        28,200         1,054,962
                                                                  --------------
                                                                       8,987,622

--------------------------------------------------------------------------------
INDUSTRIAL CONGLOMERATES--4.6%
3M Co.                                                 218,800        18,020,368
--------------------------------------------------------------------------------
Alleghany Corp.                                          1,000           270,500
--------------------------------------------------------------------------------
General Electric Co.                                 2,079,100        69,130,075
--------------------------------------------------------------------------------
Raven Industries, Inc.                                  18,900           720,468
--------------------------------------------------------------------------------
Standex
International Corp.                                      2,900            66,004
--------------------------------------------------------------------------------
Textron, Inc.                                           27,700         1,698,010
--------------------------------------------------------------------------------
United Industrial Corp.                                 27,900           683,829
                                                                  --------------
                                                                      90,589,254

--------------------------------------------------------------------------------
MACHINERY--1.5%
A.S.V., Inc. 1                                          31,100         1,025,678
--------------------------------------------------------------------------------
Alamo Group, Inc.                                        7,700           125,048
--------------------------------------------------------------------------------
Ampco-Pittsburgh
Corp.                                                   14,600           191,260
--------------------------------------------------------------------------------
Badger Meter, Inc.                                         100             4,475
--------------------------------------------------------------------------------
BHA Group, Inc., Cl. A                                  17,200           652,740
--------------------------------------------------------------------------------
Briggs & Stratton
Corp.                                                    8,700           726,450
--------------------------------------------------------------------------------
Cascade Corp.                                           24,500           717,115
--------------------------------------------------------------------------------
Caterpillar, Inc.                                       45,700         3,358,493
--------------------------------------------------------------------------------
Cummins, Inc.                                           22,500         1,562,175
--------------------------------------------------------------------------------
Deere & Co.                                             25,800         1,620,498
--------------------------------------------------------------------------------
Encore Wire Corp. 1                                      8,300           149,815
--------------------------------------------------------------------------------
Flanders Corp. 1                                         2,100            21,483
--------------------------------------------------------------------------------
Graco, Inc.                                             22,150           697,282

                  31 | OPPENHEIMER MAIN STREET OPPORTUNITY FUND

STATEMENT OF INVESTMENTS  Continued
--------------------------------------------------------------------------------

                                                                           VALUE
                                                        SHARES        SEE NOTE 1
--------------------------------------------------------------------------------
MACHINERY Continued
Greenbrier Cos., Inc. 1                                  1,200    $       27,540
--------------------------------------------------------------------------------
Harsco Corp.                                            14,000           628,320
--------------------------------------------------------------------------------
Illinois Tool Works, Inc.                                3,800           343,976
--------------------------------------------------------------------------------
Ingersoll-Rand Co.,
Cl. A                                                   34,600         2,376,674
--------------------------------------------------------------------------------
ITT Industries, Inc.                                    13,800         1,103,310
--------------------------------------------------------------------------------
Joy Global, Inc.                                        36,100         1,071,809
--------------------------------------------------------------------------------
Kadant, Inc. 1                                           9,200           184,920
--------------------------------------------------------------------------------
Kennametal, Inc.                                        23,500         1,034,000
--------------------------------------------------------------------------------
Lincoln Electric
Holdings, Inc.                                          17,300           588,373
--------------------------------------------------------------------------------
Middleby Corp. (The)                                     9,300           504,060
--------------------------------------------------------------------------------
Nordson Corp.                                           15,600           653,172
--------------------------------------------------------------------------------
Paccar, Inc.                                            48,800         2,926,048
--------------------------------------------------------------------------------
Pall Corp.                                              20,900           484,253
--------------------------------------------------------------------------------
Parker-Hannifin Corp.                                   36,700         2,105,846
--------------------------------------------------------------------------------
Penn Engineering &
Manufacturing Corp.                                      2,200            43,604
--------------------------------------------------------------------------------
Reliance Steel &
Aluminum Co.                                            14,200           565,444
--------------------------------------------------------------------------------
SPX Corp.                                               30,600         1,253,070
--------------------------------------------------------------------------------
Timken Co.                                              42,600         1,058,184
--------------------------------------------------------------------------------
Toro Co. (The)                                          14,100           923,550
                                                                  --------------
                                                                      28,728,665

--------------------------------------------------------------------------------
MARINE--0.0%
Kirby Corp. 1                                            2,300            88,780
--------------------------------------------------------------------------------
ROAD & RAIL--0.5%
Arkansas Best Corp.                                      8,300           290,251
--------------------------------------------------------------------------------
CNF Transportation,
Inc.                                                    32,700         1,349,202
--------------------------------------------------------------------------------
Genesee & Wyoming,
Inc., Cl. A 1                                           16,000           371,200
--------------------------------------------------------------------------------
Hunt (J.B.) Transport
Services, Inc.                                          39,300         1,509,513
--------------------------------------------------------------------------------
Landstar System, Inc. 1                                  3,600           179,316
--------------------------------------------------------------------------------
Mullen
Transportation, Inc.                                    41,000         1,287,514
--------------------------------------------------------------------------------
Norfolk Southern
Corp.                                                  104,400         2,786,436
--------------------------------------------------------------------------------
Ryder Systems, Inc.                                     37,700         1,617,330

                                                                           VALUE
                                                        SHARES        SEE NOTE 1
--------------------------------------------------------------------------------
ROAD & RAIL Continued
SCS Transportation,
Inc. 1                                                  36,100       $   929,575
--------------------------------------------------------------------------------
U.S. Xpress
Enterprises, Inc., Cl. A 1                              13,500           247,995
                                                                  --------------
                                                                      10,568,332

--------------------------------------------------------------------------------
TRADING COMPANIES & DISTRIBUTORS--0.2%
Applied Industrial
Technologies, Inc.                                      38,600         1,234,042
--------------------------------------------------------------------------------
Hughes Supply, Inc.                                     18,600         1,133,112
--------------------------------------------------------------------------------
Lawson Products, Inc.                                    2,700           100,224
--------------------------------------------------------------------------------
MSC Industrial
Direct Co., Inc., Cl. A                                 37,400         1,170,620
--------------------------------------------------------------------------------
W.W. Grainger, Inc.                                     20,300         1,074,885
                                                                  --------------
                                                                       4,712,883

--------------------------------------------------------------------------------
INFORMATION TECHNOLOGY--16.6%
--------------------------------------------------------------------------------
COMMUNICATIONS EQUIPMENT--3.0%
Adaptec, Inc. 1                                         18,200           136,318
--------------------------------------------------------------------------------
ADTRAN, Inc.                                            32,600           870,746
--------------------------------------------------------------------------------
Anaren Microwave,
Inc. 1                                                   4,800            57,552
--------------------------------------------------------------------------------
Aspect
Communications
Corp. 1                                                 66,303           561,586
--------------------------------------------------------------------------------
Brocade
Communications
Systems, Inc. 1                                        138,600           668,052
--------------------------------------------------------------------------------
Brooktrout, Inc. 1                                      53,100           468,342
--------------------------------------------------------------------------------
Cisco Systems, Inc. 1                                1,388,900        28,972,454
--------------------------------------------------------------------------------
Comverse
Technology, Inc. 1                                       8,900           151,834
--------------------------------------------------------------------------------
Digi International, Inc. 1                              54,900           623,115
--------------------------------------------------------------------------------
Ditech
Communications
Corp. 1                                                 28,600           588,874
--------------------------------------------------------------------------------
Harris Corp.                                            32,300         1,533,604
--------------------------------------------------------------------------------
Lucent Technologies,
Inc. 1                                                 757,400         2,310,070
--------------------------------------------------------------------------------
Motorola, Inc.                                         465,000         7,407,450
--------------------------------------------------------------------------------
Packeteer, Inc. 1                                       45,200           423,976
--------------------------------------------------------------------------------
Paradyne Networks,
Inc. 1                                                  18,600            91,140

                  32 | OPPENHEIMER MAIN STREET OPPORTUNITY FUND

                                                                           VALUE
                                                        SHARES        SEE NOTE 1
--------------------------------------------------------------------------------
COMMUNICATIONS EQUIPMENT Continued
Performance
Technologies, Inc. 1                                    51,100    $      306,089
--------------------------------------------------------------------------------
QUALCOMM, Inc.                                         169,100        11,681,428
--------------------------------------------------------------------------------
Scientific-Atlanta, Inc.                                54,400         1,672,800
--------------------------------------------------------------------------------
SCM Microsystems,
Inc. 1                                                   1,900             7,144
--------------------------------------------------------------------------------
Symmetricom, Inc. 1                                     43,300           355,060
                                                                  --------------
                                                                      58,887,634

--------------------------------------------------------------------------------
COMPUTERS & PERIPHERALS--3.7%
Apple Computer, Inc. 1                                  86,600         2,800,644
--------------------------------------------------------------------------------
Dell, Inc. 1                                           602,100        21,356,487
--------------------------------------------------------------------------------
Hewlett-Packard Co.                                    646,700        13,031,005
--------------------------------------------------------------------------------
International Business
Machines Corp.                                         334,000        29,081,380
--------------------------------------------------------------------------------
Lexmark International,
Inc., Cl. A 1                                           39,400         3,486,900
--------------------------------------------------------------------------------
NCR Corp. 1                                             37,400         1,736,482
--------------------------------------------------------------------------------
Presstek, Inc. 1                                        44,500           380,030
--------------------------------------------------------------------------------
SBS Technologies, Inc. 1                                 2,300            29,555
--------------------------------------------------------------------------------
Storage Technology
Corp. 1                                                 45,000         1,122,750
--------------------------------------------------------------------------------
Synaptics, Inc. 1                                       15,700           232,203
                                                                  --------------
                                                                      73,257,436

--------------------------------------------------------------------------------
ELECTRONIC EQUIPMENT & INSTRUMENTS--0.9%
Agilent Technologies,
Inc. 1                                                  54,800         1,304,788
--------------------------------------------------------------------------------
Agilysys, Inc.                                          13,700           204,130
--------------------------------------------------------------------------------
Amphenol Corp., Cl. A 1                                  1,800            56,574
--------------------------------------------------------------------------------
Anixter International,
Inc.                                                    21,300           713,124
--------------------------------------------------------------------------------
Arrow Electronics, Inc. 1                               66,100         1,563,926
--------------------------------------------------------------------------------
Avnet, Inc. 1                                           48,400           939,928
--------------------------------------------------------------------------------
Cognex Corp.                                            28,600           860,288
--------------------------------------------------------------------------------
Coherent, Inc. 1                                         1,000            26,315
--------------------------------------------------------------------------------
Dionex Corp. 1                                           9,800           462,462
--------------------------------------------------------------------------------
Hypercom Corp. 1                                        46,000           312,800
--------------------------------------------------------------------------------
Ingram Micro, Inc.,
Cl. A 1                                                 35,500           505,875

                                                                           VALUE
                                                        SHARES        SEE NOTE 1
--------------------------------------------------------------------------------
ELECTRONIC EQUIPMENT & INSTRUMENTS Continued
Keithley Instruments,
Inc.                                                    14,100       $   292,152
--------------------------------------------------------------------------------
Littlefuse, Inc. 1                                      19,200           744,960
--------------------------------------------------------------------------------
Maxwell
Technologies, Inc. 1                                     7,700            71,687
--------------------------------------------------------------------------------
Measurement
Specialties, Inc. 1                                     17,100           367,137
--------------------------------------------------------------------------------
Mettler-Toledo
International, Inc. 1                                    9,500           396,150
--------------------------------------------------------------------------------
Molex, Inc.                                             47,400         1,372,704
--------------------------------------------------------------------------------
MTS Systems Corp.                                       17,200           369,284
--------------------------------------------------------------------------------
Nu Horizons
Electronics Corp. 1                                      1,600            12,320
--------------------------------------------------------------------------------
Park Electrochemical
Corp.                                                    1,800            41,364
--------------------------------------------------------------------------------
Paxar Corp. 1                                           47,600           917,728
--------------------------------------------------------------------------------
PC Connection, Inc. 1                                   19,500           149,195
--------------------------------------------------------------------------------
PerkinElmer, Inc.                                       68,300         1,200,714
--------------------------------------------------------------------------------
Sanmina-SCI Corp. 1                                    202,400         1,485,616
--------------------------------------------------------------------------------
Tech Data Corp. 1                                       28,400         1,063,864
--------------------------------------------------------------------------------
Tektronix, Inc.                                         46,800         1,422,720
--------------------------------------------------------------------------------
Varian, Inc. 1                                             700            26,530
                                                                  --------------
                                                                      16,884,335

--------------------------------------------------------------------------------
INTERNET SOFTWARE & SERVICES--0.3%
Corillian Corp. 1                                       81,200           401,940
--------------------------------------------------------------------------------
Covansys Corp. 1                                        28,400           262,416
--------------------------------------------------------------------------------
CyberSource Corp. 1                                     33,300           168,498
--------------------------------------------------------------------------------
Digitas, Inc. 1                                         55,242           369,569
--------------------------------------------------------------------------------
EarthLink, Inc. 1                                       76,000           750,120
--------------------------------------------------------------------------------
InfoSpace, Inc. 1                                       16,500           618,090
--------------------------------------------------------------------------------
MicroStrategy, Inc.,
Cl. A 1                                                 20,600           829,356
--------------------------------------------------------------------------------
Modem Media, Inc. 1                                     54,100           248,319
--------------------------------------------------------------------------------
Selectica, Inc. 1                                       17,400            69,252
--------------------------------------------------------------------------------
United Online, Inc. 1                                   37,600           586,560
--------------------------------------------------------------------------------
VeriSign, Inc. 1                                        19,300           337,943
--------------------------------------------------------------------------------
Vitria Technology, Inc. 1                               13,200            33,396
--------------------------------------------------------------------------------
Websense, Inc. 1                                        15,100           576,669
                                                                  --------------
                                                                       5,252,128

                  33 | OPPENHEIMER MAIN STREET OPPORTUNITY FUND

STATEMENT OF INVESTMENTS  Continued
--------------------------------------------------------------------------------

                                                                           VALUE
                                                        SHARES        SEE NOTE 1
--------------------------------------------------------------------------------
IT SERVICES--0.7%
Acxiom Corp.                                            50,700    $    1,115,400
--------------------------------------------------------------------------------
American Software,
Inc.                                                     3,000            16,740
--------------------------------------------------------------------------------
Answerthink, Inc. 1                                     75,500           350,320
--------------------------------------------------------------------------------
Automatic Data
Processing, Inc.                                       121,600         5,104,768
--------------------------------------------------------------------------------
BISYS Group, Inc.
(The) 1                                                 49,700           678,405
--------------------------------------------------------------------------------
CheckFree Corp. 1                                       35,100         1,054,404
--------------------------------------------------------------------------------
Computer Sciences
Corp. 1                                                 22,000         1,039,500
--------------------------------------------------------------------------------
Convergys Corp. 1                                       31,500           417,060
--------------------------------------------------------------------------------
CSG Systems
International, Inc. 1                                   47,500           779,000
--------------------------------------------------------------------------------
Information
Resources, Inc. 1                                       50,400           146,160
--------------------------------------------------------------------------------
infoUSA, Inc. 1                                         81,900           736,281
--------------------------------------------------------------------------------
Lawson Software, Inc. 1                                 63,800           452,980
--------------------------------------------------------------------------------
ManTech
International Corp. 1                                   22,500           321,750
--------------------------------------------------------------------------------
National Processing,
Inc. 1                                                   1,400            36,792
--------------------------------------------------------------------------------
Sabre Holdings Corp.                                    42,600         1,087,578
--------------------------------------------------------------------------------
SS&C Technologies, Inc.                                 49,100           989,365
                                                                  --------------
                                                                      14,326,503

--------------------------------------------------------------------------------
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT--3.4%
ADE Corp. 1                                             18,100           314,216
--------------------------------------------------------------------------------
Advanced Micro
Devices, Inc. 1                                         95,500         1,192,795
--------------------------------------------------------------------------------
Altera Corp. 1                                          95,000         1,977,900
--------------------------------------------------------------------------------
Analog Devices, Inc.                                   124,300         4,934,710
--------------------------------------------------------------------------------
Applied Materials, Inc. 1                               46,000           780,620
--------------------------------------------------------------------------------
Atmel Corp. 1                                          242,300         1,037,044
--------------------------------------------------------------------------------
Broadcom Corp., Cl. A 1                                  7,400           261,664
--------------------------------------------------------------------------------
Cirrus Logic, Inc. 1                                    63,800           387,904
--------------------------------------------------------------------------------
Cree, Inc. 1                                            51,000         1,141,380
--------------------------------------------------------------------------------
Diodes, Inc. 1                                          15,800           362,136
--------------------------------------------------------------------------------
Entegris, Inc. 1                                        36,500           324,850
--------------------------------------------------------------------------------
Exar Corp. 1                                            17,300           233,031

                                                                           VALUE
                                                        SHARES        SEE NOTE 1
--------------------------------------------------------------------------------
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT Continued
Intel Corp.                                          1,472,700       $35,904,426
--------------------------------------------------------------------------------
International Rectifier
Corp. 1                                                 13,000           509,600
--------------------------------------------------------------------------------
Lam Research Corp. 1                                    33,700           803,745
--------------------------------------------------------------------------------
Linear Technology
Corp.                                                   32,600         1,274,660
--------------------------------------------------------------------------------
MEMC Electronic
Materials, Inc. 1                                       91,200           829,008
--------------------------------------------------------------------------------
Micrel, Inc. 1                                          77,400           794,898
--------------------------------------------------------------------------------
Microchip
Technology, Inc.                                        64,000         1,854,080
--------------------------------------------------------------------------------
Microsemi Corp. 1                                       66,500           814,625
--------------------------------------------------------------------------------
National
Semiconductor Corp. 1                                  114,900         1,970,535
--------------------------------------------------------------------------------
Semtech Corp. 1                                          8,500           168,725
--------------------------------------------------------------------------------
Silicon Image, Inc. 1                                   10,000           119,900
--------------------------------------------------------------------------------
Siliconix, Inc. 1                                          600            25,572
--------------------------------------------------------------------------------
Teradyne, Inc. 1                                        12,600           215,460
--------------------------------------------------------------------------------
Texas Instruments, Inc.                                334,100         7,126,353
--------------------------------------------------------------------------------
Ultra Clean
Holdings, Inc. 1                                        16,000           105,120
--------------------------------------------------------------------------------
Xilinx, Inc.                                            36,200         1,065,366
--------------------------------------------------------------------------------
ZiLOG, Inc. 1                                            3,500            26,600
                                                                  --------------
                                                                      66,556,923

--------------------------------------------------------------------------------
SOFTWARE--4.6%
Activision, Inc. 1                                      44,250           648,263
--------------------------------------------------------------------------------
Actuate Corp. 1                                         18,000            64,800
--------------------------------------------------------------------------------
Adobe Systems, Inc.                                     55,500         2,340,990
--------------------------------------------------------------------------------
Amdocs Ltd. 1                                           25,100           544,670
--------------------------------------------------------------------------------
Ansoft Corp. 1                                          18,800           259,440
--------------------------------------------------------------------------------
Ansys, Inc. 1                                           22,200         1,053,168
--------------------------------------------------------------------------------
Autodesk, Inc.                                          43,400         1,744,680
--------------------------------------------------------------------------------
BMC Software, Inc. 1                                    89,200         1,398,656
--------------------------------------------------------------------------------
Compuware Corp. 1                                      249,000         1,230,060
--------------------------------------------------------------------------------
Entrust Technologies,
Inc. 1                                                 137,014           382,269
--------------------------------------------------------------------------------
ePlus, inc. 1                                           28,000           253,960
--------------------------------------------------------------------------------
FactSet Research
Systems, Inc.                                           12,500           539,375

                  34 | OPPENHEIMER MAIN STREET OPPORTUNITY FUND

                                                                           VALUE
                                                        SHARES        SEE NOTE 1
--------------------------------------------------------------------------------
SOFTWARE Continued
FileNet Corp. 1                                         29,100    $      552,900
--------------------------------------------------------------------------------
McAfee, Inc.                                            55,000           988,900
--------------------------------------------------------------------------------
Microsoft Corp.                                      1,865,000        53,077,900
--------------------------------------------------------------------------------
Mobius Management
Systems, Inc. 1                                          9,300            56,358
--------------------------------------------------------------------------------
MRO Software, Inc. 1                                     9,700           102,917
--------------------------------------------------------------------------------
OPNET Technologies,
Inc. 1                                                   4,400            40,920
--------------------------------------------------------------------------------
Oracle Corp. 1                                       1,102,200        11,584,122
--------------------------------------------------------------------------------
Parametric
Technology Corp. 1                                      27,700           125,758
--------------------------------------------------------------------------------
QRS Corp. 1                                              7,800            52,806
--------------------------------------------------------------------------------
Quality Systems, Inc. 1                                 26,600         1,270,150
--------------------------------------------------------------------------------
RSA Security, Inc. 1                                    49,100           914,242
--------------------------------------------------------------------------------
Siebel Systems, Inc. 1                                   4,000            32,240
--------------------------------------------------------------------------------
Sybase, Inc. 1                                         101,700         1,481,769
--------------------------------------------------------------------------------
Symantec Corp. 1                                        94,400         4,414,144
--------------------------------------------------------------------------------
Synopsys, Inc.                                          40,000         1,011,600
--------------------------------------------------------------------------------
Synplicity, Inc. 1                                       1,300             6,578
--------------------------------------------------------------------------------
Take-Two Interactive
Software, Inc. 1                                        13,200           413,424
--------------------------------------------------------------------------------
THQ, Inc. 1                                             41,300           786,765
--------------------------------------------------------------------------------
TIBCO Software, Inc. 1                                 140,600           994,042
--------------------------------------------------------------------------------
Transaction Systems
Architects, Inc., Cl. A 1                               34,800           595,080
--------------------------------------------------------------------------------
Ulticom, Inc. 1                                         13,000           139,490
--------------------------------------------------------------------------------
Veritas Software Corp. 1                                80,900         1,541,954
--------------------------------------------------------------------------------
Verity, Inc. 1                                          21,800           242,634
--------------------------------------------------------------------------------
Wind River Systems,
Inc. 1                                                  50,100           490,980
                                                                  --------------
                                                                      91,378,004

--------------------------------------------------------------------------------
MATERIALS--3.2%
--------------------------------------------------------------------------------
CHEMICALS--1.1%
Cabot Corp.                                             30,500         1,161,440
--------------------------------------------------------------------------------
Cytec Industries, Inc.                                  13,600           633,760
--------------------------------------------------------------------------------
Dow Chemical Co.                                        86,900         3,466,441
--------------------------------------------------------------------------------
E.I. DuPont de
Nemours & Co.                                          136,100         5,834,607
--------------------------------------------------------------------------------
Eastman Chemical Co.                                    30,100         1,344,868

                                                                           VALUE
                                                        SHARES        SEE NOTE 1
--------------------------------------------------------------------------------
CHEMICALS Continued
Engelhard Corp.                                         33,200       $   976,080
--------------------------------------------------------------------------------
FMC Corp. 1                                             24,600         1,081,170
--------------------------------------------------------------------------------
Hawkins, Inc.                                            2,500            30,000
--------------------------------------------------------------------------------
Monsanto Co.                                            72,300         2,621,598
--------------------------------------------------------------------------------
NOVA Chemicals
Corp.                                                   18,200           552,734
--------------------------------------------------------------------------------
Octel Corp.                                             12,000           309,840
--------------------------------------------------------------------------------
OM Group, Inc. 1                                         7,000           224,140
--------------------------------------------------------------------------------
PPG Industries, Inc.                                    27,500         1,621,125
--------------------------------------------------------------------------------
Rohm & Haas Co.                                         29,700         1,164,240
--------------------------------------------------------------------------------
Stepan Co.                                               7,300           176,952
--------------------------------------------------------------------------------
Terra Industries, Inc. 1                                82,100           525,440
--------------------------------------------------------------------------------
Valspar Corp. (The)                                     14,300           700,700
                                                                  --------------
                                                                      22,425,135

--------------------------------------------------------------------------------
CONSTRUCTION MATERIALS--0.2%
Eagle Materials, Inc.                                    8,800           580,624
--------------------------------------------------------------------------------
Eagle Materials, Inc.                                    2,801           182,065
--------------------------------------------------------------------------------
Martin Marietta
Materials, Inc.                                         23,600         1,032,500
--------------------------------------------------------------------------------
Vulcan Materials Co.                                    33,900         1,614,318
                                                                  --------------
                                                                       3,409,507

--------------------------------------------------------------------------------
CONTAINERS & PACKAGING--0.4%
Ball Corp.                                              15,600         1,126,008
--------------------------------------------------------------------------------
Crown Holdings, Inc. 1                                  79,000           801,060
--------------------------------------------------------------------------------
Greif, Inc., Cl. A                                       3,900           144,924
--------------------------------------------------------------------------------
Owens-Illinois, Inc. 1                                  67,700           995,190
--------------------------------------------------------------------------------
Packaging Corp. of
America                                                 13,300           310,688
--------------------------------------------------------------------------------
Packaging Dynamics
Corp.                                                    1,960            27,479
--------------------------------------------------------------------------------
Rock-Tenn Co., Cl. A                                     1,700            24,089
--------------------------------------------------------------------------------
Silgan Holdings, Inc.                                   29,600         1,424,056
--------------------------------------------------------------------------------
Smurfit-Stone
Container Corp.                                         52,100           969,581
--------------------------------------------------------------------------------
Sonoco Products Co.                                     21,300           551,883
--------------------------------------------------------------------------------
Temple-Inland, Inc.                                     16,900         1,153,425
                                                                  --------------
                                                                       7,528,383

                  35 | OPPENHEIMER MAIN STREET OPPORTUNITY FUND

STATEMENT OF INVESTMENTS  Continued
--------------------------------------------------------------------------------

                                                                           VALUE
                                                        SHARES        SEE NOTE 1
--------------------------------------------------------------------------------
METALS & MINING--0.9%
Alcoa, Inc.                                            195,400    $    6,258,662
--------------------------------------------------------------------------------
Carpenter
Technology Corp.                                        35,300         1,517,900
--------------------------------------------------------------------------------
Inco Ltd. 1                                              5,700           190,209
--------------------------------------------------------------------------------
Inmet Mining Corp. 1                                    75,000         1,074,652
--------------------------------------------------------------------------------
Metal Management,
Inc. 1                                                  10,900           211,351
--------------------------------------------------------------------------------
Nucor Corp.                                             29,900         2,501,135
--------------------------------------------------------------------------------
Phelps Dodge Corp. 1                                    31,700         2,470,698
--------------------------------------------------------------------------------
Schnitzer Steel
Industries, Inc.                                        23,200           717,576
--------------------------------------------------------------------------------
Southern Peru
Copper Corp.                                            31,600         1,236,508
--------------------------------------------------------------------------------
Steel Technologies, Inc.                                19,100           441,401
--------------------------------------------------------------------------------
United States Steel
Corp.                                                   31,100         1,186,154
--------------------------------------------------------------------------------
Worthington
Industries, Inc.                                        49,800         1,019,904
                                                                  --------------
                                                                      18,826,150

--------------------------------------------------------------------------------
PAPER & FOREST PRODUCTS--0.6%
Georgia-Pacific Corp.                                   83,200         2,795,520
--------------------------------------------------------------------------------
Glatfelter                                               3,700            49,321
--------------------------------------------------------------------------------
Louisiana-Pacific Corp.                                 76,100         1,802,048
--------------------------------------------------------------------------------
MeadWestvaco Corp.                                      59,400         1,773,684
--------------------------------------------------------------------------------
Potlatch Corp.                                          15,600           625,404
--------------------------------------------------------------------------------
Weyerhaeuser Co.                                        65,900         4,085,800
                                                                  --------------
                                                                      11,131,777

--------------------------------------------------------------------------------
TELECOMMUNICATION SERVICES--3.6%
--------------------------------------------------------------------------------
DIVERSIFIED TELECOMMUNICATION SERVICES--3.0%
Alltel Corp.                                            64,800         3,369,600
--------------------------------------------------------------------------------
BellSouth Corp.                                        400,000        10,836,000
--------------------------------------------------------------------------------
CenturyTel, Inc.                                        55,300         1,713,747
--------------------------------------------------------------------------------
Citizens
Communications Co. 1                                   126,100         1,815,840
--------------------------------------------------------------------------------
D&E Communications,
Inc.                                                     4,700            52,123
--------------------------------------------------------------------------------
North Pittsburgh
Systems, Inc.                                           42,400           811,960
--------------------------------------------------------------------------------
SBC Communications,
Inc.                                                   722,600        18,310,684

                                                                           VALUE
                                                        SHARES        SEE NOTE 1
--------------------------------------------------------------------------------
DIVERSIFIED TELECOMMUNICATION SERVICES Continued
Shenandoah
Telecommunications
Co.                                                      2,200       $    50,600
--------------------------------------------------------------------------------
Sprint Corp.
(Fon Group)                                             53,200           993,776
--------------------------------------------------------------------------------
Teleglobe International
Holdings Ltd. 1                                          3,225            14,029
--------------------------------------------------------------------------------
Verizon
Communications, Inc.                                   540,700        20,838,578
                                                                  --------------
                                                                      58,806,937

--------------------------------------------------------------------------------
WIRELESS TELECOMMUNICATION SERVICES--0.6%
Arch Wireless, Inc.,
Cl. A 1                                                  6,100           172,081
--------------------------------------------------------------------------------
AT&T Wireless
Services, Inc. 1                                       427,500         6,173,100
--------------------------------------------------------------------------------
Linktone Ltd., ADR 1                                     3,000            33,750
--------------------------------------------------------------------------------
Nextel
Communications,
Inc., Cl. A 1                                          201,400         4,583,864
--------------------------------------------------------------------------------
Telephone & Data
Systems, Inc.                                           11,800           895,620
                                                                  --------------
                                                                      11,858,415

--------------------------------------------------------------------------------
UTILITIES--0.8%
--------------------------------------------------------------------------------
ELECTRIC UTILITIES--0.7%
Allegheny Energy, Inc. 1                                42,400           629,216
--------------------------------------------------------------------------------
Canadian Hydro
Developers, Inc. 1                                     280,000           543,362
--------------------------------------------------------------------------------
Central Vermont
Public Service Corp. 1                                     800            15,544
--------------------------------------------------------------------------------
CH Energy Group, Inc.                                   22,300           981,200
--------------------------------------------------------------------------------
Constellation Energy
Group, Inc.                                             47,100         1,815,705
--------------------------------------------------------------------------------
Duke Energy Corp.                                       93,700         2,014,550
--------------------------------------------------------------------------------
Edison International                                    70,100         1,878,680
--------------------------------------------------------------------------------
Exelon Corp.                                            65,600         2,289,440
--------------------------------------------------------------------------------
Green Mountain
Power Corp.                                              8,400           215,376
--------------------------------------------------------------------------------
IDACORP, Inc.                                           15,700           431,750
--------------------------------------------------------------------------------
Northeast Utilities Co.                                 49,200           920,040
--------------------------------------------------------------------------------
Pepco Holdings, Inc.                                    14,400           259,200
--------------------------------------------------------------------------------
PG&E Corp. 1                                            34,000           970,360

                  36 | OPPENHEIMER MAIN STREET OPPORTUNITY FUND

                                                                           VALUE
                                                        SHARES        SEE NOTE 1
--------------------------------------------------------------------------------
ELECTRIC UTILITIES Continued
Texas Genco
Holdings, Inc.                                          17,200    $      797,908
--------------------------------------------------------------------------------
TXU Corp.                                               11,900           471,954
                                                                  --------------
                                                                      14,234,285

--------------------------------------------------------------------------------
GAS UTILITIES--0.1%
Chesapeake Utilities
Corp.                                                   15,000           354,900
--------------------------------------------------------------------------------
Energen Corp.                                           10,100           478,235
--------------------------------------------------------------------------------
National Fuel Gas Co.                                   16,100           411,194
--------------------------------------------------------------------------------
New Jersey
Resources Corp. 1                                        2,100            85,365
--------------------------------------------------------------------------------
ONEOK, Inc.                                             21,700           455,700
--------------------------------------------------------------------------------
Sempra Energy                                            4,600           164,444
                                                                  --------------
                                                                       1,949,838
                                                                  --------------

Total Common Stocks
(Cost $1,861,311,010)                                              1,937,551,823

                                                     PRINCIPAL             VALUE
                                                        AMOUNT        SEE NOTE 1
--------------------------------------------------------------------------------
JOINT REPURCHASE AGREEMENTS--1.1%
--------------------------------------------------------------------------------
Undivided interest of 5.07% in joint
repurchase agreement (Principal
Amount/Value $446,558,000, with
a maturity value of $446,606,749)
with UBS Warburg LLC, 1.31%,
dated 7/30/04, to be repurchased
at $22,623,469 on 8/2/04, collateralized
by Federal National Mortgage Assn.,
4.50%--5%, 3/1/34, with a
value of $456,762,011
(Cost $22,621,000)                                $ 22,621,000    $   22,621,000

--------------------------------------------------------------------------------
TOTAL INVESTMENTS,
AT VALUE
(COST $1,883,932,010)                                     99.5%    1,960,172,823
--------------------------------------------------------------------------------
OTHER ASSETS
NET OF LIABILITIES                                         0.5         9,437,947
                                                  ------------------------------
NET ASSETS                                               100.0%   $1,969,610,770
                                                  ==============================

FOOTNOTES TO STATEMENT OF INVESTMENTS

1. Non-income producing security.

2. Illiquid or restricted security. See Note 6 of Notes to Financial Statements.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                  37 | OPPENHEIMER MAIN STREET OPPORTUNITY FUND

STATEMENT OF ASSETS AND LIABILITIES  July 31, 2004
--------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------
ASSETS
-------------------------------------------------------------------------------------------------------
Investments, at value (including securities loaned of approximately $ 3,784,000)
(cost $1,883,932,010)--see accompanying statement of investments                       $ 1,960,172,823
-------------------------------------------------------------------------------------------------------
Cash                                                                                           312,932
-------------------------------------------------------------------------------------------------------
Collateral for securities loaned                                                             3,773,307
-------------------------------------------------------------------------------------------------------
Unrealized appreciation on foreign currency contracts                                            1,173
-------------------------------------------------------------------------------------------------------
Receivables and other assets:
Investments sold                                                                             8,641,284
Shares of beneficial interest sold                                                           5,411,478
Interest and dividends                                                                       1,978,098
Other                                                                                           15,428
                                                                                       ----------------
Total assets                                                                             1,980,306,523

-------------------------------------------------------------------------------------------------------
LIABILITIES
-------------------------------------------------------------------------------------------------------
Return of collateral for securities loaned                                                   3,773,307
-------------------------------------------------------------------------------------------------------
Payables and other liabilities:
Investments purchased                                                                        3,675,425
Shares of beneficial interest redeemed                                                       2,241,035
Distribution and service plan fees                                                             412,050
Transfer and shareholder servicing agent fees                                                  363,909
Shareholder communications                                                                     150,722
Trustees' compensation                                                                          12,204
Other                                                                                           67,101
                                                                                       ----------------
Total liabilities                                                                           10,695,753

-------------------------------------------------------------------------------------------------------
NET ASSETS                                                                             $ 1,969,610,770
                                                                                       ================

-------------------------------------------------------------------------------------------------------
COMPOSITION OF NET ASSETS
-------------------------------------------------------------------------------------------------------
Par value of shares of beneficial interest                                             $       156,902
-------------------------------------------------------------------------------------------------------
Additional paid-in capital                                                               1,773,051,069
-------------------------------------------------------------------------------------------------------
Accumulated net investment loss                                                                (11,248)
-------------------------------------------------------------------------------------------------------
Accumulated net realized gain on investments and foreign currency transactions             120,172,717
-------------------------------------------------------------------------------------------------------
Net unrealized appreciation on investments and translation of assets and liabilities
denominated in foreign currencies                                                           76,241,330
                                                                                       ----------------
NET ASSETS                                                                             $ 1,969,610,770
                                                                                       ================

                  38 | OPPENHEIMER MAIN STREET OPPORTUNITY FUND

----------------------------------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE
----------------------------------------------------------------------------------------------------------

Class A Shares:
Net asset value and redemption price per share (based on net assets of $1,213,821,598
and 95,660,502 shares of beneficial interest outstanding)                                         $  12.69
Maximum offering price per share (net asset value plus sales charge of 5.75% of offering price)   $  13.46
----------------------------------------------------------------------------------------------------------
Class B Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge)
and offering price per share (based on net assets of $366,608,091 and 29,773,134 shares
of beneficial interest outstanding)                                                               $  12.31
----------------------------------------------------------------------------------------------------------
Class C Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge)
and offering price per share (based on net assets of $348,927,650 and 28,275,259 shares
of beneficial interest outstanding)                                                               $  12.34
----------------------------------------------------------------------------------------------------------
Class N Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge)
and offering price per share (based on net assets of $33,664,703 and 2,681,093 shares of
beneficial interest outstanding)                                                                  $  12.56
----------------------------------------------------------------------------------------------------------
Class Y Shares:
Net asset value, redemption price and offering price per share (based on net assets of
$6,588,728 and 512,344 shares of beneficial interest outstanding)                                 $  12.86

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                  39 | OPPENHEIMER MAIN STREET OPPORTUNITY FUND

STATEMENT OF OPERATIONS  For the Year Ended July 31, 2004
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
INVESTMENT INCOME
--------------------------------------------------------------------------------
Dividends (net of foreign withholding taxes of $20,248)            $ 18,763,794
--------------------------------------------------------------------------------
Interest                                                                325,396
--------------------------------------------------------------------------------
Portfolio lending fees                                                  182,367
                                                                   -------------
Total investment income                                              19,271,557

--------------------------------------------------------------------------------
EXPENSES
--------------------------------------------------------------------------------
Management fees                                                      10,024,907
--------------------------------------------------------------------------------
Distribution and service plan fees:
Class A                                                               2,203,065
Class B                                                               3,217,140
Class C                                                               2,888,296
Class N                                                                 114,035
--------------------------------------------------------------------------------
Transfer and shareholder servicing agent fees:
Class A                                                               2,042,631
Class B                                                                 930,214
Class C                                                                 535,427
Class N                                                                  98,374
Class Y                                                                     129
--------------------------------------------------------------------------------
Shareholder communications:
Class A                                                                 212,222
Class B                                                                 152,367
Class C                                                                  73,610
Class N                                                                   4,646
Class Y                                                                     140
--------------------------------------------------------------------------------
Trustees' compensation                                                   31,338
--------------------------------------------------------------------------------
Custodian fees and expenses                                              22,546
--------------------------------------------------------------------------------
Other                                                                   124,078
                                                                   -------------
Total expenses                                                       22,675,165
Less reduction to custodian expenses                                     (3,223)
Less payments and waivers of expenses                                   (32,734)
                                                                   -------------
Net expenses                                                         22,639,208

--------------------------------------------------------------------------------
NET INVESTMENT LOSS                                                  (3,367,651)

                  40 | OPPENHEIMER MAIN STREET OPPORTUNITY FUND

----------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS)
----------------------------------------------------------------------------------------

Net realized gain on:
Investments                                                               $ 240,273,220
Foreign currency transactions                                                   786,108
Net increase from payment by affiliate                                          106,541
                                                                          --------------
Net realized gain                                                           241,165,869
----------------------------------------------------------------------------------------
Net change in unrealized appreciation on:
Investments                                                                 (72,305,954)
Translation of assets and liabilities denominated in foreign currencies         276,932
                                                                          --------------
Net change in unrealized appreciation                                       (72,029,022)

----------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                      $ 165,769,196
                                                                          ==============

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                  41 | OPPENHEIMER MAIN STREET OPPORTUNITY FUND

STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

YEAR ENDED JULY 31,                                                                       2004               2003
------------------------------------------------------------------------------------------------------------------

OPERATIONS
------------------------------------------------------------------------------------------------------------------
Net investment loss                                                            $    (3,367,651)   $    (2,813,190)
------------------------------------------------------------------------------------------------------------------
Net realized gain (loss)                                                           241,165,869        (67,144,463)
------------------------------------------------------------------------------------------------------------------
Net change in unrealized appreciation (depreciation)                               (72,029,022)       183,807,485
                                                                               -----------------------------------
Net increase in net assets resulting from operations                               165,769,196        113,849,832

------------------------------------------------------------------------------------------------------------------
BENEFICIAL INTEREST TRANSACTIONS
------------------------------------------------------------------------------------------------------------------
Net increase in net assets resulting from beneficial interest transactions:
Class A                                                                            629,618,870        140,766,279
Class B                                                                             86,494,953         41,118,144
Class C                                                                            114,336,234         33,442,684
Class N                                                                             17,824,109          6,495,545
Class Y                                                                              1,311,934          1,145,255

------------------------------------------------------------------------------------------------------------------
NET ASSETS
------------------------------------------------------------------------------------------------------------------
Total increase                                                                   1,015,355,296        336,817,739
------------------------------------------------------------------------------------------------------------------
Beginning of period                                                                954,255,474        617,437,735
                                                                               -----------------------------------
End of period (including accumulated net investment loss of
$11,248 for the year ended July 31, 2004)                                      $ 1,969,610,770    $   954,255,474
                                                                               ===================================

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                  42 | OPPENHEIMER MAIN STREET OPPORTUNITY FUND

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

CLASS A      YEAR ENDED JULY 31,                        2004            2003            2002            2001 1
-----------------------------------------------------------------------------------------------------------------

PER SHARE OPERATING DATA
-----------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period              $    10.70        $   9.28        $  10.47        $  10.00
-----------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income (loss)                            (.02)           (.01)           (.04)             -- 2
Net realized and unrealized gain (loss)                 2.01            1.43           (1.15)            .48
                                                  ---------------------------------------------------------------
Total from investment operations                        1.99            1.42           (1.19)            .48
-----------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                      --              --              --            (.01)
-----------------------------------------------------------------------------------------------------------------
Net asset value, end of period                    $    12.69        $  10.70        $   9.28        $  10.47
                                                  ===============================================================

-----------------------------------------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE 3                     18.60%          15.30%         (11.37)%          4.76%
-----------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
-----------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)          $1,213,822        $501,227        $300,244        $119,194
-----------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                 $  892,462        $362,221        $248,681        $ 48,406
-----------------------------------------------------------------------------------------------------------------
Ratios to average net assets: 4
Net investment income (loss)                            0.11%          (0.02)%         (0.36)%         (0.11)%
Total expenses                                          1.17% 5,6       1.23% 5         1.30% 5,6       1.33% 5
-----------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                  134%            165%            165%             92%

1. For the period from September 25, 2000 (commencement of operations) to July
31, 2001.

2. Less than $0.005 per share.

3. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

4. Annualized for periods of less than one full year.

5. Reduction to custodian expenses less than 0.01%.

6. Voluntary waiver of transfer agent fees less than 0.01%.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                  43 | OPPENHEIMER MAIN STREET OPPORTUNITY FUND

FINANCIAL HIGHLIGHTS  Continued
--------------------------------------------------------------------------------

CLASS B      YEAR ENDED JULY 31,                      2004            2003            2002          2001 1
-------------------------------------------------------------------------------------------------------------

PER SHARE OPERATING DATA
-------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period              $  10.47        $   9.15        $  10.40        $  10.00
-------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment loss                                   (.07)           (.07)           (.06)           (.03)
Net realized and unrealized gain (loss)               1.91            1.39           (1.19)            .43
                                                  -----------------------------------------------------------
Total from investment operations                      1.84            1.32           (1.25)            .40
-------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                    --              --              --              --
-------------------------------------------------------------------------------------------------------------
Net asset value, end of period                    $  12.31        $  10.47        $   9.15        $  10.40
                                                  ===========================================================

-------------------------------------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE 2                   17.57%          14.43%         (12.02)%          4.00%
-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
-------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)          $366,608        $237,002        $167,906        $ 51,412
-------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                 $321,870        $187,066        $117,801        $ 17,362
-------------------------------------------------------------------------------------------------------------
Ratios to average net assets: 3
Net investment loss                                  (0.76)%         (0.85)%         (1.11)%         (0.99)%
Total expenses                                        2.01%           2.12%           2.05%           2.15%
Expenses after payments and waivers and
reduction to custodian expenses                        N/A 4,5        2.07%            N/A 4,5         N/A 4
--------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                134%            165%            165%             92%

1. For the period from September 25, 2000 (commencement of operations) to July
31, 2001.

2. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

3. Annualized for periods of less than one full year.

4. Reduction to custodian expenses less than 0.01%.

5. Voluntary waiver of transfer agent fees less than 0.01%.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                  44 | OPPENHEIMER MAIN STREET OPPORTUNITY FUND

CLASS C      YEAR ENDED JULY 31,                      2004            2003            2002          2001 1
-------------------------------------------------------------------------------------------------------------------------

PER SHARE OPERATING DATA
-------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period              $  10.48        $   9.15        $  10.40        $  10.00
-------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment loss                                   (.05)           (.06)           (.06)           (.03)
Net realized and unrealized gain (loss)               1.91            1.39           (1.19)            .43
                                                  -----------------------------------------------------------------------
Total from investment operations                      1.86            1.33           (1.25)            .40
-------------------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                    --              --              --              --
-------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                    $  12.34        $  10.48        $   9.15        $  10.40
                                                  =======================================================================

-------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE 2                   17.75%          14.54%         (12.02)%          4.00%
-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
-------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)          $348,928        $198,180        $141,434        $ 43,613
-------------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                 $289,046        $159,105        $ 97,899        $ 16,456
-------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets: 3
Net investment loss                                  (0.63)%         (0.73)%         (1.11)%         (0.98)%
Total expenses                                        1.89% 4,5       1.95% 4         2.05% 4,5       2.15% 4
-------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                134%            165%            165%             92%

1. For the period from September 25, 2000 (commencement of operations) to July
31, 2001.

2. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

3. Annualized for periods of less than one full year.

4. Reduction to custodian expenses less than 0.01%.

5. Voluntary waiver of transfer agent fees less than 0.01%.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                  45 | OPPENHEIMER MAIN STREET OPPORTUNITY FUND

FINANCIAL HIGHLIGHTS  Continued
--------------------------------------------------------------------------------

CLASS N      YEAR ENDED JULY 31,                      2004            2003            2002          2001 1
------------------------------------------------------------------------------------------------------------------

PER SHARE OPERATING DATA
------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period              $  10.62        $   9.23        $  10.45        $   9.84
------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment loss                                   (.04)           (.03)           (.03)           (.01)
Net realized and unrealized gain (loss)               1.98            1.42           (1.19)            .62
                                                  ----------------------------------------------------------------
Total from investment operations                      1.94            1.39           (1.22)            .61
------------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                    --              --              --              --
------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                    $  12.56        $  10.62        $   9.23        $  10.45
                                                  ================================================================

------------------------------------------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE 2                   18.27%          15.06%         (11.67)%          6.20%
------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)          $ 33,665        $ 13,369        $  5,158        $      8
------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                 $ 22,846        $  8,524        $  2,026        $      3
------------------------------------------------------------------------------------------------------------------
Ratios to average net assets: 3
Net investment loss                                  (0.28)%         (0.30)%         (0.67)%         (0.64)%
Total expenses                                        1.62%           1.49%           1.58%           1.57%
Expenses after payments and waivers and
reduction to custodian expenses                       1.54%            N/A 4           N/A 4,5         N/A 4
------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                134%            165%            165%             92%

1. For the period from March 1, 2001 (inception of offering) to July 31, 2001.

2. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

3. Annualized for periods of less than one full year.

4. Reduction to custodian expenses less than 0.01%.

5. Voluntary waiver of transfer agent fees less than 0.01%.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                  46 | OPPENHEIMER MAIN STREET OPPORTUNITY FUND

CLASS Y      YEAR ENDED JULY 31,                    2004          2003          2002           2001 1
---------------------------------------------------------------------------------------------------------

PER SHARE OPERATING DATA
---------------------------------------------------------------------------------------------------------
Net asset value, beginning of period              $10.79        $ 9.31        $10.48        $ 10.00
---------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income (loss)                         .05           .02          (.03)           .02
Net realized and unrealized gain (loss)             2.02          1.46         (1.14)           .47
                                                  -------------------------------------------------------
Total from investment operations                    2.07          1.48         (1.17)           .49
---------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                  --            --            --           (.01)
---------------------------------------------------------------------------------------------------------
Net asset value, end of period                    $12.86        $10.79        $ 9.31        $ 10.48
                                                  =======================================================

---------------------------------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE 2                 19.18%        15.90%       (11.16)%         4.94%
---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
---------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)          $6,589        $4,428        $2,696        $     1
---------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                 $5,921        $3,102        $1,953        $     1
---------------------------------------------------------------------------------------------------------
Ratios to average net assets: 3
Net investment income (loss)                        0.57%         0.44%        (0.07)%         0.35%
Total expenses                                      0.67%         0.77%         1.04%        168.30% 4
Expenses after payments and waivers and
reduction to custodian expenses                      N/A 5         N/A 5        1.00%          1.01%
---------------------------------------------------------------------------------------------------------
Portfolio turnover rate                              134%          165%          165%            92%

1. For the period from September 25, 2000 (commencement of operations) to July
31, 2001.

2. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

3. Annualized for periods of less than one full year.

4. Added since July 31, 2001 to reflect expenses before reduction to custodian expenses and voluntary waiver of transfer agent fees.

5. Reduction to custodian expenses less than 0.01%.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                  47 | OPPENHEIMER MAIN STREET OPPORTUNITY FUND

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
1. SIGNIFICANT ACCOUNTING POLICIES

Oppenheimer Main Street Opportunity Fund (the Fund) is registered under the
Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund's investment objective is to seek long-term capital appreciation. The Fund's investment advisor is OppenheimerFunds, Inc. (the
Manager).

      The Fund offers Class A, Class B, Class C, Class N and Class Y shares.
Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class B, Class C and Class N shares are sold without a front-end sales charge but may be subject to a contingent deferred sales charge (CDSC). Class N shares are sold only through retirement plans. Retirement plans that offer Class N shares may impose charges on those accounts. Class Y shares are sold to certain institutional investors without either a front-end sales charge or a CDSC, however, the institutional investor may impose charges on those accounts. All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class. Class A, B, C and N have separate distribution and/or service plans. No such plan has been adopted for
Class Y shares. Class B shares will automatically convert to Class A shares six years after the date of purchase.

      The following is a summary of significant accounting policies consistently followed by the Fund.

--------------------------------------------------------------------------------
SECURITIES VALUATION. The Fund calculates the net asset value of its shares as of the close of The New York Stock Exchange (the Exchange), normally 4:00 P.M.
Eastern time, on each day the Exchange is open for business. Securities listed or traded on National Stock Exchanges or other domestic or foreign exchanges are valued based on the last sale price of the security traded on that exchange prior to the time when the Fund's assets are valued. Securities traded on NASDAQ are valued based on the closing price provided by NASDAQ prior to the time when the Fund's assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the closing bid and asked prices, and if not, at the closing bid price.
Corporate, government and municipal debt instruments having a remaining maturity in excess of 60 days and all mortgage-backed securities will be valued at the mean between the "bid" and "asked" prices. Securities may be valued primarily using dealer-supplied valuations or a portfolio pricing service authorized by the Board of Trustees. Securities (including restricted securities) for which market quotations are not readily available are valued at their fair value.
Foreign and domestic securities whose values have been materially affected by what the Manager identifies as a significant event occurring before the Fund's assets are valued but after the close of their respective exchanges will be fair valued. Fair value is determined in good faith using consistently applied procedures under the supervision of the Board of Trustees. Short-term "money market type" debt securities with remaining maturities of sixty days or less are valued at amortized cost (which approximates market value).

                  48 | OPPENHEIMER MAIN STREET OPPORTUNITY FUND

--------------------------------------------------------------------------------
FOREIGN CURRENCY TRANSLATION. The Fund's accounting records are maintained in
U.S. dollars. Prices of securities denominated in foreign currencies are translated into U.S. dollars as of the close of The New York Stock Exchange.
Amounts related to the purchase and sale of foreign securities and investment income are translated at the rates of exchange prevailing on the respective dates of such transactions.

      Reported net realized foreign exchange gains or losses arise from sales of portfolio securities, sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the
Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, including investments in securities at fiscal period end, resulting from changes in exchange rates.

      The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund's Statement of Operations.

--------------------------------------------------------------------------------
JOINT REPURCHASE AGREEMENTS. Pursuant to an Exemptive Order issued by the
Securities and Exchange Commission, the Fund, along with other affiliated funds advised by the Manager, may transfer uninvested cash balances into joint trading accounts on a daily basis. These balances are invested in one or more repurchase agreements. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal. In the event of default by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

--------------------------------------------------------------------------------
ALLOCATION OF INCOME, EXPENSES, GAINS AND LOSSES. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

--------------------------------------------------------------------------------
FEDERAL TAXES. The Fund intends to comply with provisions of the Internal
Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders, therefore, no federal income or excise tax provision is required.

The tax components of capital shown in the table below represent distribution requirements the Fund must satisfy under the income tax regulations, losses the
Fund may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation of securities and other investments for federal income tax purposes.

                  49 | OPPENHEIMER MAIN STREET OPPORTUNITY FUND

NOTES TO FINANCIAL STATEMENTS  Continued
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
1. SIGNIFICANT ACCOUNTING POLICIES Continued

                                                             NET UNREALIZED
                                                               APPRECIATION
                                                           BASED ON COST OF
                                                             SECURITIES AND
   UNDISTRIBUTED     UNDISTRIBUTED    ACCUMULATED         OTHER INVESTMENTS
   NET INVESTMENT        LONG-TERM           LOSS        FOR FEDERAL INCOME
   INCOME                     GAIN   CARRYFORWARD 1,2          TAX PURPOSES
   ------------------------------------------------------------------------
   $16,842,145        $106,612,843            $--               $72,959,058

1. During the fiscal year ended July 31, 2004, the Fund utilized $79,504,753 of capital loss carryforward to offset capital gains realized in that fiscal year.

2. During the fiscal year ended July 31, 2003, the Fund did not utilize any capital loss carryforward.

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund. Accordingly, the following amounts have been reclassified for July 31, 2004. Net assets of the
Fund were unaffected by the reclassifications.

                                   REDUCTION TO                REDUCTION TO
                                    ACCUMULATED             ACCUMULATED NET
            INCREASE TO          NET INVESTMENT               REALIZED GAIN
            PAID-IN CAPITAL                LOSS              ON INVESTMENTS 3
            -----------------------------------------------------------------
            $11,679,874              $3,356,403                 $15,036,277

3. $11,679,874, including $10,086,466 of long-term capital gain, was distributed in connection with Fund share redemptions.

No distributions were paid during the years ended July 31, 2004 and July 31,
2003.

      The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of July 31, 2004 are noted below. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

            Federal tax cost of securities         $ 1,887,214,282
            Federal tax cost of other investments          403,458
                                                   ----------------
            Total federal tax cost                 $ 1,887,617,740
                                                   ================

            Gross unrealized appreciation          $   142,472,776
            Gross unrealized depreciation              (69,513,718)
                                                   ----------------
            Net unrealized appreciation            $    72,959,058
                                                   ================

--------------------------------------------------------------------------------
TRUSTEES' COMPENSATION. The Board of Trustees has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a

                  50 | OPPENHEIMER MAIN STREET OPPORTUNITY FUND

portion of the annual compensation they are entitled to receive from the Fund.
For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The
Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of "Other" within the asset section of the Statement of Assets and Liabilities.
Deferral of trustees' fees under the plan will not affect the net assets of the
Fund, and will not materially affect the Fund's assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance to the Plan.

--------------------------------------------------------------------------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. Income and capital gain distributions, if any, are declared and paid annually.

--------------------------------------------------------------------------------
INVESTMENT INCOME. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, which includes accretion of discount and amortization of premium, is accrued as earned.

--------------------------------------------------------------------------------
EXPENSE OFFSET ARRANGEMENT. The reduction of custodian fees, if applicable, represents earnings on cash balances maintained by the Fund.

--------------------------------------------------------------------------------
SECURITY TRANSACTIONS. Security transactions are recorded on the trade date.
Realized gains and losses on securities sold are determined on the basis of identified cost.

--------------------------------------------------------------------------------
OTHER. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

--------------------------------------------------------------------------------
2. SHARES OF BENEFICIAL INTEREST

The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

                     YEAR ENDED JULY 31, 2004          YEAR ENDED JULY 31, 2003
                      SHARES           AMOUNT           SHARES           AMOUNT
--------------------------------------------------------------------------------
CLASS A
Sold              63,199,118    $ 810,042,516       30,151,690    $ 283,177,487
Redeemed         (14,406,555)    (180,423,646)     (15,652,085)    (142,411,208)
                 ---------------------------------------------------------------
Net increase      48,792,563    $ 629,618,870       14,499,605    $ 140,766,279
                 ===============================================================

                  51 | OPPENHEIMER MAIN STREET OPPORTUNITY FUND

NOTES TO FINANCIAL STATEMENTS  Continued
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
2. SHARES OF BENEFICIAL INTEREST Continued

                     YEAR ENDED JULY 31, 2004          YEAR ENDED JULY 31, 2003
                      SHARES           AMOUNT           SHARES           AMOUNT
--------------------------------------------------------------------------------
CLASS B
Sold              11,511,685    $ 139,957,897       10,206,409    $  93,887,151
Redeemed          (4,384,689)     (53,462,944)      (5,905,136)     (52,769,007)
                 ---------------------------------------------------------------
Net increase       7,126,996    $  86,494,953        4,301,273    $  41,118,144
                 ===============================================================

-------------------------------------------------------------------------------
CLASS C
Sold              12,280,558    $ 150,160,929        8,363,125    $  76,878,026
Redeemed          (2,923,666)     (35,824,695)      (4,901,031)     (43,435,342)
                 ---------------------------------------------------------------
Net increase       9,356,892    $ 114,336,234        3,462,094    $  33,442,684
                 ===============================================================

--------------------------------------------------------------------------------
CLASS N
Sold               1,779,696    $  22,298,461          856,590    $   7,950,997
Redeemed            (357,061)      (4,474,352)        (156,646)      (1,455,452)
                 ---------------------------------------------------------------
Net increase       1,422,635    $  17,824,109          699,944    $   6,495,545
                 ===============================================================

--------------------------------------------------------------------------------
CLASS Y
Sold                 225,166    $   2,880,882          246,796    $   2,311,010
Redeemed            (123,378)      (1,568,948)        (125,691)      (1,165,755)
                 ----------------------------------------------------=----------
Net increase         101,788    $   1,311,934          121,105    $   1,145,255
                 ==================================================-============

--------------------------------------------------------------------------------
3. PURCHASES AND SALES OF SECURITIES

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations, for the year ended July 31, 2004, were
$2,835,809,097 and $2,013,111,628, respectively.

--------------------------------------------------------------------------------
4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES

MANAGEMENT FEES. Management fees paid to the Manager were in accordance with the investment advisory agreement with the Fund which provides for a fee at an annual rate of 0.75% of the first $200 million of average annual net assets of the Fund, 0.72% of the next $200 million, 0.69% of the next $200 million, 0.66%
of the next $200 million, and 0.60% of average annual net assets in excess of
$800 million.

--------------------------------------------------------------------------------
ADMINISTRATION SERVICES. The Fund pays the Manager a fee of $1,500 per year for preparing and filing the Fund's tax returns.

--------------------------------------------------------------------------------
TRANSFER AGENT FEES. OppenheimerFunds Services (OFS), a division of the Manager, acts as the transfer and shareholder servicing agent for the Fund. The Fund pays
OFS a per account fee. For the year ended July 31, 2004, the Fund paid
$3,426,465 to OFS for services to the Fund.

      Additionally, Class Y shares are subject to minimum fees of $10,000 for assets of $10 million or more. The Class Y shares are subject to the minimum fees in the event that the

                  52 | OPPENHEIMER MAIN STREET OPPORTUNITY FUND

per account fee does not equal or exceed the applicable minimum fees. OFS may voluntarily waive the minimum fees.

--------------------------------------------------------------------------------
DISTRIBUTION AND SERVICE PLAN (12b-1) FEES. Under its General Distributor's
Agreement with the Fund, OppenheimerFunds Distributor, Inc. (the Distributor)
acts as the Fund's principal underwriter in the continuous public offering of the Fund's classes of shares.

--------------------------------------------------------------------------------
SERVICE PLAN FOR CLASS A SHARES. The Fund has adopted a Service Plan for Class A shares. It reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made quarterly at an annual rate of up to 0.25% of the average annual net assets of
Class A shares of the Fund. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions quarterly for providing personal services and maintenance of accounts of their customers that hold Class A shares. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent years. Fees incurred by the Fund under the Plan are detailed in the Statement of
Operations.

--------------------------------------------------------------------------------
DISTRIBUTION AND SERVICE PLANS FOR CLASS B, CLASS C AND CLASS N SHARES. The Fund
has adopted Distribution and Service Plans for Class B, Class C and Class N
shares to compensate the Distributor for its services in connection with the distribution of those shares and servicing accounts. Under the plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% per year on
Class B and Class C shares and 0.25% per year on Class N shares. The Distributor also receives a service fee of up to 0.25% per year under each plan. If either the Class B, Class C or Class N plan is terminated by the Fund or by the shareholders of a class, the Board of Trustees and its independent trustees must determine whether the Distributor shall be entitled to payment from the Fund of all or a portion of the service fee and/or asset-based sales charge in respect to shares sold prior to the effective date of such termination. The
Distributor's aggregate uncompensated expenses under the plan at July 31, 2004 for Class B, Class C and Class N shares were $7,177,069, $3,302,368 and
$450,211, respectively. Fees incurred by the Fund under the plans are detailed in the Statement of Operations.

--------------------------------------------------------------------------------
SALES CHARGES. Front-end sales charges and contingent deferred sales charges
(CDSC) do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. The sales charges retained by the
Distributor from the sale of shares and the CDSC retained by the Distributor on the redemption of shares is shown in the table below for the period indicated.

                                          CLASS A            CLASS B           CLASS C           CLASS N
                         CLASS A       CONTINGENT         CONTINGENT        CONTINGENT        CONTINGENT
                       FRONT-END         DEFERRED           DEFERRED          DEFERRED          DEFERRED
                   SALES CHARGES    SALES CHARGES      SALES CHARGES     SALES CHARGES     SALES CHARGES
                     RETAINED BY      RETAINED BY        RETAINED BY       RETAINED BY       RETAINED BY
YEAR ENDED           DISTRIBUTOR      DISTRIBUTOR        DISTRIBUTOR       DISTRIBUTOR       DISTRIBUTOR
--------------------------------------------------------------------------------------------------------

July 31, 2004         $1,242,598           $1,069           $460,471           $31,687           $19,491

                  53 | OPPENHEIMER MAIN STREET OPPORTUNITY FUND

NOTES TO FINANCIAL STATEMENTS  Continued
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES Continued

PAYMENTS AND WAIVERS OF EXPENSES. Following a review of its use of brokerage commissions for sales that is permitted under its investment advisory agreement, the Fund's Manager terminated that practice in July 2003. Subsequently, the
Manager paid the Fund $106,541, an amount equivalent to certain of such commissions incurred in prior years.

      OFS has voluntarily agreed to limit transfer and shareholder servicing agent fees for all classes to 0.35% of average annual net assets per class.
During the year ended July 31, 2004, OFS waived $7,821, $4,676, $2,742 and
$17,495 for Class A, Class B, Class C and Class N shares, respectively. This undertaking may be amended or withdrawn at any time.

--------------------------------------------------------------------------------
5. FOREIGN CURRENCY CONTRACTS

A foreign currency contract is a commitment to purchase or sell a foreign currency at a future date, at a negotiated rate. The Fund may enter into foreign currency contracts to settle specific purchases or sales of securities denominated in a foreign currency and for protection from adverse exchange rate fluctuation. Risks to the Fund include the potential inability of the counterparty to meet the terms of the contract.

      The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined using prevailing foreign currency exchange rates.
Unrealized appreciation and depreciation on foreign currency contracts are reported in the Statement of Assets and Liabilities as a receivable or payable and in the Statement of Operations with the change in unrealized appreciation or depreciation.

      The Fund may realize a gain or loss upon the closing or settlement of the foreign transaction. Contracts closed or settled with the same broker are recorded as net realized gains or losses. Such realized gains and losses are reported with all other foreign currency gains and losses in the Statement of
Operations.

As of July 31, 2004, the Fund had outstanding foreign currency contracts as follows:

                                       CONTRACT
                          EXPIRATION     AMOUNT   VALUATION AS OF     UNREALIZED
CONTRACT DESCRIPTION            DATE     (000s)     JULY 31, 2004   APPRECIATION
--------------------------------------------------------------------------------
CONTRACTS TO SELL
Canadian Dollar [CAD]         8/3/04     536CAD          $403,458         $1,173

--------------------------------------------------------------------------------
6. ILLIQUID OR RESTRICTED SECURITIES

As of July 31, 2004, investments in securities included issues that are illiquid or restricted. Restricted securities are purchased in private placement transactions, are not registered under the Securities Act of 1933, may have contractual restrictions on resale, and are valued under methods approved by the
Board of Trustees as reflecting fair value. A security may also be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. The Fund will not invest more than 10% of its net assets (determined at the time of purchase and reviewed periodically) in illiquid or restricted securities. Certain restricted securities, eligible for resale to qualified institutional

                  54 | OPPENHEIMER MAIN STREET OPPORTUNITY FUND

investors, are not subject to that limitation. The aggregate value of illiquid or restricted securities subject to this limitation as of July 31, 2004 was
$978,052, which represents 0.05% of the Fund's net assets, all of which is considered restricted. Information concerning restricted securities is as follows:

                         ACQUISITION              VALUATION AS OF     UNREALIZED
SECURITY                        DATE       COST     JULY 31, 2004   APPRECIATION
--------------------------------------------------------------------------------
STOCKS AND/OR WARRANTS
Esprit Exploration Ltd.       6/4/02   $661,668          $978,052       $316,384

--------------------------------------------------------------------------------
7. SECURITIES LENDING

The Fund lends portfolio securities from time to time in order to earn additional income. In return, the Fund receives collateral in the form of US
Treasury obligations or cash, against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the funds and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund could experience delays and cost in recovering the securities loaned or in gaining access to the collateral.
Cash collateral is invested in cash equivalents. The Fund retains a portion of the interest earned from the collateral. The Fund also continues to receive interest or dividends paid on the securities loaned. As of July 31, 2004, the
Fund had on loan securities valued at approximately $3,784,000. Cash of
$3,773,307 was received as collateral for the loans, and has been invested in approved instruments.

--------------------------------------------------------------------------------
8. SUBSEQUENT EVENTS - LITIGATION

Three complaints have been filed as putative derivative and class actions against the Manager, OFS and the Distributor (collectively, "OppenheimerFunds"), as well as 51 of the Oppenheimer funds (collectively, the "Funds") including this Fund, and nine directors/trustees of certain of the Funds (collectively, the "Directors/Trustees"). The complaints allege that the Manager charged excessive fees for distribution and other costs, improperly used assets of the
Funds in the form of directed brokerage commissions and 12b-1 fees to pay brokers to promote sales of the Funds, and failed to properly disclose the use of Fund assets to make those payments in violation of the Investment Company Act of 1940 and the Investment Advisers Act of 1940. The complaints further allege that by permitting and/or participating in those actions, the Directors/Trustees breached their fiduciary duties to Fund shareholders under the Investment
Company Act of 1940 and at common law.

OppenheimerFunds believes that it is premature to render any opinion as to the likelihood of an outcome unfavorable to them, the Funds or the
Directors/Trustees and that no estimate can yet be made with any degree of certainty as to the amount or range of any potential loss. However,
OppenheimerFunds, the Funds and the Directors/Trustees believe that the allegations contained in the complaints are without merit and intend to defend these lawsuits vigorously.

                  55 | OPPENHEIMER MAIN STREET OPPORTUNITY FUND

                                   Appendix A

                            Industry Classifications

Aerospace & Defense                  Household Products
Air Freight & Couriers               Industrial Conglomerates
Airlines                             Insurance
Auto Components                      Internet & Catalog Retail
Automobiles                          Internet Software & Services
Beverages                            IT Services
Biotechnology                        Leisure Equipment & Products
Building Products                    Machinery
Chemicals                            Marine
Consumer Finance                     Media
Commercial Banks                     Metals & Mining
Commercial Services & Supplies       Multiline Retail
Communications Equipment             Multi-Utilities
Computers & Peripherals              Office Electronics
Construction & Engineering           Oil & Gas
Construction Materials               Paper & Forest Products
Containers & Packaging               Personal Products
Distributors                         Pharmaceuticals
Diversified Financial Services       Real Estate
Diversified Telecommunication        Road & Rail
Services
Electric Utilities                   Semiconductors and Semiconductor
                                     Equipment
Electrical Equipment                 Software
Electronic Equipment & Instruments   Specialty Retail
Energy Equipment & Services          Textiles, Apparel & Luxury Goods
Food & Staples Retailing             Thrifts & Mortgage Finance
Food Products                        Tobacco
Gas Utilities                        Trading Companies & Distributors
Health Care Equipment & Supplies     Transportation Infrastructure
Health Care Providers & Services     Water Utilities
Hotels Restaurants & Leisure         Wireless Telecommunication Services
Household Durables

                                   Appendix B

OppenheimerFunds Special Sales Charge Arrangements and Waivers

In certain cases, the initial sales charge that applies to purchases of Class A shares2 of the Oppenheimer funds or the contingent deferred sales charge that may apply to Class A, Class B or Class C shares may be waived.3 That is because of the economies of sales efforts realized by OppenheimerFunds Distributor,
Inc., (referred to in this document as the "Distributor"), or by dealers or other financial institutions that offer those shares to certain classes of investors.

Not all waivers apply to all funds. For example, waivers relating to Retirement
Plans do not apply to Oppenheimer municipal funds, because shares of those funds are not available for purchase by or on behalf of retirement plans. Other waivers apply only to shareholders of certain funds.

For the purposes of some of the waivers described below and in the Prospectus and Statement of Additional Information of the applicable Oppenheimer funds, the term "Retirement Plan" refers to the following types of plans:
         1) plans qualified under Sections 401(a) or 401(k) of the Internal
            Revenue Code,
         2) non-qualified deferred compensation plans, 3) employee benefit plans4
         4) Group Retirement Plans5 5) 403(b)(7) custodial plan accounts
         6) Individual Retirement Accounts ("IRAs"), including traditional IRAs,
            Roth IRAs, SEP-IRAs, SARSEPs or SIMPLE plans

The interpretation of these provisions as to the applicability of a special arrangement or waiver in a particular case is in the sole discretion of the
Distributor or the transfer agent (referred to in this document as the "Transfer
Agent") of the particular Oppenheimer fund. These waivers and special arrangements may be amended or terminated at any time by a particular fund, the
Distributor, and/or OppenheimerFunds, Inc. (referred to in this document as the
"Manager").

Waivers that apply at the time shares are redeemed must be requested by the shareholder and/or dealer in the redemption request. I.

Applicability of Class A Contingent Deferred Sales Charges in Certain Cases
------------------------------------------------------------------------------

Purchases of Class A Shares of Oppenheimer Funds That Are Not Subject to Initial
Sales Charge but May Be Subject to the Class A Contingent Deferred Sales Charge
(unless a waiver applies).

      There is no initial sales charge on purchases of Class A shares of any of the Oppenheimer funds in the cases listed below. However, these purchases may be subject to the Class A contingent deferred sales charge if redeemed within 18 months (24 months in the case of Oppenheimer Rochester National Municipals and
Rochester Fund Municipals) of the beginning of the calendar month of their purchase, as described in the Prospectus (unless a waiver described elsewhere in this Appendix applies to the redemption). Additionally, on shares purchased under these waivers that are subject to the Class A contingent deferred sales charge, the Distributor will pay the applicable concession described in the
Prospectus under "Class A Contingent Deferred Sales Charge."6 This waiver
provision applies to: |_| Purchases of Class A shares aggregating $1 million or
more. |_| Purchases of Class A shares by a Retirement Plan that was permitted to purchase such shares at net asset value but subject to a contingent deferred sales charge prior to March 1, 2001. That included plans
         (other than IRA or 403(b)(7) Custodial Plans) that: 1) bought shares costing $500,000 or more, 2) had at the time of purchase 100 or more eligible employees or total plan assets of $500,000 or more, or 3)
         certified to the Distributor that it projects to have annual plan purchases of $200,000 or more.
|_|   Purchases by an OppenheimerFunds-sponsored Rollover IRA, if the purchases are made:
         1) through a broker, dealer, bank or registered investment adviser that has made special arrangements with the Distributor for those purchases, or
         2) by a direct rollover of a distribution from a qualified Retirement
            Plan if the administrator of that Plan has made special arrangements with the Distributor for those purchases.
|_|      Purchases of Class A shares by Retirement Plans that have any of the following record-keeping arrangements: 1) The record keeping is performed by Merrill Lynch Pierce Fenner &
            Smith, Inc. ("Merrill Lynch") on a daily valuation basis for the
            Retirement Plan. On the date the plan sponsor signs the
            record-keeping service agreement with Merrill Lynch, the Plan must have $3 million or more of its assets invested in (a) mutual funds, other than those advised or managed by Merrill Lynch Investment
            Management, L.P. ("MLIM"), that are made available under a Service
            Agreement between Merrill Lynch and the mutual fund's principal underwriter or distributor, and (b) funds advised or managed by MLIM
            (the funds described in (a) and (b) are referred to as "Applicable
            Investments").
         2) The record keeping for the Retirement Plan is performed on a daily valuation basis by a record keeper whose services are provided under a contract or arrangement between the Retirement Plan and Merrill
            Lynch. On the date the plan sponsor signs the record keeping service agreement with Merrill Lynch, the Plan must have $3 million or more of its assets (excluding assets invested in money market funds)
            invested in Applicable Investments.
         3) The record keeping for a Retirement Plan is handled under a service agreement with Merrill Lynch and on the date the plan sponsor signs that agreement, the Plan has 500 or more eligible employees (as determined by the Merrill Lynch plan conversion manager).

II.   Waivers of Class A Sales Charges of Oppenheimer Funds
------------------------------------------------------------------------------

A. Waivers of Initial and Contingent Deferred Sales Charges for Certain
Purchasers.

Class A shares purchased by the following investors are not subject to any Class
A sales charges (and no concessions are paid by the Distributor on such purchases):
|_|   The Manager or its affiliates.
|_|   Present or former officers, directors, trustees and employees (and their "immediate families") of the Fund, the Manager and its affiliates, and retirement plans established by them for their employees. The term "immediate family" refers to one's spouse, children, grandchildren, grandparents, parents, parents-in-law, brothers and sisters, sons- and daughters-in-law, a sibling's spouse, a spouse's siblings, aunts, uncles, nieces and nephews;
         relatives by virtue of a remarriage (step-children, step-parents, etc.) are included.
|_|      Registered management investment companies, or separate accounts of insurance companies having an agreement with the Manager or the
         Distributor for that purpose.
|_|      Dealers or brokers that have a sales agreement with the Distributor, if they purchase shares for their own accounts or for retirement plans for their employees.
|_|   Employees and registered representatives (and their spouses) of dealers or brokers described above or financial institutions that have entered into sales arrangements with such dealers or brokers (and which are identified as such to the Distributor) or with the
         Distributor. The purchaser must certify to the Distributor at the time of purchase that the purchase is for the purchaser's own account (or for the benefit of such employee's spouse or minor children).
|_|      Dealers, brokers, banks or registered investment advisors that have entered into an agreement with the Distributor providing specifically for the use of shares of the Fund in particular investment products made available to their clients. Those clients may be charged a transaction fee by their dealer, broker, bank or advisor for the purchase or sale of Fund shares.
|_|      Investment advisors and financial planners who have entered into an agreement for this purpose with the Distributor and who charge an advisory, consulting or other fee for their services and buy shares for their own accounts or the accounts of their clients.
|_|      "Rabbi trusts" that buy shares for their own accounts, if the purchases are made through a broker or agent or other financial intermediary that has made special arrangements with the Distributor for those purchases.
|_|   Clients of investment advisors or financial planners (that have entered into an agreement for this purpose with the Distributor) who buy shares for their own accounts may also purchase shares without sales charge but only if their accounts are linked to a master account of their investment advisor or financial planner on the books and records of the broker, agent or financial intermediary with which the Distributor has made such special arrangements . Each of these investors may be charged a fee by the broker, agent or financial intermediary for purchasing shares.
|_|      Directors, trustees, officers or full-time employees of OpCap Advisors or its affiliates, their relatives or any trust, pension, profit sharing or other benefit plan which beneficially owns shares for those persons.
|_|      Accounts for which Oppenheimer Capital (or its successor) is the investment advisor (the Distributor must be advised of this arrangement) and persons who are directors or trustees of the company or trust which is the beneficial owner of such accounts.
|_|      A unit investment trust that has entered into an appropriate agreement with the Distributor.
|_|      Dealers, brokers, banks, or registered investment advisers that have entered into an agreement with the Distributor to sell shares to defined contribution employee retirement plans for which the dealer, broker or investment adviser provides administration services.

      Retirement Plans and deferred compensation plans and trusts used to fund those plans (including, for example, plans qualified or created under sections 401(a), 401(k), 403(b) or 457 of the Internal Revenue Code),
         in each case if those purchases are made through a broker, agent or other financial intermediary that has made special arrangements with the Distributor for those purchases.
|_|      A TRAC-2000 401(k) plan (sponsored by the former Quest for Value
         Advisors) whose Class B or Class C shares of a Former Quest for Value
         Fund were exchanged for Class A shares of that Fund due to the termination of the Class B and Class C TRAC-2000 program on November
         24, 1995.
|_|      A qualified Retirement Plan that had agreed with the former Quest for
         Value Advisors to purchase shares of any of the Former Quest for Value
         Funds at net asset value, with such shares to be held through
         DCXchange, a sub-transfer agency mutual fund clearinghouse, if that arrangement was consummated and share purchases commenced by December
         31, 1996.

B. Waivers of Initial and Contingent Deferred Sales Charges in Certain
Transactions.

Class A shares issued or purchased in the following transactions are not subject to sales charges (and no concessions are paid by the Distributor on such purchases):
|_|      Shares issued in plans of reorganization, such as mergers, asset acquisitions and exchange offers, to which the Fund is a party.
|_|      Shares purchased by the reinvestment of dividends or other distributions reinvested from the Fund or other Oppenheimer funds
         (other than Oppenheimer Cash Reserves) or unit investment trusts for which reinvestment arrangements have been made with the Distributor.
|_|      Shares purchased by the reinvestment of loan repayments by a participant in a Retirement Plan for which the Manager or an affiliate acts as sponsor.

C. Waivers of the Class A Contingent Deferred Sales Charge for Certain
Redemptions.

The Class A contingent deferred sales charge is also waived if shares that would otherwise be subject to the contingent deferred sales charge are redeemed in the following cases:
|_|      To make Automatic Withdrawal Plan payments that are limited annually to no more than 12% of the account value adjusted annually.
|_|      Involuntary redemptions of shares by operation of law or involuntary redemptions of small accounts (please refer to "Shareholder Account
         Rules and Policies," in the applicable fund Prospectus).
|_|      For distributions from Retirement Plans, deferred compensation plans or other employee benefit plans for any of the following purposes: 1)
         Following the death or disability (as defined in the Internal
            Revenue Code) of the participant or beneficiary. The death or disability must occur after the participant's account was
            established.
         2) To return excess contributions.
         3) To return contributions made due to a mistake of fact. 4) Hardship withdrawals, as defined in the plan.7 5) Under a Qualified Domestic
         Relations Order, as defined in the
            Internal Revenue Code, or, in the case of an IRA, a divorce or separation agreement described in Section 71(b) of the Internal
            Revenue Code.
         6) To meet the minimum distribution requirements of the Internal
            Revenue Code.
         7) To make "substantially equal periodic payments" as described in
            Section 72(t) of the Internal Revenue Code.
         8) For loans to participants or beneficiaries. 9) Separation from service.8
         10)Participant-directed redemptions to purchase shares of a mutual fund (other than a fund managed by the Manager or a subsidiary of the Manager) if the plan has made special arrangements with the
            Distributor.
         11)Plan termination or "in-service distributions," if the redemption proceeds are rolled over directly to an OppenheimerFunds-sponsored
            IRA.
|_|      For distributions from 401(k) plans sponsored by broker-dealers that have entered into a special agreement with the Distributor allowing this waiver.
|_|      For distributions from retirement plans that have $10 million or more in plan assets and that have entered into a special agreement with the
         Distributor.
|_|      For distributions from retirement plans which are part of a retirement plan product or platform offered by certain banks, broker-dealers, financial advisors, insurance companies or record keepers which have entered into a special agreement with the Distributor.

III.    Waivers of Class B, Class C and Class N Sales Charges of Oppenheimer
        Funds
--------------------------------------------------------------------------------

The Class B, Class C and Class N contingent deferred sales charges will not be applied to shares purchased in certain types of transactions or redeemed in certain circumstances described below.

A. Waivers for Redemptions in Certain Cases.

The Class B, Class C and Class N contingent deferred sales charges will be
waived for redemptions of shares in the following cases: |_| Shares redeemed
involuntarily, as described in "Shareholder Account
         Rules and Policies," in the applicable Prospectus.
|_|   Redemptions from accounts other than Retirement Plans following the death or disability of the last surviving shareholder. The death or disability must have occurred after the account was established, and for disability you must provide evidence of a determination of disability by the Social Security Administration.
|_|   The contingent deferred sales charges are generally not waived following the death or disability of a grantor or trustee for a trust account. The contingent deferred sales charges will only be waived in the limited case of the death of the trustee of a grantor trust or revocable living trust for which the trustee is also the sole beneficiary. The death or disability must have occurred after the account was established, and for disability you must provide evidence of a determination of disability by the Social Security
         Administration.
|_|      Distributions from accounts for which the broker-dealer of record has entered into a special agreement with the Distributor allowing this waiver.
|_|      Redemptions of Class B shares held by Retirement Plans whose records are maintained on a daily valuation basis by Merrill Lynch or an independent record keeper under a contract with Merrill Lynch.
|_|      Redemptions of Class C shares of Oppenheimer U.S. Government Trust from accounts of clients of financial institutions that have entered into a special arrangement with the Distributor for this purpose.
|_|      Redemptions of Class C Shares of an Oppenheimer fund in amounts of $1 million or more requested in writing by a Retirement Plan sponsor and submitted more than 12 months after the Retirement Plan's first purchase of Class C shares, if the redemption proceeds are invested to purchase Class N shares of one or more Oppenheimer funds.
|_|      Distributions9 from Retirement Plans or other employee benefit plans for any of the following purposes: 1) Following the death or disability
         (as defined in the Internal
            Revenue Code) of the participant or beneficiary. The death or disability must occur after the participant's account was
            established in an Oppenheimer fund.
         2) To return excess contributions made to a participant's account. 3)
         To return contributions made due to a mistake of fact. 4) To make hardship withdrawals, as defined in the plan.10 5) To make distributions required under a Qualified Domestic
            Relations Order or, in the case of an IRA, a divorce or separation agreement described in Section 71(b) of the Internal Revenue Code.
         6) To meet the minimum distribution requirements of the Internal
         Revenue Code.
         7) To make "substantially equal periodic payments" as described in
         Section 72(t) of the Internal Revenue Code.
         8) For loans to participants or beneficiaries.11 9) On account of the participant's separation from service.12 10) Participant-directed redemptions to purchase shares of a
            mutual fund (other than a fund managed by the Manager or a subsidiary of the Manager) offered as an investment option in a
            Retirement Plan if the plan has made special arrangements with the
            Distributor.
         11)Distributions made on account of a plan termination or "in-service"
            distributions, if the redemption proceeds are rolled over directly to an OppenheimerFunds-sponsored IRA.
         12)For distributions from a participant's account under an Automatic
            Withdrawal Plan after the participant reaches age 59 1/2, as long as the aggregate value of the distributions does not exceed 10% of the account's value, adjusted annually.
         13)Redemptions of Class B shares under an Automatic Withdrawal Plan for an account other than a Retirement Plan, if the aggregate value of the redeemed shares does not exceed 10% of the account's value, adjusted annually.
         14)For distributions from 401(k) plans sponsored by broker-dealers that have entered into a special arrangement with the Distributor allowing this waiver.
|_|      Redemptions of Class B shares or Class C shares under an Automatic
         Withdrawal Plan from an account other than a Retirement Plan if the aggregate value of the redeemed shares does not exceed 10% of the account's value annually.

B. Waivers for Shares Sold or Issued in Certain Transactions.

The contingent deferred sales charge is also waived on Class B and Class C
shares sold or issued in the following cases: |_| Shares sold to the Manager or
its affiliates.
|_|      Shares sold to registered management investment companies or separate accounts of insurance companies having an agreement with the Manager or the Distributor for that purpose.
|_| Shares issued in plans of reorganization to which the Fund is a party. |_|
Shares sold to present or former officers, directors, trustees or employees (and their "immediate families" as defined above in
         Section I.A.) of the Fund, the Manager and its affiliates and retirement plans established by them for their employees.

IV.   Special Sales Charge Arrangements for Shareholders of Certain
      Oppenheimer Funds Who Were Shareholders of Former Quest for Value Funds
------------------------------------------------------------------------------

The initial and contingent deferred sales charge rates and waivers for Class A,
Class B and Class C shares described in the Prospectus or Statement of
Additional Information of the Oppenheimer funds are modified as described below for certain persons who were shareholders of the former Quest for Value Funds.
To be eligible, those persons must have been shareholders on November 24, 1995, when OppenheimerFunds, Inc. became the investment advisor to those former Quest for Value Funds. Those funds include:
   Oppenheimer Quest Value Fund, Inc. Oppenheimer Small Cap Value Fund
   Oppenheimer Quest Balanced Fund    Oppenheimer Quest International Value
   Fund, Inc.
   Oppenheimer Quest Opportunity Value Fund

      These arrangements also apply to shareholders of the following funds when they merged (were reorganized) into various Oppenheimer funds on November 24,
1995:

   Quest for Value U.S. Government Income Fund  Quest for Value New York
   Tax-Exempt Fund
   Quest for Value Investment Quality Income Fund     Quest for Value
   National Tax-Exempt Fund
   Quest for Value Global Income Fund     Quest for Value California
   Tax-Exempt Fund

      All of the funds listed above are referred to in this Appendix as the
"Former Quest for Value Funds." The waivers of initial and contingent deferred sales charges described in this Appendix apply to shares of an Oppenheimer fund that are either:
|_|      acquired by such shareholder pursuant to an exchange of shares of an
         Oppenheimer fund that was one of the Former Quest for Value Funds, or
|_|      purchased by such shareholder by exchange of shares of another
         Oppenheimer fund that were acquired pursuant to the merger of any of the Former Quest for Value Funds into that other Oppenheimer fund on
         November 24, 1995.

A. Reductions or Waivers of Class A Sales Charges.

|X| Reduced Class A Initial Sales Charge Rates for Certain Former Quest for
Value Funds Shareholders.

Purchases by Groups and Associations. The following table sets forth the initial sales charge rates for Class A shares purchased by members of "Associations"
formed for any purpose other than the purchase of securities. The rates in the table apply if that Association purchased shares of any of the Former Quest for
Value Funds or received a proposal to purchase such shares from OCC Distributors prior to November 24, 1995.

--------------------------------------------------------------------------------
                      Initial Sales       Initial Sales Charge   Concession as
Number of Eligible    Charge as a % of    as a % of Net Amount   % of Offering
Employees or Members  Offering Price      Invested               Price
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
9 or Fewer                   2.50%                2.56%              2.00%
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
At  least  10 but not        2.00%                2.04%              1.60%
more than 49
--------------------------------------------------------------------------------

------------------------------------------------------------------------------
      For purchases by Associations having 50 or more eligible employees or members, there is no initial sales charge on purchases of Class A shares, but those shares are subject to the Class A contingent deferred sales charge described in the applicable fund's Prospectus.

      Purchases made under this arrangement qualify for the lower of either the sales charge rate in the table based on the number of members of an Association, or the sales charge rate that applies under the Right of Accumulation described in the applicable fund's Prospectus and Statement of Additional Information.
Individuals who qualify under this arrangement for reduced sales charge rates as members of Associations also may purchase shares for their individual or custodial accounts at these reduced sales charge rates, upon request to the
Distributor.

|X| Waiver of Class A Sales Charges for Certain Shareholders. Class A shares purchased by the following investors are not subject to any Class A initial or contingent deferred sales charges:
         Shareholders who were shareholders of the AMA Family of Funds on
         February 28, 1991 and who acquired shares of any of the Former Quest for Value Funds by merger of a portfolio of the AMA Family of Funds.
         Shareholders who acquired shares of any Former Quest for Value Fund by merger of any of the portfolios of the Unified Funds.

|X| Waiver of Class A Contingent Deferred Sales Charge in Certain Transactions.
The Class A contingent deferred sales charge will not apply to redemptions of
Class A shares purchased by the following investors who were shareholders of any
Former Quest for Value Fund:

      Investors who purchased Class A shares from a dealer that is or was not permitted to receive a sales load or redemption fee imposed on a shareholder with whom that dealer has a fiduciary relationship, under the Employee
Retirement Income Security Act of 1974 and regulations adopted under that law.

B. Class A, Class B and Class C Contingent Deferred Sales Charge Waivers.

     |X| Waivers for Redemptions of Shares  Purchased Prior to March 6, 1995. In
the following  cases,  the  contingent  deferred sales charge will be waived for redemptions  of Class A, Class B or Class C shares of an  Oppenheimer  fund. The shares must have been  acquired  by the merger of a Former  Quest for Value Fund into the fund or by exchange  from an  Oppenheimer  fund that was a Former Quest for Value Fund or into  which  such fund  merged.  Those  shares  must have been purchased  prior to March  6,  1995 in  connection  with:  withdrawals  under an automatic  withdrawal  plan holding only either Class B or Class C shares if the annual withdrawal does not exceed 10% of the initial value of the account value, adjusted annually,  and liquidation of a shareholder's  account if the aggregate net asset value of shares held in the account is less than the required  minimum value of such accounts.

     |X| Waivers for  Redemptions of Shares  Purchased on or After March 6, 1995
but Prior to November 24, 1995. In the following cases, the contingent  deferred sales  charge  will be waived  for  redemptions  of Class A,  Class B or Class C shares of an Oppenheimer  fund. The shares must have been acquired by the merger of a  Former  Quest  for  Value  Fund  into  the  fund  or by  exchange  from an
Oppenheimer  fund  that was a Former  Quest For Value  Fund or into  which  such
Former Quest for Value Fund merged.  Those shares must have been purchased on or after March 6, 1995, but prior to November 24, 1995:  redemptions  following the death or disability of the  shareholder(s)  (as evidenced by a determination  of total disability by the U.S. Social Security Administration);  withdrawals under an automatic  withdrawal plan (but only for Class B or Class C shares) where the annual  withdrawals do not exceed 10% of the initial value of the account value;
adjusted annually,  and liquidation of a shareholder's  account if the aggregate net asset value of shares held in the account is less than the required  minimum account value.

      A shareholder's account will be credited with the amount of any contingent deferred sales charge paid on the redemption of any Class A, Class B or Class C shares of the Oppenheimer fund described in this section if the proceeds are invested in the same Class of shares in that fund or another Oppenheimer fund within 90 days after redemption.

V.        Special Sales Charge Arrangements for Shareholders of Certain
          Oppenheimer Funds Who Were Shareholders of Connecticut Mutual
          Investment Accounts, Inc.
---------------------------------------------------------------------------

The initial and contingent deferred sale charge rates and waivers for Class A and Class B shares described in the respective Prospectus (or this Appendix) of the following Oppenheimer funds (each is referred to as a "Fund" in this section):
   Oppenheimer U. S. Government Trust,
   Oppenheimer Bond Fund,
   Oppenheimer Value Fund and
   Oppenheimer Disciplined Allocation Fund
are modified as described below for those Fund shareholders who were shareholders of the following funds (referred to as the "Former Connecticut
Mutual Funds") on March 1, 1996, when OppenheimerFunds, Inc. became the investment adviser to the Former Connecticut Mutual Funds:
   Connecticut Mutual Liquid Account Connecticut Mutual Total Return Account
   Connecticut Mutual Government Securities Account CMIA LifeSpan Capital
   Appreciation Account Connecticut Mutual Income Account CMIA LifeSpan Balanced
   Account Connecticut Mutual Growth Account CMIA Diversified Income Account

A. Prior Class A CDSC and Class A Sales Charge Waivers.

|X| Class A Contingent Deferred Sales Charge. Certain shareholders of a Fund and the other Former Connecticut Mutual Funds are entitled to continue to make additional purchases of Class A shares at net asset value without a Class A initial sales charge, but subject to the Class A contingent deferred sales charge that was in effect prior to March 18, 1996 (the "prior Class A CDSC").
Under the prior Class A CDSC, if any of those shares are redeemed within one year of purchase, they will be assessed a 1% contingent deferred sales charge on an amount equal to the current market value or the original purchase price of the shares sold, whichever is smaller (in such redemptions, any shares not subject to the prior Class A CDSC will be redeemed first).

      Those shareholders who are eligible for the prior Class A CDSC are: 1)
         persons whose purchases of Class A shares of a Fund and other
            Former Connecticut Mutual Funds were $500,000 prior to March 18,
            1996, as a result of direct purchases or purchases pursuant to the
            Fund's policies on Combined Purchases or Rights of Accumulation, who
            still hold those shares in that Fund or other Former Connecticut
            Mutual Funds, and
         2) persons whose intended purchases under a Statement of Intention entered into prior to March 18, 1996, with the former general distributor of the Former Connecticut Mutual Funds to purchase shares valued at $500,000 or more over a 13-month period entitled those persons to purchase shares at net asset value without being subject to the Class A initial sales charge

      Any of the Class A shares of a Fund and the other Former Connecticut
Mutual Funds that were purchased at net asset value prior to March 18, 1996, remain subject to the prior Class A CDSC, or if any additional shares are purchased by those shareholders at net asset value pursuant to this arrangement they will be subject to the prior Class A CDSC.

|X| Class A Sales Charge Waivers. Additional Class A shares of a Fund may be purchased without a sales charge, by a person who was in one (or more) of the categories below and acquired Class A shares prior to March 18, 1996, and still holds Class A shares:
         1) any purchaser, provided the total initial amount invested in the
            Fund or any one or more of the Former Connecticut Mutual Funds totaled $500,000 or more, including investments made pursuant to the
            Combined Purchases, Statement of Intention and Rights of
            Accumulation features available at the time of the initial purchase and such investment is still held in one or more of the Former
            Connecticut Mutual Funds or a Fund into which such Fund merged;
         2) any participant in a qualified plan, provided that the total initial amount invested by the plan in the Fund or any one or more of the
            Former Connecticut Mutual Funds totaled $500,000 or more;
         3) Directors of the Fund or any one or more of the Former Connecticut
            Mutual Funds and members of their immediate families;
         4) employee benefit plans sponsored by Connecticut Mutual Financial
            Services, L.L.C. ("CMFS"), the prior distributor of the Former
            Connecticut Mutual Funds, and its affiliated companies;
         5) one or more members of a group of at least 1,000 persons (and persons who are retirees from such group) engaged in a common business, profession, civic or charitable endeavor or other activity, and the spouses and minor dependent children of such persons, pursuant to a marketing program between CMFS and such group; and
         6) an institution acting as a fiduciary on behalf of an individual or individuals, if such institution was directly compensated by the individual(s) for recommending the purchase of the shares of the
            Fund or any one or more of the Former Connecticut Mutual Funds, provided the institution had an agreement with CMFS.

      Purchases of Class A shares made pursuant to (1) and (2) above may be subject to the Class A CDSC of the Former Connecticut Mutual Funds described above.

      Additionally, Class A shares of a Fund may be purchased without a sales charge by any holder of a variable annuity contract issued in New York State by
Connecticut Mutual Life Insurance Company through the Panorama Separate Account which is beyond the applicable surrender charge period and which was used to fund a qualified plan, if that holder exchanges the variable annuity contract proceeds to buy Class A shares of the Fund.

B. Class A and Class B Contingent Deferred Sales Charge Waivers.

In addition to the waivers set forth in the Prospectus and in this Appendix, above, the contingent deferred sales charge will be waived for redemptions of
Class A and Class B shares of a Fund and exchanges of Class A or Class B shares of a Fund into Class A or Class B shares of a Former Connecticut Mutual Fund provided that the Class A or Class B shares of the Fund to be redeemed or exchanged were (i) acquired prior to March 18, 1996 or (ii) were acquired by exchange from an Oppenheimer fund that was a Former Connecticut Mutual Fund.
Additionally, the shares of such Former Connecticut Mutual Fund must have been purchased prior to March 18, 1996:
   1) by the estate of a deceased shareholder;
   2) upon the disability of a shareholder, as defined in Section 72(m)(7) of the Internal Revenue Code;
   3) for retirement distributions (or loans) to participants or beneficiaries from retirement plans qualified under Sections 401(a) or 403(b)(7)of the
      Code, or from IRAs, deferred compensation plans created under Section 457 of the Code, or other employee benefit plans;
   4) as tax-free returns of excess contributions to such retirement or employee benefit plans;
   5) in whole or in part, in connection with shares sold to any state, county, or city, or any instrumentality, department, authority, or agency thereof, that is prohibited by applicable investment laws from paying a sales charge or concession in connection with the purchase of shares of any registered investment management company;
   6) in connection with the redemption of shares of the Fund due to a combination with another investment company by virtue of a merger, acquisition or similar reorganization transaction;
   7) in connection with the Fund's right to involuntarily redeem or liquidate the Fund;
   8) in connection with automatic redemptions of Class A shares and Class B shares in certain retirement plan accounts pursuant to an Automatic
      Withdrawal Plan but limited to no more than 12% of the original value annually; or
   9) as involuntary redemptions of shares by operation of law, or under procedures set forth in the Fund's Articles of Incorporation, or as adopted by the Board of Directors of the Fund.

VI.   Special Reduced Sales Charge for Former Shareholders of Advance
      America Funds, Inc.
------------------------------------------------------------------------------

Shareholders of Oppenheimer AMT-Free Municipals Fund, Oppenheimer U.S.
Government Trust, Oppenheimer Strategic Income Fund and Oppenheimer Capital
Income Fund who acquired (and still hold) shares of those funds as a result of the reorganization of series of Advance America Funds, Inc. into those
Oppenheimer funds on October 18, 1991, and who held shares of Advance America
Funds, Inc. on March 30, 1990, may purchase Class A shares of those four
Oppenheimer funds at a maximum sales charge rate of 4.50%.

VII.     Sales Charge Waivers on Purchases of Class M Shares of Oppenheimer
         Convertible Securities Fund
------------------------------------------------------------------------------

Oppenheimer Convertible Securities Fund (referred to as the "Fund" in this section) may sell Class M shares at net asset value without any initial sales charge to the classes of investors listed below who, prior to March 11, 1996, owned shares of the Fund's then-existing Class A and were permitted to purchase those shares at net asset value without sales charge:
|_| the Manager and its affiliates,
|_| present or former officers, directors, trustees and employees (and their "immediate families" as defined in the Fund's Statement of
         Additional Information) of the Fund, the Manager and its affiliates, and retirement plans established by them or the prior investment advisor of the Fund for their employees,
|_|      registered management investment companies or separate accounts of insurance companies that had an agreement with the Fund's prior investment advisor or distributor for that purpose,
|_|      dealers or brokers that have a sales agreement with the Distributor, if they purchase shares for their own accounts or for retirement plans for their employees,
|_|      employees and registered representatives (and their spouses) of dealers or brokers described in the preceding section or financial institutions that have entered into sales arrangements with those dealers or brokers
         (and whose identity is made known to the Distributor) or with the
         Distributor, but only if the purchaser certifies to the Distributor at the time of purchase that the purchaser meets these qualifications,
|_|      dealers, brokers, or registered investment advisors that had entered into an agreement with the Distributor or the prior distributor of the
         Fund specifically providing for the use of Class M shares of the Fund in specific investment products made available to their clients, and
|_|      dealers, brokers or registered investment advisors that had entered into an agreement with the Distributor or prior distributor of the
         Fund's shares to sell shares to defined contribution employee retirement plans for which the dealer, broker, or investment advisor provides administrative services.

-----------
1 In accordance with Rule 12b-1 of the Investment Company Act, the term
"Independent Trustees" in this Statement of Additional Information refers to those Trustees who are not "interested persons" of the Fund and who do not have any direct or indirect financial interest in the operation of the distribution plan or any agreement under the plan.
2 Certain waivers also apply to Class M shares of Oppenheimer Convertible
Securities Fund.
3 In the case of Oppenheimer Senior Floating Rate Fund, a continuously-offered closed-end fund, references to contingent deferred sales charges mean the Fund's
Early Withdrawal Charges and references to "redemptions" mean "repurchases" of shares.
4 An "employee benefit plan" means any plan or arrangement, whether or not it is
"qualified" under the Internal Revenue Code, under which Class N shares of an
Oppenheimer fund or funds are purchased by a fiduciary or other administrator for the account of participants who are employees of a single employer or of affiliated employers. These may include, for example, medical savings accounts, payroll deduction plans or similar plans. The fund accounts must be registered in the name of the fiduciary or administrator purchasing the shares for the benefit of participants in the plan.
5 The term "Group Retirement Plan" means any qualified or non-qualified retirement plan for employees of a corporation or sole proprietorship, members and employees of a partnership or association or other organized group of persons (the members of which may include other groups), if the group has made special arrangements with the Distributor and all members of the group participating in (or who are eligible to participate in) the plan purchase shares of an Oppenheimer fund or funds through a single investment dealer, broker or other financial institution designated by the group. Such plans include 457 plans, SEP-IRAs, SARSEPs, SIMPLE plans and 403(b) plans other than plans for public school employees. The term "Group Retirement Plan" also includes qualified retirement plans and non-qualified deferred compensation plans and IRAs that purchase shares of an Oppenheimer fund or funds through a single investment dealer, broker or other financial institution that has made special arrangements with the Distributor.
6 However, that concession will not be paid on purchases of shares in amounts of $1 million or more (including any right of accumulation) by a Retirement Plan that pays for the purchase with the redemption proceeds of Class C shares of one or more Oppenheimer funds held by the Plan for more than one year.
7 This provision does not apply to IRAs.
8 This provision does not apply to 403(b)(7) custodial plans if the participant is less than age 55, nor to IRAs.
9 The distribution must be requested prior to Plan termination or the elimination of the Oppenheimer funds as an investment option under the Plan.
10 This provision does not apply to IRAs.
11 This provision does not apply to loans from 403(b)(7) custodial plans and loans from the OppenheimerFunds-sponsored Single K retirement plan.
12 This provision does not apply to 403(b)(7) custodial plans if the participant is less than age 55, nor to IRAs.

Oppenheimer Main Street Opportunity Fund(R)

Internet Website:
      WWW.OPPENHEIMERFUNDS.COM

Investment Advisor
      OppenheimerFunds, Inc.
      Two World Financial Center
      225 Liberty Street, 11th Floor
      New York, New York 10281-1008

Distributor
      OppenheimerFunds Distributor, Inc.
      Two World Financial Center
      225 Liberty Street, 11th Floor
      New York, New York 10281-1008

Transfer Agent
      OppenheimerFunds Services
      P.O. Box 5270 Denver, Colorado 80217 1.800.CALL OPP(225.5677)

Custodian Bank
      Citibank, N.A.
      388 Greenwich Street
      New York, New York 10013

Independent Registered Public Accounting Firm
      Deloitte & Touche LLP
      555 Seventeenth Street
      Denver, Colorado 80202

Counsel to the Fund
      Myer, Swanson, Adams & Wolf, P.C.
      1600 Broadway
      Denver, Colorado 80202

Counsel to the Independent Trustees
      Mayer, Brown, Rowe & Maw, LLP
      1675 Broadway
      New York, New York 10019

PX0731.0904